UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series Funds
•	PIMCO Equity Series RAE Funds
•	PIMCO Equity Series RealPath® Blend Funds
•	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO EQUITY SERIES®

Annual Report

June 30, 2019

PIMCO Dividend and Income Fund

PIMCO EqS® Long/Short Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.85% on June 30, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.56%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.40%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.89%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 11.32%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.99%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.42%. Emerging

2	PIMCO EQUITY SERIES

market equities, as measured by the MSCI Emerging Markets Index, returned 1.21%, whereas global equities, as represented by the MSCI World Index, returned 6.33%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.54% and European equities, as represented by the MSCI Europe Index (in EUR), returned 4.46%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $79 a barrel, but by the end, it was roughly $67 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices moved higher, whereas copper prices declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.66% and 3.87% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.70% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2019	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Funds may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for

4	PIMCO EQUITY SERIES

Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	04/27/2018	04/30/12	04/30/12	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Funds at (888) 87-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	JUNE 30, 2019	5

PIMCO Dividend and Income Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	5 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	2.06%	2.46%	6.74%
PIMCO Dividend and Income Fund I-2	1.91%	2.38%	6.65%
PIMCO Dividend and Income Fund Class A	1.61%	2.09%	6.36%
PIMCO Dividend and Income Fund Class A (adjusted)	(3.97)%	0.95%	5.57%
PIMCO Dividend and Income Fund Class C	0.87%	1.32%	5.55%
PIMCO Dividend and Income Fund Class C (adjusted)	(0.11)%	1.32%	5.55%
MSCI World Index±	6.33%	6.60%	11.20%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	6.50%	5.37%	8.90%

All Fund returns are net of fees and expenses.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.86% for the Institutional Class shares, 0.96% for the Class I-2 shares, 1.21% for the Class A shares, and 1.96% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX	Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of 06/30/2019†§

United States‡	52.9%
Japan	10.7%
United Kingdom	7.7%
France	5.3%
Germany	3.8%
Australia	2.6%
Switzerland	2.3%
Spain	2.1%
Cayman Islands	2.0%
Italy	1.7%
Netherlands	1.7%
Canada	1.4%
Other	5.5%

Sector Breakdown as of 06/30/2019†§

Financials	17.6%
Industrials	10.7%
Health Care	7.5%
Consumer Discretionary	7.0%
U.S. Government Agencies	6.8%
Energy	6.7%
Communication Services	6.5%
Utilities	6.1%
Banking & Finance	5.0%
Information Technology	4.9%
Consumer Staples	4.6%
Asset-Backed Securities	3.5%
Non-Agency Mortgage-Backed Securities	3.1%
Materials	2.4%
U.S. Treasury Notes	2.3%
Sovereign Issues	1.1%
U.S. Treasury Bonds	1.0%
Other‡	2.9%

†  % of Investments, at value.

§ Geographic and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡ Includes Central Funds Used for Cash Management Purposes.

Fund Insights

The following affected performance during the reporting period:

»	Security selection within the healthcare sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the energy sector detracted from relative returns, as the sector underperformed the benchmark index.

»

Underweight exposure to, and security selection within, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection within the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Exposure to U.S. duration contributed to performance, as rates increased.

»	Exposure to U.S. cash rate contributed to performance, as short rates remained positive.

»	Hedging against Japanese duration detracted from performance, as Japanese rates fell.

ANNUAL REPORT	JUNE 30, 2019	7

PIMCO EqS® Long/Short Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred securities (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred securities), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019*

	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	0.26%	2.39%	5.38%	9.97%
PIMCO EqS® Long/Short Fund I-2	0.17%	2.31%	5.32%	9.93%
PIMCO EqS® Long/Short Fund I-3	0.08%	2.24%	5.27%	9.90%
PIMCO EqS® Long/Short Fund Class A	(0.01)%	2.04%	5.11%	9.80%
PIMCO EqS® Long/Short Fund Class A (adjusted)	(5.55)%	0.89%	4.52%	9.43%
PIMCO EqS® Long/Short Fund Class C	(0.85)%	1.29%	4.55%	9.45%
PIMCO EqS® Long/Short Fund Class C (adjusted)	(1.77)%	1.29%	4.55%	9.45%
3 Month USD LIBOR Index±	2.56%	1.17%	0.76%	1.72%

All Fund returns are net of fees and expenses.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. For periods prior to the inception date of each of the I-2, I-3, Class A and C shares’ performance is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 2.06% for the Institutional Class shares, 2.16% for the Class I-2 shares, 2.26% for the Class I-3 shares, 2.41% for the Class A shares, and 3.16% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PMHIX	I-2 - PMHBX	I-3 - PMHNX	Class A - PMHAX	Class C - PMHCX

Top 10 Long Exposure Holdings as of 06/30/2019†§

ONEOK, Inc.	6.9%
Oracle Corp.	4.3%
Volkswagen AG	4.3%
Las Vegas Sands Corp.	4.1%
Alphabet, Inc. ‘C’	3.7%
Plains All American Pipeline LP	2.9%
Enterprise Products Partners LP	2.9%
BNP Paribas S.A.	2.9%
ING Groep NV	2.8%
Vale S.A. SP — ADR	2.8%

Long Exposure Sector Breakdown as of 06/30/2019†§

Energy	19.5%
Consumer Discretionary	12.5%
Real Estate	11.0%
Information Technology	8.8%
Financials	7.2%
Materials	6.1%
Industrials	4.3%
Communication Services	3.7%
Utilities	2.2%

Top 10 Short Exposure Holdings as of 06/30/2019†§

Norfolk Southern Corp.	(3.4)%
NVR, Inc.	(2.7)%
Iron Mountain, Inc.	(2.6)%
Southern Co.	(2.2)%
International Business Machines Corp.	(1.9)%
Wells Fargo & Co.	(1.9)%
U.S. Bancorp	(1.6)%
Financial Select Sector SPDR Fund	(1.6)%
iShares Nasdaq Biotechnology ETF	(1.5)%
UBS Group AG	(1.5)%

Short Exposure Sector Breakdown as of 06/30/2019†§

Real Estate	(9.9)%
Consumer Discretionary	(8.2)%
Financials	(8.1)%
Industrials	(4.2)%
Exchange-Traded Funds	(3.1)%
Energy	(2.4)%
Utilities	(2.2)%
Information Technology	(1.9)%
Materials	(1.7)%
Health Care	(1.2)%
Communication Services	(1.1)%

† % of net exposure (Investments, at value net Securities Sold Short). Financial derivative instruments and short-term instruments are not taken into consideration.

§ Top 10 Holdings, Sector Breakdown and % of Investments exclude financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Proceeds received from settling litigation brought on behalf of the Fund and other investors against a real estate investment trust in which the Fund had invested contributed to performance.

»	The Fund’s long position in a freight railway company contributed to absolute returns, as the price of the security rose.

»	The Fund’s long position in a large railway franchise contributed to absolute returns, as the price of the security rose.

»	The Fund’s short equity positions contributed to absolute returns, as the prices of these securities generally fell.

»	The Fund’s long position in an S&P Oil and Gas ETF detracted from absolute returns, as the price of the fund fell.

»	The Fund’s long position in a hydrocarbon exploration company detracted from absolute returns, as the price of the security fell.

ANNUAL REPORT	JUNE 30, 2019	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dividend and Income Fund
Institutional Class	$1,000.00	$1,094.30	$4.91	$1,000.00	$1,019.97	$4.73	0.95%
I-2	1,000.00	1,093.10	5.42	1,000.00	1,019.48	5.23	1.05
Class A	1,000.00	1,091.40	6.70	1,000.00	1,018.25	6.47	1.30
Class C	1,000.00	1,087.10	10.55	1,000.00	1,014.55	10.18	2.05

PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$1,005.50	$12.51	$1,000.00	$1,012.18	$12.55	2.53%
I-2	1,000.00	1,005.50	13.01	1,000.00	1,011.69	13.05	2.63
I-3	1,000.00	1,004.60	13.25	1,000.00	1,011.44	13.29	2.68
Class A	1,000.00	1,003.70	14.23	1,000.00	1,010.45	14.28	2.88
Class C	1,000.00	1,000.00	17.90	1,000.00	1,006.76	17.96	3.63

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2019	11

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dividend and Income Fund
Institutional Class

06/30/2019	$11.54	$0.39	$(0.18)	$0.21	$(0.48)	$0.00	$0.00	$(0.48)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	0.00	(0.32)

06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	0.00	(0.23)

06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	0.00	(1.20)

06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	0.00	(0.80)
I-2

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	0.00	(0.46)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	0.00	(0.31)

06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	0.00	(0.22)

06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	0.00	(1.19)

06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	0.00	(0.79)
Class A

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	0.00	(0.42)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	0.00	(0.28)

06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	0.00	(0.20)

06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	0.00	(1.17)

06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	0.00	(0.76)
Class C

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	0.00	(0.27)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	0.00	(0.11)

06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	0.00	(1.09)

06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	0.00	(0.66)

PIMCO EqS® Long/Short Fund
Institutional Class

06/30/2019	$11.86	$0.08	$(0.04)	$0.04	$0.00	$(0.85)	$0.00	$(0.85)

06/30/2018	12.26	(0.01)	0.25	0.24	0.00	(0.64)	0.00	(0.64)

06/30/2017	11.69	(0.04)	1.20	1.16	(0.36)	(0.23)	0.00	(0.59)

06/30/2016	12.07	(0.17)	(0.07)	(0.24)	0.00	(0.14)	0.00	(0.14)

06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	0.00	(0.05)
I-2

06/30/2019	11.78	0.07	(0.04)	0.03	0.00	(0.85)	0.00	(0.85)

06/30/2018	12.19	(0.03)	0.26	0.23	0.00	(0.64)	0.00	(0.64)

06/30/2017	11.63	(0.05)	1.19	1.14	(0.35)	(0.23)	0.00	(0.58)

06/30/2016	12.02	(0.18)	(0.07)	(0.25)	0.00	(0.14)	0.00	(0.14)

06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	0.00	(0.05)
I-3

06/30/2019	11.78	0.10	(0.08)	0.02	0.00	(0.85)	0.00	(0.85)

04/27/2018 - 06/30/2018	11.76	0.01	0.01	0.02	0.00	0.00	0.00	0.00
Class A

06/30/2019	11.60	0.03	(0.02)	0.01	0.00	(0.85)	0.00	(0.85)

06/30/2018	12.05	(0.05)	0.24	0.19	0.00	(0.64)	0.00	(0.64)

06/30/2017	11.52	(0.08)	1.18	1.10	(0.34)	(0.23)	0.00	(0.57)

06/30/2016	11.94	(0.21)	(0.07)	(0.28)	0.00	(0.14)	0.00	(0.14)

06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)
Class C

06/30/2019	11.12	(0.05)	(0.03)	(0.08)	0.00	(0.85)	0.00	(0.85)

06/30/2018	11.65	(0.14)	0.25	0.11	0.00	(0.64)	0.00	(0.64)

06/30/2017	11.20	(0.16)	1.13	0.97	(0.29)	(0.23)	0.00	(0.52)

06/30/2016	11.69	(0.29)	(0.06)	(0.35)	0.00	(0.14)	0.00	(0.14)

06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	0.00	(0.05)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective June 16, 2016, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.

12	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.27	2.06%	$20,685	0.95%		0.96%		0.80%		0.81%		3.48%	108%

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04	80

11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88	93

9.94	(9.06)	31,840	0.83	(c)	1.00	(c)	0.83	(c)	1.00	(c)	4.03	114

12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70	98

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40	108

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94	80

11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79	93

9.96	(9.05)	34,120	0.93	(c)	1.10	(c)	0.93	(c)	1.10	(c)	3.53	114

12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64	98

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13	108

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70	80

11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53	93

9.94	(9.38)	167,857	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.67	114

12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39	98

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34	108

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91	80

11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75	93

9.92	(10.07)	195,393	1.93	(c)	2.10	(c)	1.93	(c)	2.10	(c)	2.91	114

12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67	98

$11.05	0.26%	$132,105	2.43%		2.44%		1.50%		1.51%		0.67%	227%

11.86	2.03	174,777	2.05		2.06		1.50		1.51		(0.11)	276

12.26	10.38	188,022	1.86		1.87		1.49		1.50		(0.32)	251

11.69	(2.02)	243,341	2.44		2.45		1.50		1.51		(1.46)	672

12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20	450

10.96	0.17	90,635	2.53		2.54		1.60		1.61		0.60	227

11.78	1.96	115,469	2.15		2.16		1.60		1.61		(0.22)	276

12.19	10.28	138,946	1.96		1.97		1.59		1.60		(0.44)	251

11.63	(2.11)	249,973	2.54		2.55		1.60		1.61		(1.51)	672

12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16	450

10.95	0.08	4,059	2.58		2.64		1.65		1.71		0.85	227

11.78	0.17	18	2.25	*	2.26	*	1.70	*	1.71	*	(0.41)*	276

10.76	(0.01)	82,667	2.78		2.79		1.85		1.86		0.30	227

11.60	1.64	113,499	2.40		2.41		1.85		1.86		(0.41)	276

12.05	9.97	88,636	2.21		2.22		1.84		1.85		(0.67)	251

11.52	(2.38)	147,582	2.79		2.80		1.85		1.86		(1.79)	672

11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)	450

10.19	(0.85)	54,072	3.53		3.54		2.60		2.61		(0.44)	227

11.12	0.99	71,218	3.15		3.16		2.60		2.61		(1.23)	276

11.65	9.07	91,557	2.96		2.97		2.59		2.60		(1.41)	251

11.20	(3.03)	145,358	3.54		3.55		2.60		2.61		(2.52)	672

11.69	0.66	140,719	3.01		3.02		2.59		2.60		(0.95)	450

ANNUAL REPORT	JUNE 30, 2019	13

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Assets:

Investments, at value
Investments in securities*	$273,271	$231,065
Investments in Affiliates	217	128,160
Financial Derivative Instruments
Exchange-traded or centrally cleared	92	0
Over the counter	221	437
Cash	0	1
Deposits with counterparty	972	112,237
Foreign currency, at value	1,368	205
Receivable for investments sold	10,687	4,285
Receivable for investments sold on a delayed-delivery basis	2,825	0
Receivable for TBA investments sold	22,796	0
Receivable for Fund shares sold	165	86
Interest and/or dividends receivable	1,580	348
Dividends receivable from Affiliates	1	284
Reimbursement receivable from PIMCO	4	5
Other assets	1	0
Total Assets	314,200	477,113

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,879	$0
Payable for sale-buyback transactions	4,782	0
Payable for short sales	1,550	109,689
Financial Derivative Instruments
Exchange-traded or centrally cleared	46	549
Over the counter	274	1,593
Payable for investments purchased	10,090	249
Payable for investments in Affiliates purchased	1	284
Payable for TBA investments purchased	38,184	0
Payable for unfunded loan commitments	131	0
Payable for Fund shares redeemed	544	704
Overdraft due to custodian	604	0
Accrued investment advisory fees	94	296
Accrued supervisory and administrative fees	76	146
Accrued distribution fees	48	32
Accrued servicing fees	39	26
Other liabilities	8	7
Total Liabilities	62,350	113,575

Net Assets	$251,850	$363,538

Net Assets Consist of:

Paid in capital	$339,785	$364,377
Distributable earnings (accumulated loss)	(87,935)	(839)

Net Assets	$251,850	$363,538

Cost of investments in securities	$264,811	$231,331
Cost of investments in Affiliates	$217	$128,085
Cost of foreign currency held	$1,362	$207
Proceeds received on short sales	$1,550	$104,819
Cost or premiums of financial derivative instruments, net	$(394)	$(3,267)

* Includes repurchase agreements of:	$515	$248

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Net Assets:

Institutional Class	$20,685	$132,105
I-2	25,573	90,635
I-3	N/A	4,059
Class A	122,533	82,667
Class C	83,059	54,072

Shares Issued and Outstanding:

Institutional Class	1,836	11,949
I-2	2,265	8,271
I-3	N/A	371
Class A	10,872	7,683
Class C	7,354	5,305

Net Asset Value Per Share Outstanding:

Institutional Class	$11.27	$11.05
I-2	11.29	10.96
I-3	N/A	10.95
Class A	11.27	10.76
Class C	11.29	10.19

ANNUAL REPORT	JUNE 30, 2019	15

Statements of Operations

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Investment Income:

Interest	$4,262	$4,191
Dividends, net of foreign taxes*	7,781	6,324
Dividends from Investments in Affiliates	11	3,684
Total Income	12,054	14,199

Expenses:

Investment advisory fees	1,339	4,759
Supervisory and administrative fees	1,072	2,360
Distribution fees - Class C	734	481
Servicing fees - Class A	320	253
Servicing fees - Class C	245	160
Dividends on short sales	0	3,846
Trustee fees	23	38
Interest expense	404	420
Miscellaneous expense	17	28
Total Expenses	4,154	12,345
Waiver and/or Reimbursement by PIMCO	(23)	(39)
Net Expenses	4,131	12,306

Net Investment Income (Loss)	7,923	1,893

Net Realized Gain (Loss):

Investments in securities	4,962	18,808
Investments in Affiliates	0	21
Exchange-traded or centrally cleared financial derivative instruments	561	(882)
Over the counter financial derivative instruments	1,188	1,817
Short sales	0	7,341
Foreign currency	(115)	(8)

Net Realized Gain (Loss)	6,596	27,097

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(10,678)	(18,947)
Investments in Affiliates	0	36
Exchange-traded or centrally cleared financial derivative instruments	(769)	(1,444)
Over the counter financial derivative instruments	116	(1,669)
Short sales	0	(6,482)
Foreign currency assets and liabilities	44	254

Net Change in Unrealized Appreciation (Depreciation)	(11,287)	(28,252)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,232	$738

* Foreign tax withholdings - Dividends	$484	$191

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Dividend and Income Fund			PIMCO EqS® Long/Short Fund

(Amounts in thousands†)	Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,923	$8,073		$1,893	$(2,081)
Net realized gain (loss)	6,596	16,762		27,097	14,765
Net change in unrealized appreciation (depreciation)	(11,287)	(3,553)		(28,252)	(2,974)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,232	21,282		738	9,710

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(897)	(650)		(11,636)	(9,995)
I-2	(1,066)	(724)		(10,268)	(6,284)
I-3	0	0		(92)	0
Class D	0	(152	)(a)	0	(2,640	)(a)
Class A	(4,742)	(3,458)		(7,472)	(4,412)
Class C	(2,395)	(2,417)		(4,947)	(4,484)

Total Distributions(b)	(9,100)	(7,401)		(34,415)	(27,815)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(46,339)	(51,381)		(77,766)	(60,493)

Total Increase (Decrease) in Net Assets	(52,207)	(37,500)		(111,443)	(78,598)

Net Assets:

Beginning of year	304,057	341,557		474,981	553,579
End of year	$251,850	$304,057		$363,538	$474,981

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2019	17

Statement of Cash Flows

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO EqS® Long/Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$738

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(564,719)
Proceeds from sales of long-term securities	697,190
(Purchases) Proceeds from sales of short-term portfolio investments, net	(13,220)
(Increase) decrease in deposits with counterparty	18,722
(Increase) decrease in receivable for investments sold	(3,949)
(Increase) decrease in interest and/or dividends receivable	56
(Increase) decrease in dividends receivable from Affiliates	(15)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(1,873)
Proceeds from (Payments on) over the counter financial derivative instruments	1,816
(Increase) decrease in reimbursement receivable from PIMCO	3
(Increase) decrease in other assets	1
Increase (decrease) in payable for investments purchased	(4,599)
Increase (decrease) in deposits from counterparty	(871)
Increase (decrease) in accrued investment advisory fees	(133)
Increase (decrease) in accrued supervisory and administrative fees	(65)
Increase (decrease) in accrued distribution fees	(14)
Increase (decrease) in accrued servicing fees	(14)
Proceeds from (Payments on) short sales transactions, net	(17,842)
Proceeds from (Payments on) foreign currency transactions	246
Increase (decrease) in other liabilities	7
Net Realized (Gain) Loss
Investments in securities	(18,808)
Investments in Affiliates	(21)
Exchange-traded or centrally cleared financial derivative instruments	882
Over the counter financial derivative instruments	(1,817)
Short sales	(7,341)
Foreign currency	8
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	18,947
Investments in Affiliates	(36)
Exchange-traded or centrally cleared financial derivative instruments	1,444
Over the counter financial derivative instruments	1,669
Short sales	6,482
Foreign currency assets and liabilities	(254)
Net amortization (accretion) on investments	(1,410)

Net Cash Provided by (Used for) Operating Activities	111,210

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	147,045
Payments on shares redeemed	(258,752)
Cash distributions paid*	(54)

Net Cash Received from (Used for) Financing Activities	(111,761)

Net Increase (Decrease) in Cash and Foreign Currency	(551)

Cash and Foreign Currency:

Beginning of year	757
End of year	$206

* Reinvestment of distributions	$34,361

Supplemental Disclosure of Cash Flow Information:

Dividends on short sales paid during the year	$3,845
Interest expense paid during the year	$421

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.5%

ASSET-BACKED SECURITIES 3.8%

CAYMAN ISLANDS 0.5%

Evans Grove CLO Ltd.
3.441% due 05/28/2028 •	$800	$795

TruPS Financials Note Securitization Ltd.
3.957% due 09/20/2039 •	504	499

Total Cayman Islands		1,294

UNITED STATES 3.3%

Conseco Finance Corp.
6.280% due 09/01/2030	337	360

Credit Suisse First Boston Mortgage Securities Corp.
3.024% due 01/25/2032 •	1,151	1,140

EMC Mortgage Loan Trust
3.704% due 02/25/2041 •	35	35

Legacy Mortgage Asset Trust
4.180% due 01/28/2070 •	1,179	1,204

LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •	340	337

Morgan Stanley Home Equity Loan Trust
2.504% due 12/25/2036 •	1,788	1,044

Navient Student Loan Trust
3.454% due 12/27/2066 •	538	541

Residential Asset Securities Corp. Trust
3.289% due 01/25/2034 •	1,277	1,280

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027	354	355

Structured Asset Investment Loan Trust
2.554% due 09/25/2036 •	1,951	1,884

Total United States		8,180

Total Asset-Backed Securities (Cost $8,909)		9,474

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

CANADA 0.0%

Valeant Pharmaceuticals International, Inc.
5.412% (LIBOR03M + 3.000%) due 06/02/2025 ~	4	4

Total Canada		4

LUXEMBOURG 0.0%

Intelsat Jackson Holdings S.A.
6.154% (LIBOR03M + 3.750%) due 11/27/2023 ~	14	14
6.625% due 01/02/2024	13	13

Total Luxembourg		27

UNITED ARAB EMIRATES 0.0%

Dubai World (Cash 2.500% and PIK 1.750%)
4.250% (LIBOR03M + 2.500%) due 09/30/2022 ~	101	96

Total United Arab Emirates		96

UNITED STATES 1.0%

Avolon TLB Borrower (U.S.) LLC
4.133% (LIBOR03M + 1.750%) due 01/15/2025 ~	24	24

Beacon Roofing Supply, Inc.
4.663% (LIBOR03M + 2.250%) due 01/02/2025 ~	10	10

BWAY Holding Co.
5.854% (LIBOR03M + 3.250%) due 04/03/2024 ~	10	9

Caesars Resort Collection LLC
5.152% (LIBOR03M + 2.750%) due 12/22/2024 ~	99	97

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Core & Main LP
5.520% (LIBOR03M + 3.000%) due 08/01/2024 ~	$10	$10

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~	97	92

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~	100	87

Financial & Risk U.S. Holdings, Inc.
6.152% (LIBOR03M + 3.750%) due 10/01/2025 ~	115	112

Hilton Worldwide Finance LLC
4.154% (LIBOR03M + 1.750%) due 06/22/2026 ~	230	231

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~	308	309

Las Vegas Sands LLC
4.152% (LIBOR03M + 1.750%) due 03/27/2025 ~	389	387

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	19

Multi Color Corp.
6.750% (PRIME + 1.250%) due 10/31/2024 ~	2	2

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~	121	106

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)	262	255
4.690% (LIBOR03M + 2.250%) due 12/31/2020 «~	392	392

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~	17	16

PG&E Corp.
1.125% due 12/31/2020 «µ	131	131

Post Holdings, Inc.
4.404% (LIBOR03M + 2.000%) due 05/24/2024 ~	6	6

Sprint Communications, Inc.
4.938% (LIBOR03M + 2.500%) due 02/02/2024 ~	98	96

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~	13	12

TEX Operations Co. LLC
4.402% (LIBOR03M + 2.000%) due 08/04/2023 ~	16	16

U.S. Renal Care, Inc.
TBD% due 06/13/2026	13	13

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~	9	8

Westmoreland Coal Company (Cash 12.500% and PIK 15.000%)
27.500% (LIBOR03M + 12.500%) due 03/15/2029 «~	3	3

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~	1	1

Total United States		2,444

Total Loan Participations and Assignments (Cost $2,590)		2,571

	SHARES
COMMON STOCKS 73.8%

AUSTRALIA 2.6%

COMMUNICATION SERVICES 0.3%

Telstra Corp. Ltd.	309,345	837

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.1%

Crown Resorts Ltd.	13,580	$119

Wesfarmers Ltd.	3,567	90

		209

CONSUMER STAPLES 0.3%

Coca-Cola Amatil Ltd.	19,870	142

Coles Group Ltd. (e)	3,918	37

Woolworths Group Ltd.	27,960	653

		832

ENERGY 0.1%

Woodside Petroleum Ltd.	13,845	355

FINANCIALS 1.5%

AMP Ltd.	141,821	211

Australia & New Zealand Banking Group Ltd.	59,447	1,180

Genworth Mortgage Insurance Australia Ltd.	31,749	63

National Australia Bank Ltd.	45,753	859

Suncorp Group Ltd.	47,058	446

Westpac Banking Corp.	49,215	981

		3,740

HEALTH CARE 0.1%

Healius Ltd.	45,426	97

Sonic Healthcare Ltd.	1,952	37

		134

MATERIALS 0.2%

BHP Group Ltd.	10,107	294

Fortescue Metals Group Ltd.	35,153	223

		517

Total Australia		6,624

AUSTRIA 0.1%

ENERGY 0.0%

OMV AG	2,296	112

FINANCIALS 0.0%

Raiffeisen Bank International AG	3,726	88

MATERIALS 0.1%

voestalpine AG	4,183	129

Total Austria		329

BELGIUM 0.3%

COMMUNICATION SERVICES 0.1%

Proximus SADP	7,804	231

FINANCIALS 0.2%

Ageas	7,890	410

INDUSTRIALS 0.0%

bpost S.A.	11,285	107

Total Belgium		748

BERMUDA 0.0%

FINANCIALS 0.0%

Assured Guaranty Ltd.	1,765	74

Total Bermuda		74

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
BRAZIL 0.0%

ENERGY 0.0%

Dommo Energia S.A. «(e)(k)(i)	29,578	$20

Dommo Energia S.A. SP - ADR «(e)	63	1

		21

UTILITIES 0.0%

Eneva S.A. (e)(k)	239	2

Eneva S.A. (k)	660	4

		6

Total Brazil		27

CANADA 1.3%

COMMUNICATION SERVICES 0.1%

Shaw Communications, Inc. ‘B’	5,926	121

CONSUMER DISCRETIONARY 0.0%

Magna International, Inc.	2,318	115

ENERGY 0.2%

ARC Resources Ltd.	4,954	24

Crescent Point Energy Corp.	124,728	413

Husky Energy, Inc.	10,556	100

		537

FINANCIALS 0.7%

Bank of Montreal	6,168	466

Canadian Imperial Bank of Commerce	7,932	624

National Bank of Canada	5,443	258

Power Corp. of Canada	14,351	309

Power Financial Corp.	4,575	105

		1,762

INDUSTRIALS 0.1%

WestJet Airlines Ltd.	13,841	325

UTILITIES 0.2%

Atco Ltd. ‘I’	6,578	222

Capital Power Corp.	4,036	93

TransAlta Corp.	30,282	197

		512

Total Canada		3,372

DENMARK 0.1%

ENERGY 0.0%

Drilling Co. of 1972 A/S (e)	302	24

INDUSTRIALS 0.1%

AP Moller - Maersk A/S ‘B’	123	153

Total Denmark		177

FINLAND 0.1%

FINANCIALS 0.1%

Nordea Bank Abp	15,928	116

MATERIALS 0.0%

Stora Enso Oyj ‘R’	8,417	99

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

Fortum Oyj	4,212	$93

Total Finland		308

FRANCE 5.2%

COMMUNICATION SERVICES 0.8%

Eutelsat Communications S.A.	2,801	53

Lagardere S.C.A.	15,288	398

Orange S.A.	76,478	1,206

Vivendi S.A.	10,196	280

		1,937

CONSUMER DISCRETIONARY 0.1%

Cie Generale des Etablissements Michelin S.C.A.	3,144	398

CONSUMER STAPLES 0.5%

Carrefour S.A.	44,151	852

Casino Guichard Perrachon S.A.	11,572	395

		1,247

ENERGY 0.4%

Total S.A.	17,972	1,008

FINANCIALS 1.5%

AXA S.A.	44,535	1,169

BNP Paribas S.A.	26,929	1,277

SCOR SE	3,076	135

Societe Generale S.A.	51,035	1,288

		3,869

HEALTH CARE 1.0%

Sanofi	28,007	2,420

INDUSTRIALS 0.5%

Alstom S.A.	1,871	87

Bouygues S.A.	11,209	415

Cie de Saint-Gobain	10,776	421

Rexel S.A.	18,756	238

		1,161

UTILITIES 0.4%

Electricite de France S.A.	55,293	697

Engie S.A.	25,791	391

		1,088

Total France		13,128

GERMANY 3.1%

COMMUNICATION SERVICES 0.0%

ProSiebenSat.1 Media SE	6,962	109

CONSUMER DISCRETIONARY 1.0%

Bayerische Motoren Werke AG	11,712	866

Ceconomy AG	13,993	86

Daimler AG	29,365	1,638

Hugo Boss AG	500	33

		2,623

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Metro AG	12,154	$222

Suedzucker AG	5,647	96

		318

FINANCIALS 0.6%

Aareal Bank AG	2,124	56

Deutsche Pfandbriefbank AG	4,192	50

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,411	1,106

Talanx AG	4,011	174

		1,386

HEALTH CARE 0.4%

Bayer AG	13,068	906

INDUSTRIALS 0.3%

Deutsche Lufthansa AG	30,793	528

Deutsche Post AG	5,007	165

		693

MATERIALS 0.6%

BASF SE	15,118	1,100

Evonik Industries AG	5,379	156

K+S AG	7,626	142

		1,398

UTILITIES 0.1%

E.ON SE	16,161	175

Innogy SE	2,461	106

		281

Total Germany		7,714

HONG KONG 0.6%

CONSUMER DISCRETIONARY 0.2%

Li & Fung Ltd.	516,000	90

SJM Holdings Ltd.	243,000	277

Skyworth Digital Holdings Ltd.	224,000	60

		427

INDUSTRIALS 0.0%

Kingboard Holdings Ltd.	30,500	85

REAL ESTATE 0.4%

Kerry Properties Ltd.	34,500	145

Shimao Property Holdings Ltd.	67,000	204

Swire Pacific Ltd. ‘A’	40,500	497

Wharf Holdings Ltd.	37,000	98

Wheelock & Co. Ltd.	15,000	108

		1,052

Total Hong Kong		1,564

ISRAEL 0.2%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd.	172,980	131

MATERIALS 0.1%

Israel Chemicals Ltd.	46,679	245

Israel Corp. Ltd. (e)	73	18

		263

Total Israel		394

20	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)
ITALY 1.7%

ENERGY 0.6%

Eni SpA	86,313	$1,435

FINANCIALS 0.5%

Assicurazioni Generali SpA	18,014	339

Poste Italiane SpA	76,075	802

Unipol Gruppo Finanziario SpA	32,318	157

		1,298

UTILITIES 0.6%

Enel SpA	225,571	1,574

Total Italy		4,307

JAPAN 11.5%

COMMUNICATION SERVICES 0.7%

Fuji Media Holdings, Inc.	6,400	90

Gree, Inc.	8,400	39

Nippon Telegraph & Telephone Corp.	30,400	1,416

NTT DOCOMO, Inc.	5,900	138

		1,683

CONSUMER DISCRETIONARY 2.5%

Aisin Seiki Co. Ltd.	4,700	162

Aoyama Trading Co. Ltd.	5,100	100

Bridgestone Corp.	11,600	458

DCM Holdings Co. Ltd.	7,000	69

EDION Corp.	3,600	33

Geo Holdings Corp.	2,200	28

Honda Motor Co. Ltd.	44,800	1,158

Isuzu Motors Ltd.	3,700	42

Mazda Motor Corp.	31,300	324

Nissan Motor Co. Ltd.	120,400	862

NOK Corp.	6,400	96

Sega Sammy Holdings, Inc.	3,500	43

Sekisui House Ltd.	4,500	74

Skylark Co. Ltd.	5,600	98

Subaru Corp.	15,400	375

Sumitomo Electric Industries Ltd.	16,000	211

Sumitomo Rubber Industries Ltd.	8,600	100

Toyota Motor Corp.	29,600	1,837

Yokohama Rubber Co. Ltd.	5,100	94

		6,164

CONSUMER STAPLES 0.4%

Japan Tobacco, Inc.	12,700	280

Kirin Holdings Co. Ltd.	12,900	278

Seven & i Holdings Co. Ltd.	13,300	451

		1,009

ENERGY 0.1%

Inpex Corp.	26,900	244

Japan Petroleum Exploration Co. Ltd.	1,400	32

		276

FINANCIALS 2.5%

Concordia Financial Group Ltd.	23,700	89

Daiwa Securities Group, Inc.	41,100	181

Fukuoka Financial Group, Inc.	1,500	28

Hokuhoku Financial Group, Inc.	7,400	77

	SHARES	MARKET VALUE (000S)

Japan Post Holdings Co. Ltd.	44,600	$505

Mitsubishi UFJ Financial Group, Inc.	321,400	1,531

Mizuho Financial Group, Inc.	783,400	1,139

MS&AD Insurance Group Holdings, Inc.	2,900	92

Nomura Holdings, Inc.	93,400	331

ORIX Corp.	24,700	369

Resona Holdings, Inc.	71,900	300

SBI Holdings, Inc.	3,800	94

Sumitomo Mitsui Financial Group, Inc.	32,400	1,148

Sumitomo Mitsui Trust Holdings, Inc.	7,900	287

T&D Holdings, Inc.	9,000	98

Yamaguchi Financial Group, Inc.	8,100	55

		6,324

HEALTH CARE 0.5%

Astellas Pharma, Inc.	31,300	446

Daiichi Sankyo Co. Ltd.	7,600	399

Miraca Holdings, Inc.	4,300	98

Nipro Corp.	3,900	43

Takeda Pharmaceutical Co. Ltd.	8,700	309

		1,295

INDUSTRIALS 1.8%

Asahi Glass Co. Ltd.	7,000	242

Dai Nippon Printing Co. Ltd.	11,900	254

Hitachi Zosen Corp.	19,700	72

ITOCHU Corp.	23,500	450

Japan Airlines Co. Ltd.	8,200	262

Kawasaki Heavy Industries Ltd.	5,700	134

Marubeni Corp.	56,400	374

Mitsubishi Corp.	18,600	492

Mitsubishi Heavy Industries Ltd.	16,200	707

Mitsui & Co. Ltd.	40,100	655

Mitsui E&S Holdings Co. Ltd.	5,500	51

Sojitz Corp.	28,200	91

Sumitomo Corp.	22,800	346

Toppan Printing Co. Ltd.	9,000	137

Toyota Tsusho Corp.	3,500	106

West Japan Railway Co.	1,900	154

		4,527

INFORMATION TECHNOLOGY 1.8%

Canon, Inc.	22,100	647

Fujitsu Ltd.	10,000	699

Hitachi Ltd.	44,200	1,626

Konica Minolta, Inc.	40,400	394

NEC Corp.	8,200	324

Nippon Electric Glass Co. Ltd.	1,800	46

Oki Electric Industry Co. Ltd.	9,200	115

Ricoh Co. Ltd.	60,100	601

Seiko Epson Corp.	3,300	52

		4,504

MATERIALS 0.6%

Asahi Kasei Corp.	4,200	45

DIC Corp.	2,200	58

Kobe Steel Ltd.	37,100	244

Kuraray Co. Ltd.	3,900	47

Mitsubishi Materials Corp.	5,000	142

Nippon Paper Industries Co. Ltd. ‘L’	12,300	218

Nippon Steel Corp.	7,000	120

Oji Holdings Corp.	21,000	122

	SHARES	MARKET VALUE (000S)

Sumitomo Chemical Co. Ltd.	51,100	$238

Toyobo Co. Ltd.	8,500	102

Ube Industries Ltd.	4,900	102

		1,438

REAL ESTATE 0.0%

Nomura Real Estate Holdings, Inc.	4,900	105

UTILITIES 0.6%

Chubu Electric Power Co., Inc.	30,900	434

Chugoku Electric Power Co., Inc.	27,800	351

Electric Power Development Co. Ltd. ‘C’	7,000	159

Hokuriku Electric Power Co.	19,500	142

Osaka Gas Co. Ltd.	3,500	61

Tohoku Electric Power Co., Inc.	29,900	303

Tokyo Gas Co. Ltd.	4,600	108

		1,558

Total Japan		28,883

JERSEY, CHANNEL ISLANDS 0.0%

MATERIALS 0.0%

Amcor PLC (e)	5,288	61

Total Jersey, Channel Islands		61

LUXEMBOURG 0.1%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular S.A.	829	46

RTL Group S.A.	1,850	95

SES S.A.	8,836	138

		279

MATERIALS 0.0%

Ternium S.A. SP - ADR	1,853	42

Total Luxembourg		321

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (e)	41,996	0

Total Mexico		0

NETHERLANDS 1.6%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	104,243	320

VEON Ltd. ADR	68,336	191

		511

CONSUMER STAPLES 0.0%

Heineken Holding NV	1,093	115

ENERGY 1.0%

Royal Dutch Shell PLC ‘A’	73,000	2,383

FINANCIALS 0.2%

Aegon NV	55,715	277

ASR Nederland NV	2,712	110

		387

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Koninklijke Philips NV	7,381	$321

INDUSTRIALS 0.1%

Boskalis Westminster	2,974	68

Signify NV	7,327	217

		285

Total Netherlands		4,002

NEW ZEALAND 0.1%

MATERIALS 0.1%

Fletcher Building Ltd.	39,225	128

Total New Zealand		128

NORWAY 0.5%

COMMUNICATION SERVICES 0.1%

Telenor ASA	10,887	231

ENERGY 0.3%

Equinor ASA	35,346	701

FINANCIALS 0.0%

DNB ASA	5,330	99

MATERIALS 0.1%

Yara International ASA	3,882	189

Total Norway		1,220

PORTUGAL 0.2%

MATERIALS 0.0%

Navigator Co. S.A.	8,072	31

UTILITIES 0.2%

EDP - Energias de Portugal S.A.	136,874	520

Total Portugal		551

SINGAPORE 0.1%

INDUSTRIALS 0.1%

Keppel Corp. Ltd.	39,600	195

Total Singapore		195

SPAIN 2.2%

COMMUNICATION SERVICES 0.7%

Telefonica S.A.	214,766	1,766

FINANCIALS 1.0%

Banco Santander S.A.	529,604	2,454

Mapfre S.A.	24,878	73

		2,527

INDUSTRIALS 0.3%

ACS Actividades de Construccion Y Servicios S.A.	13,774	551

Obrascon Huarte Lain S.A.	65,325	84

		635

UTILITIES 0.2%

Endesa S.A.	24,164	622

Total Spain		5,550

	SHARES	MARKET VALUE (000S)
SWEDEN 0.6%

COMMUNICATION SERVICES 0.2%

Tele2 AB ‘B’	7,155	$105

Telia Co. AB	81,924	363

		468

CONSUMER DISCRETIONARY 0.1%

Hennes & Mauritz AB ‘B’	12,386	220

FINANCIALS 0.3%

Skandinaviska Enskilda Banken AB ‘A’	30,217	280

Svenska Handelsbanken AB ‘A’	18,966	187

Swedbank AB ‘A’	17,649	266

		733

HEALTH CARE 0.0%

Getinge AB ‘B’	6,525	103

INDUSTRIALS 0.0%

Skanska AB ‘B’	2,669	48

Total Sweden		1,572

SWITZERLAND 2.5%

COMMUNICATION SERVICES 0.1%

Swisscom AG	415	209

CONSUMER DISCRETIONARY 0.1%

Garmin Ltd.	2,137	170

Swatch Group AG	170	49

		219

CONSUMER STAPLES 0.0%

Aryzta AG (e)	22,120	25

FINANCIALS 1.3%

Baloise Holding AG	328	58

Swiss Life Holding AG	1,323	656

Swiss Re AG	11,027	1,121

Zurich Insurance Group AG	4,194	1,459

		3,294

HEALTH CARE 0.8%

Roche Holding AG	7,105	1,998

INDUSTRIALS 0.1%

ABB Ltd.	16,619	333

INFORMATION TECHNOLOGY 0.1%

TE Connectivity Ltd.	1,914	183

Total Switzerland		6,261

UNITED KINGDOM 5.3%

COMMUNICATION SERVICES 0.5%

BT Group PLC	149,416	373

Inmarsat PLC	6,904	48

Vodafone Group PLC	471,454	773

		1,194

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.3%

Berkeley Group Holdings PLC	2,437	$116

Greene King PLC	12,019	94

InterContinental Hotels Group PLC	746	49

Kingfisher PLC	31,629	86

Marks & Spencer Group PLC	123,758	331

Next PLC	2,082	146

		822

CONSUMER STAPLES 0.3%

Imperial Brands PLC	6,052	142

J Sainsbury PLC	105,299	261

Tate & Lyle PLC	13,750	129

WM Morrison Supermarkets PLC	65,528	168

		700

ENERGY 0.9%

BP PLC	326,219	2,273

Noble Corp. PLC (e)	42,246	79

Petrofac Ltd.	5,790	32

		2,384

FINANCIALS 1.6%

Direct Line Insurance Group PLC	74,460	314

HSBC Holdings PLC	345,114	2,881

Legal & General Group PLC	27,535	94

Provident Financial PLC	5,976	31

Standard Chartered PLC	73,538	667

Standard Life Aberdeen PLC	25,257	95

		4,082

HEALTH CARE 0.7%

GlaxoSmithKline PLC	91,109	1,826

INDUSTRIALS 0.3%

Aggreko PLC	8,699	87

BAE Systems PLC	20,988	132

Capita PLC (e)	43,595	58

easyJet PLC	4,463	54

Royal Mail PLC	145,124	391

		722

MATERIALS 0.1%

Rio Tinto PLC	3,931	243

UTILITIES 0.6%

Centrica PLC	424,961	474

National Grid PLC	74,380	791

Severn Trent PLC	1,587	41

SSE PLC	10,522	150

		1,456

Total United Kingdom		13,429

UNITED STATES 33.8%

COMMUNICATION SERVICES 3.1%

AT&T, Inc.	74,240	2,488

CenturyLink, Inc.	58,754	691

Clear Channel Outdoor Holdings, Inc. (e)	29,821	141

Frontier Communications Corp. (e)	55,082	96

iHeartMedia, Inc.	23	0

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

iHeartMedia, Inc. ‘A’ (e)	1,656	$25

Omnicom Group, Inc.	1,123	92

Telephone & Data Systems, Inc.	4,616	140

Tribune Media Co. ‘A’	696	32

Verizon Communications, Inc.	56,562	3,231

Viacom, Inc. ‘B’	31,519	942

		7,878

CONSUMER DISCRETIONARY 3.1%

Abercrombie & Fitch Co. ‘A’	9,872	158

American Eagle Outfitters, Inc.	3,489	59

Bed Bath & Beyond, Inc.	47,386	551

Caesars Entertainment Corp. (e)	18,339	217

Dick’s Sporting Goods, Inc.	3,370	117

Dillard’s, Inc. ‘A’	3,317	207

Foot Locker, Inc.	1,312	55

Ford Motor Co.	80,653	825

GameStop Corp. ‘A’	31,488	172

Gap, Inc.	11,516	207

General Motors Co.	34,525	1,330

GNC Holdings, Inc. ‘A’ (e)	38,144	57

Goodyear Tire & Rubber Co.	17,523	268

Kohl’s Corp.	9,132	434

L Brands, Inc.	9,888	258

Macy’s, Inc.	22,842	490

Mattel, Inc. (e)	18,931	212

Nordstrom, Inc.	6,794	217

PulteGroup, Inc.	1,737	55

Signet Jewelers Ltd.	8,673	155

Tapestry, Inc.	1,027	33

Target Corp.	16,146	1,398

Tupperware Brands Corp.	3,737	71

Visteon Corp. (e)	4,407	258

Williams-Sonoma, Inc.	361	24

Wyndham Destinations, Inc.	502	22

		7,850

CONSUMER STAPLES 3.3%

Altria Group, Inc.	7,972	377

Archer-Daniels-Midland Co.	13,128	536

Bunge Ltd.	3,216	179

General Mills, Inc.	4,492	236

Herbalife Nutrition Ltd. (e)	2,716	116

Kroger Co.	47,576	1,033

Philip Morris International, Inc.	13,643	1,071

Procter & Gamble Co.	19,290	2,115

Wal-Mart Stores, Inc.	24,278	2,683

		8,346

ENERGY 3.6%

Baker Hughes a GE Co.	1,833	45

Chevron Corp.	14,396	1,791

ConocoPhillips	9,499	579

Diamond Offshore Drilling, Inc. (e)	13,409	119

Exxon Mobil Corp.	47,163	3,614

Helmerich & Payne, Inc.	969	49

Hess Corp.	4,342	276

HollyFrontier Corp.	5,094	236

Marathon Oil Corp.	6,460	92

Marathon Petroleum Corp.	7,658	428

Murphy Oil Corp.	9,774	241

National Oilwell Varco, Inc.	5,083	113

Occidental Petroleum Corp.	2,045	103

	SHARES	MARKET VALUE (000S)

Oceaneering International, Inc. (e)	4,721	$96

Phillips 66	1,472	138

Transocean Ltd.	51,145	328

Valero Energy Corp.	9,128	782

Williams Cos., Inc.	3,494	98

		9,128

FINANCIALS 7.1%

Aflac, Inc.	9,386	515

Ally Financial, Inc.	39,162	1,214

American Express Co.	8,727	1,077

American International Group, Inc.	63,295	3,372

Assurant, Inc.	1,194	127

Capital One Financial Corp.	14,545	1,320

CNO Financial Group, Inc.	8,085	135

Discover Financial Services	11,334	879

Fifth Third Bancorp	10,336	288

Franklin Resources, Inc.	9,114	317

Goldman Sachs Group, Inc.	686	140

JPMorgan Chase & Co.	20,905	2,337

Navient Corp.	36,256	495

New York Community Bancorp, Inc.	15,470	154

PNC Financial Services Group, Inc.	1,568	215

Santander Consumer USA Holdings, Inc.	11,501	276

Synchrony Financial	5,398	187

Travelers Cos., Inc.	8,346	1,248

U.S. Bancorp	8,350	438

Voya Financial, Inc.	6,468	358

Wells Fargo & Co.	56,534	2,675

		17,767

HEALTH CARE 4.6%

Anthem, Inc.	3,326	939

Cardinal Health, Inc.	2,481	117

CVS Health Corp.	25,740	1,402

Gilead Sciences, Inc.	23,950	1,618

HCA Healthcare, Inc.	5,986	809

Merck & Co., Inc.	33,393	2,800

Pfizer, Inc.	86,259	3,737

Quest Diagnostics, Inc.	1,914	195

		11,617

INDUSTRIALS 2.3%

AGCO Corp.	901	70

Alaska Air Group, Inc.	1,737	111

American Airlines Group, Inc.	32,879	1,072

Caterpillar, Inc.	688	94

Cummins, Inc.	1,090	187

Deere & Co.	2,066	342

Delta Air Lines, Inc.	2,704	153

Eaton Corp. PLC	2,927	244

Emerson Electric Co.	7,641	510

Fluor Corp.	4,921	166

General Electric Co.	140,887	1,479

ManpowerGroup, Inc.	397	38

Neilsen Holdings PLC	4,206	95

Norfolk Southern Corp.	2,232	445

Pitney Bowes, Inc.	45,971	197

Ryder System, Inc.	4,053	236

United Technologies Corp.	2,172	283

	SHARES	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC «(i)(k)	53	$1

WW Grainger, Inc.	610	164

		5,887

INFORMATION TECHNOLOGY 3.5%

Avnet, Inc.	6,564	297

Booz Allen Hamilton Holding Corp.	4,245	281

Corning, Inc.	23,272	773

Intel Corp.	10,841	519

International Business Machines Corp.	29,230	4,031

Jabil, Inc.	7,167	227

KLA-Tencor Corp.	1,643	194

QUALCOMM, Inc.	8,118	618

Seagate Technology PLC	19,510	919

Symantec Corp.	10,741	234

Western Union Co.	15,493	308

Xerox Corp.	11,221	397

		8,798

MATERIALS 0.9%

CF Industries Holdings, Inc.	1,986	93

Domtar Corp.	2,957	132

Eastman Chemical Co.	431	34

International Paper Co.	7,099	307

LyondellBasell Industries NV ‘A’	12,579	1,083

Mosaic Co.	18,694	468

		2,117

UTILITIES 2.3%

American Electric Power Co., Inc.	7,125	627

CenterPoint Energy, Inc.	9,403	269

Consolidated Edison, Inc.	7,738	678

Duke Energy Corp.	9,108	804

Entergy Corp.	7,918	815

Exelon Corp.	24,835	1,191

Pinnacle West Capital Corp.	1,737	163

PPL Corp.	13,802	428

Public Service Enterprise Group, Inc.	8,064	474

Vistra Energy Corp.	11,208	254

		5,703

Total United States		85,091

Total Common Stocks (Cost $179,578)		186,030

	PRINCIPAL AMOUNT (000S)
CONVERTIBLE BONDS & NOTES 0.0%

UNITED STATES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	$9	15

Total Convertible Bonds & Notes (Cost $17)		15

CORPORATE BONDS & NOTES 11.6%

AUSTRALIA 0.1%

BANKING & FINANCE 0.1%

National Australia Bank Ltd.
1.375% due 07/12/2019	400	400

INDUSTRIALS 0.0%

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021	4	4

Total Australia		404

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BERMUDA 0.2%

BANKING & FINANCE 0.2%

Aircastle Ltd.
7.625% due 04/15/2020		$443	$460

Athene Holding Ltd.
4.125% due 01/12/2028		6	6

			466

INDUSTRIALS 0.0%

VOC Escrow Ltd.
5.000% due 02/15/2028		7	7

Total Bermuda			473

BRAZIL 0.2%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/29/2019 (f)(i)		46	1

Vale Overseas Ltd.
6.875% due 11/21/2036		10	12
6.250% due 08/10/2026		18	20

			33

UTILITIES 0.2%

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	100	144
6.125% due 01/17/2022		$23	25
5.999% due 01/27/2028		265	282
5.750% due 02/01/2029		78	81

			532

Total Brazil			565

CANADA 0.1%

BANKING & FINANCE 0.0%

Brookfield Finance, Inc.
4.700% due 09/20/2047		28	29
3.900% due 01/25/2028		12	12

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		8	9

			50

INDUSTRIALS 0.1%

Air Canada Pass-Through Trust
3.700% due 07/15/2027		4	4

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		36	36

Bausch Health Cos., Inc.
6.500% due 03/15/2022		17	18
7.000% due 01/15/2028		2	2
7.250% due 05/30/2029		6	6

Bombardier, Inc.
7.875% due 04/15/2027		16	16

			82

Total Canada			132

CAYMAN ISLANDS 1.6%

BANKING & FINANCE 0.4%

Ambac LSNI LLC
7.319% due 02/12/2023 ~		84	86

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		18	19
5.125% due 10/01/2023		16	17

U.S. Capital Funding Ltd.
2.864% (US0003M + 0.280%) due 07/10/2043 ~		966	865

			987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.2%

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$2,807	$2,970
5.500% due 02/15/2024		9	10
4.500% due 03/15/2023		21	22
3.625% due 03/15/2021		13	13

			3,015

UTILITIES 0.0%

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		35	35

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (c)		89	56

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		2	1

Transocean Phoenix Ltd.
7.750% due 10/15/2024		4	4

			96

Total Cayman Islands			4,098

CURACAO 0.0%

INDUSTRIALS 0.0%

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		2	2

Total Curacao			2

FINLAND 0.0%

INDUSTRIALS 0.0%

Nokia Oyj
4.375% due 06/12/2027		6	6

Total Finland			6

FRANCE 0.6%

BANKING & FINANCE 0.1%

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(j)		200	208

INDUSTRIALS 0.5%

Altice France S.A.
7.375% due 05/01/2026		700	719

Pernod Ricard S.A.
4.450% due 01/15/2022		530	555

			1,274

Total France			1,482

GERMANY 0.6%

BANKING & FINANCE 0.6%

Deutsche Bank AG
2.700% due 07/13/2020		26	26
3.567% (US0003M + 0.970%) due 07/13/2020 ~		28	28
4.250% due 10/14/2021		590	598

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	700	804

			1,456

INDUSTRIALS 0.0%

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$16	16

Total Germany			1,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.3%

BANKING & FINANCE 0.1%

AIB Group PLC
4.263% due 04/10/2025 •		$200	$206

GE Capital European Funding Unlimited Co.
2.625% due 03/15/2023	EUR	9	11

			217

INDUSTRIALS 0.2%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	473

Total Ireland			690

ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023		$370	423

Total Italy			423

JAPAN 0.1%

UTILITIES 0.1%

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		400	400

Total Japan			400

JERSEY, CHANNEL ISLANDS 0.1%

INDUSTRIALS 0.1%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	300	364

Total Jersey, Channel Islands			364

LUXEMBOURG 0.8%

BANKING & FINANCE 0.3%

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	4	5

Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019		200	230
6.125% due 02/07/2022		$400	425

			660

INDUSTRIALS 0.2%

Altice Financing S.A.
5.250% due 02/15/2023	EUR	340	399

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		$20	18

Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025		18	18
5.500% due 08/01/2023		28	26
8.000% due 02/15/2024		34	35
8.500% due 10/15/2024		50	50

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		54	52

			598

UTILITIES 0.3%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	307
6.000% due 11/27/2023		300	326

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		30	32

			665

Total Luxembourg			1,923

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.0%

INDUSTRIALS 0.0%

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)		$300	$0
9.250% due 06/30/2020 ^«(d)		100	0

Petroleos Mexicanos
6.750% due 09/21/2047		10	9
6.500% due 03/13/2027		40	40

			49

Total Mexico			49

NETHERLANDS 0.3%

BANKING & FINANCE 0.2%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	400	504

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)		25	35

			539

INDUSTRIALS 0.1%

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$149	142
1.700% due 07/19/2019		2	2

			144

Total Netherlands			683

SINGAPORE 0.0%

INDUSTRIALS 0.0%

Flex Ltd.
4.875% due 06/15/2029		8	8

Total Singapore			8

TURKEY 0.1%

BANKING & FINANCE 0.1%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	201

Total Turkey			201

UNITED KINGDOM 2.0%

BANKING & FINANCE 1.6%

Barclays Bank PLC
7.625% due 11/21/2022 (j)		430	470

Barclays PLC
6.500% due 09/15/2019 •(i)(j)	EUR	225	259

FCE Bank PLC
1.875% due 06/24/2021		100	116

HSBC Holdings PLC
3.600% due 05/25/2023		$200	208
6.000% due 09/29/2023 •(i)(j)	EUR	320	421

Lloyds Banking Group PLC
7.875% due 06/27/2029 •(i)(j)	GBP	200	289
7.625% due 06/27/2023 •(i)(j)		200	277
7.500% due 09/27/2025 •(i)(j)		$200	211

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)		360	370
2.500% due 03/22/2023	EUR	350	423

Santander UK Group Holdings PLC
4.750% due 09/15/2025		$460	478

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	225	377

Unique Pub Finance Co. PLC
5.659% due 06/30/2027		42	59

			3,958

INDUSTRIALS 0.4%

Avon International Capital PLC
6.500% due 08/15/2022 (b)		$4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EI Group PLC
6.875% due 02/15/2021	GBP	200	$271

Imperial Brands Finance PLC
3.750% due 07/21/2022		$400	412

Marston’s Issuer PLC
5.641% due 07/15/2035 •	GBP	200	208

Mitchells & Butlers Finance PLC
1.236% (BP0003M + 0.450%) due 12/15/2030 ~		124	148

Spirit Issuer PLC
3.474% (BP0003M + 2.700%) due 12/28/2031 ~		22	28

			1,071

Total United Kingdom			5,029

UNITED STATES 4.3%

BANKING & FINANCE 1.6%

Ally Financial, Inc.
3.750% due 11/18/2019		$2	2
4.250% due 04/15/2021		200	205
3.875% due 05/21/2024		16	17

American International Group, Inc.
5.750% due 04/01/2048 •		16	17

American Tower Corp.
3.000% due 06/15/2023		12	12
5.900% due 11/01/2021		150	162

Assurant, Inc.
4.200% due 09/27/2023		8	8

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		2	2
4.350% due 04/20/2028		8	8
5.000% due 04/20/2048		10	10

Bank of America Corp.
5.875% due 03/15/2028 •(i)		293	306

BGC Partners, Inc.
5.375% due 07/24/2023		4	4

Boston Properties LP
3.200% due 01/15/2025		3	3

Brighthouse Financial, Inc.
3.700% due 06/22/2027		12	12

Brixmor Operating Partnership LP
3.629% due 02/01/2022 ~		18	18

Cantor Fitzgerald LP
4.875% due 05/01/2024		2	2
7.875% due 10/15/2019		280	284

CBL & Associates LP
5.950% due 12/15/2026		17	12

CIT Group, Inc.
4.125% due 03/09/2021		8	8
5.000% due 08/15/2022		30	32

Citigroup, Inc.
3.540% (US0003M + 0.960%) due 04/25/2022 ~		1	1
3.625% (US0003M + 1.100%) due 05/17/2024 ~		20	20
3.531% (US0003M + 0.950%) due 07/24/2023 ~		13	13

CTR Partnership LP
5.250% due 06/01/2025		12	13

Digital Realty Trust LP
3.700% due 08/15/2027		2	2
3.600% due 07/01/2029		20	20

EPR Properties
4.950% due 04/15/2028		2	2
4.750% due 12/15/2026		2	2

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		82	85
6.500% due 10/01/2025		54	56

GLP Capital LP
5.250% due 06/01/2025		5	5
5.300% due 01/15/2029		21	23

Howard Hughes Corp.
5.375% due 03/15/2025		25	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hudson Pacific Properties LP
3.950% due 11/01/2027	$5	$5

Hunt Cos., Inc.
6.250% due 02/15/2026	2	2

iStar, Inc.
4.625% due 09/15/2020	2	2
5.250% due 09/15/2022	3	3

JPMorgan Chase & Co.
3.480% (US0003M + 0.900%) due 04/25/2023 ~	180	181

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	10	10

Life Storage LP
3.875% due 12/15/2027	4	4

LoanCore Capital Markets LLC
6.875% due 06/01/2020	370	368

Navient Corp.
8.000% due 03/25/2020	600	623
6.500% due 06/15/2022	66	70

Newmark Group, Inc.
6.125% due 11/15/2023	10	11

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	6	6

Physicians Realty LP
3.950% due 01/15/2028	8	8

Provident Funding Associates LP
6.375% due 06/15/2025	4	4

Sabra Health Care LP
4.800% due 06/01/2024	3	3

Santander Holdings USA, Inc.
4.400% due 07/13/2027	7	7
3.400% due 01/18/2023	8	8
3.700% due 03/28/2022	6	6
4.450% due 12/03/2021	13	14
3.500% due 06/07/2024	11	11

SL Green Operating Partnership LP
3.250% due 10/15/2022	2	2

Springleaf Finance Corp.
8.250% due 12/15/2020	480	517
6.125% due 05/15/2022	292	315
5.625% due 03/15/2023	200	213
6.875% due 03/15/2025	16	18
6.625% due 01/15/2028	6	6
6.125% due 03/15/2024	12	13

Starwood Property Trust, Inc.
4.750% due 03/15/2025	8	8

STORE Capital Corp.
4.500% due 03/15/2028	6	6
4.625% due 03/15/2029	2	2

UDR, Inc.
4.625% due 01/10/2022	2	2
3.500% due 01/15/2028	6	6

VEREIT Operating Partnership LP
3.950% due 08/15/2027	8	8

Vornado Realty LP
3.500% due 01/15/2025	4	4

Wells Fargo & Co.
3.813% (US0003M + 1.230%) due 10/31/2023 ~	98	100

Welltower, Inc.
4.250% due 04/15/2028	4	4

WeWork Cos., Inc.
7.875% due 05/01/2025	10	10

		3,972

INDUSTRIALS 2.1%

AbbVie, Inc.
3.375% due 11/14/2021	21	21

Adient U.S. LLC
7.000% due 05/15/2026	2	2

Allied Universal Holdco LLC
6.625% due 07/15/2026 (b)	6	6

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.350% due 04/15/2031	$9	$10

Arrow Electronics, Inc.
3.250% due 09/08/2024	4	4

Bausch Health Americas, Inc.
8.500% due 01/31/2027	4	5

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027	8	8

Broadcom Corp.
3.000% due 01/15/2022	68	68
3.625% due 01/15/2024	8	8
3.875% due 01/15/2027	20	20

Campbell Soup Co.
2.910% due 03/16/2020 ~	20	20
3.040% due 03/15/2021 ~	10	10

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	2	2

Charter Communications Operating LLC
4.229% due 02/01/2024 ~	78	79

Cigna Corp.
2.760% due 03/17/2020 ~	40	40

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	37	38
9.250% due 02/15/2024	48	52

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	4	4

Community Health Systems, Inc.
6.250% due 03/31/2023	207	200
5.125% due 08/01/2021	157	154
8.625% due 01/15/2024	87	88
8.000% due 03/15/2026	46	44

CVS Pass-Through Trust
8.353% due 07/10/2031	478	601

DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	16	17
4.000% due 08/01/2020	102	102

Diamond Resorts International, Inc.
7.750% due 09/01/2023	109	113

DISH DBS Corp.
7.875% due 09/01/2019	165	166

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (c)	5	5

EMC Corp.
2.650% due 06/01/2020	370	368

Energy Transfer Operating LP
4.200% due 09/15/2023	4	4

EQT Corp.
3.089% due 10/01/2020 ~	11	11

Equifax, Inc.
3.600% due 08/15/2021	4	4
3.388% due 08/15/2021 ~	12	12

Exela Intermediate LLC
10.000% due 07/15/2023	16	13

Fiserv, Inc.
2.750% due 07/01/2024	22	22
3.200% due 07/01/2026	14	14
3.500% due 07/01/2029	15	16
4.400% due 07/01/2049	7	8

General Electric Co.
5.000% due 01/21/2021 •(i)	180	173
5.550% due 05/04/2020	8	8
3.100% due 01/09/2023	14	14
2.200% due 01/09/2020	7	7
5.550% due 01/05/2026	41	46
6.150% due 08/07/2037	1	1
6.875% due 01/10/2039	8	10

General Mills, Inc.
3.141% due 04/16/2021 ~	17	17

Go Daddy Operating Co. LLC
5.250% due 12/01/2027	6	6

HCA, Inc.
5.875% due 03/15/2022	360	394

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntsman International LLC
4.500% due 05/01/2029	$4	$4

Hyundai Capital America
3.202% due 09/18/2020 ~	20	20

iHeartCommunications, Inc.
6.375% due 05/01/2026	70	75
8.375% due 05/01/2027	128	135

Incitec Pivot Finance LLC
6.000% due 12/10/2019	2	2

Kraft Heinz Foods Co.
3.500% due 07/15/2022	10	10

Micron Technology, Inc.
5.327% due 02/06/2029	8	9

Molson Coors Brewing Co.
2.100% due 07/15/2021	300	298

NetApp, Inc.
3.300% due 09/29/2024	3	3

Netflix, Inc.
5.375% due 11/15/2029	10	11
5.500% due 02/15/2022	4	4

ONEOK Partners LP
3.375% due 10/01/2022	3	3

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	27	26

Outfront Media Capital LLC
5.000% due 08/15/2027	6	6

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	14	14

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	270	275

PetSmart, Inc.
5.875% due 06/01/2025	16	16

Post Holdings, Inc.
5.500% due 12/15/2029 (b)	4	4

QVC, Inc.
5.125% due 07/02/2022	7	7
4.375% due 03/15/2023	5	5
4.850% due 04/01/2024	8	8
4.450% due 02/15/2025	23	23

Radiate Holdco LLC
6.875% due 02/15/2023	10	10

Sirius XM Radio, Inc.
4.625% due 07/15/2024 (b)	6	6

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	200	207

Staples, Inc.
7.500% due 04/15/2026	14	14
10.750% due 04/15/2027	8	8

Tech Data Corp.
3.700% due 02/15/2022	5	5
4.950% due 02/15/2027	6	6

Tenet Healthcare Corp.
4.625% due 07/15/2024	34	35

Textron, Inc.
3.095% due 11/10/2020 ~	40	40

Time Warner Cable LLC
5.000% due 02/01/2020	600	608

Topaz Solar Farms LLC
5.750% due 09/30/2039	83	88
4.875% due 09/30/2039	11	11

Triumph Group, Inc.
4.875% due 04/01/2021	2	2
5.250% due 06/01/2022	4	4

United Technologies Corp.
3.175% due 08/16/2021 ~	8	8

Univision Communications, Inc.
5.125% due 02/15/2025	118	113
5.125% due 05/15/2023	106	104

ViaSat, Inc.
5.625% due 09/15/2025	8	8
5.625% due 04/15/2027	7	7

VMware, Inc.
2.300% due 08/21/2020	6	6
2.950% due 08/21/2022	12	12
3.900% due 08/21/2027	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wabtec Corp.
3.710% due 09/15/2021 ~	$12	$12

Western Digital Corp.
4.750% due 02/15/2026	40	39

Wyndham Destinations, Inc.
5.750% due 04/01/2027	6	6
5.400% due 04/01/2024	5	5
3.900% due 03/01/2023	2	2

		5,389

UTILITIES 0.6%

AT&T, Inc.
3.547% (US0003M + 0.950%) due 07/15/2021 ~	33	33
4.900% due 08/15/2037	9	10

Edison International
2.950% due 03/15/2023	1	1
2.400% due 09/15/2022	4	4
5.750% due 06/15/2027	4	4

Enable Midstream Partners LP
4.950% due 05/15/2028	8	8

FirstEnergy Corp.
2.850% due 07/15/2022	410	416

Frontier Communications Corp.
8.000% due 04/01/2027	10	10

ITC Holdings Corp.
2.700% due 11/15/2022	4	4

Pacific Gas & Electric Co.
3.500% due 10/01/2020 ^(d)	35	34
3.750% due 08/15/2042 ^(d)	2	2
2.450% due 08/15/2022 ^(d)	45	43
2.950% due 03/01/2026 ^(d)	53	50
4.250% due 05/15/2021 ^(d)	12	12
3.250% due 09/15/2021 ^(d)	20	20
6.050% due 03/01/2034 ^(d)	8	9
5.800% due 03/01/2037 ^(d)	2	2
6.250% due 03/01/2039 ^(d)	10	11
4.500% due 12/15/2041 ^(d)	2	2
3.250% due 06/15/2023 ^(d)	23	22
3.850% due 11/15/2023 ^(d)	3	3
5.125% due 11/15/2043 ^(d)	18	19
3.750% due 02/15/2024 ^(d)	41	41
3.400% due 08/15/2024 ^(d)	35	34
3.500% due 06/15/2025 ^(d)	19	18
4.000% due 12/01/2046 ^(d)	2	2
3.300% due 03/15/2027 ^(d)	20	19
6.350% due 02/15/2038 ^(d)	1	1

Southern California Edison Co.
6.650% due 04/01/2029	2	2
5.750% due 04/01/2035	2	2

Sprint Communications, Inc.
7.000% due 08/15/2020	610	634

Sprint Corp.
7.625% due 03/01/2026	7	8

Talen Energy Supply LLC
6.625% due 01/15/2028 (b)	4	4

Verizon Communications, Inc.
5.250% due 03/16/2037	20	24

		1,508

Total United States		10,869

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela S.A.
6.000% due 11/15/2026 ^(d)	300	48
6.000% due 05/16/2024 ^(d)	20	3
9.750% due 05/17/2035 ^(d)	20	5

		56

Total Venezuela		56

Total Corporate Bonds & Notes (Cost $28,998)		29,329

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

UNITED KINGDOM 0.9%

Eurosail PLC
1.489% due 09/13/2045 •	GBP	534	$658
1.739% due 06/13/2045 •		873	1,101

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	329	350

Juno Eclipse Ltd.
0.000% due 11/20/2022 •		160	178

Total United Kingdom			2,287

UNITED STATES 2.5%

Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		$37	38
6.000% due 07/25/2046 ^		86	84

Banc of America Funding Trust
4.597% due 05/20/2036 ^~		14	14

Banc of America Mortgage Trust
4.261% due 11/20/2046 ^~		8	8
6.000% due 10/25/2036 ^		20	19

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		92	88

Chase Mortgage Finance Trust
3.995% due 09/25/2036 ^~		41	39

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^		128	108
6.000% due 02/25/2037 ^		69	44
6.250% due 12/25/2036 ^•		28	20

Countrywide Home Loan Mortgage Pass-Through Trust
2.904% due 07/25/2037 ^•		20	11

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		43	39

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
6.000% due 11/25/2035 ^		337	177

Credit Suisse Mortgage Capital Certificates
3.824% due 12/29/2037 ~		186	156

First Horizon Alternative Mortgage Securities Trust
4.211% due 06/25/2036 ^~		327	304

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		9	8

JPMorgan Alternative Loan Trust
5.658% due 05/26/2037 ~		79	68

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		103	75

Merrill Lynch Mortgage Investors Trust
4.347% due 03/25/2036 ^~		15	11

OBX Trust
3.254% due 04/25/2048 •		597	598

Residential Accredit Loans, Inc. Trust
3.204% due 10/25/2045 •		87	80
5.500% due 03/25/2037 ^		467	432
6.250% due 03/25/2037 ^		34	30

Structured Adjustable Rate Mortgage Loan Trust
4.099% due 10/25/2036 ^~		1,939	1,572

Wells Fargo Alternative Loan Trust
4.891% due 07/25/2037 ^~		989	944

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058		1,156	1,198

Total United States			6,165

Total Non-Agency Mortgage-Backed Securities (Cost $7,921)			8,452

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.2%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021		476	499

Total California			499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	$17
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	150	158

Total Illinois		181

MICHIGAN 0.1%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	195	195

Total Michigan		195

PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(d)	30	22

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(d)	5	4
5.250% due 07/01/2037 ^(d)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(d)	20	15
5.700% due 07/01/2023 ^(d)	10	7

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(d)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)	10	7

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)	120	71
5.125% due 07/01/2037 ^(d)	10	6
5.500% due 07/01/2039 ^(d)	125	73

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(d)	10	6

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(d)	100	79

Total Puerto Rico		298

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	375	355

Total Virginia		355

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	350	353

Total West Virginia		353

Total Municipal Bonds & Notes (Cost $1,548)		1,881

	SHARES
PREFERRED STOCKS 0.6%

GERMANY 0.5%

INDUSTRIALS 0.5%

Schaeffler AG	9,995	75

Volkswagen AG	7,476	1,259

		1,334

Total Germany		1,334

		SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~		1,130	$217

Total United Kingdom			217

Total Preferred Stocks (Cost $1,382)			1,551

REAL ESTATE INVESTMENT TRUSTS 0.6%

CANADA 0.2%

REAL ESTATE 0.2%

Artis Real Estate Investment Trust		9,953	88

Cominar Real Estate Investment Trust		16,451	157

Dream Office Real Estate Investment Trust		5,294	96

			341

Total Canada			341

UNITED KINGDOM 0.0%

REAL ESTATE 0.0%

Intu Properties PLC		34,929	34

Total United Kingdom			34

UNITED STATES 0.4%

FINANCIALS 0.0%

Annaly Capital Management, Inc.		12,998	119

REAL ESTATE 0.4%

CoreCivic, Inc.		10,053	209

Hospitality Properties Trust		4,323	108

VICI Properties, Inc.		26,432	582

			899

Total United States			1,018

Total Real Estate Investment Trusts (Cost $1,251)			1,393

RIGHTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A. - Exp. 07/11/2019		13,774	22

Total Rights (Cost $23)			22

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.2%

ARGENTINA 0.5%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	135	88
3.750% due 12/31/2038 þ		$22	13
4.625% due 01/11/2023		130	105
5.625% due 01/26/2022		15	13
6.875% due 01/11/2048		70	52
7.125% due 07/06/2036		150	116
7.820% due 12/31/2033	EUR	227	215
40.244% (BADLARPP) due 10/04/2022 ~	ARS	28	1
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		2,630	53

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)	ARS	400	$9
63.705% due 06/21/2020 ~(a)		23,149	532

Total Argentina			1,197

KUWAIT 0.2%

Kuwait International Government Bond
3.500% due 03/20/2027		$385	410

Total Kuwait			410

PERU 0.2%

Peru Government International Bond
5.400% due 08/12/2034	PEN	14	4
5.940% due 02/12/2029		323	107
6.150% due 08/12/2032		260	87
6.350% due 08/12/2028		235	80
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		184	66
8.200% due 08/12/2026		156	59

Total Peru			405

SAUDI ARABIA 0.2%

Saudi Government International Bond
2.875% due 03/04/2023		$200	203
4.500% due 10/26/2046		200	204
4.625% due 10/04/2047		200	207

Total Saudi Arabia			614

SPAIN 0.0%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	62

Total Spain			62

TURKEY 0.1%

Turkey Government International Bond
4.625% due 03/31/2025		100	114
7.250% due 12/23/2023		$200	207

Total Turkey			321

VENEZUELA 0.0%

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		125	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 03/31/2038 ^(d)	$2	$1
7.650% due 04/21/2025 ^(d)	3	1
9.250% due 09/15/2027 ^(d)	44	12

Total Venezuela		48

Total Sovereign Issues (Cost $3,618)		3,057

U.S. GOVERNMENT AGENCIES 7.4%

UNITED STATES 7.4%

Fannie Mae UMBS
3.000% due 11/01/2029	23	23
4.000% due 08/01/2049 (b)	1,453	1,501

Fannie Mae UMBS, TBA
3.000% due 08/01/2049 - 09/01/2049	3,500	3,526
3.500% due 08/01/2049	1,600	1,635
4.000% due 08/01/2049	11,500	11,880

Total U.S. Government Agencies (Cost $18,517)		18,565

U.S. TREASURY OBLIGATIONS 4.0%

UNITED STATES 4.0%

U.S. Treasury Bonds
2.875% due 11/15/2046 (n)	1,000	1,069
3.000% due 02/15/2049	1,550	1,700

U.S. Treasury Inflation Protected Securities (f)
0.750% due 07/15/2028 (f)	509	531
0.875% due 01/15/2029 (f)	405	426

U.S. Treasury Notes
2.000% due 11/15/2026	760	765
2.250% due 02/15/2027 (n)	500	512
2.500% due 01/31/2025	2,700	2,799
2.625% due 01/31/2026 (n)	1,800	1,885
2.750% due 02/15/2028	400	425

Total U.S. Treasury Obligations (Cost $9,586)		10,112

	SHARES
WARRANTS 0.1%

UNITED STATES 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc.	10,786	162

Total Warrants (Cost $212)		162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.1%

Barclays Bank PLC
2.980% due 10/25/2019 ~		$122	$122

REPURCHASE AGREEMENTS (l) 0.2%
			515

ARGENTINA TREASURY BILLS 0.0%
38.300% due 02/28/2020 (f)(g)	ARS	848	20

Total Argentina Treasury Bills (Cost $24)			20

Total Short-Term Instruments (Cost $661)			657

Total Investments in Securities (Cost $264,811)			273,271

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III		21,977	217

Total Short-Term Instruments (Cost $217)			217

Total Investments in Affiliates (Cost $217)			217

Total Investments 108.6% (Cost $265,028)			$273,488

Securities Sold Short (m) (0.6)% (Proceeds $1,550)			(1,550)

Financial Derivative Instruments (o)(p) (0.0)% (Cost or Premiums, net $(394))			(7)

Other Assets and Liabilities, net (8.0)%			(20,081)

Net Assets 100.0%			$251,850

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security did not produce income within the last twelve months.
(e)	Security is not accruing income as of the date of this report.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/26/2017	$8	$20	0.01%
Eneva S.A.	12/21/2017 - 03/25/2019	4	6	0.00
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$12	$27	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$515	U.S. Treasury Notes 2.250% due 03/31/2021	$(527)	$515	$515

Total Repurchase Agreements						$(527)	$515	$515

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	2.620%	06/27/2019	07/26/2019	$(2,822)	$(2,822)
DEU	2.470	05/29/2019	07/10/2019	(641)	(643)
	2.570	06/18/2019	07/18/2019	(1,368)	(1,370)
JPS	2.450	06/10/2019	07/10/2019	(1,043)	(1,044)

Total Reverse Repurchase Agreements					$(5,879)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
TDM	2.550%	05/16/2019	08/16/2019	$(1,009)	$(1,013)
UBS	2.590	06/11/2019	07/09/2019	(511)	(512)
	2.600	04/17/2019	07/17/2019	(2,732)	(2,747)
	2.600	04/23/2019	07/24/2019	(508)	(510)

Total Sale-Buyback Transactions					$(4,782)

(m)  SECURITIES SOLD SHORT:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.6)%
United States (0.6)%
Fannie Mae UMBS, TBA	4.000%	07/01/2049	$1,500	$(1,550)	$(1,550)

Total Short Sales (0.6)%				$(1,550)	$(1,550)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BSN	$0	$(2,822)	$0	$(2,822)	$2,799	$(23)
DEU	0	(2,013)	0	(2,013)	2,020	7
FICC	515	0	0	515	(527)	(12)
JPS	0	(1,044)	0	(1,044)	1,042	(2)

Master Securities Forward Transaction Agreement
TDM	0	0	(1,013)	(1,013)	1,069	56
UBS	0	0	(3,769)	(3,769)	3,853	84

Total Borrowings and Other Financing Transactions	$515	$(5,879)	$(4,782)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(5,879)	$0	$0	$(5,879)

Total	$0	$(5,879)	$0	$0	$(5,879)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,769)	(1,013)	0	(4,782)

Total	$0	$(3,769)	$(1,013)	$0	$(4,782)

Total Borrowings	$0	$(9,648)	$(1,013)	$0	$(10,661)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(10,661)

(n)	Securities with an aggregate market value of $10,783 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(15,855) at a weighted average interest rate of 2.414%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	$112.000	08/23/2019	179	$179	$1	$0

Total Purchased Options					$1	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2019	179	$22,906	$494	$6	$0

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2019	18	$(1,815)	$(22)	$10	$(4)
U.S. Treasury 5-Year Note September Futures	09/2019	27	(3,190)	(59)	0	0
United Kingdom Long Gilt September Futures	09/2019	20	(3,309)	(20)	6	0

				$(101)	$16	$(4)

Total Futures Contracts				$393	$22	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	(5.000)%	Quarterly	06/20/2024	$600	$(41)	$(5)	$(46)	$0	$(1)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	100	(2)	0	(2)	0	0
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024	200	(4)	(1)	(5)	0	0

					$(47)	$(6)	$(53)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	0.000%	Quarterly	06/20/2024	$300	$(10)	$1	$(9)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2026	$	2,300	$(84)	$(91)	$(175)	$3	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,900	108	(242)	(134)	8	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		700	(55)	(11)	(66)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,000	38	(95)	(57)	6	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,850	6	(320)	(314)	12	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	900	0	1	1	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(2)	0	(2)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	175	166	341	0	(6)
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(1)	(6)	(7)	0	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	800	(7)	(44)	(51)	0	(3)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	1,793	(13)	(85)	(98)	2	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	20,000	0	(6)	(6)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		140,000	10	(48)	(38)	0	(1)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	0	(3)	(3)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,250,000	(61)	(453)	(514)	0	(11)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		20,000	0	(8)	(8)	0	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		40,000	0	(15)	(15)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		40,000	(1)	(15)	(16)	0	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021	MXN	700	(2)	1	(1)	0	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		2,000	(1)	(1)	(2)	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		2,500	(8)	3	(5)	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		600	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		500	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		500	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		1,000	0	0	0	0	0
Receive	28-Day MXN-TIIE	6.950	Lunar	06/17/2022		32,100	(5)	22	17	0	(9)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		21,200	10	10	20	6	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	1	1	1	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		6,000	(2)	5	3	2	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	3	3	1	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,400	(1)	4	3	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		600	(4)	2	(2)	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	5.990%	Lunar	01/30/2026	MXN	4,300	$(4)	$(12)	$(16)	$2	$0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	(15)	(42)	(57)	6	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	13	(94)	(81)	12	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/15/2027		3,300	0	7	7	1	(2)
Pay	28-Day MXN-TIIE	8.120	Lunar	01/15/2027		700	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		2,400	0	3	3	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		1,200	0	2	2	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		1,100	0	1	1	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		1,200	(1)	0	(1)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		2,500	0	(1)	(1)	1	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		2,900	0	(5)	(5)	0	(1)
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(6)	(14)	(20)	0	(5)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	(4)	(4)	0	(1)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	1	(5)	(4)	0	(1)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	1	(2)	(1)	0	(1)

							$89	$(1,391)	$(1,302)	$70	$(41)

Total Swap Agreements							$32	$(1,396)	$(1,364)	$70	$(42)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$22	$70	$92	$0	$(4)	$(42)	$(46)

Cash of $972 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	RUB	7,333		$113	$0	$(3)
	07/2019		$1,313	AUD	1,879	7	0
	07/2019		74	GBP	58	0	0
	08/2019	AUD	1,879		$1,314	0	(7)

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2019	TRY	970		$168	$0	$0
	07/2019		$82	ARS	4,125	11	0
	07/2019		66	AUD	95	0	0
	07/2019		4,766	GBP	3,758	6	0
	07/2019		168	TRY	976	0	0
	08/2019	GBP	3,758		$4,774	0	(6)
	08/2019	PEN	425		127	0	(2)
	08/2019		$146	MXN	2,854	2	0
	08/2019		941	RUB	61,442	25	0

BRC	07/2019		459	GBP	362	1	0

CBK	07/2019	AUD	1,974		$1,367	0	(19)
	07/2019	JPY	133,351		1,224	0	(13)
	07/2019		$4,221	EUR	3,714	2	0
	08/2019	EUR	3,714		$4,232	0	(2)
	08/2019	MXN	2,854		145	0	(3)
	08/2019		$591	MXN	11,781	18	0
	09/2019	PEN	7		$2	0	0
	10/2019	MXN	11,781		585	0	(19)
	10/2019		$601	MXN	11,781	3	0

GLM	07/2019	EUR	3,714		$4,145	0	(79)
	07/2019	GBP	53		68	0	0
	07/2019		$5	ARS	219	1	0
	08/2019		235	RUB	15,439	8	0

HUS	07/2019	BRL	353		$92	0	0
	07/2019		$143	ARS	7,083	17	0
	07/2019		92	BRL	353	0	0
	08/2019	BRL	353		$92	1	0
	08/2019	MXN	1,595		82	0	0
	08/2019	PEN	7		2	0	0
	08/2019		$124	NZD	187	2	0
	10/2019		74	MXN	1,442	0	0

JPM	07/2019		136	GBP	107	0	0
	09/2019		406	INR	28,672	6	0

SCX	07/2019	BRL	353		$88	0	(4)
	07/2019	GBP	4,232		5,356	0	(18)
	07/2019		$92	BRL	353	0	0
	07/2019		503	RUB	33,339	24	0
	07/2019		216	TRY	1,280	5	0

UAG	07/2019		1,239	JPY	133,351	0	(2)
	08/2019	JPY	133,351		$1,242	2	0
	08/2019	NZD	1,133		747	0	(15)

Total Forward Foreign Currency Contracts						$141	$(192)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	$74.500	07/08/2019	8,000	$0	$0

Total Purchased Options					$0	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	07/17/2019	100	$0	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	100	0	0

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	08/21/2019	100	0	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	400	(1)	0

BRC	Put - OTC CDX.HY-32 5-Year Index	Sell	99.000	10/16/2019	200	(1)	0
	Put - OTC CDX.HY-32 5-Year Index	Sell	97.000	11/20/2019	200	(1)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	08/21/2019	100	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.HY-32 5-Year Index	Sell	93.000%	10/16/2019	400	$(1)	$0
	Put - OTC CDX.HY-32 5-Year Index	Sell	94.000	10/16/2019	300	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	08/21/2019	800	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	200	0	0

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	100	0	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	100	0	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	100	0	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	200	0	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	300	0	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	200	0	0

JLN	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	09/18/2019	100	0	0

MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	100	0	0

						$(6)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	$98.625	09/05/2019	400	$(1)	$(1)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	101.625	09/05/2019	400	(1)	(1)

JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	98.625	09/05/2019	400	(0)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	101.625	09/05/2019	400	(1)	(1)

					$(3)	$(3)

Total Written Options					$(9)	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	1.110%	$100	$(2)	$2	$0	$0

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	9.982	4	0	(1)	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.098	245	(8)	7	0	(1)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	300	(11)	4	0	(7)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	40	(1)	1	0	0

DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	10.287	250	29	(64)	0	(35)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	200	(6)	2	0	(4)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.804	50	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.866	100	(1)	2	1	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.861	200	(37)	38	1	0

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.419	200	0	0	0	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	400	(12)	3	0	(9)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.002	400	(6)	6	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	600	(9)	6	0	(3)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.389	100	(5)	4	0	(1)

MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.280	400	(8)	4	0	(4)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.950	100	(15)	2	0	(13)

							$(93)	$17	$2	$(78)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$2,300	$(128)	$152	$24	$0

FBF	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	600	(24)	30	6	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,000	(85)	117	32	0

MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	1,600	(88)	104	16	0

						$(325)	$403	$78	$0

Total Swap Agreements						$(418)	$420	$80	$(78)

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$7	$0	$0	$7	$(10)	$0	$0	$(10)	$(3)	$0	$(3)
BPS	44	0	0	44	(8)	0	0	(8)	36	0	36
BRC	1	0	0	1	0	(1)	0	(1)	0	0	0
CBK	23	0	0	23	(56)	0	(9)	(65)	(42)	0	(42)
DUB	0	0	24	24	0	0	(35)	(35)	(11)	0	(11)
FAR	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
FBF	0	0	6	6	0	0	0	0	6	0	6
GLM	9	0	0	9	(79)	0	0	(79)	(70)	0	(70)
GST	0	0	34	34	0	0	(4)	(4)	30	0	30
HUS	20	0	0	20	0	0	(12)	(12)	8	0	8
JPM	6	0	0	6	0	(1)	(1)	(2)	4	0	4
MYC	0	0	16	16	0	0	(17)	(17)	(1)	0	(1)
SCX	29	0	0	29	(22)	0	0	(22)	7	0	7
UAG	2	0	0	2	(17)	0	0	(17)	(15)	0	(15)

Total Over the Counter	$141	$0	$80	$221	$(192)	$(4)	$(78)	$(274)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	0	0	0	70	70

	$0	$0	$0	$0	$92	$92

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$141	$0	$141
Swap Agreements	0	80	0	0	0	80

	$0	$80	$0	$141	$0	$221

	$0	$80	$0	$141	$92	$313

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	1	0	0	41	42

	$0	$1	$0	$0	$45	$46

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$192	$0	$192
Written Options	0	1	0	0	3	4
Swap Agreements	0	78	0	0	0	78

	$0	$79	$0	$192	$3	$274

	$0	$80	$0	$192	$48	$320

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	694	694
Swap Agreements	0	(53)	0	0	(77)	(130)

	$0	$(53)	$0	$0	$614	$561

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$998	$0	$998
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	41	0	1	13	55
Swap Agreements	0	136	0	0	0	136

	$0	$177	$0	$999	$12	$1,188

	$0	$124	$0	$999	$626	$1,749

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	310	310
Swap Agreements	0	(5)	0	0	(1,073)	(1,078)

	$0	$(5)	$0	$0	$(764)	$(769)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22)	$0	$(22)
Written Options	0	0	0	0	(3)	(3)
Swap Agreements	0	141	0	0	0	141

	$0	$141	$0	$(22)	$(3)	$116

	$0	$136	$0	$(22)	$(767)	$(653)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$1,294	$0	$1,294
United States	0	8,180	0	8,180
Loan Participations and Assignments
Canada	0	4	0	4
Luxembourg	0	27	0	27
United Arab Emirates	0	96	0	96
United States	0	1,556	888	2,444
Common Stocks
Australia
Communication Services	0	837	0	837

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Consumer Discretionary	$0	$209	$0	$209
Consumer Staples	0	832	0	832
Energy	0	355	0	355
Financials	0	3,740	0	3,740
Health Care	0	134	0	134
Materials	0	517	0	517
Austria
Energy	0	112	0	112
Financials	0	88	0	88
Materials	0	129	0	129
Belgium
Communication Services	0	231	0	231

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financials	$0	$410	$0	$410
Industrials	0	107	0	107
Bermuda
Financials	74	0	0	74
Brazil
Energy	0	0	21	21
Utilities	2	4	0	6
Canada
Communication Services	121	0	0	121
Consumer Discretionary	115	0	0	115
Energy	537	0	0	537
Financials	1,762	0	0	1,762
Industrials	325	0	0	325
Utilities	512	0	0	512
Denmark
Energy	24	0	0	24
Industrials	0	153	0	153
Finland
Financials	0	116	0	116
Materials	0	99	0	99
Utilities	0	93	0	93
France
Communication Services	0	1,937	0	1,937
Consumer Discretionary	0	398	0	398
Consumer Staples	1,247	0	0	1,247
Energy	0	1,008	0	1,008
Financials	0	3,869	0	3,869
Health Care	0	2,420	0	2,420
Industrials	0	1,161	0	1,161
Utilities	0	1,088	0	1,088
Germany
Communication Services	0	109	0	109
Consumer Discretionary	86	2,537	0	2,623
Consumer Staples	0	318	0	318
Financials	0	1,386	0	1,386
Health Care	0	906	0	906
Industrials	0	693	0	693
Materials	0	1,398	0	1,398
Utilities	106	175	0	281
Hong Kong
Consumer Discretionary	0	427	0	427
Industrials	0	85	0	85
Real Estate	0	1,052	0	1,052
Israel
Communication Services	0	131	0	131
Materials	0	263	0	263
Italy
Energy	0	1,435	0	1,435
Financials	0	1,298	0	1,298
Utilities	0	1,574	0	1,574
Japan
Communication Services	0	1,683	0	1,683
Consumer Discretionary	0	6,164	0	6,164
Consumer Staples	0	1,009	0	1,009
Energy	0	276	0	276
Financials	0	6,324	0	6,324
Health Care	0	1,295	0	1,295
Industrials	0	4,527	0	4,527
Information Technology	0	4,504	0	4,504
Materials	0	1,438	0	1,438
Real Estate	0	105	0	105
Utilities	0	1,558	0	1,558
Jersey, Channel Islands
Materials	61	0	0	61
Luxembourg
Communication Services	138	141	0	279
Materials	42	0	0	42
Netherlands
Communication Services	191	320	0	511
Consumer Staples	0	115	0	115
Energy	0	2,383	0	2,383

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financials	$0	$387	$0	$387
Health Care	0	321	0	321
Industrials	217	68	0	285
New Zealand
Materials	0	128	0	128
Norway
Communication Services	0	231	0	231
Energy	0	701	0	701
Financials	0	99	0	99
Materials	0	189	0	189
Portugal
Materials	0	31	0	31
Utilities	0	520	0	520
Singapore
Industrials	0	195	0	195
Spain
Communication Services	0	1,766	0	1,766
Financials	0	2,527	0	2,527
Industrials	0	635	0	635
Utilities	0	622	0	622
Sweden
Communication Services	0	468	0	468
Consumer Discretionary	0	220	0	220
Financials	0	733	0	733
Health Care	0	103	0	103
Industrials	0	48	0	48
Switzerland
Communication Services	0	209	0	209
Consumer Discretionary	170	49	0	219
Consumer Staples	0	25	0	25
Financials	0	3,294	0	3,294
Health Care	0	1,998	0	1,998
Industrials	0	333	0	333
Information Technology	183	0	0	183
United Kingdom
Communication Services	0	1,194	0	1,194
Consumer Discretionary	0	822	0	822
Consumer Staples	0	700	0	700
Energy	79	2,305	0	2,384
Financials	0	4,082	0	4,082
Health Care	0	1,826	0	1,826
Industrials	391	331	0	722
Materials	0	243	0	243
Utilities	0	1,456	0	1,456
United States
Communication Services	7,878	0	0	7,878
Consumer Discretionary	7,850	0	0	7,850
Consumer Staples	8,346	0	0	8,346
Energy	9,128	0	0	9,128
Financials	17,767	0	0	17,767
Health Care	11,617	0	0	11,617
Industrials	5,886	0	1	5,887
Information Technology	8,798	0	0	8,798
Materials	2,117	0	0	2,117
Utilities	5,703	0	0	5,703
Convertible Bonds & Notes
United States
Industrials	0	15	0	15
Corporate Bonds & Notes
Australia
Banking & Finance	0	400	0	400
Industrials	0	4	0	4
Bermuda
Banking & Finance	0	466	0	466
Industrials	0	7	0	7
Brazil
Industrials	0	33	0	33
Utilities	0	532	0	532
Canada
Banking & Finance	0	50	0	50
Industrials	0	82	0	82

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Cayman Islands
Banking & Finance	$0	$987	$0	$987
Industrials	0	3,015	0	3,015
Utilities	0	96	0	96
Curacao
Industrials	0	2	0	2
Finland
Industrials	0	6	0	6
France
Banking & Finance	0	208	0	208
Industrials	0	1,274	0	1,274
Germany
Banking & Finance	0	1,456	0	1,456
Industrials	0	16	0	16
Ireland
Banking & Finance	0	217	0	217
Industrials	0	473	0	473
Italy
Banking & Finance	0	423	0	423
Japan
Utilities	0	400	0	400
Jersey, Channel Islands
Industrials	0	364	0	364
Luxembourg
Banking & Finance	0	660	0	660
Industrials	0	598	0	598
Utilities	0	665	0	665
Mexico
Industrials	0	49	0	49
Netherlands
Banking & Finance	0	539	0	539
Industrials	0	144	0	144
Singapore
Industrials	0	8	0	8
Turkey
Banking & Finance	0	201	0	201
United Kingdom
Banking & Finance	0	3,958	0	3,958
Industrials	0	1,071	0	1,071
United States
Banking & Finance	0	3,972	0	3,972
Industrials	0	5,389	0	5,389
Utilities	0	1,508	0	1,508
Venezuela
Industrials	0	56	0	56
Non-Agency Mortgage-Backed Securities
United Kingdom	0	2,287	0	2,287
United States	0	6,165	0	6,165
Municipal Bonds & Notes
California	0	499	0	499
Illinois	0	181	0	181
Michigan	0	195	0	195
Puerto Rico	0	298	0	298
Virginia	0	355	0	355
West Virginia	0	353	0	353
Preferred Stocks
Germany
Industrials	0	1,334	0	1,334
United Kingdom
Banking & Finance	0	217	0	217

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Real Estate Investment Trusts
Canada
Real Estate	$341	$0	$0	$341
United Kingdom
Real Estate	0	34	0	34
United States
Financials	119	0	0	119
Real Estate	899	0	0	899
Rights
Spain
Industrials	22	0	0	22
Sovereign Issues
Argentina	0	1,197	0	1,197
Kuwait	0	410	0	410
Peru	0	405	0	405
Saudi Arabia	0	614	0	614
Spain	0	62	0	62
Turkey	0	321	0	321
Venezuela	0	48	0	48
U.S. Government Agencies
United States	1,501	17,064	0	18,565
U.S. Treasury Obligations
United States	0	10,112	0	10,112
Warrants
United States
Communication Services	162	0	0	162
Short-Term Instruments
Certificates of Deposit	0	122	0	122
Repurchase Agreements	0	515	0	515
Argentina Treasury Bills	0	20	0	20

	$94,517	$177,844	$910	$273,271

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$217	$0	$0	$217

Total Investments	$94,734	$177,844	$910	$273,488

Short Sales, at Value - Liabilities
United States	0	(1,550)	0	(1,550)

	$0	$(1,550)	$0	$(1,550)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	22	70	0	92
Over the counter	0	221	0	221

	$22	$291	$0	$313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(42)	0	(46)
Over the counter	0	(274)	0	(274)

	$(4)	$(316)	$0	$(320)

Total Financial Derivative Instruments	$18	$(25)	$0	$(7)

Totals	$94,752	$176,269	$910	$271,931

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqS® Long/Short Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 63.6%

COMMON STOCKS 36.4%

BRAZIL 1.9%

MATERIALS 1.9%

Vale S.A. SP - ADR	510,000	$6,855

Total Brazil		6,855

CANADA 1.0%

MATERIALS 1.0%

First Quantum Minerals Ltd.	389,000	3,695

Total Canada		3,695

FRANCE 2.0%

FINANCIALS 2.0%

BNP Paribas S.A.	150,000	7,111

Total France		7,111

HONG KONG 1.2%

CONSUMER DISCRETIONARY 1.2%

Galaxy Entertainment Group Ltd.	650,000	4,373

Total Hong Kong		4,373

NETHERLANDS 1.9%

FINANCIALS 1.9%

ING Groep NV	600,000	6,950

Total Netherlands		6,950

UNITED STATES 28.4%

COMMUNICATION SERVICES 2.5%

Alphabet, Inc. ‘C’ (a)	8,500	9,188

CONSUMER DISCRETIONARY 7.4%

DR Horton, Inc.	140,000	6,038

Las Vegas Sands Corp.	175,000	10,341

Royal Caribbean Cruises Ltd.	50,000	6,060

Wynn Resorts Ltd.	35,000	4,340

		26,779

ENERGY 7.6%

Equitrans Midstream Corp. (f)	64,000	1,261

Marathon Oil Corp. (f)	250,000	3,553

ONEOK, Inc.	250,000	17,202

WPX Energy, Inc. (a)	500,000	5,755

		27,771

FINANCIALS 1.1%

Citizens Financial Group, Inc.	109,000	3,854

INFORMATION TECHNOLOGY 6.0%

Apple, Inc.	30,000	5,938

Electronic Arts, Inc. (a)	50,000	5,063

	SHARES	MARKET VALUE (000S)

Oracle Corp. (f)	190,000	$10,824

		21,825

MATERIALS 1.3%

Berry Global Group, Inc. (a)(f)	90,000	4,733

REAL ESTATE 1.0%

Howard Hughes Corp. (a)	30,417	3,767

UTILITIES 1.5%

ONE Gas, Inc.	60,000	5,418

Total United States		103,335

Total Common Stocks (Cost $133,516)		132,319

MASTER LIMITED PARTNERSHIPS 5.8%

UNITED STATES 5.8%

ENERGY 5.8%

Enable Midstream Partners LP (f)	86,000	1,179

Enterprise Products Partners LP	250,000	7,218

Phillips 66 Partners LP	107,000	5,280

Plains All American Pipeline LP	300,000	7,305

		20,982

Total Master Limited Partnerships (Cost $20,726)		20,982

PREFERRED STOCKS 3.0%

GERMANY 3.0%

INDUSTRIALS 3.0%

Volkswagen AG	64,000	10,780

Total Preferred Stocks (Cost $11,158)		10,780

REAL ESTATE INVESTMENT TRUSTS 6.5%

UNITED STATES 6.5%

REAL ESTATE 6.5%

Empire State Realty Trust, Inc. ‘A’	230,000	3,406

Equinix, Inc. (f)	7,500	3,782

Life Storage, Inc.	34,000	3,233

Mid-America Apartment Communities, Inc. (f)	32,000	3,768

Sunstone Hotel Investors, Inc.	225,000	3,085

Urban Edge Properties (f)	174,000	3,015

Ventas, Inc. (f)	50,000	3,418

		23,707

Total Real Estate Investment Trusts (Cost $22,667)		23,707

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.9%

COMMERCIAL PAPER 3.4%

Campbell Soup Co.
2.980% due 07/15/2019	$250	250
3.100% due 08/14/2019	6,300	6,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRH America Finance, Inc.
2.830% due 07/09/2019	$250	$250

Crown Castle International Corp.
2.800% due 07/17/2019	300	300

Enable Midstream Partners LP
3.150% due 07/25/2019	250	249

Enbridge (U.S.), Inc.
2.830% due 08/06/2019	300	299

Encana Corp.
3.120% due 07/08/2019	250	250
3.200% due 08/01/2019	250	249

Energy Transfer Partners LP
3.040% due 07/08/2019	300	300

Royal Caribbean Cruise
2.750% due 07/30/2019	250	249
2.850% due 07/30/2019	250	249

VW Credit, Inc.
2.900% due 07/10/2019	3,500	3,497

Total Commercial Paper (Cost $12,419)		12,421

REPURCHASE AGREEMENTS (d) 0.1%
		248

U.S. TREASURY BILLS 8.4%
2.379% due 08/22/2019 (b)(c)(h)(j)	30,700	30,608

Total Short-Term Instruments (Cost $43,264)		43,277

Total Investments in Securities (Cost $231,331)		231,065

	SHARES
INVESTMENTS IN AFFILIATES 35.2%

SHORT-TERM INSTRUMENTS 35.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 35.2%

PIMCO Short Asset Portfolio	4,681,497	46,562

PIMCO Short-Term Floating NAV Portfolio III	8,248,850	81,598

Total Short-Term Instruments (Cost $128,085)		128,160

Total Investments in Affiliates (Cost $128,085)		128,160

Total Investments 98.8% (Cost $359,416)		$359,225

Securities Sold Short (e) (30.1)% (Proceeds $104,819)		(109,689)

Financial Derivative Instruments (g)(i) (0.5)% (Cost or Premiums, net $(3,267))		(1,705)

Other Assets and Liabilities, net 31.8%		115,707

Net Assets 100.0%		$363,538

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	39

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$248	U.S. Treasury Notes 2.250% due 03/31/2021	$(253)	$248	$248

Total Repurchase Agreements						$(253)	$248	$248

(e)  SECURITIES SOLD SHORT

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(2)
	Common Stocks (20.0)%
	Australia (0.9)%
	Materials (0.9)%
GSC	BHP Group Ltd. ADR	54,000	$(2,805)	$ (3,138)

	Total Australia		(2,805)	(3,138)

	Germany (1.1)%
	Consumer Discretionary (1.1)%
	Bayerische Motoren Werke AG	27,000	(2,240)	(1,996)
	Daimler AG	35,000	(2,204)	(1,952)

	Total Germany		(4,444)	(3,948)

	Switzerland (1.0)%
	Financials (1.0)%
GSC	UBS Group AG	320,000	(3,839)	(3,803)

	Total Switzerland		(3,839)	(3,803)

	United Kingdom (0.3)%
	Materials (0.3)%
GSC	Rio Tinto PLC ADR	16,000	(896)	(998)

	Total United Kingdom		(896)	(998)

	United States (16.7)%
	Communication Services (0.8)%
	Omnicom Group, Inc.	34,000	(2,450)	(2,808)

	Consumer Discretionary (4.6)%
FOB	Choice Hotels International, Inc.	30,000	(2,360)	(2,610)
GSC	Dunkin’ Brands Group, Inc.	35,000	(2,490)	(2,788)
	Goodyear Tire & Rubber Co.	114,000	(2,247)	(1,744)
	Hyatt Hotels Corp. ‘A’	35,000	(2,482)	(2,665)
FOB	NVR, Inc.	2,000	(4,876)	(6,741)

			(14,455)	(16,548)

	Energy (1.6)%
GSC	Apache Corp.	120,000	(4,858)	(3,477)
	Exxon Mobil Corp.	32,000	(2,590)	(2,452)

			(7,448)	(5,929)

	Financials (3.2)%
	eHealth, Inc.	36,000	(2,247)	(3,100)
	U.S. Bancorp	74,000	(3,836)	(3,905)
	Wells Fargo & Co.	100,000	(4,726)	(4,732)

			(10,809)	(11,737)

	Health Care (0.8)%
FOB	Amgen, Inc.	16,000	(2,682)	(2,948)

	Industrials (2.9)%
GSC	Norfolk Southern Corp.	43,000	(7,061)	(8,571)
	Snap-on, Inc.	11,000	(1,706)	(1,822)

			(8,767)	(10,393)

	Information Technology (1.3)%
	International Business Machines Corp.	35,000	(4,272)	(4,826)

	Utilities (1.5)%
	Southern Co.	100,000	(4,737)	(5,528)

	Total United States		(55,620)	(60,717)

	Total Common Stocks		(67,604)	(72,604)

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(2)
	Exchange-Traded Funds (2.1)%
	United States (2.1)%
FOB	iShares Nasdaq Biotechnology ETF	35,000	$(3,860)	$(3,819)
GSC	Financial Select Sector SPDR Fund	140,000	(3,797)	(3,864)

	Total Exchange-Traded Funds		(7,657)	(7,683)

	Real Estate Investment Trusts (8.0)%
	United States (8.0)%
FOB	Apollo Commercial Real Estate Finance, Inc.	124	(2,332)	(2,337)
GSC	Brandywine Realty Trust	174	(2,668)	(2,492)
	Digital Realty Trust, Inc.	20	(2,297)	(2,356)
	Iron Mountain, Inc.	200	(7,061)	(6,382)
	Park Hotels & Resorts, Inc.	85	(2,423)	(2,394)
	Public Storage	12	(2,649)	(2,953)
	Retail Opportunity Investments Corp.	153	(2,680)	(2,621)
FOB	Starwood Property Trust, Inc.	100	(2,211)	(2,320)
GSC	UDR, Inc.	60	(2,685)	(2,693)
	Welltower, Inc.	35	(2,552)	(2,854)

	Total Real Estate Investment Trusts		(29,558)	(29,402)

Total Short Sales (30.1)%			$(104,819)	$(109,689)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$248	$0	$0	$0	$248	$(253)	$(5)

Prime Brokerage Agreement
FOB	0	0	0	(20,775)	(20,775)	20,859	84
GSC	0	0	0	(88,914)	(88,914)	88,544	(370)

Total Borrowings and Other Financing Transactions	$248	$0	$0	$(109,689)

(f)

Securities with an aggregate market value of $19,909 and cash of $109,403 have been pledged as collateral as of June 30, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $315 of dividends payable.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
E-mini Russell 2000 Index September Futures	09/2019	354	$	(27,738)	$(576)	$0	$(306)
E-mini S&P 500 Index September Futures	09/2019	261		(38,422)	(544)	0	(174)
Euro STOXX 50 September Futures	09/2019	117		(4,611)	(88)	0	(48)

Total Futures Contracts					$(1,208)	$0	$(528)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	41

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$40,546	$(3,267)	$159	$(3,108)	$0	$(21)

Total Swap Agreements					$(3,267)	$159	$(3,108)	$0	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(528)	$(21)	$(549)

(h)

Securities with an aggregate market value of $1,538 and cash of $2,943 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019		$7,367	CAD	9,891	$185	$0
	08/2019	CAD	2,459		$1,871	0	(8)

BPS	07/2019	EUR	148		166	0	(2)

CBK	07/2019		$26,959	EUR	23,731	25	0
	07/2019		447	JPY	48,700	5	0
	08/2019	EUR	23,134		$26,359	0	(14)

GLM	07/2019	BRL	26,754		6,981	14	0
	07/2019	EUR	23,461		26,182	0	(496)
	07/2019		$7,001	BRL	26,754	0	(34)
	08/2019	BRL	26,754		$6,980	33	0

HUS	07/2019	CAD	9,891		7,337	0	(215)

JPM	07/2019	EUR	122		138	0	(1)

RBC	07/2019	BRL	16,703		4,359	9	0
	07/2019		$4,185	BRL	16,703	165	0

SCX	07/2019	BRL	43,457		$10,781	0	(536)
	07/2019		$11,340	BRL	43,457	0	(23)

SSB	09/2019	HKD	36,479		$4,660	0	(11)

UAG	07/2019	JPY	48,700		452	1	0
	08/2019		$453	JPY	48,700	0	(1)

Total Forward Foreign Currency Contracts						$437	$(1,341)

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	AMZX Index	4,464	2.745% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/15/2019	$5,631	$0	$(69)	$0	$(69)

BPS	Receive	AMZX Index	7,484	3.070% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/19/2019	9,358	0	(72)	0	(72)

CBK	Receive	AMZX Index	2,178	2.935% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019	2,747	0	(34)	0	(34)

FAR	Receive	AMZX Index	8,182	3.030% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/12/2019	10,230	0	(77)	0	(77)

Total Swap Agreements								$0	$(252)	$0	$(252)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BOA	$185	$0	$0	$185	$(8)	$0	$(69)	$(77)	$108	$0	$108
BPS	0	0	0	0	(2)	0	(72)	(74)	(74)	299	225
CBK	30	0	0	30	(14)	0	(34)	(48)	(18)	0	(18)
FAR	0	0	0	0	0	0	(77)	(77)	(77)	268	191
GLM	47	0	0	47	(530)	0	0	(530)	(483)	592	109
HUS	0	0	0	0	(215)	0	0	(215)	(215)	0	(215)
JPM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RBC	174	0	0	174	0	0	0	0	174	0	174
SCX	0	0	0	0	(559)	0	0	(559)	(559)	440	(119)
SSB	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
UAG	1	0	0	1	(1)	0	0	(1)	0	0	0

Total Over the Counter	$437	$0	$0	$437	$(1,341)	$0	$(252)	$(1,593)

(j)

Securities with an aggregate market value of $1,599 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$437	$0	$437

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	43

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$528	$0	$0	$528
Swap Agreements	0	21	0	0	0	21

	$0	$21	$528	$0	$0	$549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,341	$0	$1,341
Swap Agreements	0	0	252	0	0	252

	$0	$0	$252	$1,341	$0	$1,593

	$0	$21	$780	$1,341	$0	$2,142

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,340)	$0	$0	$(1,340)
Written Options	0	0	641	0	0	641
Futures	(1,006)	0	2,216	0	0	1,210
Swap Agreements	0	(1,394)	0	0	1	(1,393)

	$(1,006)	$(1,394)	$1,517	$0	$1	$(882)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,069	$0	$2,069
Swap Agreements	0	0	(252)	0	0	(252)

	$0	$0	$(252)	$2,069	$0	$1,817

	$(1,006)	$(1,394)	$1,265	$2,069	$1	$935

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$1,097	$0	$(1,996)	$0	$0	$(899)
Swap Agreements	0	(545)	0	0	0	(545)

	$1,097	$(545)	$(1,996)	$0	$0	$(1,444)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,179)	$0	$(1,179)
Swap Agreements	0	0	(490)	0	0	(490)

	$0	$0	$(490)	$(1,179)	$0	$(1,669)

	$1,097	$(545)	$(2,486)	$(1,179)	$0	$(3,113)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Common Stocks
Brazil
Materials	$6,855	$0	$0	$6,855
Canada
Materials	3,695	0	0	3,695
France
Financials	0	7,111	0	7,111
Hong Kong
Consumer Discretionary	0	4,373	0	4,373
Netherlands
Financials	0	6,950	0	6,950
United States
Communication Services	9,188	0	0	9,188
Consumer Discretionary	26,779	0	0	26,779
Energy	27,771	0	0	27,771

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financials	$3,854	$0	$0	$3,854
Information Technology	21,825	0	0	21,825
Materials	4,733	0	0	4,733
Real Estate	3,767	0	0	3,767
Utilities	5,418	0	0	5,418
Master Limited Partnerships
United States
Energy	20,982	0	0	20,982
Preferred Stocks
Germany
Industrials	0	10,780	0	10,780
Real Estate Investment Trusts
United States
Real Estate	23,707	0	0	23,707
Short-Term Instruments
Commercial Paper	0	12,421	0	12,421

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Repurchase Agreements	$0	$248	$0	$248
U.S. Treasury Bills	0	30,608	0	30,608

	$158,574	$72,491	$0	$231,065

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$128,160	$0	$0	$128,160

Total Investments	$286,734	$72,491	$0	$359,225

Short Sales, at Value - Liabilities
Common Stocks
Australia
Materials	$(3,138)	$0	$0	$(3,138)
Germany
Consumer Discretionary	(3,948)	0	0	(3,948)
Switzerland
Financials	(3,803)	0	0	(3,803)
United Kingdom
Materials	(998)	0	0	(998)
United States
Communication Services	(2,808)	0	0	(2,808)
Consumer Discretionary	(16,548)	0	0	(16,548)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Energy	$(5,929)	$0	$0	$(5,929)
Financials	(11,737)	0	0	(11,737)
Health Care	(2,948)	0	0	(2,948)
Industrials	(10,393)	0	0	(10,393)
Information Technology	(4,826)	0	0	(4,826)
Utilities	(5,528)	0	0	(5,528)
Exchange-Traded Funds
United States	(7,683)	0	0	(7,683)
Real Estate Investment Trusts
United States	(29,402)	0	0	(29,402)

	$(109,689)	$0	$0	$(109,689)

Financial Derivative Instruments - Assets
Over the counter	$0	$437	$0	$437

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(528)	(21)	0	(549)
Over the counter	0	(1,593)	0	(1,593)

	$(528)	$(1,614)	$0	$(2,142)

Total Financial Derivative Instruments	$(528)	$(1,177)	$0	$(1,705)

Totals	$176,517	$71,314	$0	$247,831

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the equity portion of the PIMCO Dividend and Income Fund. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement the investment strategies of the equity portion of the PIMCO Dividend and Income Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

46	PIMCO EQUITY SERIES

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that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dividend and Income Fund	Quarterly	Quarterly

PIMCO EqS® Long/Short Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the

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Notes to Financial Statements (Cont.)

year ended June 30, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO Dividend and Income Fund		PIMCO EqS® Long/Short Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(650)		$0

I-2	(724)		0

I-3	0		0

Class D	(152	)(a)	0	(a)

Class A	(3,458)		0

Class C	(2,417)		0

From net realized capital gains

Institutional Class	0		(9,995)

I-2	0		(6,284)

I-3	0		0

Class D	0	(a)	(2,640	)(a)

Class A	0		(4,412)

Class C	0		(4,484)

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(7,401)		$(27,815)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between

48	PIMCO EQUITY SERIES

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the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data

(e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted

ANNUAL REPORT	JUNE 30, 2019	49

Notes to Financial Statements (Cont.)

prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and

50	PIMCO EQUITY SERIES

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options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

Investment in Short Asset Portfolio

Fund Name	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO EqS® Long/Short Fund	$0	$46,562	$0	$0	$0	$46,562	$562	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dividend and Income Fund	$2,007	$35,211	$(37,001)	$0	$0	$217	$11	$0

PIMCO EqS® Long/Short Fund	141,419	327,022	(386,900)	21	36	81,598	3,122	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right

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to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or

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Notes to Financial Statements (Cont.)

private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements (Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures

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contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance

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Notes to Financial Statements (Cont.)

with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an

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amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the

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Notes to Financial Statements (Cont.)

forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Equity	X	X

Dividend-Oriented Stocks	X	—

Value Investing	X	X

Foreign (Non-U.S.) Investment	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Market	X	X

Issuer	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield and Distressed Company	X	X

Currency	X	X

Real Estate	X	X

Liquidity	X	X

Leveraging	X	X

Issuer Non-Diversification	—	X

Management	X	X

Small-Cap and Mid-Cap Company	X	X

Derivatives	X	X

Model	X	—

Mortgage-Related and Other Asset-Backed	X	—

Short Exposure	X	X

Convertible Securities	X	X

Cash Holdings	—	X
Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by a Fund or a Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes a Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to

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Notes to Financial Statements (Cont.)

centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Cash Holdings Risk  is the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master

Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

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OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C
PIMCO Dividend and Income Fund	0.49%	0.30%	0.40%	0.50%	*(1)	0.40%	0.40%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	0.65%	(1)	0.55%	0.55%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the

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Notes to Financial Statements (Cont.)

Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2019, the Distributor retained $49,570 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2019, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Dividend and Income Fund	$55	$24	$23	$102

PIMCO EqS® Long/Short Fund	94	38	38	170

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2019, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The Waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an

64	PIMCO EQUITY SERIES

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affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dividend and Income Fund	$3,257	$1,606

PIMCO EqS® Long/Short Fund	5,476	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dividend and Income Fund	$249,179	$259,338	$71,550	$94,782

PIMCO EqS® Long/Short Fund	0	0	858,775	962,368

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dividend and Income Fund						PIMCO EqS® Long/Short Fund

	Year Ended 06/30/2019		Year Ended 06/30/2018				Year Ended 06/30/2019		Year Ended 06/30/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	528	$5,967	521		$6,106		4,081	$47,049	5,993		$72,343

I-2	906	10,177	1,178		13,779		6,445	75,887	2,466		29,527

I-3	0	0	0		0		399	4,501	2		18

Class D	0	0	80		935		0	0	1,764		21,142

Class A	1,617	18,175	2,541	(a)	29,861	(a)	1,317	14,941	5,044	(b)	58,073	(b)

Class C	546	6,093	688		8,096		413	4,484	455		5,181
Issued as reinvestment of distributions

Institutional Class	83	895	55		650		1,046	11,635	850		9,984

I-2	69	753	41		487		928	10,241	537		6,263

I-3	0	0	0		0		8	92	0		0

Class D	0	0	13		151		0	0	229		2,640

Class A	385	4,155	255		2,994		687	7,450	382		4,401

Class C	192	2,046	175		2,049		479	4,943	405		4,480
Cost of shares redeemed

Institutional Class	(770)	(8,697)	(662)		(7,742)		(7,915)	(90,444)	(7,452)		(89,807)

I-2	(1,070)	(12,087)	(1,085)		(12,726)		(8,907)	(100,699)	(4,603)		(55,234)

I-3	0	0	0		0		(38)	(423)	0		0

Class D	0	0	(825	)(a)	(9,540	)(a)	0	0	(5,839	)(b)	(67,810	)(b)

Class A	(3,151)	(35,471)	(3,850)		(45,103)		(4,102)	(46,117)	(3,005)		(35,350)

Class C	(3,414)	(38,345)	(3,554)		(41,378)		(1,993)	(21,306)	(2,314)		(26,344)

Net increase (decrease) resulting from Fund share transactions	(4,079)	$(46,339)	(4,429)		$(51,381)		(7,152)	$(77,766)	(5,086)		$(60,493)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 625 Class D shares in the amount of $7,204 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 3,827 Class D shares in the amount of $43,813 converted into Class A shares of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

66	PIMCO EQUITY SERIES

June 30, 2019

As of June 30, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Dividend and Income Fund	$2,687	$0	$5,988	$(21)	$(96,589)	$0	$0

PIMCO EqS® Long/Short Fund	6,645	0	(6,360)	(28)	0	(1,096)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain (loss) on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short dividend expenditures, passive foreign investment companies (PFICs), convertible preferred securities, partnership adjustments, Real Estate Investment Trusts (REITs), defaulted securities, OGX adjustments, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through June 30, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through June 30, 2019 and Ordinary losses realized during the period January 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dividend and Income Fund	$67,137	$29,452

PIMCO EqS® Long/Short Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dividend and Income Fund	$264,932	$25,024	$(18,994)	$6,030

PIMCO EqS® Long/Short Fund	250,910	13,949	(20,794)	(6,845)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, short dividend expenditures, passive foreign investment companies (PFICs), partnership adjustments, convertible preferred stock, Real Estate Investment Trusts (REITs), defaulted securities, OGX adjustments, straddle loss deferrals, realized and unrealized gain (loss) swap contracts, and unrealized gain (loss) on certain futures, options, and forward contracts.

For the fiscal years ended June 30, 2019 and June 30, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2019			June 30, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dividend and Income Fund	$9,100	$0	$0	$7,401	$0	$0

PIMCO EqS® Long/Short Fund	17,143	17,272	0	11,008	16,807	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

On August 21, 2019, the Board approved the liquidation of the I-3 shares of PIMCO EqS® Long/Short Fund. The liquidation of the I-3 shares is expected to occur on November 21, 2019.

On August 21, 2019, the Board approved a proposal to reorganize the PIMCO EqS® Long/Short Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund, a series of PIMCO Funds. The proposed reorganization requires shareholder approval, which will be sought at a meeting of PIMCO EqS® Long/Short Fund shareholders scheduled for November 22, 2019. For more information, please refer to the supplement to the PIMCO EqS® Long/Short Fund Prospectus and Statement of Additional Information dated August 23, 2019. Neither the supplement nor this Subsequent Events Note is a solicitation of any proxy.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2019	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund (two of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, and for PIMCO EqS® Long/Short Fund the statement of cash flows for the year ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019, for PIMCO EqS® Long/Short Fund, the results of its cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2019

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

68	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

BPS	BNP Paribas S.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

BSN	Bank of Nova Scotia	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank

CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	JLN	JP Morgan Chase Bank N.A. London	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

FBF	Credit Suisse International	JPS	JP Morgan Securities, Inc.

Currency Abbreviations:

ARS	Argentine Peso	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

AUD	Australian Dollar	INR	Indian Rupee	RUB	Russian Ruble

BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

GBP	British Pound

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

AMZX	Alerian MLP Total Return Index	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	S&P 500	Standard & Poor’s 500 Index

BP0003M	3 Month GBP-LIBOR	CMBX	Commercial Mortgage-Backed Index	US0003M	3 Month USD Swap Rate

CDX.EM	Credit Derivatives Index - Emerging Markets

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts

ADR	American Depositary Receipt	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind	UMBS	Uniform Mortgage-Backed Security

CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt

ANNUAL REPORT	JUNE 30, 2019	69

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Dividend and Income Fund	33.78%	88.26%	$5,503	$0

PIMCO EqS® Long/Short Fund	0.00%	0.00%	0	17,140

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

70	PIMCO EQUITY SERIES

Shareholder Meeting Results

(Unaudited)

Special Shareholder Meeting Results

PIMCO Equity Series held a special meeting of shareholders on May 6, 2019. Shareholders voted as indicated below:

PIMCO Equity Series	Affirmative	Withheld Authority
Election of George E. Borst	366,830,141	2,613,834
Election of Kym M. Hubbard	366,843,929	2,600,046
Election of Gary F. Kennedy	366,888,058	2,555,917
Election of Peter G. Strelow†	366,487,106	2,956,869

The other members of the Board of Trustees at the time of the meeting, Ms. Jennifer Holden Dunbar and Messrs. Brent R. Harris, Peter B. McCarthy and Ronald C. Parker, continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	JUNE 30, 2019	71

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Brent R. Harris (1959) Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

72	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	05/2019 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	JUNE 30, 2019	73

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

74	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms

ANNUAL REPORT	JUNE 30, 2019	75

Privacy Policy1 (Cont.)

(Unaudited)

engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

76	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3001AR_063019

PIMCO EQUITY SERIES®

Annual Report

June 30, 2019

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund	8	34

PIMCO RAE Global Fund	10	44

PIMCO RAE Global ex-US Fund	12	45

PIMCO RAE International Fund	14	46

PIMCO RAE US Fund	16	57

PIMCO RAE US Small Fund	18	61

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.85% on June 30, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.56%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.40%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.89%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 11.32%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.99%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.42%. Emerging

2	PIMCO EQUITY SERIES

market equities, as measured by the MSCI Emerging Markets Index, returned 1.21%, whereas global equities, as represented by the MSCI World Index, returned 6.33%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.54% and European equities, as represented by the MSCI Europe Index (in EUR), returned 4.46%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $79 a barrel, but by the end, it was roughly $67 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices moved higher, whereas copper prices declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.66% and 3.87% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.70% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2019	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Funds may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

4	PIMCO EQUITY SERIES

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

ANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Funds at (888) 87-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO EQUITY SERIES

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ANNUAL REPORT	JUNE 30, 2019	7

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019*

	1 Year	5 Year	10 Year	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	2.40%	2.60%	6.66%	6.14%
PIMCO RAE Emerging Markets Fund Class I-2	2.42%	2.52%	6.62%	6.11%
PIMCO RAE Emerging Markets Fund Class A	2.21%	2.36%	6.54%	6.05%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	(1.66)%	1.58%	6.13%	5.75%
MSCI Emerging Markets Value Index±	5.04%	1.03%	4.60%	4.75%
MSCI Emerging Markets Index±± ª	1.21%	2.49%	5.81%	5.09%

All Fund returns are net of fees and expenses.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.97% for the Institutional Class shares, 1.07% for the Class I-2 shares and 1.32% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of 06/30/2019†§

China	21.5%
South Korea	17.3%
Russia	11.7%
Taiwan	9.9%
Brazil	7.1%
India	5.8%
Hong Kong	5.1%
South Africa	4.8%
Turkey	3.1%
Thailand	2.7%
Mexico	2.3%
Malaysia	1.7%
Poland	1.4%
Indonesia	1.2%
Greece	1.1%
Other	1.2%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection within, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection within the consumer staples sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection within, the financials and real estate sectors detracted from relative returns, as the sectors outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection within the industrials and communications services sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2019	9

PIMCO RAE Global Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund (“US Fund”), the PIMCO RAE International Fund (“International Fund”), and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (06/05/15)
PIMCO RAE Global Fund Institutional Class	1.07%	5.49%
PIMCO RAE Global Fund Class I-2	1.00%	5.37%
PIMCO RAE Global Fund Class A	0.82%	5.14%
PIMCO RAE Global Fund Class A (adjusted)	(2.99)%	4.16%
MSCI All Country World Value Index±	4.33%	5.17%
MSCI All Country World Index±± ª	5.74%	7.11%

All Fund returns are net of fees and expenses.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World Index.

± The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.21% for the Institutional Class shares, 1.31% for the I-2 shares and 1.56% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	I-2 - PFQPX	Class A - PFQAX

Top Holdings as of 06/30/2019†§

PIMCO RAE International Fund	45.1%
PIMCO RAE U.S. Fund	41.7%
PIMCO RAE Emerging Markets Fund	13.2%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the financials and energy sectors contributed to relative returns, as the sectors underperformed the benchmark index.

»	Overweight exposure to, and security selection within, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection within the industrials and utilities sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection within, the healthcare sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2019	11

PIMCO RAE Global ex-US Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	(1.50)%	3.20%
PIMCO RAE Global ex-US Fund Class I-2	(1.60)%	3.08%
PIMCO RAE Global ex-US Fund Class A	(1.90)%	2.85%
PIMCO RAE Global ex-US Fund Class A (adjusted)	(5.55)%	1.89%
MSCI All Country World ex US Value Index±	(0.07)%	2.22%
MSCI All Country World ex US Index±± ª	1.29%	3.75%

All Fund returns are net of fees and expenses.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 22 developed and 24 emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.32% for the Institutional Class shares, 1.42% for the I-2 shares and 1.67% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of 06/30/2019†§

PIMCO RAE International Fund	77.3%
PIMCO RAE Emerging Markets Fund	22.7%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Security selection within the consumer staples sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection within, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection within, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection within the financials, industrials, utilities and materials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2019	13

PIMCO RAE International Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	(2.72)%	2.62%
PIMCO RAE International Fund Class I-2	(2.73)%	2.56%
PIMCO RAE International Fund Class A	(3.03)%	2.27%
PIMCO RAE International Fund Class A (adjusted)	(6.67)%	1.32%
MSCI EAFE Value Index±	(2.10)%	1.51%
MSCI EAFE Index±± ª	1.08%	3.57%

All Fund returns are net of fees and expenses.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.62% for the Institutional Class shares, 0.72% for the Class I-2 shares and 0.97% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of 06/30/2019†§

Japan	24.3%
United Kingdom	13.4%
France	10.4%
Germany	9.3%
Canada	7.7%
Switzerland	6.4%
Australia	5.7%
Spain	4.3%
Italy	3.5%
Netherlands	3.0%
Hong Kong	1.9%
Sweden	1.6%
Other	5.9%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Security selection within the consumer staples sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the financials sector contributed to relative returns, as the sector underperformed the benchmark index.

»	Overweight exposure to, and security selection within, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection within, the materials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection within, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection within the energy sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2019	15

PIMCO RAE US Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019*

	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	4.66%	7.43%	14.09%	8.10%
PIMCO RAE US Fund Class I-2	4.58%	7.34%	14.05%	8.07%
PIMCO RAE US Fund Class A	4.24%	7.07%	13.91%	7.98%
PIMCO RAE US Fund Class A (adjusted)	0.30%	6.26%	13.48%	7.70%
Russell 1000® Value Index±	8.46%	7.46%	13.19%	7.27%♦
S&P 500 Index±± ª	10.42%	10.71%	14.70%	8.54% ♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 12/31/2004.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.52% for the Institutional Class shares, 0.62% for the Class I-2 shares and 0.92% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of 06/30/2019†§

Information Technology	16.8%
Financials	16.6%
Health Care	12.7%
Consumer Discretionary	9.6%
Industrials	9.2%
Consumer Staples	9.0%
Communication Services	8.5%
Energy	7.3%
Utilities	6.2%
Materials	1.8%
Real Estate	1.1%

†  % of Investments, at value.

§ Sector Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection within, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the energy sector contributed to relative returns, as the sector underperformed the benchmark index.

»	Overweight exposure to, and security selection within, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection within the healthcare, industrials, communication services and utilities sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2019	17

PIMCO RAE US Small Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019*

	1 Year	5 Year	10 Year	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	(6.74)%	5.58%	13.70%	7.78%
PIMCO RAE US Small Fund Class I-2	(6.85)%	5.48%	13.65%	7.74%
PIMCO RAE US Small Fund Class A	(7.05)%	5.23%	13.52%	7.64%
PIMCO RAE US Small Fund Class A (adjusted)	(10.56)%	4.43%	13.10%	7.35%
Russell 2000® Value Index±	(6.23)%	5.39%	12.40%	6.70%♦
Russell 2000® Index±± ª	(3.31)%	7.06%	13.45%	7.85% ♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 9/30/2005

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.63% for the Institutional Class shares, 0.73% for the Class I-2 shares and 1.03% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of 06/30/2019†§

Industrials	17.6%
Consumer Discretionary	17.1%
Financials	15.7%
Real Estate	11.6%
Information Technology	11.1%
Materials	5.7%
Health Care	5.0%
Utilities	4.2%
Consumer Staples	4.0%
Communication Services	3.4%
Energy	3.2%

†  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Security selection within the consumer discretionary and healthcare sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the energy sector contributed to relative returns, as the sector underperformed the benchmark index.

»	Security selection within the real estate and information technology sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the utilities sector detracted from relative returns, as the sector outperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2019	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$1,090.10	$3.92	$1,000.00	$1,020.91	$3.79	0.76%
I-2	1,000.00	1,090.70	4.43	1,000.00	1,020.42	4.28	0.86
Class A	1,000.00	1,088.50	5.72	1,000.00	1,019.18	5.53	1.11

PIMCO RAE Global Fund
Institutional Class	$1,000.00	$1,112.30	$0.10	$1,000.00	$1,024.56	$0.10	0.02%
I-2	1,000.00	1,112.70	0.63	1,000.00	1,024.07	0.60	0.12
Class A	1,000.00	1,111.10	1.93	1,000.00	1,022.83	1.85	0.37

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$1,094.10	$0.05	$1,000.00	$1,024.61	$0.05	0.01%
I-2	1,000.00	1,093.20	0.57	1,000.00	1,024.12	0.55	0.11
Class A	1,000.00	1,091.50	1.86	1,000.00	1,022.88	1.80	0.36

PIMCO RAE International Fund
Institutional Class	$1,000.00	$1,095.60	$2.64	$1,000.00	$1,022.14	$2.54	0.51%
I-2	1,000.00	1,094.70	3.15	1,000.00	1,021.65	3.04	0.61
Class A	1,000.00	1,093.00	4.44	1,000.00	1,020.42	4.28	0.86

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,138.60	$2.16	$1,000.00	$1,022.64	$2.04	0.41%
I-2	1,000.00	1,138.10	2.69	1,000.00	1,022.14	2.54	0.51
Class A	1,000.00	1,136.20	4.27	1,000.00	1,020.66	4.04	0.81

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$1,120.20	$2.67	$1,000.00	$1,022.14	$2.54	0.51%
I-2	1,000.00	1,119.60	3.19	1,000.00	1,021.65	3.04	0.61
Class A	1,000.00	1,118.10	4.75	1,000.00	1,020.17	4.53	0.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2019	21

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

06/30/2019	$10.74	$0.29	$(0.11)	$0.18	$(0.26)	$(0.74)	$0.00	$(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)

06/30/2016	9.95	0.32	(1.37)	(1.05)	(0.17)	0.00	0.00	(0.17)

06/05/2015 - 06/30/2015	10.00	0.06	(0.11)	(0.05)	0.00	0.00	0.00	0.00
I-2

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)

06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)

06/30/2016	9.96	0.25	(1.33)	(1.08)	(0.18)	0.00	0.00	(0.18)

06/05/2015 - 06/30/2015	10.00	0.06	(0.10)	(0.04)	0.00	0.00	0.00	0.00
Class A

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.96	0.22	(1.30)	(1.08)	(0.15)	0.00	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.08	(0.12)	(0.04)	0.00	0.00	0.00	0.00

PIMCO RAE Global Fund
Institutional Class

06/30/2019	$11.04	$0.31	$(0.26)	$0.05	$(0.30)	$(0.49)	$0.00	$(0.79)

06/30/2018	10.78	0.35	0.64	0.99	(0.46)	(0.27)	0.00	(0.73)

06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.86	0.14	(0.58)	(0.44)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
I-2

06/30/2019	11.01	0.32	(0.28)	0.04	(0.29)	(0.49)	0.00	(0.78)

06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)

06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.85	0.08	(0.52)	(0.44)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00
Class A

06/30/2019	10.95	0.27	(0.25)	0.02	(0.28)	(0.49)	0.00	(0.77)

06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)

06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)

06/30/2016	9.85	0.02	(0.48)	(0.46)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE Global ex-US Fund
Institutional Class

06/30/2019	$10.68	$0.32	$(0.51)	$(0.19)	$(0.26)	$0.00	$0.00	$(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)

06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.10	(1.18)	(1.08)	(0.10)	0.00	(0.00)	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
I-2

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)

06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.09	(1.18)	(1.09)	(0.10)	0.00	(0.00)	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
Class A

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.00	(1.11)	(1.11)	(0.09)	0.00	(0.00)	(0.09)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.92	2.40%	$2,632,982	0.75%		0.96%		0.75%		0.96%		2.94%		25%

10.74	7.50	1,848,953	0.76		0.97		0.76		0.97		2.13		28

10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99		43

8.73	(10.32)	1,379,204	0.76		0.96		0.76		0.96		3.92		30

9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93		25

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07		28

10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43

8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30

9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52		25

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76		28

10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43

8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30

9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

$10.30	1.07%	$292,168	0.02%		0.71%		0.02%		0.71%		2.97%		38%

11.04	9.05	359,953	0.02		0.72		0.02		0.72		3.07		19

10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36		20

9.32	(4.38)	282,274	0.04		0.71		0.04		0.71		1.59		13

9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2

10.27	1.00	218	0.12		0.81		0.12		0.81		3.01		38

11.01	8.93	3,293	0.12		0.82		0.12		0.82		3.09		19

10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20

9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13

9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

10.20	0.82	1,901	0.37		1.06		0.37		1.06		2.58		38

10.95	8.64	1,505	0.37		1.07		0.37		1.07		2.09		19

10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20

9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13

9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

$10.23	(1.50)%	$75,630	0.00%		0.76%		0.00%		0.76%		3.13%		17%

10.68	6.01	75,994	0.00		0.77		0.00		0.77		3.36		9

10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23		8

8.68	(10.93)	62,809	0.00		0.76		0.00		0.76		1.10		8

9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50		17

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58		9

10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8

8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8

9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32		17

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14		9

10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8

8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8

9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

ANNUAL REPORT	JUNE 30, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE International Fund
Institutional Class

06/30/2019	$10.60	$0.34	$(0.68)	$(0.34)	$(0.25)	$(0.27)	$0.00	$(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.83	0.28	(1.32)	(1.04)	(0.08)	(0.15)	0.00	(0.23)

06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
I-2

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)

06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.83	0.28	(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)

06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
Class A

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.83	0.34	(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)

06/05/2015 - 06/30/2015	10.00	0.01	(0.18)	(0.17)	0.00	0.00	0.00	0.00

PIMCO RAE US Fund
Institutional Class

06/30/2019	$11.30	$0.26	$0.20	$0.46	$(0.21)	$(0.46)	$0.00	$(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)

06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.22	0.08	0.30	(0.11)	(0.22)	0.00	(0.33)

06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
I-2

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)

06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.21	0.08	0.29	(0.11)	(0.22)	0.00	(0.33)

06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class A

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)

06/30/2016	9.86	0.18	0.07	0.25	(0.10)	(0.22)	0.00	(0.32)

06/05/2015 - 06/30/2015	10.00	0.01	(0.15)	(0.14)	0.00	0.00	0.00	0.00

PIMCO RAE US Small Fund
Institutional Class

06/30/2019	$12.33	$0.17	$(1.05)	$(0.88)	$(0.09)	$(0.64)	$0.00	$(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)

06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)

06/30/2016	9.93	0.10	(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00	0.00
I-2

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)

06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.11	(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.74	(2.72)%	$547,007	0.50%		0.61%		0.50%		0.61%		3.41%		41%

10.60	5.88	543,875	0.51		0.62		0.51		0.62		3.04		47

10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90		20

8.56	(10.60)	247,182	0.50		0.61		0.50		0.61		3.25		39

9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02		41

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33		47

10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03		20

8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39

9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06		41

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34		47

10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20

8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39

9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

$11.09	4.66%	$745,741	0.40%		0.51%		0.40%		0.51%		2.39%		32%

11.30	13.22	771,581	0.41		0.52		0.41		0.52		2.06		44

10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08		31

9.82	3.16	511,838	0.40		0.51		0.40		0.51		2.29		42

9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25		32

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96		44

10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31

9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42

9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03		32

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65		44

10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31

9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42

9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

$10.72	(6.74)%	$119,223	0.51%		0.62%		0.51%		0.62%		1.52%		64%

12.33	16.37	128,985	0.50		0.62		0.50		0.62		1.30		30

11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13		45

9.31	(4.68)	81,226	0.50		0.61		0.50		0.61		1.10		85

9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34		64

12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19		30

11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45

9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85

9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

ANNUAL REPORT	JUNE 30, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund (Cont.)
Class A

06/30/2019	$12.24	$0.12	$(1.03)	$(0.91)	$(0.09)	$(0.64)	$0.00	$(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.08	(0.60)	(0.52)	(0.00)	(0.11)	0.00	(0.11)

06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

26	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.60	(7.05)%	$4,023	0.91%		1.02%		0.91%		1.02%		1.07%		64%

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82		30

11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45

9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85

9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

ANNUAL REPORT	JUNE 30, 2019	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$2,651,944	$353	$0	$547,114	$759,408	$125,146
Investments in Affiliates	44,112	293,938	78,086	12,609	9,140	1,802
Financial Derivative Instruments
Over the counter	0	0	0	1	0	0
Cash	4,343	0	2	1,967	0	32
Foreign currency, at value	3,285	0	0	2,995	0	0
Receivable for investments sold	14	0	0	519	21,703	420
Receivable for Fund shares sold	235	0	6	224	4,051	19
Interest and/or dividends receivable	16,327	0	0	2,504	887	243
Reimbursement receivable from PIMCO	402	158	45	49	69	11
Other assets	0	0	0	13	0	0
Total Assets	2,720,662	294,449	78,139	567,995	795,258	127,673

Liabilities:

Payable for investments purchased	$4,943	$0	$0	$0	$0	$0
Payable upon return of securities loaned	48,394	0	0	14,576	9,330	1,802
Payable for Fund shares redeemed	59	1	0	242	116	0
Overdraft due to custodian	0	0	0	0	17,306	0
Accrued investment advisory fees	939	89	24	128	147	33
Accrued supervisory and administrative fees	848	67	21	128	149	24
Accrued servicing fees	3	0	0	1	2	1
Other liabilities	33	5	1	9	13	2
Total Liabilities	55,219	162	46	15,084	27,063	1,862

Net Assets	$2,665,443	$294,287	$78,093	$552,911	$768,195	$125,811

Net Assets Consist of:

Paid in capital	$2,431,625	$252,479	$75,470	$528,661	$589,097	$116,786
Distributable earnings (accumulated loss)	233,818	41,808	2,623	24,250	179,098	9,025

Net Assets	$2,665,443	$294,287	$78,093	$552,911	$768,195	$125,811

Cost of investments in securities	$2,389,385	$353	$0	$513,808	$584,929	$108,852
Cost of investments in Affiliates	$44,112	$260,229	$76,992	$12,609	$9,140	$1,802
Cost of foreign currency held	$3,282	$0	$0	$2,998	$0	$0

* Includes repurchase agreements of:	$11,352	$353	$0	$1,595	$0	$0
^ Includes securities on loan of:	$44,982	$0	$0	$13,438	$9,108	$1,716

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$2,632,982	$292,168	$75,630	$547,007	$745,741	$119,223
I-2	16,263	218	428	832	14,257	2,565
Class A	16,198	1,901	2,035	5,072	8,197	4,023

Shares Issued and Outstanding:

Institutional Class	265,340	28,355	7,391	56,160	67,248	11,117
I-2	1,650	21	42	86	1,291	240
Class A	1,646	186	201	526	750	380

Net Asset Value Per Share Outstanding:

Institutional Class	$9.92	$10.30	$10.23	$9.74	$11.09	$10.72
I-2	9.86	10.27	10.20	9.71	11.04	10.67
Class A	9.84	10.20	10.14	9.64	10.93	10.60

ANNUAL REPORT	JUNE 30, 2019	29

Statements of Operations

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$219	$9	$3	$30	$92	$15
Dividends, net of foreign taxes*	76,109	0	0	21,777	22,024	2,992
Dividends from Investments in Affiliates	0	10,096	2,386	0	0	0
Securities lending income	410	0	0	210	49	21
Total Income	76,738	10,105	2,389	22,017	22,165	3,028

Expenses:

Investment advisory fees	10,362	1,355	308	1,687	1,981	523
Supervisory and administrative fees	9,354	1,020	272	1,693	2,005	383
Distribution fees - Class C	4 (a)	3 (a)	3 (a)	2 (a)	9 (a)	2 (a)
Servicing fees - Class A	29	5	4	11	24	11
Servicing fees - Class C	2 (a)	1 (a)	1 (a)	1 (a)	3 (a)	1 (a)
Trustee fees	166	29	7	47	65	12
Interest expense	55	7	1	25	8	7
Miscellaneous expense	102	17	4	28	39	7
Total Expenses	20,074	2,437	600	3,494	4,134	946
Waiver and/or Reimbursement by PIMCO	(4,311)	(2,353)	(583)	(609)	(857)	(162)
Net Expenses	15,763	84	17	2,885	3,277	784

Net Investment Income (Loss)	60,975	10,021	2,372	19,132	18,888	2,244

Net Realized Gain (Loss):

Investments in securities	828	0	0	(7,995)	18,139	(2,279)
Investments in Affiliates	0	4,945	(1,062)	0	0	0
Net capital gain distributions received from Affiliate investments	0	11,657	2,460	0	0	0
Over the counter financial derivative instruments	(106)	0	0	(39)	0	0
Foreign currency	(2,004)	0	0	(29)	0	0

Net Realized Gain (Loss)	(1,282)	16,602	1,398	(8,063)	18,139	(2,279)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	13,743	0	0	(26,040)	(81)	(11,998)
Investments in Affiliates	0	(22,541)	(5,213)	0	0	0
Foreign currency assets and liabilities	37	0	0	16	0	0

Net Change in Unrealized Appreciation (Depreciation)	13,780	(22,541)	(5,213)	(26,024)	(81)	(11,998)

Net Increase (Decrease) in Net Assets Resulting from Operations	$73,473	$4,082	$(1,443)	$(14,955)	$36,946	$(12,033)

* Foreign tax withholdings - Dividends	$11,517	$0	$0	$2,147	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2019	31

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global Fund		PIMCO RAE Global ex-US Fund

(Amounts in thousands†)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$60,975	$40,461	$10,021	$12,817	$2,372	$2,846
Net realized gain (loss)	(1,282)	157,002	16,602	17,283	1,398	727
Net change in unrealized appreciation (depreciation)	13,780	(85,613)	(22,541)	7,299	(5,213)	1,530

Net Increase (Decrease) in Net Assets Resulting from Operations	73,473	111,850	4,082	37,399	(1,443)	5,103

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(196,507)	(144,230)	(26,023)	(26,492)	(1,951)	(3,011)
I-2	(1,053)	(1,259)	(170)	(235)	(12)	(16)
Class A	(838)	(361)	(137)	(67)	(37)	(29)
Class C	0 (a)	(166)	0 (a)	(101)	0 (a)	(47)

Tax basis return of capital
Institutional Class	0	0	0	0	0	(381)
I-2	0	0	0	0	0	(3)
Class A	0	0	0	0	0	(6)
Class C	0 (a)	0	0 (a)	0	0 (a)	(7)

Total Distributions(b)	(198,398)	(146,016)	(26,330)	(26,895)	(2,000)	(3,500)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	914,568	381,301	(49,682)	(59,036)	1,488	(2,240)

Total Increase (Decrease) in Net Assets	789,643	347,135	(71,930)	(48,532)	(1,955)	(637)

Net Assets:

Beginning of year	1,875,800	1,528,665	366,217	414,749	80,048	80,685
End of year	$2,665,443	$1,875,800	$294,287	$366,217	$78,093	$80,048

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE International Fund		PIMCO RAE US Fund		PIMCO RAE US Small Fund

Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

$19,132	$16,111	$18,888	$13,786	$2,244	$1,459
(8,063)	11,725	18,139	16,790	(2,279)	7,106
(26,024)	(8,876)	(81)	47,903	(11,998)	9,575

(14,955)	18,960	36,946	78,479	(12,033)	18,140

(28,805)	(13,101)	(45,510)	(36,716)	(10,827)	(4,636)
(52)	(125)	(389)	(468)	(196)	(197)
(229)	(62)	(672)	(447)	(302)	(371)
0 (a)	(21)	0 (a)	(267)	0 (a)	(29)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0 (a)	0	0 (a)	0	0 (a)	0

(29,086)	(13,309)	(46,571)	(37,898)	(11,325)	(5,233)

45,199	64,515	(12,713)	108,521	10,175	19,537

1,158	70,166	(22,338)	149,102	(13,183)	32,444

551,753	481,587	790,533	641,431	138,994	106,550
$552,911	$551,753	$768,195	$790,533	$125,811	$138,994

ANNUAL REPORT	JUNE 30, 2019	33

Schedule of Investments PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 97.5%

BRAZIL 5.9%

COMMUNICATION SERVICES 0.1%

Telefonica Brasil S.A. ADR	189,018	$2,461

TIM Participacoes S.A. ADR	45,710	684

		3,145

CONSUMER DISCRETIONARY 0.2%

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	138,400	750

Guararapes Confeccoes S.A.	112,000	472

Kroton Educacional S.A.	257,200	735

MRV Engenharia e Participacoes S.A.	94,300	481

Petrobras Distribuidora S.A.	52,100	339

Via Varejo S.A. (a)	866,100	1,143

		3,920

CONSUMER STAPLES 0.8%

Ambev S.A.	220,400	1,027

BRF S.A. (a)	352,300	2,708

JBS S.A.	2,623,500	14,498

Marfrig Global Foods S.A. (a)	1,266,500	2,075

Natura Cosmeticos S.A.	126,400	1,859

		22,167

ENERGY 0.9%

Cosan Ltd. ‘A’	140,378	1,875

Cosan S.A.	17,800	214

Petroleo Brasileiro S.A. SP - ADR	1,379,694	21,482

		23,571

FINANCIALS 2.2%

Banco Bradesco S.A. ADR	1,775,110	17,432

Banco BTG Pactual S.A.	79,486	1,053

Banco do Brasil S.A.	1,353,600	19,014

Banco Santander Brasil S.A.	224,500	2,658

Itau Unibanco Holding S.A. SP - ADR ‘H’	1,867,846	17,595

Porto Seguro S.A.	78,200	1,052

Sul America S.A.	49,646	485

		59,289

HEALTH CARE 0.0%

Hypera S.A.	40,300	315

INDUSTRIALS 0.1%

CCR S.A.	313,800	1,117

Embraer S.A. SP - ADR	45,364	913

		2,030

INFORMATION TECHNOLOGY 0.0%

Cielo S.A.	610,200	1,068

MATERIALS 0.8%

Cia Siderurgica Nacional S.A.	93,449	407

Cia Siderurgica Nacional S.A. SP - ADR	740,144	3,190

Duratex S.A.	82,100	253

	SHARES	MARKET VALUE (000S)

Gerdau S.A. SP - ADR (c)	287,998	$1,120

Nexa Resources S.A.	111,657	1,071

Suzano S.A.	21,700	185

Vale S.A.	1,135,839	15,328

		21,554

UTILITIES 0.8%

AES Tiete Energia S.A.	724,300	2,220

Alupar Investimento S.A.	65,500	441

Cia de Saneamento Basico do Estado de Sao Paulo	124,000	1,526

Cia de Saneamento de Minas Gerais-COPASA	38,300	669

Cia de Saneamento do Parana	58,400	1,226

Cia Energetica de Minas Gerais SP - ADR	2,715,613	10,346

EDP - Energias do Brasil S.A.	204,700	1,008

Engie Brasil Energia S.A.	55,600	629

Light S.A.	455,000	2,296

Transmissora Alianca de Energia Eletrica S.A.	64,000	453

		20,814

Total Brazil		157,873

CHILE 0.6%

CONSUMER STAPLES 0.2%

Cencosud S.A.	2,509,957	4,927

Cia Cervecerias Unidas S.A. SP - ADR	15,189	429

		5,356

ENERGY 0.0%

Empresas COPEC S.A.	16,283	178

FINANCIALS 0.2%

Banco de Chile	17,998,198	2,653

Banco de Credito e Inversiones	6,216	429

Banco Santander Chile ADR	33,278	996

Itau CorpBanca	41,908,476	350

		4,428

INDUSTRIALS 0.0%

AntarChile S.A.	27,270	329

Latam Airlines Group S.A.	46,950	442

		771

MATERIALS 0.1%

Antofagasta PLC	45,995	543

CAP S.A.	143,123	1,640

Empresas CMPC S.A.	385,208	1,058

		3,241

UTILITIES 0.1%

AES Gener S.A.	4,353,327	1,197

Colbun S.A.	984,887	203

Enel Americas S.A.	2,765,530	488

Engie Energia Chile S.A.	244,240	450

Inversiones Aguas Metropolitanas S.A.	291,302	451

		2,789

Total Chile		16,763

	SHARES	MARKET VALUE (000S)
CHINA 21.7%

COMMUNICATION SERVICES 0.6%

Changyou.com Ltd. ADR	33,445	$321

China Telecom Corp. Ltd. ‘H’	31,286,000	15,754

Sohu.com Ltd. ADR (a)	50,564	708

		16,783

CONSUMER DISCRETIONARY 0.4%

BAIC Motor Corp. Ltd. ‘H’	3,223,000	2,023

Dongfeng Motor Group Co. Ltd. ‘H’	2,874,000	2,357

Golden Eagle Retail Group Ltd. (c)	178,000	207

GOME Retail Holdings Ltd. (a)(c)	27,581,000	2,967

Great Wall Motor Co. Ltd. ‘H’ (c)	3,034,000	2,174

Shanghai Jin Jiang International Hotels Group Co. Ltd. ‘H’	1,438,000	292

		10,020

CONSUMER STAPLES 0.2%

Hengan International Group Co. Ltd.	135,500	998

Tingyi Cayman Islands Holding Corp.	626,000	1,046

Uni-President China Holdings Ltd.	327,000	364

Want Want China Holdings Ltd.	2,467,000	2,006

		4,414

ENERGY 2.8%

China Coal Energy Co. Ltd. ‘H’	3,116,000	1,298

China Oilfield Services Ltd. ‘H’	842,000	835

China Petroleum & Chemical Corp. ‘H’	35,318,400	24,060

China Shenhua Energy Co. Ltd. ‘H’	5,213,500	10,920

CNOOC Ltd.	15,095,000	25,748

PetroChina Co. Ltd. ‘H’	19,204,000	10,589

Yanzhou Coal Mining Co. Ltd. ‘H’	434,000	406

		73,856

FINANCIALS 13.0%

Agricultural Bank of China Ltd. ‘H’	46,157,000	19,318

Bank of China Ltd. ‘H’	131,998,000	55,699

Bank of Chongqing Co. Ltd. ‘H’	1,019,000	601

Bank of Communications Co. Ltd. ‘H’	18,327,000	13,916

China Cinda Asset Management Co. Ltd. ‘H’	19,092,000	4,400

China CITIC Bank Corp. Ltd. ‘H’	21,015,000	11,968

China Construction Bank Corp. ‘H’	117,342,000	101,149

China Everbright Bank Co. Ltd. ‘H’	9,040,000	4,144

China Huarong Asset Management Co. Ltd. ‘H’	27,773,000	4,837

China Life Insurance Co. Ltd. ‘H’	1,839,000	4,545

China Merchants Bank Co. Ltd. ‘H’	2,448,500	12,151

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

China Minsheng Banking Corp. Ltd. ‘H’	13,047,420	$9,034

China Reinsurance Group Corp. ‘H’	955,000	170

Chongqing Rural Commercial Bank Co. Ltd. ‘H’	8,318,000	4,525

Industrial & Commercial Bank of China Ltd. ‘H’	91,312,000	66,651

People’s Insurance Co. Group of China Ltd. ‘H’	7,734,000	3,020

PICC Property & Casualty Co. Ltd. ‘H’	3,780,000	4,079

Ping An Insurance Group Co. of China Ltd. ‘H’	1,377,000	16,558

Postal Savings Bank of China Co. Ltd. ‘H’	18,325,000	10,888

		347,653

HEALTH CARE 0.2%

China Resources Pharmaceutical Group Ltd.	1,230,000	1,386

Shandong Weigao Group Medical Polymer Co. Ltd. ‘H’	244,000	221

Shanghai Pharmaceuticals Holding Co. Ltd. ‘H’	197,800	389

Sihuan Pharmaceutical Holdings Group Ltd.	3,948,000	891

Sinopharm Group Co. Ltd. ‘H’	422,000	1,486

		4,373

INDUSTRIALS 1.4%

Air China Ltd. ‘H’	1,860,000	1,870

AviChina Industry & Technology Co. Ltd. ‘H’	300,000	164

China Communications Construction Co. Ltd. ‘H’	3,802,000	3,398

China Communications Services Corp. Ltd. ‘H’	4,874,000	3,780

China Eastern Airlines Corp. Ltd. ‘H’	2,160,000	1,269

China Lesso Group Holdings Ltd. ‘L’	2,433,000	1,955

China Machinery Engineering Corp. ‘H’	349,000	157

China Railway Construction Corp. Ltd. ‘H’	3,662,000	4,487

China Railway Group Ltd. ‘H’	5,724,000	4,353

China Southern Airlines Co. Ltd. ‘H’	2,282,000	1,586

COSCO SHIPPING Energy Transportation Co. Ltd. ‘H’	2,564,000	1,515

Fosun International Ltd.	1,298,500	1,729

Guangshen Railway Co. Ltd. ‘H’	1,442,000	493

Harbin Electric Co. Ltd. ‘H’	1,000,000	507

Metallurgical Corp. of China Ltd.	728,000	195

Shenzhen Expressway Co. Ltd. ‘H’	752,000	904

Sinopec Engineering Group Co. Ltd. ‘H’	1,561,500	1,323

Sinotrans Ltd. ‘H’	1,347,000	490

Sinotruk Hong Kong Ltd. (c)	427,000	740

Weichai Power Co. Ltd. ‘H’	479,000	810

Yangzijiang Shipbuilding Holdings Ltd.	1,996,700	2,262

Zhejiang Expressway Co. Ltd. ‘H’	2,472,000	2,605

	SHARES	MARKET VALUE (000S)

Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’	2,192,200	$1,440

		38,032

INFORMATION TECHNOLOGY 0.7%

FIH Mobile Ltd. (c)	3,857,000	430

Legend Holdings Corp. ‘H’	494,400	1,167

Lenovo Group Ltd.	19,572,000	15,154

Semiconductor Manufacturing International Corp. (a)(c)	691,500	771

		17,522

MATERIALS 0.7%

Anhui Conch Cement Co. Ltd. ‘H’	291,500	1,824

China BlueChemical Ltd. ‘H’	4,638,000	1,265

China Hongqiao Group Ltd. (c)	2,200,000	1,552

China National Building Material Co. Ltd. ‘H’	15,693,400	13,728

China Zhongwang Holdings Ltd. (c)	2,921,600	1,473

		19,842

REAL ESTATE 1.1%

Agile Group Holdings Ltd.	2,576,000	3,448

Beijing Capital Land Ltd. ‘H’ (c)	2,938,000	1,049

Beijing North Star Co. Ltd.	570,000	215

China Aoyuan Group Ltd.	1,269,000	1,784

China Evergrande Group (c)	242,000	678

China SCE Property Holdings Ltd.	469,000	226

China Vanke Co. Ltd. ‘H’	367,800	1,379

Fantasia Holdings Group Co. Ltd.	3,675,000	672

Future Land Development Holdings Ltd.	857,138	1,128

Greentown China Holdings Ltd.	2,720,000	1,938

Guangzhou R&F Properties Co. Ltd. ‘H’	2,307,800	4,441

Guorui Properties Ltd. (c)	1,618,000	313

KWG Property Holding Ltd.	1,103,000	1,121

Longfor Group Holdings Ltd.	330,000	1,244

Powerlong Real Estate Holdings Ltd.	2,414,000	1,207

Shui On Land Ltd.	8,965,500	2,080

Sino-Ocean Group Holding Ltd.	9,367,500	3,984

SOHO China Ltd.	3,910,500	1,383

Yuzhou Properties Co. Ltd.	3,419,000	1,606

		29,896

UTILITIES 0.6%

China Datang Corp. Renewable Power Co. Ltd. ‘H’	987,000	105

China Longyuan Power Group Corp. Ltd. ‘H’	4,376,000	2,812

Datang International Power Generation Co. Ltd. ‘H’	7,806,000	1,959

Huadian Fuxin Energy Corp. Ltd. ‘H’	5,048,000	924

Huadian Power International Corp. Ltd. ‘H’	8,612,000	3,411

Huaneng Power International, Inc. ‘H’	11,358,000	6,689

	SHARES	MARKET VALUE (000S)

Huaneng Renewables Corp. Ltd. ‘H’	2,104,000	$579

		16,479

Total China		578,870

GREECE 1.2%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	247,041	3,652

CONSUMER DISCRETIONARY 0.1%

FF Group «(a)	51,384	0

OPAP S.A.	119,804	1,344

		1,344

ENERGY 0.1%

Motor Oil Hellas Corinth Refineries S.A.	48,259	1,234

FINANCIALS 0.9%

Alpha Bank AE (a)(c)	4,417,545	8,844

Eurobank Ergasias S.A. (a)	706,769	695

National Bank of Greece S.A. (a)(c)	2,843,568	7,790

Piraeus Bank S.A. (a)(c)	2,058,903	7,177

		24,506

Total Greece		30,736

HONG KONG 5.2%

COMMUNICATION SERVICES 1.7%

China Mobile Ltd.	3,861,500	35,154

China Unicom Hong Kong Ltd.	9,934,000	10,862

		46,016

CONSUMER STAPLES 0.3%

China Agri-Industries Holdings Ltd.	3,831,000	1,232

China Foods Ltd.	554,000	230

China Resources Beer Holdings Co. Ltd.	1,324,000	6,290

		7,752

ENERGY 0.1%

Kunlun Energy Co. Ltd.	3,546,000	3,096

FINANCIALS 0.6%

BOC Hong Kong Holdings Ltd.	1,519,500	5,982

China Everbright Ltd.	1,390,000	2,055

China Taiping Insurance Holdings Co. Ltd.	2,085,000	5,585

Far East Horizon Ltd.	1,530,000	1,565

		15,187

INDUSTRIALS 0.9%

China Merchants Port Holdings Co. Ltd.	502,000	854

CITIC Ltd.	11,194,000	16,111

COSCO SHIPPING Ports Ltd.	2,876,000	2,838

Shanghai Industrial Holdings Ltd.	1,235,000	2,678

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	35

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Shenzhen International Holdings Ltd.	343,000	$682

		23,163

MATERIALS 0.1%

China Resources Cement Holdings Ltd.	1,690,000	1,636

Shougang Fushan Resources Group Ltd.	3,552,000	774

		2,410

REAL ESTATE 1.0%

China Jinmao Holdings Group Ltd.	5,136,000	3,124

China Overseas Grand Oceans Group Ltd.	483,000	213

China Overseas Land & Investment Ltd.	2,062,000	7,610

China Resources Land Ltd.	1,472,000	6,481

Poly Property Group Co. Ltd.	5,467,000	2,004

Shenzhen Investment Ltd.	7,332,000	2,706

Yuexiu Property Co. Ltd.	17,922,000	4,062

		26,200

UTILITIES 0.5%

Beijing Enterprises Holdings Ltd.	218,500	1,111

China Power International Development Ltd.	16,110,000	3,937

China Resources Power Holdings Co. Ltd.	5,402,000	7,879

Guangdong Investment Ltd.	302,000	597

		13,524

Total Hong Kong		137,348

INDIA 5.9%

COMMUNICATION SERVICES 0.1%

Bharti Airtel Ltd.	211,290	1,061

Reliance Communications Ltd. (a)	41,324,151	838

Vodafone Idea Ltd. (a)	3,182,021	560

		2,459

CONSUMER DISCRETIONARY 0.5%

Apollo Tyres Ltd.	74,560	217

Mahindra & Mahindra Ltd.	21,540	204

Tata Motors Ltd.	5,924,091	13,909

		14,330

CONSUMER STAPLES 0.0%

Spencer’s Retail Ltd. (a)	9,059	14

ENERGY 0.8%

Bharat Petroleum Corp. Ltd.	204,372	1,158

Coal India Ltd.	1,791,831	6,587

Hindustan Petroleum Corp. Ltd.	364,041	1,524

Indian Oil Corp. Ltd.	1,144,566	2,579

Mangalore Refinery & Petrochemicals Ltd.	227,950	199

Oil & Natural Gas Corp. Ltd.	2,915,004	7,084

Oil India Ltd.	512,275	1,321

Reliance Industries Ltd.	64,713	1,175

		21,627

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.5%

Allahabad Bank (a)	2,766,514	$1,998

Andhra Bank (a)	3,314,162	1,133

Axis Bank Ltd. (a)	178,575	2,091

Bank of Baroda (a)	2,102,825	3,705

Bank of India (a)	1,150,027	1,502

Canara Bank (a)	859,121	3,539

ICICI Bank Ltd.	1,344,250	8,510

IDFC Ltd.	1,231,330	619

Indiabulls Housing Finance Ltd.	21,162	186

Indian Bank	52,540	198

LIC Housing Finance Ltd.	26,015	209

Oriental Bank of Commerce (a)	1,614,091	2,207

Power Finance Corp. Ltd. (a)	3,742,172	7,276

Punjab National Bank (a)	3,893,321	4,487

REC Ltd.	4,097,522	9,778

Shriram Transport Finance Co. Ltd.	13,050	204

State Bank of India	1,936,063	10,131

Syndicate Bank	3,249,147	1,973

Union Bank of India	4,583,573	5,381

		65,127

HEALTH CARE 0.0%

Dr Reddy’s Laboratories Ltd.	10,753	398

INDUSTRIALS 0.2%

Adani Enterprises Ltd.	418,460	911

Bharat Heavy Electricals Ltd.	1,894,516	2,008

Jaiprakash Associates Ltd. (a)	31,093,782	1,376

Larsen & Toubro Ltd.	18,520	417

		4,712

INFORMATION TECHNOLOGY 0.2%

CESC Ventures Ltd. (a)	3,019	21

HCL Technologies Ltd.	13,356	206

Infosys Ltd. SP - ADR	304,020	3,253

Tata Consultancy Services Ltd.	6,864	222

Tech Mahindra Ltd.	100,368	1,028

Wipro Ltd.	99,327	404

		5,134

MATERIALS 1.1%

Hindalco Industries Ltd.	2,127,146	6,379

Jindal Steel & Power Ltd. (a)	1,948,642	4,009

JSW Steel Ltd.	51,631	207

National Aluminium Co. Ltd.	3,690,970	2,640

NMDC Ltd.	1,253,881	2,051

Steel Authority of India Ltd. (a)	1,154,608	849

Tata Chemicals Ltd.	127,326	1,156

Tata Steel Ltd.	1,010,488	7,385

Vedanta Ltd.	1,969,247	4,975

		29,651

UTILITIES 0.5%

Adani Gas Ltd. (a)	273,104	673

Adani Power Ltd. (a)	4,327,910	3,219

JSW Energy Ltd. (a)	785,430	762

NHPC Ltd.	4,214,592	1,514

NTPC Ltd.	1,278,262	2,617

Power Grid Corp. of India Ltd.	76,117	228

Reliance Infrastructure Ltd.	1,940,775	1,564

Reliance Power Ltd. (a)	14,119,580	849

	SHARES	MARKET VALUE (000S)

Tata Power Co. Ltd.	1,887,751	$1,888

		13,314

Total India		156,766

INDONESIA 1.2%

COMMUNICATION SERVICES 0.2%

Indosat Tbk PT	2,416,000	450

Telekomunikasi Indonesia Persero Tbk PT	15,134,700	4,436

XL Axiata Tbk PT	2,029,900	428

		5,314

CONSUMER DISCRETIONARY 0.1%

Astra International Tbk PT	2,949,300	1,556

CONSUMER STAPLES 0.1%

Indofood Sukses Makmur Tbk PT	6,684,900	3,324

ENERGY 0.1%

Adaro Energy Tbk PT	16,437,800	1,585

Bukit Asam Tbk PT	3,102,690	651

Indo Tambangraya Megah Tbk PT	1,540,800	1,915

		4,151

FINANCIALS 0.4%

Bank CIMB Niaga Tbk PT	2,471,500	195

Bank Danamon Indonesia Tbk PT	4,069,600	1,383

Bank Mandiri Persero Tbk PT	3,815,800	2,166

Bank Negara Indonesia Persero Tbk PT	4,005,400	2,609

Bank Pan Indonesia Tbk PT	2,431,500	224

Bank Rakyat Indonesia Persero Tbk PT	12,962,800	4,002

		10,579

MATERIALS 0.2%

Indah Kiat Pulp & Paper Corp. Tbk PT	1,024,000	681

Indocement Tunggal Prakarsa Tbk PT	1,435,700	2,029

Semen Indonesia Persero Tbk PT	2,039,400	1,670

		4,380

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	26,551,000	3,966

Total Indonesia		33,270

MALAYSIA 1.8%

COMMUNICATION SERVICES 0.2%

Axiata Group Bhd.	802,200	967

Maxis Bhd.	233,500	315

Telekom Malaysia Bhd.	3,810,400	3,692

		4,974

CONSUMER DISCRETIONARY 0.2%

DRB-Hicom Bhd.	1,032,500	550

Genting Bhd.	1,927,200	3,160

Genting Malaysia Bhd.	682,600	535

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

UMW Holdings Bhd.	746,200	$975

		5,220

CONSUMER STAPLES 0.1%

British American Tobacco Malaysia Bhd.	231,700	1,613

Felda Global Ventures Holdings Bhd. (a)	6,886,700	1,868

		3,481

ENERGY 0.1%

Sapura Energy Bhd.	47,073,100	3,433

FINANCIALS 0.7%

AMMB Holdings Bhd.	2,376,400	2,432

CIMB Group Holdings Bhd.	2,133,800	2,779

Hong Leong Bank Bhd.	41,100	189

Hong Leong Financial Group Bhd.	241,500	1,083

Malayan Banking Bhd.	3,031,000	6,517

Public Bank Bhd.	438,400	2,441

RHB Bank Bhd.	1,660,900	2,247

		17,688

INDUSTRIALS 0.2%

AirAsia Group Bhd.	1,209,800	799

Berjaya Corp. Bhd. (a)	4,595,200	289

IJM Corp. Bhd.	3,695,700	2,145

MISC Bhd.	695,800	1,204

MMC Corp. Bhd.	836,800	231

Sime Darby Bhd.	2,729,800	1,494

		6,162

INFORMATION TECHNOLOGY 0.1%

Astro Malaysia Holdings Bhd.	2,554,800	897

MATERIALS 0.0%

Petronas Chemicals Group Bhd.	287,500	584

REAL ESTATE 0.0%

Sunway Bhd.	1,486,450	605

UTILITIES 0.2%

Tenaga Nasional Bhd.	614,200	2,059

YTL Corp. Bhd.	5,318,802	1,442

YTL Power International Bhd.	2,868,514	570

		4,071

Total Malaysia		47,115

MALTA 0.0%

FINANCIALS 0.0%

Brait SE	65,820	86

Total Malta		86

MEXICO 2.3%

COMMUNICATION SERVICES 0.4%

America Movil S.A.B. de C.V. SP - ADR ‘L’	668,553	9,734

Grupo Televisa S.A.B. ADR	134,741	1,138

		10,872

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Nemak S.A.B. de C.V.	902,300	$423

CONSUMER STAPLES 0.6%

Coca-Cola Femsa S.A.B. de C.V. SP - ADR	26,680	1,658

Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	51,207	4,954

Grupo Bimbo S.A.B. de C.V. ‘A’	1,579,500	3,294

Grupo Comercial Chedraui S.A. de C.V.	84,300	142

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	561,200	1,044

Wal-Mart de Mexico S.A.B. de C.V.	1,495,600	4,083

		15,175

FINANCIALS 0.4%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	739,100	1,131

Gentera S.A.B. de C.V.	3,216,000	2,780

Grupo Elektra S.A.B. de C.V.	3,310	217

Grupo Financiero Banorte S.A.B. de C.V. ‘O’	788,200	4,573

Grupo Financiero Inbursa S.A.B. de C.V. ‘O’	1,106,500	1,600

		10,301

INDUSTRIALS 0.2%

Alfa S.A.B. de C.V. ‘A’	6,341,400	6,231

MATERIALS 0.7%

Alpek S.A.B. de C.V.	305,500	384

Cemex S.A.B. de C.V. SP - ADR	3,059,990	12,974

Grupo Mexico S.A.B. de C.V. ‘B’	1,275,500	3,387

Industrias Penoles S.A.B. de C.V.	36,290	469

Mexichem S.A.B. de C.V.	229,400	482

		17,696

Total Mexico		60,698

PHILIPPINES 0.5%

COMMUNICATION SERVICES 0.2%

Globe Telecom, Inc.	42,735	1,887

PLDT, Inc.	188,015	4,717

		6,604

FINANCIALS 0.0%

Metropolitan Bank & Trust Co.	890,535	1,239

INDUSTRIALS 0.2%

Alliance Global Group, Inc.	6,971,200	2,099

DMCI Holdings, Inc.	2,652,300	533

International Container Terminal Services, Inc.	157,680	450

San Miguel Corp.	388,520	1,329

		4,411

UTILITIES 0.1%

First Gen Corp.	540,100	283

	SHARES	MARKET VALUE (000S)

Manila Electric Co.	160,100	$1,210

		1,493

Total Philippines		13,747

POLAND 1.4%

COMMUNICATION SERVICES 0.2%

Orange Polska S.A. (a)	1,577,304	2,828

PLAY Communications S.A.	410,559	3,560

		6,388

ENERGY 0.2%

Polski Koncern Naftowy ORLEN S.A.	71,167	1,716

Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,714,843	2,441

		4,157

FINANCIALS 0.5%

Alior Bank S.A. (a)	30,418	406

Bank Polska Kasa Opieki S.A.	262,046	7,852

Powszechna Kasa Oszczednosci Bank Polski S.A.	146,695	1,684

Powszechny Zaklad Ubezpieczen S.A.	270,411	3,165

		13,107

INFORMATION TECHNOLOGY 0.1%

Asseco Poland S.A. (c)	90,258	1,289

MATERIALS 0.1%

Grupa Azoty S.A.	59,530	669

KGHM Polska Miedz S.A.	114,480	3,178

		3,847

UTILITIES 0.3%

Enea S.A.	622,490	1,557

Energa S.A.	608,614	1,273

PGE Polska Grupa Energetyczna S.A. (a)	1,427,757	3,672

Tauron Polska Energia S.A. (c)	4,112,070	1,889

		8,391

Total Poland		37,179

RUSSIA 11.6%

COMMUNICATION SERVICES 0.7%

Mobile TeleSystems PJSC	2,865,960	12,901

Rostelecom PJSC (c)	2,471,100	3,171

Sistema PJSC FC	2,100,560	328

Sistema PJSC FC SP - GDR	454,450	1,403

Sistema PJSC FC SP - GDR (c)	432,052	1,334

		19,137

CONSUMER STAPLES 0.5%

Magnit PJSC (c)	131,119	7,756

X5 Retail Group NV GDR	132,095	4,529

		12,285

ENERGY 8.4%

Gazprom Neft PJSC SP - ADR	55,312	1,748

Gazprom PJSC SP - ADR	20,009,667	146,625

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	37

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Lukoil PJSC SP - ADR	557,119	$47,054

Rosneft Oil, Co. PJSC GDR	1,754,927	11,508

Surgutneftegas OJSC SP - ADR (c)	609,091	2,497

Surgutneftegas OJSC SP - ADR	3,347,422	13,787

Tatneft PJSC SP - ADR	17,433	1,285

TMK PJSC	230,790	219

		224,723

FINANCIALS 0.5%

Sberbank of Russia PJSC SP - ADR	763,943	11,739

VTB Bank PJSC	451,760,000	285

VTB Bank PJSC GDR	230,550	290

VTB Bank PJSC GDR (c)	609,706	768

		13,082

INDUSTRIALS 0.2%

Aeroflot PJSC	2,406,760	3,873

Globaltrans Investment PLC GDR	133,710	1,243

		5,116

MATERIALS 0.9%

Alrosa PJSC	2,163,600	2,944

Evraz PLC	189,465	1,604

Magnitogorsk Iron & Steel Works PJSC	586,400	417

Mechel PJSC (a)	305,200	321

Mechel PJSC SP - ADR	673,901	1,409

MMC Norilsk Nickel PJSC ADR	376,920	8,551

Novolipetsk Steel PJSC GDR	10,109	255

PhosAgro PJSC GDR	154,564	2,028

Polymetal International PLC	38,282	486

Polyus PJSC GDR	25,640	1,186

Severstal PJSC GDR	303,991	5,122

		24,323

REAL ESTATE 0.0%

LSR Group PJSC	36,103	447

UTILITIES 0.4%

Federal Grid Co. Unified Energy System PJSC	750,110,000	2,403

Inter RAO UES PJSC	16,545,000	1,185

Rosseti PJSC	140,863,012	3,074

RusHydro PJSC	350,855,000	3,332

Unipro PJSC	10,847,000	450

		10,444

Total Russia		309,557

SINGAPORE 0.1%

INDUSTRIALS 0.1%

BOC Aviation Ltd.	256,900	2,153

Total Singapore		2,153

SOUTH AFRICA 4.8%

COMMUNICATION SERVICES 1.1%

MTN Group Ltd. (c)	2,923,650	22,108

Telkom S.A. SOC Ltd.	1,143,081	7,476

	SHARES	MARKET VALUE (000S)

Vodacom Group Ltd.	28,595	$243

		29,827

CONSUMER DISCRETIONARY 0.1%

Motus Holdings Ltd.	213,566	1,098

Pepkor Holdings Ltd.	176,539	225

Truworths International Ltd.	44,048	218

Tsogo Sun Holdings Ltd.	196,644	213

Tsogo Sun Hotels Ltd. (a)	196,644	59

Woolworths Holdings Ltd.	661,678	2,293

		4,106

CONSUMER STAPLES 0.0%

Massmart Holdings Ltd.	204,824	905

Tiger Brands Ltd.	14,496	230

		1,135

ENERGY 0.0%

Exxaro Resources Ltd.	18,157	222

FINANCIALS 1.7%

Absa Group Ltd.	1,132,343	14,160

FirstRand Ltd.	1,130,810	5,508

Investec Ltd.	409,471	2,663

Liberty Holdings Ltd.	319,943	2,400

MMI Holdings Ltd.	2,412,051	3,249

Nedbank Group Ltd.	331,536	5,964

Sanlam Ltd.	71,948	399

Standard Bank Group Ltd.	702,359	9,812

		44,155

HEALTH CARE 0.2%

Aspen Pharmacare Holdings Ltd.	134,860	963

Life Healthcare Group Holdings Ltd.	763,680	1,219

Netcare Ltd.	1,784,564	2,276

		4,458

INDUSTRIALS 0.2%

Barloworld Ltd.	440,487	3,994

Imperial Logistics Ltd.	218,191	797

		4,791

MATERIALS 1.5%

AngloGold Ashanti Ltd. SP - ADR	166,652	2,968

Gold Fields Ltd. SP - ADR	1,789,576	9,682

Impala Platinum Holdings Ltd. (a)(c)	1,371,464	6,796

Kumba Iron Ore Ltd.	84,138	2,983

Nampak Ltd. (a)	913,564	665

Sappi Ltd.	54,323	212

Sasol Ltd.	651,145	16,191

Sibanye Gold Ltd. (a)(c)	814,415	959

		40,456

Total South Africa		129,150

SOUTH KOREA 17.4%

COMMUNICATION SERVICES 1.6%

KT Corp. SP - ADR	1,383,556	17,115

LG Uplus Corp.	791,019	9,932

	SHARES	MARKET VALUE (000S)

SK Telecom Co. Ltd. SP - ADR	579,936	$14,353

		41,400

CONSUMER DISCRETIONARY 3.8%

Hankook Tire & Technology Co. Ltd.	117,235	3,564

Hyundai Department Store Co. Ltd.	48,043	3,446

Hyundai Mobis Co. Ltd.	29,081	5,933

Hyundai Motor Co.	271,608	32,964

Hyundai Wia Corp.	88,040	3,713

Kia Motors Corp.	629,814	24,027

Kumho Tire Co., Inc. (a)	368,860	1,269

LG Electronics, Inc.	208,088	14,318

LOTTE Himart Co. Ltd.	7,263	275

Lotte Shopping Co. Ltd.	58,866	8,193

Mando Corp.	46,211	1,181

Shinsegae, Inc.	8,826	2,304

		101,187

CONSUMER STAPLES 0.5%

Amorepacific Corp.	14,165	766

CJ CheilJedang Corp.	6,901	1,776

E-MART, Inc.	28,661	3,474

GS Retail Co. Ltd.	36,181	1,233

Harim Holdings Co. Ltd.	65,928	646

Hite Jinro Co. Ltd.	175,890	3,105

KT&G Corp.	41,296	3,524

		14,524

ENERGY 0.3%

GS Holdings Corp.	136,325	6,052

SK Innovation Co. Ltd.	13,387	1,845

		7,897

FINANCIALS 3.8%

BNK Financial Group, Inc.	816,096	5,297

DB Insurance Co. Ltd.	42,906	2,204

DGB Financial Group, Inc.	563,023	3,977

Hana Financial Group, Inc.	390,227	12,648

Hanwha Life Insurance Co. Ltd.	1,153,077	3,274

Hyundai Marine & Fire Insurance Co. Ltd.	99,166	2,444

Industrial Bank of Korea	682,658	8,311

ING Life Insurance Korea Ltd.	55,978	1,535

JB Financial Group Co. Ltd.	224,300	1,149

KB Financial Group, Inc.	211,706	8,392

Meritz Fire & Marine Insurance Co. Ltd.	43,750	784

Mirae Asset Life Insurance Co. Ltd.	208,659	795

Samsung Card Co. Ltd.	73,457	2,430

Samsung Fire & Marine Insurance Co. Ltd.	20,284	4,708

Samsung Life Insurance Co. Ltd.	146,211	10,594

Shinhan Financial Group Co. Ltd.	614,631	23,906

Woori Financial Group, Inc.	722,229	8,789

		101,237

INDUSTRIALS 1.8%

Asiana Airlines, Inc. (a)	901,310	4,289

CJ Corp.	62,994	5,518

Daelim Industrial Co. Ltd.	6,803	678

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Daewoo Engineering & Construction Co. Ltd. (a)	47,290	$203

Doosan Bobcat, Inc.	7,679	242

Doosan Corp.	48,259	4,206

Doosan Heavy Industries & Construction Co. Ltd.	698,775	3,761

Doosan Infracore Co. Ltd. (a)(c)	676,086	3,649

Hanwha Corp.	245,895	5,696

Hyundai Engineering & Construction Co. Ltd.	81,571	3,793

KCC Corp.	7,379	1,762

Korean Air Lines Co. Ltd.	304,531	7,649

LS Corp.	66,272	2,731

Posco International Corp.	24,615	392

SK Holdings Co. Ltd.	4,438	893

SK Networks Co. Ltd.	865,070	3,795

		49,257

INFORMATION TECHNOLOGY 3.6%

LG Display Co. Ltd.	847,563	13,138

LG Innotek Co. Ltd.	4,741	449

Samsung Electro-Mechanics Co. Ltd. (c)	5,861	499

Samsung Electronics Co. Ltd.	1,942,988	79,119

SK Hynix, Inc.	61,265	3,685

		96,890

MATERIALS 1.0%

Dongkuk Steel Mill Co. Ltd.	38,226	223

Hanwha Chemical Corp.	156,560	3,085

Hyundai Steel Co.	201,475	7,305

Kolon Industries, Inc.	67,048	2,483

LG Chem Ltd.	3,615	1,111

Lotte Chemical Corp.	1,896	415

POSCO	52,638	11,174

Taekwang Industrial Co. Ltd.	724	828

		26,624

UTILITIES 1.0%

Korea Electric Power Corp.	1,039,218	23,005

Korea Gas Corp.	73,220	2,679

		25,684

Total South Korea		464,700

TAIWAN 10.1%

COMMUNICATION SERVICES 0.3%

Chunghwa Telecom Co. Ltd.	1,221,000	4,441

Far EasTone Telecommunications Co. Ltd.	791,000	1,993

		6,434

CONSUMER DISCRETIONARY 0.5%

Cheng Shin Rubber Industry Co. Ltd.	2,028,000	2,620

Formosa Taffeta Co. Ltd.	423,000	533

Hotai Motor Co. Ltd.	25,000	410

Pou Chen Corp.	4,786,000	5,935

Ruentex Industries Ltd.	1,129,000	2,750

Yulon Motor Co. Ltd.	2,589,000	1,904

		14,152

CONSUMER STAPLES 0.2%

President Chain Store Corp.	19,000	184

	SHARES	MARKET VALUE (000S)

Uni-President Enterprises Corp.	2,197,640	$5,854

		6,038

FINANCIALS 3.0%

Cathay Financial Holding Co. Ltd.	4,590,000	6,357

Chang Hwa Commercial Bank Ltd.	2,432,200	1,641

China Development Financial Holding Corp.	7,063,000	2,156

China Life Insurance Co. Ltd.	6,830,964	5,467

CTBC Financial Holding Co. Ltd.	5,632,000	3,873

E.Sun Financial Holding Co. Ltd.	2,018,353	1,691

First Financial Holding Co. Ltd.	5,138,470	3,774

Fubon Financial Holding Co. Ltd.	4,671,000	6,903

Hua Nan Financial Holdings Co. Ltd. ‘C’	4,713,244	3,165

Mega Financial Holding Co. Ltd.	7,181,658	7,148

Mercuries Life Insurance Co. Ltd. (a)	2,280,082	783

Shanghai Commercial & Savings Bank Ltd.	2,866,000	5,193

Shin Kong Financial Holding Co. Ltd.	39,458,017	11,992

SinoPac Financial Holdings Co. Ltd.	12,550,494	5,276

Taishin Financial Holding Co. Ltd.	6,587,393	3,035

Taiwan Business Bank	3,701,134	1,629

Taiwan Cooperative Financial Holding Co. Ltd.	4,104,666	2,751

Yuanta Financial Holding Co. Ltd.	10,269,000	6,173

		79,007

INDUSTRIALS 0.4%

China Airlines Ltd.	4,551,000	1,441

Eva Airways Corp.	3,517,106	1,691

Far Eastern New Century Corp.	6,714,520	7,254

Taiwan High Speed Rail Corp.	156,000	230

Teco Electric and Machinery Co. Ltd.	650,000	478

		11,094

INFORMATION TECHNOLOGY 5.0%

Asustek Computer, Inc.	1,362,000	9,776

AU Optronics Corp.	28,175,000	8,441

Chicony Electronics Co. Ltd.	452,225	1,115

Compal Electronics, Inc.	8,788,000	5,764

Delta Electronics, Inc.	724,000	3,680

Foxconn Technology Co. Ltd.	424,000	862

Hon Hai Precision Industry Co. Ltd.	7,469,316	18,635

HTC Corp. (a)	548,000	646

Innolux Corp.	28,705,000	6,787

Inventec Corp.	4,934,000	3,922

Lite-On Technology Corp.	4,234,035	6,206

MediaTek, Inc.	584,000	5,915

Novatek Microelectronics Corp.	706,000	3,940

Pegatron Corp.	4,763,000	8,258

Powertech Technology, Inc.	691,000	1,693

Quanta Computer, Inc.	3,337,000	6,495

Synnex Technology International Corp.	1,063,650	1,338

Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	457,599	17,924

	SHARES	MARKET VALUE (000S)

United Microelectronics Corp.	22,531,000	$10,152

Wistron Corp.	7,574,515	5,916

WPG Holdings Ltd.	2,635,320	3,425

Zhen Ding Technology Holding Ltd.	957,000	3,062

		133,952

MATERIALS 0.6%

Asia Cement Corp.	3,178,000	4,870

China Steel Corp.	4,416,000	3,549

Formosa Chemicals & Fibre Corp.	422,000	1,402

Nan Ya Plastics Corp.	505,000	1,279

Taiwan Cement Corp.	2,761,800	4,094

		15,194

REAL ESTATE 0.1%

Highwealth Construction Corp.	1,433,000	2,283

Total Taiwan		268,154

THAILAND 2.7%

COMMUNICATION SERVICES 0.2%

Advanced Info Service PCL	319,400	2,273

Total Access Communication PCL (c)	1,735,800	2,999

		5,272

CONSUMER STAPLES 0.1%

Charoen Pokphand Foods PCL	2,345,000	2,161

Thai Union Group PCL ‘F’	370,800	221

		2,382

ENERGY 0.7%

Bangchak Corp. PCL	427,500	426

Banpu PCL	3,717,700	1,820

PTT Exploration & Production PCL	1,869,900	8,256

PTT PCL	5,180,100	8,249

		18,751

FINANCIALS 1.4%

Bangkok Bank PCL	1,265,500	8,133

Kasikornbank PCL	1,002,000	6,146

Kiatnakin Bank PCL	349,200	792

Krung Thai Bank PCL	11,147,275	7,090

Siam Commercial Bank PCL	2,096,600	9,542

Thanachart Capital PCL	2,739,204	4,959

Tisco Financial Group PCL	217,700	664

TMB Bank PCL	14,503,700	927

		38,253

INDUSTRIALS 0.1%

Delta Electronics Thailand PCL	120,500	267

Thai Airways International PCL (a)	5,020,800	1,736

		2,003

MATERIALS 0.2%

PTT Global Chemical PCL	1,307,100	2,730

Siam Cement PCL	155,600	2,395

		5,125

Total Thailand		71,786

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	39

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
TURKEY 3.1%

COMMUNICATION SERVICES 0.3%

Turk Telekomunikasyon A/S (a)	4,848,259	$4,164

Turkcell Iletisim Hizmetleri A/S	1,353,075	2,987

		7,151

CONSUMER DISCRETIONARY 0.2%

Arcelik A/S	1,130,435	3,792

Vestel Elektronik Sanayi ve Ticaret A/S (a)	127,182	271

		4,063

CONSUMER STAPLES 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	343,540	1,180

Coca-Cola Icecek A/S	38,550	198

Migros Ticaret A/S (c)	190,500	445

		1,823

ENERGY 0.0%

Tupras Turkiye Petrol Rafinerileri A/S	36,590	726

FINANCIALS 2.2%

Akbank T.A.S.	5,998,525	7,099

Haci Omer Sabanci Holding A/S	8,426,290	12,488

Turkiye Garanti Bankasi A/S (a)	5,470,460	8,590

Turkiye Halk Bankasi A/S (c)	8,001,540	7,923

Turkiye Is Bankasi ‘C’	12,236,800	12,762

Turkiye Vakiflar Bankasi TAO ‘D’ (c)	7,034,870	5,082

Yapi ve Kredi Bankasi A/S (a)	11,009,932	4,577

		58,521

INDUSTRIALS 0.3%

Enka Insaat ve Sanayi A/S	242,754	229

KOC Holding A/S	1,208,770	3,648

TAV Havalimanlari Holding A/S	297,064	1,384

Turk Hava Yollari AO (a)	867,110	1,927

Turkiye Sise ve Cam Fabrikalari A/S	1,107,923	992

		8,180

MATERIALS 0.0%

Eregli Demir ve Celik Fabrikalari TAS	815,282	1,107

UTILITIES 0.0%

Enerjisa Enerji A/S	240,893	229

Total Turkey		81,800

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.0%

MATERIALS 0.0%

Mondi Ltd.	39,485	$888

Total United Kingdom		888

Total Common Stocks (Cost $2,349,723)		2,598,639

PREFERRED STOCKS 1.4%

BRAZIL 1.2%

BANKING & FINANCE 0.2%

Banco do Estado do Rio Grande do Sul S.A.	859,800	5,318

INDUSTRIALS 0.4%

Braskem S.A.	104,800	956

Cia Brasileira de Distribuicao	107,400	2,648

Metalurgica Gerdau S.A.	4,568,400	8,613

		12,217

UTILITIES 0.6%

Centrais Eletricas Brasileiras S.A.	381,800	3,579

Cia de Transmissao de Energia Eletrica Paulista	72,900	470

Cia Energetica de Minas Gerais	291,906	1,129

Cia Energetica de Sao Paulo	672,300	4,759

Cia Paranaense de Energia	459,300	5,813

		15,750

Total Brazil		33,285

RUSSIA 0.2%

ENERGY 0.2%

Bashneft PJSC	47,041	1,226

Transneft PJSC	1,367	3,577

		4,803

Total Russia		4,803

SOUTH KOREA 0.0%

INDUSTRIALS 0.0%

CJ Corp.	7,200	303

Total South Korea		303

Total Preferred Stocks (Cost $24,256)		38,391

REAL ESTATE INVESTMENT TRUSTS 0.1%

MEXICO 0.0%

REAL ESTATE 0.0%

Fibra Uno Administracion S.A. de C.V.	315,400	418

Total Mexico		418

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	504,324	$871

Total South Africa		871

TURKEY 0.1%

REAL ESTATE 0.1%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (c)	11,594,730	2,260

Total Turkey		2,260

Total Real Estate Investment Trusts (Cost $4,054)		3,549

RIGHTS 0.0%

CHILE 0.0%

UTILITIES 0.0%

Enel Americas S.A. - Exp. 07/26/2019	901,573	13

Total Rights (Cost $0)		13

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.4%
		11,352

Total Short-Term Instruments (Cost $11,352)		11,352

Total Investments in Securities (Cost $2,389,385)		2,651,944

INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

MUTUAL FUNDS 1.7%

PIMCO Government Money Market Fund (b)(c)	44,111,669	44,112

Total Short-Term Instruments (Cost $44,112)		44,112

Total Investments in Affiliates (Cost $44,112)		44,112

Total Investments 101.1% (Cost $2,433,497)		$2,696,056

Other Assets and Liabilities, net (1.1)%		(30,613)

Net Assets 100.0%		$2,665,443

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $44,982 were out on loan in exchange for $48,394 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$11,352	U.S. Treasury Notes 2.250% due 03/31/2021	$(11,580)	$11,352	$11,354

Total Repurchase Agreements						$(11,580)	$11,352	$11,354

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$11,354	$0	$0	$0	$11,354	$(11,580)	$(226)

Master Securities Lending Agreement
SAL	0	0	0	12,791	12,791	(13,533)	(742)
FOB	0	0	0	4,307	4,307	(5,269)	(962)
GSC	0	0	0	27,243	27,243	(28,918)	(1,675)
MBC	0	0	0	641	641	(674)	(33)

Total Borrowings and Other Financing Transactions	$11,354	$0	$0	$44,982

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$44,499	$0	$0	$0	$44,499
Real Estate Investment Trusts	483	0	0	0	483

Total Borrowings	$44,982	$0	$0	$0	$44,982

Securities Lending Transactions Total					$44,982

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(106)	$0	$(106)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	41

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$3,145	$0	$0	$3,145
Consumer Discretionary	3,920	0	0	3,920
Consumer Staples	22,167	0	0	22,167
Energy	23,571	0	0	23,571
Financials	59,289	0	0	59,289
Health Care	315	0	0	315
Industrials	2,030	0	0	2,030
Information Technology	1,068	0	0	1,068
Materials	21,554	0	0	21,554
Utilities	20,814	0	0	20,814
Chile
Consumer Staples	5,356	0	0	5,356
Energy	178	0	0	178
Financials	4,428	0	0	4,428
Industrials	771	0	0	771
Materials	2,698	543	0	3,241
Utilities	2,789	0	0	2,789
China
Communication Services	1,029	15,754	0	16,783
Consumer Discretionary	207	9,813	0	10,020
Consumer Staples	0	4,414	0	4,414
Energy	0	73,856	0	73,856
Financials	0	347,653	0	347,653
Health Care	0	4,373	0	4,373
Industrials	0	38,032	0	38,032
Information Technology	0	17,522	0	17,522
Materials	0	19,842	0	19,842
Real Estate	0	29,896	0	29,896
Utilities	0	16,479	0	16,479
Greece
Communication Services	3,652	0	0	3,652
Consumer Discretionary	0	1,344	0	1,344
Energy	1,234	0	0	1,234
Financials	0	24,506	0	24,506
Hong Kong
Communication Services	0	46,016	0	46,016
Consumer Staples	0	7,752	0	7,752
Energy	0	3,096	0	3,096
Financials	1,565	13,622	0	15,187
Industrials	0	23,163	0	23,163
Materials	0	2,410	0	2,410
Real Estate	0	26,200	0	26,200
Utilities	0	13,524	0	13,524
India
Communication Services	838	1,621	0	2,459
Consumer Discretionary	0	14,330	0	14,330
Consumer Staples	14	0	0	14
Energy	0	21,627	0	21,627
Financials	0	65,127	0	65,127
Health Care	0	398	0	398
Industrials	0	4,712	0	4,712
Information Technology	3,274	1,860	0	5,134
Materials	0	29,651	0	29,651
Utilities	2,617	10,697	0	13,314
Indonesia
Communication Services	0	5,314	0	5,314
Consumer Discretionary	0	1,556	0	1,556
Consumer Staples	0	3,324	0	3,324
Energy	0	4,151	0	4,151
Financials	1,383	9,196	0	10,579
Materials	0	4,380	0	4,380
Utilities	0	3,966	0	3,966
Malaysia
Communication Services	0	4,974	0	4,974

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Consumer Discretionary	$0	$5,220	$0	$5,220
Consumer Staples	0	3,481	0	3,481
Energy	0	3,433	0	3,433
Financials	2,247	15,441	0	17,688
Industrials	0	6,162	0	6,162
Information Technology	0	897	0	897
Materials	0	584	0	584
Real Estate	0	605	0	605
Utilities	0	4,071	0	4,071
Malta
Financials	0	86	0	86
Mexico
Communication Services	10,872	0	0	10,872
Consumer Discretionary	423	0	0	423
Consumer Staples	15,175	0	0	15,175
Financials	10,301	0	0	10,301
Industrials	6,231	0	0	6,231
Materials	17,696	0	0	17,696
Philippines
Communication Services	1,887	4,717	0	6,604
Financials	0	1,239	0	1,239
Industrials	983	3,428	0	4,411
Utilities	0	1,493	0	1,493
Poland
Communication Services	0	6,388	0	6,388
Energy	0	4,157	0	4,157
Financials	0	13,107	0	13,107
Information Technology	1,289	0	0	1,289
Materials	0	3,847	0	3,847
Utilities	0	8,391	0	8,391
Russia
Communication Services	2,737	16,400	0	19,137
Consumer Staples	4,529	7,756	0	12,285
Energy	102,049	122,674	0	224,723
Financials	4,019	9,063	0	13,082
Industrials	5,116	0	0	5,116
Materials	18,551	5,772	0	24,323
Real Estate	0	447	0	447
Utilities	450	9,994	0	10,444
Singapore
Industrials	0	2,153	0	2,153
South Africa
Communication Services	0	29,827	0	29,827
Consumer Discretionary	497	3,609	0	4,106
Consumer Staples	905	230	0	1,135
Energy	0	222	0	222
Financials	5,649	38,506	0	44,155
Health Care	0	4,458	0	4,458
Industrials	797	3,994	0	4,791
Materials	13,527	26,929	0	40,456
South Korea
Communication Services	31,468	9,932	0	41,400
Consumer Discretionary	3,564	97,623	0	101,187
Consumer Staples	0	14,524	0	14,524
Energy	0	7,897	0	7,897
Financials	10,126	91,111	0	101,237
Industrials	0	49,257	0	49,257
Information Technology	0	96,890	0	96,890
Materials	828	25,796	0	26,624
Utilities	0	25,684	0	25,684
Taiwan
Communication Services	0	6,434	0	6,434
Consumer Discretionary	0	14,152	0	14,152
Consumer Staples	0	6,038	0	6,038
Financials	0	79,007	0	79,007
Industrials	0	11,094	0	11,094
Information Technology	17,924	116,028	0	133,952

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Materials	$0	$15,194	$0	$15,194
Real Estate	0	2,283	0	2,283
Thailand
Communication Services	0	5,272	0	5,272
Consumer Staples	0	2,382	0	2,382
Energy	0	18,751	0	18,751
Financials	0	38,253	0	38,253
Industrials	267	1,736	0	2,003
Materials	0	5,125	0	5,125
Turkey
Communication Services	0	7,151	0	7,151
Consumer Discretionary	0	4,063	0	4,063
Consumer Staples	1,180	643	0	1,823
Energy	0	726	0	726
Financials	0	58,521	0	58,521
Industrials	0	8,180	0	8,180
Materials	0	1,107	0	1,107
Utilities	0	229	0	229
United Kingdom
Materials	0	888	0	888
Preferred Stocks
Brazil
Banking & Finance	5,318	0	0	5,318
Industrials	12,217	0	0	12,217
Utilities	15,750	0	0	15,750

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Russia
Energy	$0	$4,803	$0	$4,803
South Korea
Industrials	0	303	0	303
Real Estate Investment Trusts
Mexico
Real Estate	418	0	0	418
South Africa
Real Estate	0	871	0	871
Turkey
Real Estate	0	2,260	0	2,260
Rights
Chile
Utilities	13	0	0	13
Short-Term Instruments
Repurchase Agreements	0	11,352	0	11,352

	$514,909	$2,137,035	$0	$2,651,944

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$44,112	$0	$0	$44,112

Total Investments	$559,021	$2,137,035	$0	$2,696,056

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	43

Schedule of Investments PIMCO RAE Global Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$353

Total Short-Term Instruments (Cost $353)	353

Total Investments in Securities (Cost $353)	353

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%

PIMCO RAE Emerging Markets Fund	3,912,060	$38,807

PIMCO RAE International Fund	13,599,190	132,456

PIMCO RAE U.S. Fund	11,061,736	122,675

Total Mutual Funds (Cost $260,229)		293,938

Total Investments in Affiliates (Cost $260,229)		293,938

Total Investments 100.0% (Cost $260,582)		$294,291

Other Assets and Liabilities, net 0.0%		(4)

Net Assets 100.0%		$294,287

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$353	U.S. Treasury Notes 2.250% due 03/31/2021	$(365)	$353	$353

Total Repurchase Agreements						$(365)	$353	$353

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$353	$0	$0	$353	$(365)	$(12)

Total Borrowings and Other Financing Transactions	$353	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$353	$0	$353

	$0	$353	$0	$353

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Mutual Funds
United States	$293,938	$0	$0	$293,938

Total Investments	$293,938	$353	$0	$294,291

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Global ex-US Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 100.0%

UNITED STATES 100.0%

PIMCO RAE Emerging Markets Fund	1,789,275	$17,750

PIMCO RAE International Fund	6,194,710	60,336

Total Mutual Funds (Cost $76,992)		78,086

Total Investments in Affiliates (Cost $76,992)		78,086

Total Investments 100.0% (Cost $76,992)		$78,086

Other Assets and Liabilities, net 0.0%		7

Net Assets 100.0%		$78,093

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Mutual Funds
United States	$78,086	$0	$0	$78,086

Total Investments	$78,086	$0	$0	$78,086

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	45

Schedule of Investments PIMCO RAE International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

COMMON STOCKS 97.3%

AUSTRALIA 5.6%

COMMUNICATION SERVICES 0.4%

Telstra Corp. Ltd.	818,591	$2,214

CONSUMER DISCRETIONARY 0.3%

Crown Resorts Ltd.	37,788	330

Wesfarmers Ltd.	39,645	1,008

		1,338

CONSUMER STAPLES 0.5%

Coca-Cola Amatil Ltd.	64,828	465

Coles Group Ltd. (a)	31,577	296

Inghams Group Ltd. (c)	59,727	169

Metcash Ltd.	62,330	113

Woolworths Group Ltd.	80,463	1,879

		2,922

ENERGY 0.2%

Santos Ltd.	22,594	113

Woodside Petroleum Ltd.	37,410	959

WorleyParsons Ltd.	11,936	124

		1,196

FINANCIALS 2.9%

AMP Ltd.	493,893	737

Australia & New Zealand Banking Group Ltd.	145,536	2,889

Bank of Queensland Ltd.	16,892	113

Bendigo & Adelaide Bank Ltd.	35,769	291

Commonwealth Bank of Australia	55,091	3,206

Insurance Australia Group Ltd.	26,626	154

Macquarie Group Ltd.	17,343	1,530

National Australia Bank Ltd.	140,045	2,631

QBE Insurance Group Ltd.	44,115	367

Suncorp Group Ltd.	149,498	1,416

Westpac Banking Corp.	146,885	2,927

		16,261

HEALTH CARE 0.1%

Healius Ltd.	162,582	345

Sonic Healthcare Ltd.	13,614	259

		604

INDUSTRIALS 0.3%

Aurizon Holdings Ltd.	151,413	575

Brambles Ltd.	26,985	244

CIMIC Group Ltd.	5,462	172

Downer EDI Ltd.	124,421	605

Qantas Airways Ltd.	59,262	225

		1,821

MATERIALS 0.8%

BHP Group Ltd.	70,213	2,041

BHP Group PLC	58,209	1,489

CSR Ltd.	55,075	151

Fortescue Metals Group Ltd.	77,701	494

Incitec Pivot Ltd.	40,047	96

		4,271

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

Lend Lease Group	11,103	$102

UTILITIES 0.1%

APA Group	42,028	319

AusNet Services	87,010	114

		433

Total Australia		31,162

AUSTRIA 0.3%

ENERGY 0.0%

OMV AG	5,524	269

FINANCIALS 0.2%

Erste Group Bank AG	17,515	650

Raiffeisen Bank International AG	8,609	202

		852

INDUSTRIALS 0.0%

Oesterreichische Post AG	3,314	112

MATERIALS 0.1%

voestalpine AG	9,849	304

Total Austria		1,537

BELGIUM 0.6%

COMMUNICATION SERVICES 0.1%

Proximus SADP	21,881	647

CONSUMER STAPLES 0.1%

Anheuser-Busch InBev S.A. NV	3,338	295

Colruyt S.A.	1,622	94

		389

FINANCIALS 0.3%

Ageas	24,933	1,298

KBC Group NV	9,525	625

		1,923

INDUSTRIALS 0.0%

bpost S.A.	28,876	274

MATERIALS 0.1%

Solvay S.A.	3,401	353

Total Belgium		3,586

CANADA 7.5%

COMMUNICATION SERVICES 0.6%

BCE, Inc.	13,051	594

Entertainment One Ltd.	23,189	117

Rogers Communications, Inc. ‘B’	2,511	134

Shaw Communications, Inc. ‘B’	19,194	392

TELUS Corp.	17,794	658

Thomson Reuters Corp.	25,864	1,668

		3,563

CONSUMER DISCRETIONARY 0.4%

Canadian Tire Corp. Ltd. ‘A’	5,900	643

	SHARES	MARKET VALUE (000S)

Magna International, Inc.	28,935	$1,440

		2,083

CONSUMER STAPLES 0.3%

Empire Co. Ltd. ‘A’	17,716	446

George Weston Ltd.	9,882	750

Loblaw Cos. Ltd.	7,463	382

		1,578

ENERGY 1.3%

ARC Resources Ltd.	38,026	186

Baytex Energy Corp. (a)	85,840	133

Canadian Natural Resources Ltd.	20,828	561

Cenovus Energy, Inc.	75,925	670

Crescent Point Energy Corp.	333,692	1,103

Enbridge, Inc.	2,991	108

Enerplus Corp.	14,432	108

Husky Energy, Inc.	44,917	426

Imperial Oil Ltd.	6,428	178

MEG Energy Corp. (a)	67,202	258

Peyto Exploration & Development Corp.	28,597	86

Precision Drilling Corp. (a)	123,748	232

Suncor Energy, Inc.	83,250	2,597

TC Energy Corp.	11,918	591

		7,237

FINANCIALS 3.3%

Bank of Montreal	35,389	2,673

Bank of Nova Scotia	47,495	2,551

Brookfield Asset Management, Inc. ‘A’	3,162	151

Canadian Imperial Bank of Commerce	21,452	1,687

CI Financial Corp.	19,862	324

Home Capital Group, Inc.	16,175	239

Manulife Financial Corp.	13,852	252

National Bank of Canada	12,157	577

Onex Corp.	12,026	725

Power Corp. of Canada	47,103	1,015

Power Financial Corp.	21,732	500

Royal Bank of Canada	42,781	3,400

Sun Life Financial, Inc.	16,343	677

Toronto-Dominion Bank	55,255	3,229

		18,000

INDUSTRIALS 0.9%

Air Canada (a)	48,109	1,458

Canadian National Railway Co.	12,717	1,177

Canadian Pacific Railway Ltd.	3,763	885

TFI International, Inc.	9,862	299

WestJet Airlines Ltd.	38,004	892

WSP Global, Inc.	4,363	240

		4,951

MATERIALS 0.2%

Eldorado Gold Corp. (a)	83,553	486

Resolute Forest Products, Inc.	20,358	147

Teck Resources Ltd. ‘B’	10,164	235

Yamana Gold, Inc.	199,767	503

		1,371

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)
UTILITIES 0.5%

AltaGas Ltd. (c)	7,297	$110

Atco Ltd. ‘I’	14,969	504

Canadian Utilities Ltd. ‘A’	12,540	354

Capital Power Corp.	18,671	430

Hydro One Ltd.	24,916	435

Superior Plus Corp.	11,960	122

TransAlta Corp.	88,781	578

		2,533

Total Canada		41,316

DENMARK 0.6%

CONSUMER DISCRETIONARY 0.0%

Pandora A/S	2,933	104

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	3,112	413

ENERGY 0.0%

Drilling Co. of 1972 A/S (a)	976	76

FINANCIALS 0.0%

Danske Bank A/S	6,623	105

HEALTH CARE 0.1%

Novo Nordisk A/S ‘B’	6,076	310

INDUSTRIALS 0.4%

AP Moller - Maersk A/S ‘B’	618	769

ISS A/S	45,009	1,361

		2,130

Total Denmark		3,138

FINLAND 0.5%

CONSUMER STAPLES 0.0%

Kesko Oyj ‘B’	4,217	234

FINANCIALS 0.2%

Nordea Bank Abp	132,293	961

INDUSTRIALS 0.0%

Kone Oyj ‘B’	3,618	214

INFORMATION TECHNOLOGY 0.0%

Nokia Oyj	17,389	87

MATERIALS 0.2%

Stora Enso Oyj ‘R’	31,074	366

UPM-Kymmene Oyj	22,121	588

		954

UTILITIES 0.1%

Fortum Oyj	13,172	291

Total Finland		2,741

FRANCE 10.5%

COMMUNICATION SERVICES 1.0%

Eutelsat Communications S.A.	6,108	114

	SHARES	MARKET VALUE (000S)

Lagardere S.C.A.	35,841	$934

Orange S.A.	214,934	3,390

Publicis Groupe S.A.	8,491	448

Vivendi S.A.	29,178	801

		5,687

CONSUMER DISCRETIONARY 0.8%

Cie Generale des Etablissements Michelin S.C.A.	11,413	1,443

Elior Group S.A.	20,030	276

Kering S.A.	187	110

LVMH Moet Hennessy Louis Vuitton SE	2,570	1,093

Peugeot S.A.	23,520	579

Renault S.A.	16,341	1,027

		4,528

CONSUMER STAPLES 0.8%

Carrefour S.A. (c)	121,561	2,347

Casino Guichard Perrachon S.A. (c)	33,041	1,127

Danone S.A.	2,734	232

L’Oreal S.A.	1,625	462

Pernod Ricard S.A.	626	115

		4,283

ENERGY 1.0%

CGG S.A. (a)	151,602	285

Total S.A.	94,995	5,329

		5,614

FINANCIALS 2.1%

AXA S.A.	116,660	3,064

BNP Paribas S.A.	90,411	4,286

CNP Assurances	6,365	144

Credit Agricole S.A.	22,258	266

Eurazeo S.A.	3,953	275

SCOR SE	10,415	457

Societe Generale S.A.	129,217	3,261

		11,753

HEALTH CARE 1.2%

Sanofi	76,395	6,602

INDUSTRIALS 1.9%

Air France-KLM (a)	186,530	1,793

Airbus SE	849	120

Alstom S.A. (c)	6,478	300

Bouygues S.A.	30,873	1,143

Cie de Saint-Gobain	44,839	1,751

Eiffage S.A.	6,428	635

Europcar Mobility Group	15,961	114

Rexel S.A.	53,280	676

Safran S.A.	3,041	445

Schneider Electric SE	16,995	1,538

Societe BIC S.A.	1,563	119

SPIE S.A.	8,228	153

Vinci S.A.	16,882	1,724

		10,511

INFORMATION TECHNOLOGY 0.2%

Atos SE	8,639	722

	SHARES	MARKET VALUE (000S)

Capgemini SE	1,817	$226

		948

MATERIALS 0.1%

Air Liquide S.A.	880	123

Arkema S.A.	1,370	128

		251

UTILITIES 1.4%

Electricite de France S.A.	147,355	1,858

Engie S.A.	265,984	4,033

Suez	67,188	969

Veolia Environnement S.A.	36,706	894

		7,754

Total France		57,931

GERMANY 8.8%

COMMUNICATION SERVICES 0.9%

Axel Springer SE (c)	1,536	108

Deutsche Telekom AG	248,410	4,304

ProSiebenSat.1 Media SE	35,323	553

Telefonica Deutschland Holding AG	53,746	150

		5,115

CONSUMER DISCRETIONARY 1.6%

Adidas AG	1,222	378

Bayerische Motoren Werke AG	35,867	2,651

Ceconomy AG	69,832	428

Continental AG	4,219	615

Daimler AG	81,368	4,538

Hugo Boss AG	6,067	404

		9,014

CONSUMER STAPLES 0.3%

Metro AG (c)	87,157	1,593

Suedzucker AG	21,368	362

		1,955

FINANCIALS 1.9%

Aareal Bank AG	9,648	254

Commerzbank AG	155,778	1,119

Deutsche Bank AG	458,071	3,532

Deutsche Pfandbriefbank AG	44,069	531

Hannover Rueck SE	3,952	639

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	14,323	3,590

Talanx AG	15,835	686

		10,351

HEALTH CARE 0.7%

Bayer AG	43,041	2,985

Fresenius Medical Care AG & Co. KGaA	4,418	347

Fresenius SE & Co. KGaA	8,745	475

Merck KGaA	1,019	107

		3,914

INDUSTRIALS 1.3%

Brenntag AG	5,963	293

Deutsche Lufthansa AG	75,827	1,300

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	47

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Deutsche Post AG	61,072	$2,009

GEA Group AG	3,978	113

Hochtief AG	996	121

OSRAM Licht AG (c)	3,604	119

Rheinmetall AG	1,271	156

Siemens AG	24,454	2,911

		7,022

INFORMATION TECHNOLOGY 0.2%

SAP SE	6,898	946

MATERIALS 0.9%

BASF SE	40,311	2,933

Evonik Industries AG	18,747	546

HeidelbergCement AG	5,208	421

K+S AG	26,426	492

Salzgitter AG	13,721	393

		4,785

UTILITIES 1.0%

E.ON SE	178,325	1,935

Innogy SE	14,378	682

RWE AG	110,031	2,715

		5,332

Total Germany		48,434

HONG KONG 1.9%

COMMUNICATION SERVICES 0.1%

HKT Trust & HKT Ltd.	118,000	187

PCCW Ltd.	228,000	132

		319

CONSUMER DISCRETIONARY 0.2%

Li & Fung Ltd.	1,162,000	203

SJM Holdings Ltd.	652,000	741

Yue Yuen Industrial Holdings Ltd.	86,000	236

		1,180

FINANCIALS 0.1%

Hang Seng Bank Ltd.	13,900	346

INDUSTRIALS 0.2%

Cathay Pacific Airways Ltd.	121,000	181

CK Hutchison Holdings Ltd.	71,500	705

Hutchison Port Holdings Trust	220,700	51

Kingboard Holdings Ltd.	60,000	167

MTR Corp. Ltd.	18,500	124

Seaspan Corp. (c)	25,777	253

		1,481

INFORMATION TECHNOLOGY 0.0%

GCL-Poly Energy Holdings Ltd. (a)	687,000	38

REAL ESTATE 1.2%

CK Asset Holdings Ltd.	47,000	368

Hang Lung Properties Ltd.	58,000	138

Henderson Land Development Co. Ltd.	47,750	263

Hongkong Land Holdings Ltd.	76,900	496

	SHARES	MARKET VALUE (000S)

Hysan Development Co. Ltd.	46,000	$238

Kerry Properties Ltd.	95,000	399

New World Development Co. Ltd.	420,000	657

Shimao Property Holdings Ltd.	225,500	687

Sino Land Co. Ltd.	128,000	215

Sun Hung Kai Properties Ltd.	59,000	1,001

Swire Pacific Ltd. ‘A’	91,500	1,124

Swire Properties Ltd.	49,000	198

Wharf Holdings Ltd.	204,000	541

Wheelock & Co. Ltd.	58,000	416

		6,741

UTILITIES 0.1%

CLP Holdings Ltd.	54,500	601

Total Hong Kong		10,706

IRELAND 0.7%

CONSUMER DISCRETIONARY 0.0%

Aptiv PLC	2,198	178

FINANCIALS 0.1%

Bank of Ireland Group PLC	64,936	340

HEALTH CARE 0.3%

Medtronic PLC	19,348	1,884

INDUSTRIALS 0.1%

AerCap Holdings NV (a)	10,611	552

MATERIALS 0.2%

CRH PLC	21,362	698

Smurfit Kappa Group PLC	12,094	366

		1,064

Total Ireland		4,018

ISRAEL 0.9%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd.	367,087	278

ENERGY 0.0%

Delek Group Ltd.	731	126

FINANCIALS 0.5%

Bank Hapoalim BM	107,149	796

Bank Leumi Le-Israel BM	146,174	1,057

Israel Discount Bank Ltd. ‘A’	143,822	586

		2,439

HEALTH CARE 0.2%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	120,844	1,115

MATERIALS 0.1%

Israel Chemicals Ltd.	125,965	663

Israel Corp. Ltd. (a)	479	116

		779

Total Israel		4,737

	SHARES	MARKET VALUE (000S)
ITALY 3.5%

COMMUNICATION SERVICES 0.3%

Telecom Italia SpA (a)	3,032,146	$1,655

ENERGY 0.8%

Eni SpA	254,950	4,239

Saipem SpA (a)	33,326	166

Snam SpA	21,455	107

		4,512

FINANCIALS 1.5%

Assicurazioni Generali SpA	112,941	2,126

Banca Monte dei Paschi di Siena SpA (a)(c)	72,539	89

Banca Popolare di Sondrio SCPA	34,808	77

Banco BPM SpA (a)	312,211	636

BPER Banca	107,920	440

Intesa Sanpaolo SpA	454,437	973

Poste Italiane SpA	240,640	2,536

UniCredit SpA	29,300	361

Unione di Banche Italiane SpA	148,049	404

Unipol Gruppo Finanziario SpA	155,558	758

UnipolSai Assicurazioni SpA	68,762	177

		8,577

INDUSTRIALS 0.1%

Leonardo SpA	31,679	402

Salini Impregilo SpA (c)	57,323	116

		518

UTILITIES 0.8%

Enel SpA	601,243	4,194

Terna Rete Elettrica Nazionale SpA	18,070	115

		4,309

Total Italy		19,571

JAPAN 24.6%

COMMUNICATION SERVICES 1.7%

Dentsu, Inc.	5,500	192

Fuji Media Holdings, Inc.	28,700	401

Gree, Inc.	51,600	241

KDDI Corp.	66,100	1,682

Nippon Telegraph & Telephone Corp.	84,000	3,914

Nippon Television Holdings, Inc.	6,700	99

NTT DOCOMO, Inc.	57,800	1,349

SoftBank Group Corp.	27,800	1,339

Yahoo Japan Corp.	38,500	113

		9,330

CONSUMER DISCRETIONARY 4.2%

Adastria Co. Ltd.	6,600	141

Aisin Seiki Co. Ltd.	10,700	369

Aoyama Trading Co. Ltd.	12,800	251

Bandai Namco Holdings, Inc.	3,000	146

Benesse Holdings, Inc.	4,500	105

Bridgestone Corp.	32,200	1,270

Casio Computer Co. Ltd.	12,600	157

DCM Holdings Co. Ltd.	29,000	285

Denso Corp.	8,900	375

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

EDION Corp.	25,200	$235

Geo Holdings Corp.	9,500	122

H2O Retailing Corp.	9,500	110

Heiwa Corp.	5,600	115

Honda Motor Co. Ltd.	115,700	2,992

Isetan Mitsukoshi Holdings Ltd.	49,700	403

Isuzu Motors Ltd.	10,600	121

J Front Retailing Co. Ltd.	18,700	215

JVC Kenwood Corp.	56,800	132

Kohnan Shoji Co. Ltd.	5,100	106

KYB Corp. (a)	4,200	119

Marui Group Co. Ltd.	8,000	163

Mazda Motor Corp.	91,100	943

Nikon Corp.	26,700	380

Nissan Motor Co. Ltd.	287,200	2,057

Onward Holdings Co. Ltd.	44,200	244

Panasonic Corp.	69,500	581

Sankyo Co. Ltd.	1,400	51

Sega Sammy Holdings, Inc.	15,200	185

Sekisui Chemical Co. Ltd.	26,000	392

Sekisui House Ltd.	28,100	463

Skylark Co. Ltd. (c)	30,000	524

Sony Corp.	19,100	1,004

Subaru Corp.	35,400	862

Sumitomo Electric Industries Ltd.	40,200	529

Sumitomo Forestry Co. Ltd.	16,500	198

Sumitomo Rubber Industries Ltd.	19,100	221

Sushiro Global Holdings Ltd.	2,500	149

Suzuki Motor Corp.	9,000	423

Takashimaya Co. Ltd.	23,600	259

Toyo Tire Corp.	8,100	107

Toyota Motor Corp.	75,600	4,692

TS Tech Co. Ltd.	2,800	77

Yamada Denki Co. Ltd.	121,500	538

Zensho Holdings Co. Ltd.	4,700	96

		22,907

CONSUMER STAPLES 1.5%

Aeon Co. Ltd.	122,447	2,107

Ajinomoto Co., Inc.	17,100	297

DyDo Group Holdings, Inc.	2,000	86

Ito En Ltd.	2,000	93

Japan Tobacco, Inc. (c)	37,556	828

Kao Corp.	4,400	336

Kirin Holdings Co. Ltd.	32,500	702

Megmilk Snow Brand Co. Ltd.	5,400	118

MEIJI Holdings Co. Ltd.	1,400	100

Morinaga Milk Industry Co. Ltd.	10,300	408

NH Foods Ltd.	9,600	412

Nippon Suisan Kaisha Ltd.	41,400	257

Sapporo Holdings Ltd.	14,900	314

Seven & i Holdings Co. Ltd.	33,100	1,121

Shiseido Co. Ltd.	1,600	121

Suntory Beverage & Food Ltd.	4,900	213

Valor Holdings Co. Ltd.	8,800	183

Yamazaki Baking Co. Ltd.	24,500	371

		8,067

ENERGY 0.4%

Cosmo Energy Holdings Co. Ltd.	5,400	122

Idemitsu Kosan Co. Ltd.	7,131	216

Inpex Corp.	109,600	993

Iwatani Corp.	7,200	250

	SHARES	MARKET VALUE (000S)

Japan Petroleum Exploration Co. Ltd.	12,600	$293

JXTG Holdings, Inc.	114,750	572

		2,446

FINANCIALS 4.5%

77 Bank Ltd.	8,000	118

Chiba Bank Ltd.	30,400	149

Concordia Financial Group Ltd.	62,800	234

Credit Saison Co. Ltd.	8,500	100

Dai-ichi Life Holdings, Inc.	109,800	1,661

Daiwa Securities Group, Inc.	123,100	540

Fukuoka Financial Group, Inc.	8,900	163

Gunma Bank Ltd.	50,400	177

Hachijuni Bank Ltd.	32,300	132

Hokuhoku Financial Group, Inc.	22,700	237

Iyo Bank Ltd.	18,700	95

Japan Post Bank Co. Ltd.	70,200	713

Japan Post Holdings Co. Ltd.	172,700	1,956

Japan Post Insurance Co. Ltd.	7,200	134

Mitsubishi UFJ Financial Group, Inc.	829,200	3,949

Mizuho Financial Group, Inc.	2,271,500	3,303

MS&AD Insurance Group Holdings, Inc.	38,700	1,230

Nishi-Nippon Financial Holdings, Inc.	21,700	156

Nomura Holdings, Inc.	255,200	903

North Pacific Bank Ltd.	65,700	156

ORIX Corp.	77,500	1,158

Resona Holdings, Inc.	134,000	559

SBI Holdings, Inc.	8,800	219

Shinsei Bank Ltd.	13,600	212

Shizuoka Bank Ltd.	32,900	243

Sompo Holdings, Inc.	7,100	275

Sony Financial Holdings, Inc.	20,800	501

Sumitomo Mitsui Financial Group, Inc.	81,400	2,885

Sumitomo Mitsui Trust Holdings, Inc.	24,900	905

Suruga Bank Ltd. (c)	58,300	217

T&D Holdings, Inc.	40,100	436

Tokio Marine Holdings, Inc.	20,000	1,004

Yamaguchi Financial Group, Inc.	17,500	120

		24,840

HEALTH CARE 1.2%

Alfresa Holdings Corp.	13,700	339

Astellas Pharma, Inc.	103,800	1,479

Daiichi Sankyo Co. Ltd.	21,916	1,149

Eisai Co. Ltd.	2,700	153

Hoya Corp.	2,300	177

KYORIN Holdings, Inc.	6,400	114

Medipal Holdings Corp.	12,900	285

Miraca Holdings, Inc.	14,900	340

Mitsubishi Tanabe Pharma Corp.	17,000	189

Nipro Corp.	16,500	183

Olympus Corp.	21,700	242

Otsuka Holdings Co. Ltd.	15,628	511

Sumitomo Dainippon Pharma Co. Ltd.	12,500	238

Suzuken Co. Ltd.	7,100	417

Taisho Pharmaceutical Holdings Co. Ltd.	1,200	92

Takeda Pharmaceutical Co. Ltd.	19,800	704

	SHARES	MARKET VALUE (000S)

Toho Holdings Co. Ltd.	9,100	$204

		6,816

INDUSTRIALS 4.2%

Amada Holdings Co. Ltd.	20,500	232

ANA Holdings, Inc.	11,600	384

Asahi Glass Co. Ltd.	16,300	565

Central Japan Railway Co.	3,300	662

Dai Nippon Printing Co. Ltd.	32,300	690

East Japan Railway Co.	20,400	1,910

Fuji Electric Co. Ltd.	6,000	208

Fujikura Ltd.	78,500	296

Furukawa Electric Co. Ltd.	4,200	124

Glory Ltd.	7,200	191

Hitachi Zosen Corp.	88,700	326

IHI Corp.	4,600	111

ITOCHU Corp.	65,800	1,261

Japan Airlines Co. Ltd.	22,200	708

JTEKT Corp.	13,900	169

Kanematsu Corp.	14,900	165

Kawasaki Heavy Industries Ltd.	15,400	363

Kawasaki Kisen Kaisha Ltd. (a)	8,300	102

Kubota Corp.	7,300	122

LIXIL Group Corp.	41,000	650

Marubeni Corp.	157,500	1,045

Mitsubishi Corp.	45,800	1,210

Mitsubishi Electric Corp.	78,600	1,039

Mitsubishi Heavy Industries Ltd.	47,900	2,089

Mitsui & Co. Ltd.	95,300	1,556

Mitsui E&S Holdings Co. Ltd.	23,600	218

Nippon Express Co. Ltd.	5,200	277

Nippon Sheet Glass Co. Ltd.	67,000	457

Nippon Yusen KK	33,500	539

Nisshinbo Holdings, Inc.	15,100	116

NSK Ltd.	13,200	118

NTN Corp.	104,700	312

Secom Co. Ltd.	4,300	371

Seino Holdings Co. Ltd.	8,400	112

Sojitz Corp.	148,100	477

Sumitomo Corp.	56,800	863

Sumitomo Heavy Industries Ltd.	3,400	117

Tobu Railway Co. Ltd.	8,300	242

Tokyu Corp.	22,800	405

Toppan Printing Co. Ltd.	36,800	560

Toshiba Corp.	24,300	758

Toyota Tsusho Corp.	11,000	334

West Japan Railway Co.	12,400	1,004

		23,458

INFORMATION TECHNOLOGY 3.4%

Brother Industries Ltd.	15,100	286

Canon Marketing Japan, Inc.	6,200	136

Canon, Inc. (c)	54,850	1,606

Citizen Watch Co. Ltd.	23,000	118

FUJIFILM Holdings Corp.	36,900	1,873

Fujitsu Ltd.	29,400	2,055

GungHo Online Entertainment, Inc. (c)	12,230	340

Hitachi Ltd.	119,200	4,386

Ibiden Co. Ltd.	16,700	293

Japan Display, Inc. (a)(c)	472,600	313

Konica Minolta, Inc.	123,300	1,201

Kyocera Corp.	9,600	629

Murata Manufacturing Co. Ltd.	6,200	279

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	49

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

NEC Corp.	47,900	$1,890

Nippon Electric Glass Co. Ltd.	6,000	153

NTT Data Corp.	9,200	123

Oki Electric Industry Co. Ltd.	29,400	367

Omron Corp.	2,700	142

Ricoh Co. Ltd.	167,900	1,680

Rohm Co. Ltd.	1,800	121

Seiko Epson Corp.	11,300	179

TDK Corp.	6,100	475

TIS, Inc.	2,400	123

Tokyo Electron Ltd.	800	113

Toshiba TEC Corp.	4,600	128

		19,009

MATERIALS 1.3%

Asahi Kasei Corp.	57,000	609

Daicel Corp.	13,600	121

DIC Corp.	8,600	228

Hitachi Chemical Co. Ltd.	4,100	112

JFE Holdings, Inc.	12,600	186

Kaneka Corp.	8,400	317

Kobe Steel Ltd.	75,200	494

Kuraray Co. Ltd.	9,700	116

Mitsubishi Chemical Holdings Corp.	139,700	978

Mitsubishi Materials Corp.	8,600	245

Nippon Light Metal Holdings Co. Ltd.	59,300	129

Nippon Paper Industries Co. Ltd. ‘L’	28,418	504

Nippon Steel Corp.	13,100	225

Nitto Denko Corp.	2,400	119

Oji Holdings Corp.	70,600	409

Rengo Co. Ltd.	16,200	130

Shin-Etsu Chemical Co. Ltd.	1,400	131

Sumitomo Chemical Co. Ltd.	120,900	563

Taiheiyo Cement Corp.	9,400	285

Teijin Ltd.	15,400	263

Toray Industries, Inc.	14,300	109

Toyo Seikan Group Holdings Ltd.	25,200	501

Toyobo Co. Ltd.	16,900	202

Ube Industries Ltd.	5,400	112

		7,088

REAL ESTATE 0.2%

Daiwa House Industry Co. Ltd.	8,800	257

Mitsubishi Estate Co. Ltd.	6,800	127

Mitsui Fudosan Co. Ltd.	10,600	258

Nomura Real Estate Holdings, Inc.	15,200	327

Tokyu Fudosan Holdings Corp.	45,300	251

		1,220

UTILITIES 2.0%

Chubu Electric Power Co., Inc.	104,300	1,465

Chugoku Electric Power Co., Inc.	74,100	934

Electric Power Development Co. Ltd. ‘C’	14,200	323

Hokkaido Electric Power Co., Inc.	60,200	338

Hokuriku Electric Power Co.	53,688	390

Kansai Electric Power Co., Inc.	105,000	1,204

Kyushu Electric Power Co., Inc.	69,900	687

Osaka Gas Co. Ltd.	12,800	223

Shikoku Electric Power Co., Inc.	40,700	377

Toho Gas Co. Ltd.	2,400	89

	SHARES	MARKET VALUE (000S)

Tohoku Electric Power Co., Inc.	68,800	$696

Tokyo Electric Power Co. Holdings, Inc. (a)	754,800	3,942

Tokyo Gas Co. Ltd.	15,700	370

		11,038

Total Japan		136,219

LUXEMBOURG 0.1%

COMMUNICATION SERVICES 0.1%

RTL Group S.A.	7,037	360

SES S.A.	28,910	452

		812

Total Luxembourg		812

NETHERLANDS 3.1%

COMMUNICATION SERVICES 0.3%

Koninklijke KPN NV	291,222	894

VEON Ltd. ADR	202,268	567

		1,461

CONSUMER STAPLES 0.4%

Heineken Holding NV	5,562	583

Heineken NV	1,028	114

Koninklijke Ahold Delhaize NV	66,354	1,490

		2,187

ENERGY 1.1%

Fugro NV (a)(c)	18,216	157

Royal Dutch Shell PLC ‘A’	189,338	6,165

		6,322

FINANCIALS 0.5%

Aegon NV	132,061	656

ASR Nederland NV	11,070	450

ING Groep NV	95,163	1,102

NN Group NV	9,095	366

		2,574

HEALTH CARE 0.3%

Koninklijke Philips NV	33,951	1,476

INDUSTRIALS 0.4%

Arcadis NV	14,819	281

Boskalis Westminster	11,344	262

Signify NV	41,722	1,234

Wolters Kluwer NV	7,456	542

		2,319

MATERIALS 0.1%

Akzo Nobel NV	4,485	421

Koninklijke DSM NV	2,392	295

		716

Total Netherlands		17,055

NEW ZEALAND 0.1%

COMMUNICATION SERVICES 0.0%

Spark New Zealand Ltd.	100,614	271

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

Fletcher Building Ltd.	95,789	$312

UTILITIES 0.0%

Contact Energy Ltd.	40,540	218

Total New Zealand		801

NORWAY 0.8%

COMMUNICATION SERVICES 0.1%

Telenor ASA	30,385	645

CONSUMER STAPLES 0.1%

Marine Harvest ASA	18,175	425

Orkla ASA	14,467	129

		554

ENERGY 0.4%

Equinor ASA	103,064	2,044

FINANCIALS 0.1%

DNB ASA	22,208	414

MATERIALS 0.1%

Yara International ASA	13,482	655

Total Norway		4,312

PORTUGAL 0.3%

MATERIALS 0.0%

Navigator Co. S.A.	30,857	118

UTILITIES 0.3%

EDP - Energias de Portugal S.A.	379,562	1,442

Total Portugal		1,560

SINGAPORE 0.9%

COMMUNICATION SERVICES 0.1%

Singapore Press Holdings Ltd.	74,400	134

Singapore Telecommunications Ltd.	211,000	546

		680

CONSUMER STAPLES 0.0%

Wilmar International Ltd.	67,200	184

FINANCIALS 0.4%

DBS Group Holdings Ltd.	40,710	782

Oversea-Chinese Banking Corp. Ltd.	53,300	450

United Overseas Bank Ltd.	34,200	661

		1,893

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	273,200	537

Keppel Corp. Ltd.	119,900	591

Sembcorp Industries Ltd.	72,800	130

Singapore Airlines Ltd.	73,167	501

		1,759

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

CapitaLand Ltd.	117,700	$308

Total Singapore		4,824

SOUTH AFRICA 0.1%

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV ‘H’ (c)	888,802	82

FINANCIALS 0.1%

Investec PLC	37,711	245

Total South Africa		327

SPAIN 4.3%

COMMUNICATION SERVICES 0.9%

Telefonica S.A.	602,503	4,955

ENERGY 0.2%

Enagas S.A.	5,110	136

Repsol S.A.	76,218	1,196

		1,332

FINANCIALS 1.6%

Banco Bilbao Vizcaya Argentaria S.A.	289,155	1,613

Banco de Sabadell S.A.	164,196	170

Banco Santander S.A.	1,473,449	6,829

Mapfre S.A.	145,201	424

		9,036

INDUSTRIALS 0.5%

Abengoa S.A. ‘B’ (a)	226,011	3

Acciona S.A.	4,941	530

ACS Actividades de Construccion Y Servicios S.A.	37,278	1,491

Ferrovial S.A.	22,658	580

Obrascon Huarte Lain S.A. (c)	150,710	193

		2,797

UTILITIES 1.1%

Endesa S.A. (c)	63,806	1,641

Iberdrola S.A.	307,959	3,066

Naturgy Energy Group S.A.	44,902	1,238

		5,945

Total Spain		24,065

SWEDEN 1.6%

COMMUNICATION SERVICES 0.2%

Tele2 AB ‘B’	22,906	335

Telia Co. AB	219,096	971

		1,306

CONSUMER DISCRETIONARY 0.2%

Electrolux AB ‘B’	11,667	299

Hennes & Mauritz AB ‘B’ (c)	54,689	972

		1,271

CONSUMER STAPLES 0.1%

Swedish Match AB	7,103	300

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%

Skandinaviska Enskilda Banken AB ‘A’	87,269	$808

Svenska Handelsbanken AB ‘A’	47,560	469

Swedbank AB ‘A’	44,430	669

		1,946

HEALTH CARE 0.1%

Getinge AB ‘B’	28,745	453

INDUSTRIALS 0.2%

Sandvik AB	17,391	319

Securitas AB ‘B’	6,436	113

Skanska AB ‘B’	9,394	170

SKF AB ‘B’	19,433	358

Volvo AB ‘B’	17,725	282

		1,242

INFORMATION TECHNOLOGY 0.4%

Telefonaktiebolaget LM Ericsson ‘B’	246,610	2,341

Total Sweden		8,859

SWITZERLAND 6.5%

COMMUNICATION SERVICES 0.1%

Swisscom AG	1,184	595

CONSUMER DISCRETIONARY 0.2%

Cie Financiere Richemont S.A.	4,544	386

Dufry AG	1,302	110

Garmin Ltd.	6,339	506

Swatch Group AG	683	196

		1,198

CONSUMER STAPLES 1.2%

Aryzta AG (a)	74,666	86

Nestle S.A.	62,860	6,507

		6,593

FINANCIALS 2.3%

Baloise Holding AG	2,157	382

Credit Suisse Group AG	68,454	819

Helvetia Holding AG	3,760	472

Swiss Life Holding AG	3,888	1,928

Swiss Re AG	33,246	3,378

UBS Group AG	149,813	1,781

Zurich Insurance Group AG	11,764	4,093

		12,853

HEALTH CARE 2.0%

Alcon, Inc. (a)	11,535	712

Novartis AG	60,097	5,486

Roche Holding AG	17,866	5,024

		11,222

INDUSTRIALS 0.4%

ABB Ltd.	59,411	1,191

Adecco Group AG	10,826	651

Kuehne + Nagel International AG	1,263	188

	SHARES	MARKET VALUE (000S)

SGS S.A.	104	$265

		2,295

INFORMATION TECHNOLOGY 0.1%

TE Connectivity Ltd.	4,269	409

MATERIALS 0.2%

LafargeHolcim Ltd.	14,927	730

Total Switzerland		35,895

UNITED KINGDOM 13.4%

COMMUNICATION SERVICES 1.1%

BT Group PLC	487,444	1,219

Inmarsat PLC	30,728	213

ITV PLC	182,808	250

Pearson PLC	86,382	899

Vodafone Group PLC	1,207,284	1,979

WPP PLC	123,397	1,554

		6,114

CONSUMER DISCRETIONARY 1.3%

Berkeley Group Holdings PLC	9,949	471

Burberry Group PLC	11,594	275

Compass Group PLC	48,881	1,172

Dixons Carphone PLC	90,663	126

Fiat Chrysler Automobiles NV	89,427	1,236

Greene King PLC	45,373	356

Inchcape PLC	30,383	238

InterContinental Hotels Group PLC	2,868	188

Kingfisher PLC	285,393	778

Marks & Spencer Group PLC	344,777	922

Next PLC	9,070	635

Thomas Cook Group PLC (c)	309,306	52

Whitbread PLC	5,206	306

William Hill PLC	131,926	259

		7,014

CONSUMER STAPLES 1.7%

British American Tobacco PLC	31,874	1,113

Diageo PLC	32,671	1,406

Imperial Brands PLC	67,489	1,583

J Sainsbury PLC	318,245	791

Reckitt Benckiser Group PLC	14,834	1,171

Tate & Lyle PLC	39,656	372

Tesco PLC	37,692	109

Unilever NV	22,345	1,358

Unilever PLC	16,576	1,029

WM Morrison Supermarkets PLC	218,457	559

		9,491

ENERGY 1.2%

BP PLC	963,824	6,715

Petrofac Ltd.	21,512	117

		6,832

FINANCIALS 3.2%

3i Group PLC	11,436	162

Aviva PLC	309,094	1,637

Barclays PLC	1,463,916	2,784

CYBG PLC	54,600	133

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	51

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Direct Line Insurance Group PLC	244,930	$1,032

HSBC Holdings PLC	745,338	6,221

Intermediate Capital Group PLC	6,699	118

Legal & General Group PLC	196,308	673

Lloyds Banking Group PLC	3,517,157	2,526

Provident Financial PLC	32,445	170

Royal Bank of Scotland Group PLC	107,576	300

Standard Chartered PLC	184,822	1,677

		17,433

HEALTH CARE 1.8%

AstraZeneca PLC	50,560	4,133

GlaxoSmithKline PLC	279,838	5,609

Smith & Nephew PLC	7,155	156

		9,898

INDUSTRIALS 1.3%

Aggreko PLC	23,096	232

BAE Systems PLC	203,344	1,278

Capita PLC (a)	254,354	341

CNH Industrial NV	28,072	288

easyJet PLC	14,158	171

Experian PLC	12,976	393

Ferguson PLC	11,967	852

Firstgroup PLC (a)	77,926	97

G4S PLC	102,370	271

IMI PLC	12,577	166

International Consolidated Airlines Group S.A.	63,225	383

Meggitt PLC	49,869	332

National Express Group PLC	33,844	173

RELX PLC	14,422	350

Rolls-Royce Holdings PLC	66,830	714

Royal Mail PLC	358,681	965

Smiths Group PLC	5,874	117

Stagecoach Group PLC	61,124	99

Travis Perkins PLC	9,304	150

		7,372

INFORMATION TECHNOLOGY 0.1%

Micro Focus International PLC	4,544	120

Sage Group PLC	18,082	184

		304

MATERIALS 0.7%

Anglo American PLC	6,398	183

DS Smith PLC	23,950	110

Johnson Matthey PLC	2,642	112

Rio Tinto Ltd.	13,857	1,015

Rio Tinto PLC	43,842	2,713

		4,133

UTILITIES 1.0%

Centrica PLC	1,229,710	1,371

National Grid PLC	237,828	2,529

Severn Trent PLC	13,323	347

SSE PLC	56,943	812

	SHARES	MARKET VALUE (000S)

United Utilities Group PLC	39,508	$393

		5,452

Total United Kingdom		74,043

UNITED STATES 0.1%

HEALTH CARE 0.1%

Bausch Health Cos., Inc. (a)	19,502	492

Total United States		492

Total Common Stocks (Cost $505,091)		538,141

PREFERRED STOCKS 0.7%

GERMANY 0.7%

CONSUMER STAPLES 0.0%

Henkel AG & Co. KGaA	1,182	116

INDUSTRIALS 0.7%

Schaeffler AG	36,392	270

Volkswagen AG	20,427	3,441

		3,711

Total Preferred Stocks (Cost $3,423)		3,827

REAL ESTATE INVESTMENT TRUSTS 0.6%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

Mirvac Group	144,332	318

Stockland	93,771	275

		593

Total Australia		593

CANADA 0.3%

REAL ESTATE 0.3%

Artis Real Estate Investment Trust (c)	25,430	226

Cominar Real Estate Investment Trust (c)	43,320	414

Dream Office Real Estate Investment Trust	16,652	301

H&R Real Estate Investment Trust	23,080	402

RioCan Real Estate Investment Trust	17,835	354

		1,697

Total Canada		1,697

FRANCE 0.0%

REAL ESTATE 0.0%

Klepierre S.A.	5,800	194

Total France		194

HONG KONG 0.1%

REAL ESTATE 0.1%

Link REIT	16,500	203

Total Hong Kong		203

	SHARES	MARKET VALUE (000S)
UNITED KINGDOM 0.1%

REAL ESTATE 0.1%

British Land Co. PLC	42,130	$288

Intu Properties PLC	155,398	150

Land Securities Group PLC	29,814	316

		754

Total United Kingdom		754

Total Real Estate Investment Trusts (Cost $3,588)		3,441

RIGHTS 0.0%

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A. - Exp. 07/9/2019	83,716	46

INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A. - Exp. 07/11/2019	38,547	61

Total Rights (Cost $111)		107

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa S.A. ‘B’ - Exp. 03/31/2025	226,011	3

Total Warrants (Cost $0)		3

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.3%
		1,595

Total Short-Term Instruments (Cost $1,595)		1,595

Total Investments in Securities (Cost $513,808)		547,114

INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

MUTUAL FUNDS 2.3%

PIMCO Government Money Market Fund (b)(c)	12,608,708	12,609

Total Short-Term Instruments (Cost $12,609)		12,609

Total Investments in Affiliates (Cost $12,609)		12,609

Total Investments 101.2% (Cost $526,417)		$559,723

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $0)		1

Other Assets and Liabilities, net (1.2)%		(6,813)

Net Assets 100.0%		$552,911

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

(c)

Securities with an aggregate market value of $13,438 were out on loan in exchange for $14,576 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$1,595	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,631)	$1,595	$1,595

Total Repurchase Agreements						$(1,631)	$1,595	$1,595

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,595	$0	$0	$0	$1,595	$(1,631)	$(36)

Master Securities Lending Agreement
BMO	0	0	0	2,242	2,242	(2,366)	(124)
BSN	0	0	0	228	228	(240)	(12)
FOB	0	0	0	1,146	1,146	(1,360)	(214)
GSC	0	0	0	2,882	2,882	(2,975)	(93)
MBC	0	0	0	2,338	2,338	(2,790)	(452)
MSC	0	0	0	237	237	(242)	(5)
SAL	0	0	0	4,365	4,365	(4,603)	(238)

Total Borrowings and Other Financing Transactions	$1,595	$0	$0	$13,438

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$13,072	$0	$0	$0	$13,072
Real Estate Investment Trusts	366	0	0	0	366

Total Securities Lending Transactions	$13,438	$0	$0	$0	$13,438

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$13,438

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	07/2019	JPY	25,914	$241	$1	$0

Total Forward Foreign Currency Contracts					$1	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	53

Schedule of Investments PIMCO RAE International Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(39)	$0	$(39)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$2,214	$0	$2,214
Consumer Discretionary	0	1,338	0	1,338
Consumer Staples	0	2,922	0	2,922
Energy	0	1,196	0	1,196
Financials	0	16,261	0	16,261
Health Care	0	604	0	604
Industrials	0	1,821	0	1,821
Materials	0	4,271	0	4,271
Real Estate	0	102	0	102
Utilities	0	433	0	433
Austria
Energy	0	269	0	269
Financials	0	852	0	852
Industrials	0	112	0	112
Materials	0	304	0	304
Belgium
Communication Services	0	647	0	647
Consumer Staples	0	389	0	389
Financials	0	1,923	0	1,923

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Industrials	$0	$274	$0	$274
Materials	0	353	0	353
Canada
Communication Services	3,446	117	0	3,563
Consumer Discretionary	2,083	0	0	2,083
Consumer Staples	1,578	0	0	1,578
Energy	7,237	0	0	7,237
Financials	18,000	0	0	18,000
Industrials	4,951	0	0	4,951
Materials	1,371	0	0	1,371
Utilities	2,533	0	0	2,533
Denmark
Consumer Discretionary	104	0	0	104
Consumer Staples	0	413	0	413
Energy	76	0	0	76
Financials	0	105	0	105
Health Care	0	310	0	310
Industrials	0	2,130	0	2,130
Finland
Consumer Staples	234	0	0	234
Financials	0	961	0	961
Industrials	0	214	0	214

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Information Technology	$0	$87	$0	$87
Materials	0	954	0	954
Utilities	0	291	0	291
France
Communication Services	0	5,687	0	5,687
Consumer Discretionary	1,027	3,501	0	4,528
Consumer Staples	3,474	809	0	4,283
Energy	0	5,614	0	5,614
Financials	0	11,753	0	11,753
Health Care	0	6,602	0	6,602
Industrials	1,793	8,718	0	10,511
Information Technology	0	948	0	948
Materials	0	251	0	251
Utilities	969	6,785	0	7,754
Germany
Communication Services	258	4,857	0	5,115
Consumer Discretionary	428	8,586	0	9,014
Consumer Staples	0	1,955	0	1,955
Financials	0	10,351	0	10,351
Health Care	0	3,914	0	3,914
Industrials	0	7,022	0	7,022
Information Technology	0	946	0	946
Materials	0	4,785	0	4,785
Utilities	682	4,650	0	5,332
Hong Kong
Communication Services	187	132	0	319
Consumer Discretionary	0	1,180	0	1,180
Financials	0	346	0	346
Industrials	253	1,228	0	1,481
Information Technology	0	38	0	38
Real Estate	0	6,741	0	6,741
Utilities	0	601	0	601
Ireland
Consumer Discretionary	178	0	0	178
Financials	0	340	0	340
Health Care	1,884	0	0	1,884
Industrials	552	0	0	552
Materials	0	1,064	0	1,064
Israel
Communication Services	0	278	0	278
Energy	0	126	0	126
Financials	0	2,439	0	2,439
Health Care	1,115	0	0	1,115
Materials	0	779	0	779
Italy
Communication Services	0	1,655	0	1,655
Energy	0	4,512	0	4,512
Financials	0	8,577	0	8,577
Industrials	0	518	0	518
Utilities	0	4,309	0	4,309
Japan
Communication Services	0	9,330	0	9,330
Consumer Discretionary	0	22,907	0	22,907
Consumer Staples	0	8,067	0	8,067
Energy	0	2,446	0	2,446
Financials	0	24,840	0	24,840
Health Care	0	6,816	0	6,816
Industrials	0	23,458	0	23,458
Information Technology	0	19,009	0	19,009
Materials	0	7,088	0	7,088
Real Estate	0	1,220	0	1,220
Utilities	0	11,038	0	11,038
Luxembourg
Communication Services	452	360	0	812
Netherlands
Communication Services	567	894	0	1,461
Consumer Staples	0	2,187	0	2,187
Energy	0	6,322	0	6,322
Financials	0	2,574	0	2,574
Health Care	0	1,476	0	1,476

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Industrials	$1,234	$1,085	$0	$2,319
Materials	0	716	0	716
New Zealand
Communication Services	0	271	0	271
Materials	0	312	0	312
Utilities	0	218	0	218
Norway
Communication Services	0	645	0	645
Consumer Staples	0	554	0	554
Energy	0	2,044	0	2,044
Financials	0	414	0	414
Materials	0	655	0	655
Portugal
Materials	0	118	0	118
Utilities	0	1,442	0	1,442
Singapore
Communication Services	0	680	0	680
Consumer Staples	0	184	0	184
Financials	0	1,893	0	1,893
Industrials	0	1,759	0	1,759
Real Estate	0	308	0	308
South Africa
Consumer Discretionary	82	0	0	82
Financials	0	245	0	245
Spain
Communication Services	0	4,955	0	4,955
Energy	0	1,332	0	1,332
Financials	0	9,036	0	9,036
Industrials	0	2,797	0	2,797
Utilities	0	5,945	0	5,945
Sweden
Communication Services	0	1,306	0	1,306
Consumer Discretionary	0	1,271	0	1,271
Consumer Staples	0	300	0	300
Financials	0	1,946	0	1,946
Health Care	0	453	0	453
Industrials	0	1,242	0	1,242
Information Technology	0	2,341	0	2,341
Switzerland
Communication Services	0	595	0	595
Consumer Discretionary	506	692	0	1,198
Consumer Staples	0	6,593	0	6,593
Financials	0	12,853	0	12,853
Health Care	712	10,510	0	11,222
Industrials	0	2,295	0	2,295
Information Technology	409	0	0	409
Materials	0	730	0	730
United Kingdom
Communication Services	0	6,114	0	6,114
Consumer Discretionary	1,495	5,519	0	7,014
Consumer Staples	0	9,491	0	9,491
Energy	0	6,832	0	6,832
Financials	133	17,300	0	17,433
Health Care	0	9,898	0	9,898
Industrials	1,161	6,211	0	7,372
Information Technology	0	304	0	304
Materials	0	4,133	0	4,133
Utilities	0	5,452	0	5,452
United States
Health Care	492	0	0	492
Preferred Stocks
Germany
Consumer Staples	0	116	0	116
Industrials	0	3,711	0	3,711
Real Estate Investment Trusts
Australia
Real Estate	0	593	0	593
Canada
Real Estate	1,697	0	0	1,697

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	55

Schedule of Investments PIMCO RAE International Fund (Cont.)

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
France
Real Estate	$0	$194	$0	$194
Hong Kong
Real Estate	0	203	0	203
United Kingdom
Real Estate	0	754	0	754
Rights
Spain
Energy	46	0	0	46
Industrials	61	0	0	61
Warrants
Spain
Industrials	3	0	0	3
Short-Term Instruments
Repurchase Agreements	0	1,595	0	1,595

	$63,463	$483,651	$0	$547,114

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$12,609	$0	$0	$12,609

Total Investments	$76,072	$483,651	$0	$559,723

Financial Derivative Instruments - Assets
Over the counter	$0	$1	$0	$1

Total Financial Derivative Instruments	$0	$1	$0	$1

Totals	$76,072	$483,652	$0	$559,724

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE US Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.8%

COMMON STOCKS 97.6%

JERSEY, CHANNEL ISLANDS 0.1%

MATERIALS 0.1%

Amcor PLC (a)	46,965	$540

Total Jersey, Channel Islands		540

LUXEMBOURG 0.0%

COMMUNICATION SERVICES 0.0%

Intelsat S.A. (a)	8,372	163

Total Luxembourg		163

SWITZERLAND 0.0%

CONSUMER DISCRETIONARY 0.0%

Garrett Motion, Inc. (a)	913	14

Total Switzerland		14

UNITED KINGDOM 0.1%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC (a)	18,054	479

MATERIALS 0.0%

Linde PLC	2,323	466

Total United Kingdom		945

UNITED STATES 97.4%

COMMUNICATION SERVICES 8.4%

Alphabet, Inc. ‘C’ (a)	552	597

Altice USA, Inc. ‘A’ (a)	15,271	372

AT&T, Inc.	393,146	13,174

CBS Corp. NVDR ‘B’	52,905	2,640

CenturyLink, Inc.	273,071	3,211

Charter Communications, Inc. ‘A’ (a)	1,098	434

Comcast Corp. ‘A’	147,648	6,243

Discovery, Inc. ‘A’ (a)	30,817	946

Fox Corp. ‘A’	22,891	839

Frontier Communications Corp. (a)(c)	116,405	204

InterActiveCorp (a)	706	154

Interpublic Group of Cos., Inc.	31,428	710

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	48,139	1,828

Omnicom Group, Inc.	16,456	1,349

Sprint Corp. (a)	168,557	1,107

T-Mobile US, Inc. (a)	6,704	497

TEGNA, Inc.	14,782	224

Telephone & Data Systems, Inc.	25,427	773

Tribune Media Co. ‘A’	19,611	906

Verizon Communications, Inc.	258,780	14,784

Viacom, Inc. ‘B’	135,694	4,053

Walt Disney Co.	66,695	9,313

		64,358

CONSUMER DISCRETIONARY 9.6%

Abercrombie & Fitch Co. ‘A’	54,324	871

Adient PLC	18,499	449

Advance Auto Parts, Inc.	887	137

American Eagle Outfitters, Inc.	14,793	250

Ascena Retail Group, Inc. (a)	60,944	37

	SHARES	MARKET VALUE (000S)

AutoNation, Inc. (a)	9,131	$383

AutoZone, Inc. (a)	463	509

Bed Bath & Beyond, Inc. (c)	187,859	2,183

Best Buy Co., Inc.	21,652	1,510

Big Lots, Inc.	19,362	554

Carnival Corp.	11,223	522

Carter’s, Inc.	1,715	167

Dick’s Sporting Goods, Inc.	21,492	744

Dillard’s, Inc. ‘A’ (c)	13,969	870

Dollar General Corp.	12,110	1,637

eBay, Inc.	34,158	1,349

Expedia Group, Inc.	2,018	268

Foot Locker, Inc.	11,663	489

Ford Motor Co.	363,982	3,724

Fossil Group, Inc. (a)	49,605	570

GameStop Corp. ‘A’ (c)	128,275	702

Gap, Inc.	52,907	951

General Motors Co.	136,127	5,245

Genuine Parts Co.	4,341	450

GNC Holdings, Inc. ‘A’ (a)(c)	81,257	122

Goodyear Tire & Rubber Co.	58,422	894

H&R Block, Inc.	6,494	190

Harley-Davidson, Inc.	4,575	164

Hasbro, Inc.	1,640	173

Home Depot, Inc.	31,095	6,467

International Game Technology PLC	10,258	133

JC Penney Co., Inc. (a)(c)	244,986	279

Kohl’s Corp.	45,127	2,146

Kontoor Brands, Inc. (a)	2,064	58

L Brands, Inc.	44,725	1,167

Las Vegas Sands Corp.	9,970	589

Lowe’s Cos., Inc.	38,847	3,920

Macy’s, Inc.	93,229	2,001

Mattel, Inc. (a)(c)	76,501	858

McDonald’s Corp.	26,465	5,496

Michaels Cos., Inc. (a)	9,065	79

Newell Brands, Inc.	11,721	181

NIKE, Inc. ‘B’	17,387	1,460

Nordstrom, Inc.	32,644	1,040

O’Reilly Automotive, Inc. (a)	3,047	1,125

Office Depot, Inc.	232,858	480

PulteGroup, Inc.	13,596	430

PVH Corp.	2,232	211

Qurate Retail, Inc. (a)	67,500	836

Ralph Lauren Corp.	6,972	792

Royal Caribbean Cruises Ltd.	1,719	208

Sally Beauty Holdings, Inc. (a)	58,595	782

Signet Jewelers Ltd.	32,388	579

Six Flags Entertainment Corp.	3,427	170

Starbucks Corp.	2,337	196

Tapestry, Inc.	12,098	384

Target Corp.	76,150	6,595

TJX Cos., Inc.	33,439	1,768

Tractor Supply Co.	2,905	316

Tupperware Brands Corp.	15,949	304

Urban Outfitters, Inc. (a)	6,580	150

VF Corp.	12,505	1,092

Visteon Corp. (a)	15,670	918

Wendy’s Co.	28,259	553

Whirlpool Corp.	6,724	957

Williams-Sonoma, Inc.	5,501	358

Wyndham Destinations, Inc.	13,535	594

Yum! Brands, Inc.	19,692	2,179

		73,965

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 9.0%

Altria Group, Inc.	34,377	$1,628

Archer-Daniels-Midland Co.	54,310	2,216

Bunge Ltd.	15,408	858

Campbell Soup Co.	4,418	177

Coca-Cola Co.	114,093	5,810

Colgate-Palmolive Co.	21,747	1,559

Costco Wholesale Corp.	5,376	1,421

Flowers Foods, Inc.	6,659	155

General Mills, Inc.	37,535	1,971

Herbalife Nutrition Ltd. (a)	17,929	767

Hershey Co.	1,241	166

JM Smucker Co.	4,779	550

Kimberly-Clark Corp.	10,059	1,341

Kraft Heinz Co.	24,466	759

Kroger Co.	203,628	4,421

Molson Coors Brewing Co.	3,992	224

Mondelez International, Inc. ‘A’	81,914	4,415

Nu Skin Enterprises, Inc. ‘A’	5,693	281

PepsiCo, Inc.	59,368	7,785

Philip Morris International, Inc.	59,494	4,672

Procter & Gamble Co.	103,482	11,347

Rite Aid Corp. (a)(c)	24,013	192

Spectrum Brands Holdings, Inc.	6,480	348

Sysco Corp.	14,865	1,051

U.S. Foods Holding Corp. (a)	31,825	1,138

Wal-Mart Stores, Inc.	113,314	12,520

Walgreens Boots Alliance, Inc.	27,972	1,529

		69,301

ENERGY 7.3%

Anadarko Petroleum Corp.	4,852	342

Antero Resources Corp. (a)	47,389	262

Apache Corp.	24,423	708

Chesapeake Energy Corp. (a)(c)	432,780	844

Chevron Corp.	71,585	8,908

ConocoPhillips	58,346	3,559

CVR Energy, Inc.	6,658	333

Diamond Offshore Drilling, Inc. (a)(c)	64,188	569

Exxon Mobil Corp.	228,717	17,527

Helmerich & Payne, Inc.	4,696	238

Hess Corp.	34,288	2,180

HollyFrontier Corp.	20,690	958

Kinder Morgan, Inc.	162,475	3,392

Marathon Oil Corp.	85,683	1,218

Marathon Petroleum Corp.	30,249	1,690

Murphy Oil Corp.	46,330	1,142

Nabors Industries Ltd.	204,939	594

National Oilwell Varco, Inc.	37,828	841

Noble Energy, Inc.	8,767	196

Occidental Petroleum Corp.	38,362	1,929

Oceaneering International, Inc. (a)	31,612	645

PBF Energy, Inc. ‘A’	9,272	290

Phillips 66	24,874	2,327

Schlumberger Ltd.	7,058	280

Transocean Ltd.	214,706	1,376

Valero Energy Corp.	37,017	3,169

Whiting Petroleum Corp. (a)	7,431	139

Williams Cos., Inc.	17,727	497

WPX Energy, Inc. (a)	8,583	99

		56,252

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	57

Schedule of Investments PIMCO RAE US Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 16.5%

Aflac, Inc.	39,087	$2,142

Allstate Corp.	21,123	2,148

Ally Financial, Inc.	150,014	4,649

American Express Co.	40,246	4,968

American International Group, Inc.	245,983	13,106

Ameriprise Financial, Inc.	10,634	1,544

Assurant, Inc.	7,991	850

Bank of America Corp.	189,219	5,487

Bank of New York Mellon Corp.	36,074	1,593

BB&T Corp.	24,952	1,226

Berkshire Hathaway, Inc. ‘B’ (a)	31,407	6,695

BlackRock, Inc.	1,232	578

Brighthouse Financial, Inc. (a)	13,392	491

Capital One Financial Corp.	64,466	5,850

CIT Group, Inc.	26,307	1,382

Citigroup, Inc.	140,351	9,829

Citizens Financial Group, Inc.	7,889	279

CNO Financial Group, Inc.	37,945	633

Discover Financial Services	47,955	3,721

Fifth Third Bancorp	48,037	1,340

Franklin Resources, Inc.	43,323	1,508

Genworth Financial, Inc. ‘A’ (a)	151,878	563

Goldman Sachs Group, Inc.	12,057	2,467

Hartford Financial Services Group, Inc.	21,156	1,179

Invesco Ltd.	52,354	1,071

Jefferies Financial Group, Inc.	8,781	169

JPMorgan Chase & Co.	99,493	11,123

Legg Mason, Inc.	38,562	1,476

Lincoln National Corp.	9,171	591

Loews Corp.	19,199	1,050

LPL Financial Holdings, Inc.	1,795	146

M&T Bank Corp.	474	81

MetLife, Inc.	37,982	1,887

Navient Corp.	98,982	1,351

New York Community Bancorp, Inc.	71,717	716

OneMain Holdings, Inc.	16,213	548

People’s United Financial, Inc.	9,998	168

PNC Financial Services Group, Inc.	12,808	1,758

Prudential Financial, Inc.	12,667	1,279

Regions Financial Corp.	43,507	650

Reinsurance Group of America, Inc.	878	137

Santander Consumer USA Holdings, Inc.	48,240	1,156

SLM Corp.	30,827	300

State Street Corp.	19,309	1,082

SunTrust Banks, Inc.	11,184	703

Synchrony Financial	23,634	819

T Rowe Price Group, Inc.	1,638	180

Travelers Cos., Inc.	38,271	5,722

U.S. Bancorp	68,705	3,600

Voya Financial, Inc.	50,721	2,805

Wells Fargo & Co.	233,190	11,035

White Mountains Insurance Group Ltd.	722	737

		126,568

HEALTH CARE 12.8%

Abbott Laboratories	17,942	1,509

AbbVie, Inc.	26,732	1,944

Allergan PLC	19,547	3,273

	SHARES	MARKET VALUE (000S)

Amgen, Inc.	18,518	$3,413

Anthem, Inc.	14,486	4,088

Bausch Health Cos., Inc. (a)	115,180	2,905

Bristol-Myers Squibb Co.	26,552	1,204

Brookdale Senior Living, Inc. (a)	87,978	634

Cardinal Health, Inc.	28,840	1,358

Celgene Corp. (a)	10,785	997

Cigna Corp.	12,564	1,979

Community Health Systems, Inc. (a)	87,915	235

Covetrus, Inc. (a)	732	18

CVS Health Corp.	131,904	7,187

DaVita, Inc. (a)	11,793	663

Eli Lilly & Co.	14,556	1,613

Encompass Health Corp.	4,173	264

Gilead Sciences, Inc.	106,298	7,182

HCA Healthcare, Inc.	46,983	6,351

Henry Schein, Inc. (a)	3,213	225

Humana, Inc.	3,747	994

Johnson & Johnson	71,838	10,006

Mallinckrodt PLC (a)	68,944	633

McKesson Corp.	9,624	1,293

MEDNAX, Inc. (a)	20,509	517

Merck & Co., Inc.	151,308	12,687

Mylan NV (a)	2,849	54

Patterson Cos., Inc.	23,034	528

Pfizer, Inc.	394,302	17,081

Quest Diagnostics, Inc.	8,172	832

Tenet Healthcare Corp. (a)	58,105	1,200

United Therapeutics Corp. (a)	4,546	355

UnitedHealth Group, Inc.	15,548	3,794

Universal Health Services, Inc. ‘B’	7,306	953

		97,969

INDUSTRIALS 9.1%

3M Co.	13,701	2,375

AGCO Corp.	6,861	532

Alaska Air Group, Inc.	2,700	173

Allison Transmission Holdings, Inc.	3,011	140

American Airlines Group, Inc.	133,166	4,343

Arcosa, Inc.	3,012	113

Avis Budget Group, Inc. (a)	64,206	2,257

Boeing Co.	5,499	2,002

Caterpillar, Inc.	3,533	481

Colfax Corp. (a)	6,114	171

CSX Corp.	16,372	1,267

Cummins, Inc.	5,491	941

Deere & Co.	11,480	1,902

Delta Air Lines, Inc.	13,399	760

Eaton Corp. PLC	16,555	1,379

Emerson Electric Co.	33,286	2,221

Expeditors International of Washington, Inc.	3,724	282

FedEx Corp.	7,974	1,309

Flowserve Corp.	10,948	577

Fluor Corp.	17,750	598

General Dynamics Corp.	4,585	834

General Electric Co.	1,505,335	15,806

HD Supply Holdings, Inc. (a)	3,695	149

Hertz Global Holdings, Inc. (a)(c)	124,402	1,985

Honeywell International, Inc.	10,367	1,810

Illinois Tool Works, Inc.	10,238	1,544

Ingersoll-Rand PLC	1,504	190

JetBlue Airways Corp. (a)	34,319	635

	SHARES	MARKET VALUE (000S)

L3 Technologies, Inc.	1,565	$384

Lockheed Martin Corp.	1,553	565

Macquarie Infrastructure Corp.	3,974	161

ManpowerGroup, Inc.	11,390	1,100

Neilsen Holdings PLC	31,926	721

Norfolk Southern Corp.	9,036	1,801

Northrop Grumman Corp.	5,084	1,643

PACCAR, Inc.	3,664	263

Pitney Bowes, Inc.	92,893	398

Raytheon Co.	5,874	1,021

Republic Services, Inc.	1,812	157

Resideo Technologies, Inc. (a)	1,693	37

Robert Half International, Inc.	5,538	316

Ryder System, Inc.	16,819	981

Southwest Airlines Co.	5,847	297

Stanley Black & Decker, Inc.	1,400	202

Trinity Industries, Inc.	7,939	165

Union Pacific Corp.	30,704	5,192

United Continental Holdings, Inc. (a)	13,276	1,162

United Parcel Service, Inc. ‘B’	1,405	145

United Rentals, Inc. (a)	1,233	164

United Technologies Corp.	32,507	4,232

Waste Management, Inc.	6,447	744

WESCO International, Inc. (a)	10,571	535

WW Grainger, Inc.	3,466	930

		70,092

INFORMATION TECHNOLOGY 16.8%

Activision Blizzard, Inc.	10,160	480

Amdocs Ltd.	7,534	468

Apple, Inc.	135,679	26,854

Applied Materials, Inc.	16,066	721

Arrow Electronics, Inc. (a)	15,030	1,071

Avaya Holdings Corp. (a)	33,211	396

Avnet, Inc.	29,093	1,317

Booz Allen Hamilton Holding Corp.	19,062	1,262

Cinemark Holdings, Inc.	3,497	126

Cisco Systems, Inc.	122,205	6,688

Citrix Systems, Inc.	913	90

Conduent, Inc. (a)	26,470	254

Corning, Inc.	141,500	4,702

DXC Technology Co.	6,993	386

F5 Networks, Inc. (a)	3,789	552

First Data Corp. ‘A’ (a)	9,030	244

First Solar, Inc. (a)	3,117	205

Fiserv, Inc. (a)	4,679	426

Flex Ltd. (a)	56,647	542

Genpact Ltd.	4,345	165

Hewlett Packard Enterprise Co.	231,055	3,454

HP, Inc.	47,314	984

Intel Corp.	194,448	9,308

International Business Machines Corp.	129,371	17,840

Intuit, Inc.	1,449	379

Jabil, Inc.	31,108	983

Juniper Networks, Inc.	55,503	1,478

KLA-Tencor Corp.	7,511	888

Microsoft Corp.	101,100	13,543

Motorola Solutions, Inc.	16,715	2,787

NCR Corp. (a)	7,091	220

NetApp, Inc.	25,748	1,589

Oracle Corp.	108,245	6,167

QUALCOMM, Inc.	135,485	10,306

Seagate Technology PLC	86,647	4,083

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Symantec Corp.	54,352	$1,183

Teradata Corp. (a)	21,943	787

Texas Instruments, Inc.	15,175	1,741

Western Digital Corp.	11,716	557

Western Union Co.	69,914	1,391

Xerox Corp.	49,289	1,745

Xilinx, Inc.	4,917	580

		128,942

MATERIALS 1.7%

Alcoa Corp. (a)	6,081	142

Ashland Global Holdings, Inc.	4,710	377

CF Industries Holdings, Inc.	7,155	334

Domtar Corp.	16,128	718

Eastman Chemical Co.	4,775	372

Graphic Packaging Holding Co.	8,683	121

International Paper Co.	27,214	1,179

LyondellBasell Industries NV ‘A’	53,129	4,576

Mosaic Co.	85,136	2,131

Newmont Goldcorp Corp.	9,132	351

PPG Industries, Inc.	12,440	1,452

Reliance Steel & Aluminum Co.	4,067	385

Sealed Air Corp.	16,071	688

WestRock Co.	2,662	97

		12,923

REAL ESTATE 0.0%

Jones Lang LaSalle, Inc.	1,526	215

UTILITIES 6.2%

AES Corp.	190,646	3,195

Ameren Corp.	24,697	1,855

American Electric Power Co., Inc.	37,274	3,281

CenterPoint Energy, Inc.	35,749	1,024

CMS Energy Corp.	11,338	657

Consolidated Edison, Inc.	31,079	2,725

Dominion Energy, Inc.	2,538	196

DTE Energy Co.	3,592	459

Duke Energy Corp.	63,866	5,636

	SHARES	MARKET VALUE (000S)

Edison International	35,002	$2,360

Entergy Corp.	32,526	3,348

Eversource Energy	18,605	1,410

Exelon Corp.	96,200	4,612

FirstEnergy Corp.	46,260	1,980

Hawaiian Electric Industries, Inc.	13,947	607

MDU Resources Group, Inc.	17,838	460

NextEra Energy, Inc.	7,636	1,564

NiSource, Inc.	3,007	87

NRG Energy, Inc.	4,618	162

OGE Energy Corp.	3,816	162

Pinnacle West Capital Corp.	10,436	982

Portland General Electric Co.	5,097	276

PPL Corp.	70,372	2,182

Public Service Enterprise Group, Inc.	37,153	2,185

Southern Co.	36,105	1,996

UGI Corp.	9,618	514

Vistra Energy Corp.	56,645	1,282

WEC Energy Group, Inc.	4,556	380

Xcel Energy, Inc.	32,332	1,923

		47,500

Total United States		748,085

Total Common Stocks (Cost $575,582)		749,747

REAL ESTATE INVESTMENT TRUSTS 1.2%

UNITED STATES 1.2%

FINANCIALS 0.1%

Annaly Capital Management, Inc.	57,018	520

Chimera Investment Corp.	15,413	291

		811

REAL ESTATE 1.1%

Brixmor Property Group, Inc.	20,929	374

CoreCivic, Inc.	32,264	670

Equity Residential	9,313	707

HCP, Inc.	29,692	950

Hospitality Properties Trust	24,502	612

Host Hotels & Resorts, Inc.	27,342	498

	SHARES	MARKET VALUE (000S)

Iron Mountain, Inc.	5,961	$187

Kimco Realty Corp.	15,220	281

Omega Healthcare Investors, Inc.	4,475	164

Park Hotels & Resorts, Inc.	13,016	359

Senior Housing Properties Trust	64,376	532

SL Green Realty Corp.	4,018	323

Ventas, Inc.	17,816	1,218

VEREIT, Inc.	37,521	338

Welltower, Inc.	17,093	1,394

		8,607

Total Real Estate Investment Trusts (Cost $9,062)		9,418

RIGHTS 0.0%

UNITED STATES 0.0%

INDUSTRIALS 0.0%

Hertz Global Holdings, Inc. - Exp. 07/12/2019 (c)	124,402	243

Total Rights (Cost $285)		243

Total Investments in Securities (Cost $584,929)		759,408

INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

MUTUAL FUNDS 1.2%

PIMCO Government Money Market Fund (b)(c)	9,139,706	9,140

Total Short-Term Instruments (Cost $9,140)		9,140

Total Investments in Affiliates (Cost $9,140)		9,140

Total Investments 100.0% (Cost $594,069)		$768,548

Other Assets and Liabilities, net 0.0%		(353)

Net Assets 100.0%		$768,195

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $9,108 were out on loan in exchange for $9,330 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
BPS	$0	$0	$0	$154	$154	$(164)	$(10)
GSC	0	0	0	3,779	3,779	(3,856)	(77)
MSC	0	0	0	2,776	2,776	(2,855)	(79)
SAL	0	0	0	2,210	2,210	(2,261)	(51)
WFS	0	0	0	189	189	(194)	(5)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$9,108

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	59

Schedule of Investments PIMCO RAE US Fund (Cont.)

June 30, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$8,800	$0	$0	$0	$8,800
Real Estate Investment Trusts	308	0	0	0	308

Total Borrowings	$9,108	$0	$0	$0	$9,108

Securities Lending Transactions Total					$9,108

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Common Stocks
Jersey, Channel Islands
Materials	$540	$0	$0	$540
Luxembourg
Communication Services	163	0	0	163
Switzerland
Consumer Discretionary	14	0	0	14
United Kingdom
Communication Services	479	0	0	479
Materials	466	0	0	466
United States
Communication Services	64,358	0	0	64,358
Consumer Discretionary	73,965	0	0	73,965
Consumer Staples	69,301	0	0	69,301
Energy	56,252	0	0	56,252
Financials	126,568	0	0	126,568
Health Care	97,969	0	0	97,969
Industrials	70,092	0	0	70,092

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Information Technology	$128,942	$0	$0	$128,942
Materials	12,923	0	0	12,923
Real Estate	215	0	0	215
Utilities	47,500	0	0	47,500
Real Estate Investment Trusts
United States
Financials	811	0	0	811
Real Estate	8,607	0	0	8,607
Rights
United States
Industrials	243	0	0	243

	$759,408	$0	$0	$759,408

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	9,140	0	0	9,140

Total Investments	$768,548	$0	$0	$768,548

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE US Small Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 85.6%

UNITED KINGDOM 0.2%

CONSUMER DISCRETIONARY 0.1%

Delphi Technologies PLC	2,126	$42

CONSUMER STAPLES 0.0%

Nomad Foods Ltd. (a)	1,933	41

MATERIALS 0.1%

Tronox Holdings PLC ‘A’	12,490	160

Total United Kingdom		243

UNITED STATES 85.4%

COMMUNICATION SERVICES 3.4%

AMC Entertainment Holdings, Inc. ‘A’ (c)	13,530	126

AMC Networks, Inc. ‘A’ (a)	2,805	153

ATN International, Inc.	1,183	68

Cars.com, Inc. (a)	12,573	248

Cincinnati Bell, Inc. (a)	13,727	68

Cogent Communications Holdings, Inc.	2,476	147

Consolidated Communications Holdings, Inc.	18,190	90

EW Scripps Co. ‘A’	5,383	82

Gannett Co., Inc.	33,597	274

Gray Television, Inc. (a)	3,110	51

Houghton Mifflin Harcourt Co. (a)	31,487	181

IDT Corp. ‘B’ (a)	2,030	19

Iridium Communications, Inc. (a)	14,028	326

John Wiley & Sons, Inc. ‘A’	6,727	308

Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	10,082	125

Lions Gate Entertainment Corp. ‘A’	2,182	27

Marcus Corp.	1,294	43

MDC Partners, Inc. ‘A’ (a)	8,296	21

Meredith Corp.	4,685	258

MSG Networks, Inc. ‘A’ (a)	624	13

National CineMedia, Inc.	19,367	127

New Media Investment Group, Inc.	5,958	56

Nexstar Media Group, Inc. ‘A’	894	90

NII Holdings, Inc. (a)	63,507	107

Scholastic Corp.	4,017	134

Shenandoah Telecommunications Co.	522	20

Sinclair Broadcast Group, Inc. ‘A’	8,052	432

Spok Holdings, Inc.	2,861	43

TechTarget, Inc. (a)	1,725	37

TEGNA, Inc.	6,940	105

Tribune Publishing Co.	6,489	52

Vonage Holdings Corp. (a)	14,471	164

WideOpenWest, Inc. (a)	8,616	63

Yelp, Inc. (a)	2,531	87

Zynga, Inc. ‘A’ (a)	25,599	157

		4,302

CONSUMER DISCRETIONARY 17.3%

1-800-Flowers.com, Inc. ‘A’ (a)	1,091	21

Aaron’s, Inc.	12,232	751

Abercrombie & Fitch Co. ‘A’	4,667	75

Acushnet Holdings Corp.	5,274	138

Adtalem Global Education, Inc. (a)	6,645	299

	SHARES	MARKET VALUE (000S)

America’s Car-Mart, Inc. (a)	420	$36

American Axle & Manufacturing Holdings, Inc. (a)	9,762	125

American Eagle Outfitters, Inc.	1,130	19

American Outdoor Brands Corp. (a)	11,558	104

American Public Education, Inc. (a)	1,275	38

Asbury Automotive Group, Inc. (a)	6,577	555

At Home Group, Inc. (a)	495	3

Barnes & Noble Education, Inc. (a)	11,672	39

Barnes & Noble, Inc.	31,688	212

Bassett Furniture Industries, Inc.	1,083	17

Beazer Homes USA, Inc. (a)	6,092	59

Big Lots, Inc.	4,515	129

BJ’s Restaurants, Inc.	2,678	118

Bloomin’ Brands, Inc.	12,715	240

Boot Barn Holdings, Inc. (a)	890	32

Boyd Gaming Corp.	5,214	140

Brinker International, Inc.	16,794	661

Buckle, Inc. (c)	11,560	200

Caleres, Inc.	4,858	97

Callaway Golf Co.	4,165	71

Camping World Holdings, Inc. ‘A’	934	12

Career Education Corp. (a)	7,879	150

Carrols Restaurant Group, Inc. (a)	7,630	69

Carter’s, Inc.	1,371	134

Cato Corp. ‘A’	8,862	109

Cavco Industries, Inc. (a)	276	43

Cheesecake Factory, Inc.	5,089	222

Chegg, Inc. (a)	1,222	47

Chico’s FAS, Inc.	79,740	269

Children’s Place, Inc.	983	94

Churchill Downs, Inc.	1,400	161

Citi Trends, Inc.	1,417	21

Conn’s, Inc. (a)	3,175	57

Container Store Group, Inc. (a)	6,688	49

Cooper Tire & Rubber Co.	13,153	415

Cooper-Standard Holding, Inc. (a)	2,113	97

Core-Mark Holding Co., Inc.	3,958	157

Cracker Barrel Old Country Store, Inc.	1,254	214

Crocs, Inc. (a)	7,147	141

Dana, Inc.	11,617	232

Dave & Buster’s Entertainment, Inc.	3,270	132

Deckers Outdoor Corp. (a)	3,381	595

Denny’s Corp. (a)	4,907	101

Designer Brands, Inc.	14,462	277

Dine Brands Global, Inc.	3,364	321

Dorman Products, Inc. (a)	1,390	121

Drive Shack, Inc. (a)	16,112	76

Eldorado Resorts, Inc. (a)(c)	2,741	126

Ethan Allen Interiors, Inc.	4,646	98

Express, Inc. (a)	26,900	73

Extended Stay America, Inc.	18,919	320

Fiesta Restaurant Group, Inc. (a)	1,713	23

Fossil Group, Inc. (a)	5,475	63

Fox Factory Holding Corp. (a)	297	25

frontdoor, Inc. (a)	756	33

G-III Apparel Group Ltd. (a)	3,311	97

Genesco, Inc. (a)	12,889	545

Gentherm, Inc. (a)	2,014	84

GoPro, Inc. ‘A’ (a)	10,504	57

Graham Holdings Co. ‘B’	771	532

Group 1 Automotive, Inc.	5,533	453

Groupon, Inc. (a)	80,816	289

Guess?, Inc.	13,736	222

Haverty Furniture Cos., Inc.	1,760	30

	SHARES	MARKET VALUE (000S)

Helen of Troy Ltd. (a)	2,786	$364

Hibbett Sports, Inc. (a)	8,917	162

Hilton Grand Vacations, Inc. (a)	5,602	178

Hovnanian Enterprises, Inc. (a)	575	4

Hudson Ltd. ‘A’ (a)	5,720	79

International Speedway Corp. ‘A’	2,627	118

iRobot Corp. (a)	1,060	97

Jack in the Box, Inc.	3,862	314

K12, Inc. (a)	5,429	165

KB Home	5,191	134

Kirkland’s, Inc. (a)	7,774	18

La-Z-Boy, Inc.	5,991	184

Lands’ End, Inc. (a)	2,977	36

Laureate Education, Inc. ‘A’ (a)	3,372	53

LCI Industries	1,226	110

LGI Homes, Inc. (a)	291	21

Libbey, Inc. (a)	3,722	7

Liberty Expedia Holdings, Inc. ‘A’ (a)	7,974	381

Lithia Motors, Inc. ‘A’	1,213	144

M/I Homes, Inc. (a)	4,064	116

Marriott Vacations Worldwide Corp.	1,103	106

MDC Holdings, Inc.	5,189	170

Meritage Homes Corp. (a)	3,921	201

Michaels Cos., Inc. (a)	3,297	29

Monro, Inc.	1,538	131

Movado Group, Inc.	1,628	44

Murphy USA, Inc. (a)	6,085	511

National Vision Holdings, Inc. (a)	1,243	38

Overstock.com, Inc. (a)(c)	1,060	14

Oxford Industries, Inc.	1,353	103

Papa John’s International, Inc.	612	27

Party City Holdco, Inc. (a)	18,691	137

Penn National Gaming, Inc. (a)	15,050	290

Pier 1 Imports, Inc. (a)(c)	1,927	15

Red Robin Gourmet Burgers, Inc. (a)	1,850	57

Red Rock Resorts, Inc. ‘A’	2,877	62

Regis Corp. (a)	7,762	129

Rent-A-Center, Inc. (a)	35,489	945

RH (a)	1,860	215

Ruth’s Hospitality Group, Inc.	2,376	54

SeaWorld Entertainment, Inc. (a)	16,782	520

Shoe Carnival, Inc.	2,494	69

Shutterfly, Inc. (a)	4,250	215

Shutterstock, Inc.	390	15

Sleep Number Corp. (a)	5,957	241

Sonic Automotive, Inc. ‘A’	10,264	240

Sotheby’s (a)	6,498	378

Sportsman’s Warehouse Holdings, Inc. (a)	6,470	24

Stamps.com, Inc. (a)	204	9

Standard Motor Products, Inc.	1,396	63

Steven Madden Ltd.	5,763	196

Stoneridge, Inc. (a)	2,055	65

Strategic Education, Inc.	1,006	179

Sturm Ruger & Co., Inc.	2,213	121

Superior Industries International, Inc.	4,088	14

Tailored Brands, Inc. (c)	9,422	54

Taylor Morrison Home Corp. ‘A’ (a)	5,912	124

Tempur Sealy International, Inc. (a)	4,138	304

Tenneco, Inc. ‘A’	10,716	119

Thor Industries, Inc.	1,761	103

Tile Shop Holdings, Inc.	3,527	14

TopBuild Corp. (a)	1,760	146

Tower International, Inc.	2,920	57

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	61

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Town Sports International Holdings, Inc. (a)	7,181	$16

TravelCenters of America LLC (a)	2,880	10

TRI Pointe Group, Inc. (a)	6,871	82

Tupperware Brands Corp.	4,488	85

Universal Electronics, Inc. (a)	621	25

Vera Bradley, Inc. (a)	4,672	56

Vista Outdoor, Inc. (a)	13,574	121

Vitamin Shoppe, Inc. (a)	14,024	55

Weight Watchers International, Inc. (a)	2,139	41

William Lyon Homes ‘A’ (a)	3,305	60

Wingstop, Inc.	713	68

Wolverine World Wide, Inc.	8,156	225

Zovio, Inc. (a)	9,191	33

Zumiez, Inc. (a)	2,806	73

		21,748

CONSUMER STAPLES 4.0%

Andersons, Inc.	3,787	103

B&G Foods, Inc. (c)	5,243	109

BJ’s Wholesale Club Holdings, Inc. (a)	779	21

Boston Beer Co., Inc. ‘A’ (a)	581	219

Cal-Maine Foods, Inc.	1,819	76

Casey’s General Stores, Inc.	1,131	176

Central Garden & Pet Co. ‘A’ (a)	2,831	70

Chefs’ Warehouse, Inc. (a)	2,164	76

Coca-Cola Consolidated, Inc.	390	117

Cott Corp.	5,400	72

Darling Ingredients, Inc. (a)	11,624	231

Dean Foods Co.	62,992	58

Edgewell Personal Care Co. (a)	7,305	197

Energizer Holdings, Inc.	3,019	117

Flowers Foods, Inc.	5,403	126

Fresh Del Monte Produce, Inc.	3,918	106

Hain Celestial Group, Inc. (a)	5,750	126

Hostess Brands, Inc. (a)	4,667	67

Ingles Markets, Inc. ‘A’	3,548	110

Inter Parfums, Inc.	1,500	100

J&J Snack Foods Corp.	725	117

John B Sanfilippo & Son, Inc.	591	47

Lancaster Colony Corp.	536	80

Lifevantage Corp. (a)	2,688	35

Medifast, Inc.	495	63

Nu Skin Enterprises, Inc. ‘A’	2,377	117

Performance Food Group Co. (a)	11,898	476

PriceSmart, Inc.	1,270	65

Pyxus International, Inc. (a)(c)	2,275	35

Sanderson Farms, Inc.	1,570	214

SpartanNash Co.	8,271	96

Sprouts Farmers Market, Inc. (a)	8,457	160

TreeHouse Foods, Inc. (a)	4,139	224

United Natural Foods, Inc. (a)	19,057	171

Universal Corp.	6,553	398

USANA Health Sciences, Inc. (a)	1,721	137

Vector Group Ltd.	14,060	137

WD-40 Co.	755	120

Weis Markets, Inc.	2,634	96

		5,065

ENERGY 3.2%

Arch Coal, Inc. ‘A’	864	81

Archrock, Inc.	12,622	134

	SHARES	MARKET VALUE (000S)

Basic Energy Services, Inc. (a)	4,358	$8

California Resources Corp. (a)	4,130	81

Callon Petroleum Co. (a)	1,925	13

CARBO Ceramics, Inc. (a)(c)	5,107	7

Clean Energy Fuels Corp. (a)	9,133	24

CNX Resources Corp. (a)	21,678	158

CONSOL Energy, Inc. (a)	750	20

Delek U.S. Holdings, Inc.	5,144	208

Denbury Resources, Inc. (a)	28,565	35

Dorian LPG Ltd. (a)	5,524	50

Dril-Quip, Inc. (a)	5,658	272

Exterran Corp. (a)	3,738	53

Extraction Oil & Gas, Inc. (a)	4,668	20

Forum Energy Technologies, Inc. (a)	8,029	27

Green Plains, Inc.	7,934	86

Gulfport Energy Corp. (a)	10,739	53

Helix Energy Solutions Group, Inc. (a)	17,811	154

International Seaways, Inc. (a)	4,910	93

Kosmos Energy Ltd.	8,782	55

Lonestar Resources US, Inc. ‘A’ (a)	2,262	5

Matrix Service Co. (a)	2,228	45

McDermott International, Inc. (a)	11,707	113

Midstates Petroleum Co., Inc. (a)	3,156	19

Navigator Holdings Ltd. (a)	3,498	33

Newpark Resources, Inc. (a)	3,417	25

Oasis Petroleum, Inc. (a)	24,501	139

Oceaneering International, Inc. (a)	3,256	66

Oil States International, Inc. (a)	9,213	169

Overseas Shipholding Group, Inc. ‘A’ (a)	23,148	44

Patterson-UTI Energy, Inc.	9,959	115

PDC Energy, Inc. (a)	2,732	99

Peabody Energy Corp.	816	20

Pioneer Energy Services Corp. (a)(c)	20,909	5

QEP Resources, Inc. (a)	38,339	277

Renewable Energy Group, Inc. (a)	5,000	79

REX American Resources Corp. (a)	467	34

SandRidge Energy, Inc. (a)	9,064	63

SEACOR Marine Holdings, Inc. (a)	1,559	23

SemGroup Corp. ‘A’	8,161	98

SM Energy Co.	8,873	111

Southwestern Energy Co. (a)	24,553	78

Superior Energy Services, Inc. (a)	62,921	82

TETRA Technologies, Inc. (a)	12,668	21

Tidewater, Inc. (a)	9,291	218

Unit Corp. (a)	4,327	38

W&T Offshore, Inc. (a)	7,173	36

World Fuel Services Corp.	10,081	363

		4,050

FINANCIALS 13.1%

Ambac Financial Group, Inc. (a)	18,653	314

American Equity Investment Life Holding Co.	13,987	380

Amerisafe, Inc.	1,215	77

Artisan Partners Asset Management, Inc. ‘A’	2,885	79

Associated Banc-Corp.	9,617	203

Atlantic Union Bankshares Corp.	2,148	76

Axos Financial, Inc. (a)	2,089	57

Banc of California, Inc.	3,697	52

BancFirst Corp.	849	47

BancorpSouth Bank	5,438	158

Bank of Hawaii Corp.	3,144	261

Bank OZK	3,209	97

	SHARES	MARKET VALUE (000S)

BankUnited, Inc.	5,035	$170

Banner Corp.	2,382	129

Berkshire Hills Bancorp, Inc.	2,009	63

BGC Partners, Inc. ‘A’	7,077	37

Blucora, Inc. (a)	2,030	62

Boston Private Financial Holdings, Inc.	5,791	70

Brookline Bancorp, Inc.	5,172	80

Bryn Mawr Bank Corp.	1,368	51

Cadence BanCorp	3,489	73

Camden National Corp.	1,017	47

Cannae Holdings, Inc. (a)	14,386	417

Capitol Federal Financial, Inc.	17,990	248

Cathay General Bancorp	4,087	147

Central Pacific Financial Corp.	3,908	117

Chemical Financial Corp.	559	23

City Holding Co.	934	71

Cohen & Steers, Inc.	1,757	90

Columbia Banking System, Inc.	3,308	120

Community Bank System, Inc.	2,618	172

Community Trust Bancorp, Inc.	1,399	59

Cowen, Inc. (a)	4,525	78

Customers Bancorp, Inc. (a)	3,137	66

CVB Financial Corp.	3,843	81

Dime Community Bancshares, Inc.	4,866	92

Donnelley Financial Solutions, Inc. (a)	6,989	93

Eagle Bancorp, Inc.	640	35

eHealth, Inc. (a)	825	71

Employers Holdings, Inc.	1,670	71

Encore Capital Group, Inc. (a)	2,393	81

Enova International, Inc. (a)	3,783	87

Enterprise Financial Services Corp.	665	28

Evercore, Inc. ‘A’	1,233	109

EZCORP, Inc. ‘A’ (a)	11,148	106

FBL Financial Group, Inc. ‘A’	1,140	73

Federal Agricultural Mortgage Corp. ‘C’	914	66

Federated Investors, Inc. ‘B’	12,753	414

Fidelity Southern Corp.	723	22

Financial Institutions, Inc.	1,019	30

First Bancorp	983	36

First Busey Corp.	1,346	36

First Commonwealth Financial Corp.	8,448	114

First Community Bancshares, Inc.	806	27

First Defiance Financial Corp.	687	20

First Financial Bancorp	3,797	92

First Financial Bankshares, Inc.	2,410	74

First Financial Corp.	956	38

First Hawaiian, Inc.	7,656	198

First Interstate BancSystem, Inc. ‘A’	1,613	64

First Merchants Corp.	1,239	47

First Midwest Bancorp, Inc.	3,633	74

FirstCash, Inc.	932	93

Flagstar Bancorp, Inc.	4,136	137

Flushing Financial Corp.	2,988	66

FNB Corp.	17,015	200

Fulton Financial Corp.	20,455	335

Glacier Bancorp, Inc.	4,135	168

Great Southern Bancorp, Inc.	1,424	85

Great Western Bancorp, Inc.	2,796	100

Green Dot Corp. ‘A’ (a)	916	45

Greenhill & Co., Inc.	5,954	81

Hancock Holding Co.	2,997	120

HCI Group, Inc.	829	34

Heartland Financial USA, Inc.	1,212	54

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Hercules Capital, Inc.	6,537	$84

Heritage Financial Corp.	1,148	34

Heritage Insurance Holdings, Inc.	1,160	18

Hilltop Holdings, Inc.	5,518	117

Home BancShares, Inc.	2,124	41

HomeStreet, Inc. (a)	3,191	95

HomeTrust Bancshares, Inc.	927	23

Hope Bancorp, Inc.	3,630	50

Horace Mann Educators Corp.	2,857	115

Houlihan Lokey, Inc.	1,538	68

IBERIABANK Corp.	265	20

Independent Bank Corp.	1,230	94

International Bancshares Corp.	4,262	161

INTL FCStone, Inc. (a)	1,648	65

Investors Bancorp, Inc.	16,261	181

Kearny Financial Corp.	3,716	49

Lakeland Financial Corp.	465	22

LegacyTexas Financial Group, Inc.	1,616	66

MBIA, Inc. (a)	41,445	386

Mercury General Corp.	2,174	136

Moelis & Co. ‘A’	1,193	42

National Bank Holdings Corp. ‘A’	3,052	111

National General Holdings Corp.	1,790	41

National Western Life Group, Inc. ‘A’	212	54

NBT Bancorp, Inc.	3,432	129

Nelnet, Inc. ‘A’	2,981	177

Northfield Bancorp, Inc.	4,807	75

Northwest Bancshares, Inc.	13,086	230

Ocwen Financial Corp. (a)	60,020	124

Old National Bancorp	10,734	178

Oppenheimer Holdings, Inc. ‘A’	3,582	97

Opus Bank	882	19

Oritani Financial Corp.	6,897	122

Park National Corp.	1,283	127

Piper Jaffray Cos.	1,479	110

PRA Group, Inc. (a)	5,515	155

ProAssurance Corp.	9,450	341

Provident Financial Services, Inc.	5,467	133

Radian Group, Inc.	1,310	30

Regional Management Corp. (a)	2,590	68

Renasant Corp.	2,544	91

RLI Corp.	773	66

S&T Bancorp, Inc.	2,258	85

Safety Insurance Group, Inc.	1,063	101

Sandy Spring Bancorp, Inc.	1,789	62

Selective Insurance Group, Inc.	2,231	167

Simmons First National Corp. ‘A’	3,046	71

South State Corp.	1,100	81

Stewart Information Services Corp.	1,269	51

Stifel Financial Corp.	2,712	160

TCF Financial Corp.	7,578	158

Texas Capital Bancshares, Inc. (a)	329	20

Tompkins Financial Corp.	813	66

Towne Bank	2,219	61

TriCo Bancshares	315	12

TrustCo Bank Corp.	8,756	69

Trustmark Corp.	6,283	209

UMB Financial Corp.	1,830	120

Umpqua Holdings Corp.	5,712	95

United Bankshares, Inc.	4,594	170

United Community Banks, Inc.	3,147	90

United Financial Bancorp, Inc.	3,810	54

United Fire Group, Inc.	1,467	71

Universal Insurance Holdings, Inc.	2,392	67

Valley National Bancorp	21,295	230

	SHARES	MARKET VALUE (000S)

Virtus Investment Partners, Inc.	873	$94

Waddell & Reed Financial, Inc. ‘A’	29,024	484

Walker & Dunlop, Inc.	1,514	81

Washington Federal, Inc.	11,130	389

Washington Trust Bancorp, Inc.	528	28

Waterstone Financial, Inc.	1,873	32

WesBanco, Inc.	2,853	110

Westamerica Bancorporation	1,636	101

White Mountains Insurance Group Ltd.	60	61

Wintrust Financial Corp.	676	49

World Acceptance Corp. (a)	2,225	365

WSFS Financial Corp.	2,228	92

		16,489

HEALTH CARE 5.1%

Acadia Healthcare Co., Inc. (a)	11,725	410

Acorda Therapeutics, Inc. (a)	5,511	42

Akorn, Inc. (a)	22,993	118

Allscripts Healthcare Solutions, Inc. (a)	16,964	197

AMAG Pharmaceuticals, Inc. (a)	8,025	80

Amedisys, Inc. (a)	1,528	186

AMN Healthcare Services, Inc. (a)	2,447	133

AngioDynamics, Inc. (a)	4,432	87

Assertio Therapeutics, Inc. (a)	17,709	61

Avanos Medical, Inc. (a)	3,311	144

BioScrip, Inc. (a)	10,003	26

BioTelemetry, Inc. (a)	327	16

Cambrex Corp. (a)	1,440	67

Cantel Medical Corp.	532	43

Computer Programs & Systems, Inc.	1,312	36

CONMED Corp.	2,383	204

Diplomat Pharmacy, Inc. (a)	4,767	29

Emergent BioSolutions, Inc. (a)	2,832	137

Enanta Pharmaceuticals, Inc. (a)	285	24

Ensign Group, Inc.	2,991	170

Evolent Health, Inc. (a)	1,364	11

Genomic Health, Inc. (a)	292	17

Hanger, Inc. (a)	5,531	106

HMS Holdings Corp. (a)	5,291	171

Horizon Therapeutics PLC (a)	8,490	204

Integer Holdings Corp. (a)	2,501	210

Integra LifeSciences Holdings Corp. (a)	717	40

Invacare Corp.	5,594	29

Lannett Co., Inc. (a)(c)	5,408	33

LHC Group, Inc. (a)	1,476	177

Ligand Pharmaceuticals, Inc. (a)	257	29

Luminex Corp.	1,945	40

Magellan Health, Inc. (a)	3,018	224

Medicines Co. (a)	2,143	78

Medpace Holdings, Inc. (a)	1,703	111

Meridian Bioscience, Inc.	5,270	63

Merit Medical Systems, Inc. (a)	1,929	115

Myriad Genetics, Inc. (a)	10,445	290

National HealthCare Corp.	1,858	151

Natus Medical, Inc. (a)	2,802	72

Neogen Corp. (a)	883	55

NextGen Healthcare, Inc. (a)	6,586	131

NuVasive, Inc. (a)	3,160	185

Omnicell, Inc. (a)	909	78

OPKO Health, Inc. (a)	30,892	75

Orthofix Medical, Inc. (a)	1,688	89

Owens & Minor, Inc.	34,860	112

	SHARES	MARKET VALUE (000S)

Patterson Cos., Inc.	4,976	$114

PDL BioPharma, Inc. (a)	51,513	162

Prestige Consumer Healthcare, Inc. (a)	5,097	162

Providence Service Corp. (a)	954	55

Quidel Corp. (a)	725	43

R1 RCM, Inc. (a)	6,463	81

RadNet, Inc. (a)	3,555	49

Select Medical Holdings Corp. (a)	17,338	275

Spectrum Pharmaceuticals, Inc. (a)	1,920	17

Surgery Partners, Inc. (a)	1,547	13

SurModics, Inc. (a)	485	21

Syneos Health, Inc. (a)	409	21

Tivity Health, Inc. (a)	2,057	34

U.S. Physical Therapy, Inc.	814	100

Varex Imaging Corp. (a)	3,753	115

		6,368

INDUSTRIALS 17.7%

AAR Corp.	3,568	131

ABM Industries, Inc.	3,850	154

ACCO Brands Corp.	13,434	106

Actuant Corp. ‘A’	10,255	254

Advanced Disposal Services, Inc. (a)	6,751	215

Advanced Drainage Systems, Inc.	875	29

Aegion Corp. (a)	4,280	79

Aerojet Rocketdyne Holdings, Inc. (a)	650	29

Aerovironment, Inc. (a)	486	28

Air Lease Corp.	2,398	99

Air Transport Services Group, Inc. (a)	2,752	67

Aircastle Ltd.	15,996	340

Alamo Group, Inc.	126	13

Albany International Corp. ‘A’	843	70

Allegiant Travel Co.	1,462	210

American Woodmark Corp. (a)	275	23

Apogee Enterprises, Inc.	1,466	64

Applied Industrial Technologies, Inc.	3,523	217

ArcBest Corp.	4,323	122

Arcosa, Inc.	1,467	55

Argan, Inc.	398	16

Armstrong Flooring, Inc. (a)	4,176	41

Armstrong World Industries, Inc.	4,524	440

ASGN, Inc. (a)	1,191	72

Astec Industries, Inc.	1,708	56

Astronics Corp. (a)	563	23

Atkore International Group, Inc. (a)	7,269	188

Atlas Air Worldwide Holdings, Inc. (a)	3,456	154

Axon Enterprise, Inc. (a)	997	64

AZZ, Inc.	1,633	75

Barnes Group, Inc.	2,600	147

Beacon Roofing Supply, Inc. (a)	2,299	84

BlueLinx Holdings, Inc. (a)(c)	2,409	48

BMC Stock Holdings, Inc. (a)	4,801	102

Brady Corp. ‘A’	4,775	236

Briggs & Stratton Corp.	8,142	83

Brink’s Co.	1,693	137

Builders FirstSource, Inc. (a)	9,862	166

CAI International, Inc. (a)	2,394	59

Casella Waste Systems, Inc. ‘A’ (a)	1,756	70

CBIZ, Inc. (a)	3,418	67

Chart Industries, Inc. (a)	1,981	152

Civeo Corp. (a)	23,406	40

Clean Harbors, Inc. (a)	5,754	409

Comfort Systems USA, Inc.	1,983	101

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	63

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Continental Building Products, Inc. (a)	2,127	$57

Covanta Holding Corp.	20,315	364

Cubic Corp.	1,228	79

Deluxe Corp.	5,419	220

Douglas Dynamics, Inc.	759	30

Ducommun, Inc. (a)	256	12

DXP Enterprises, Inc. (a)	1,743	66

Dycom Industries, Inc. (a)	1,904	112

Echo Global Logistics, Inc. (a)	1,043	22

EMCOR Group, Inc.	907	80

Encore Wire Corp.	1,267	74

EnerSys	4,426	303

Ennis, Inc.	2,599	53

EnPro Industries, Inc.	599	38

ESCO Technologies, Inc.	1,235	102

Exponent, Inc.	2,076	122

Federal Signal Corp.	3,322	89

Forward Air Corp.	1,148	68

Franklin Electric Co., Inc.	1,694	80

FTI Consulting, Inc. (a)	4,007	336

GATX Corp.	7,502	595

Generac Holdings, Inc. (a)	6,993	485

Gibraltar Industries, Inc. (a)	1,963	79

Global Brass & Copper Holdings, Inc.	2,761	121

GMS, Inc. (a)	3,604	79

Gorman-Rupp Co.	586	19

Granite Construction, Inc.	1,421	68

Great Lakes Dredge & Dock Corp. (a)	2,384	26

Greenbrier Cos., Inc.	4,500	137

Griffon Corp.	8,946	151

H&E Equipment Services, Inc.	5,704	166

Harsco Corp. (a)	6,781	186

Hawaiian Holdings, Inc.	7,071	194

HC2 Holdings, Inc. (a)	4,701	11

Healthcare Services Group, Inc.	1,675	51

Heartland Express, Inc.	2,844	51

Heidrick & Struggles International, Inc.	2,776	83

Herc Holdings, Inc. (a)	2,669	122

Herman Miller, Inc.	4,930	220

Hillenbrand, Inc.	3,350	133

HNI Corp.	6,508	230

Hub Group, Inc. ‘A’ (a)	2,088	88

Huron Consulting Group, Inc. (a)	2,862	144

Hyster-Yale Materials Handling, Inc.	811	45

ICF International, Inc.	2,256	164

InnerWorkings, Inc. (a)	11,971	46

Insperity, Inc.	601	73

Interface, Inc.	5,451	84

JELD-WEN Holding, Inc. (a)	814	17

John Bean Technologies Corp.	350	42

Kaman Corp.	2,674	170

KBR, Inc.	5,438	136

Kelly Services, Inc. ‘A’	6,967	182

Kennametal, Inc.	3,024	112

Kforce, Inc.	4,700	165

Knoll, Inc.	5,190	119

Korn Ferry	3,102	124

Kratos Defense & Security Solutions, Inc. (a)	1,319	30

Landstar System, Inc.	430	46

Lindsay Corp.	1,053	87

LSC Communications, Inc.	13,635	50

Marten Transport Ltd.	2,489	45

	SHARES	MARKET VALUE (000S)

Masonite International Corp. (a)	1,801	$95

MasTec, Inc. (a)	2,081	107

Matson, Inc.	4,359	169

Matthews International Corp. ‘A’	2,136	74

McGrath RentCorp	2,070	129

Meritor, Inc. (a)	3,690	90

Milacron Holdings Corp. (a)	7,957	110

Mobile Mini, Inc.	3,532	108

Moog, Inc. ‘A’	4,935	462

MRC Global, Inc. (a)	13,023	223

MSA Safety, Inc.	1,556	164

Mueller Industries, Inc.	8,866	260

Mueller Water Products, Inc. ‘A’	7,665	75

MYR Group, Inc. (a)	2,659	99

National Presto Industries, Inc.	509	48

Navigant Consulting, Inc.	6,500	151

Navistar International Corp. (a)	425	15

NOW, Inc. (a)	11,124	164

Primoris Services Corp.	3,131	66

Proto Labs, Inc. (a)	585	68

Quad/Graphics, Inc.	11,074	88

Quanex Building Products Corp.	1,831	35

Raven Industries, Inc.	669	24

RBC Bearings, Inc. (a)	546	91

Regal Beloit Corp.	4,898	400

Resideo Technologies, Inc. (a)	7,321	160

Resources Connection, Inc.	6,512	104

Rexnord Corp. (a)	10,011	303

RR Donnelley & Sons Co.	34,742	68

Rush Enterprises, Inc. ‘A’	3,217	118

Saia, Inc. (a)	1,757	114

Schneider National, Inc. ‘B’	3,033	55

SEACOR Holdings, Inc. (a)	2,578	123

Simpson Manufacturing Co., Inc.	2,510	167

SiteOne Landscape Supply, Inc. (a)	1,504	104

SkyWest, Inc.	5,843	355

SP Plus Corp. (a)	518	17

Spirit Airlines, Inc. (a)	7,304	349

SPX Corp. (a)	859	28

SPX FLOW, Inc. (a)	4,897	205

Standex International Corp.	750	55

Steelcase, Inc. ‘A’	17,089	292

Stericycle, Inc. (a)	863	41

Sunrun, Inc. (a)	5,118	96

Team, Inc. (a)	2,266	35

Tennant Co.	1,421	87

Terex Corp.	10,037	315

Tetra Tech, Inc.	2,399	188

Textainer Group Holdings Ltd. (a)	5,470	55

Thermon Group Holdings, Inc. (a)	2,300	59

Timken Co.	4,870	250

Titan Machinery, Inc. (a)	4,216	87

Trex Co., Inc. (a)	610	44

TriMas Corp. (a)	2,370	73

TriNet Group, Inc. (a)	636	43

Trinity Industries, Inc.	4,112	85

Triumph Group, Inc.	9,595	220

TrueBlue, Inc. (a)	4,252	94

Tutor Perini Corp. (a)	6,833	95

U.S. Ecology, Inc.	349	21

UniFirst Corp.	949	179

Univar, Inc. (a)	14,783	326

Universal Forest Products, Inc.	2,348	89

Valmont Industries, Inc.	2,601	330

Veritiv Corp. (a)	3,723	72

	SHARES	MARKET VALUE (000S)

Viad Corp.	326	$22

Wabash National Corp.	6,274	102

Watts Water Technologies, Inc. ‘A’	1,859	173

Welbilt, Inc. (a)	6,470	108

Werner Enterprises, Inc.	3,390	105

Wesco Aircraft Holdings, Inc. (a)	6,995	78

WESCO International, Inc. (a)	413	21

YRC Worldwide, Inc. (a)	13,673	55

		22,298

INFORMATION TECHNOLOGY 11.2%

3D Systems Corp. (a)	3,070	28

8x8, Inc. (a)	912	22

ACI Worldwide, Inc. (a)	7,860	270

ADTRAN, Inc.	12,009	183

Advanced Energy Industries, Inc. (a)	1,183	67

Ambarella, Inc. (a)	535	24

Amkor Technology, Inc. (a)	19,778	148

Anixter International, Inc. (a)	5,521	330

Arlo Technologies, Inc. (a)	21,780	87

Avaya Holdings Corp. (a)	6,128	73

Avid Technology, Inc. (a)	1,487	14

AVX Corp.	4,437	74

Badger Meter, Inc.	1,091	65

Belden, Inc.	3,438	205

Benchmark Electronics, Inc.	7,576	190

Blackbaud, Inc.	513	43

Bottomline Technologies de, Inc. (a)	1,684	75

Brooks Automation, Inc.	3,413	132

Cabot Microelectronics Corp.	1,650	182

Calix, Inc. (a)	2,552	17

Ciena Corp. (a)	4,115	169

Cinemark Holdings, Inc.	2,820	102

Cirrus Logic, Inc. (a)	5,182	226

Coherent, Inc. (a)	613	84

CommVault Systems, Inc. (a)	2,078	103

Comtech Telecommunications Corp.	6,492	183

Conduent, Inc. (a)	8,256	79

CoreLogic, Inc. (a)	7,224	302

Cray, Inc. (a)	3,552	124

CSG Systems International, Inc.	3,817	186

CTS Corp.	1,969	54

Daktronics, Inc.	2,685	17

Diebold Nixdorf, Inc. (a)	27,482	252

Diodes, Inc. (a)	2,921	106

Ebix, Inc.	987	50

Electronics For Imaging, Inc. (a)	5,228	193

Entegris, Inc.	1,491	56

Envestnet, Inc. (a)	1,204	82

ePlus, Inc. (a)	1,080	74

ExlService Holdings, Inc. (a)	1,042	69

FARO Technologies, Inc. (a)	1,525	80

Finisar Corp. (a)	7,333	168

FireEye, Inc. (a)	4,672	69

Fitbit, Inc. ‘A’ (a)	33,184	146

Harmonic, Inc. (a)	13,001	72

II-VI, Inc. (a)	2,112	77

Infinera Corp. (a)	15,407	45

Insight Enterprises, Inc. (a)	6,494	378

InterDigital, Inc.	1,435	92

Itron, Inc. (a)	2,542	159

J2 Global, Inc.	1,510	134

KEMET Corp.	2,768	52

Knowles Corp. (a)	12,790	234

64	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Lattice Semiconductor Corp. (a)	5,401	$79

Liquidity Services, Inc. (a)	2,725	17

LiveRamp Holdings, Inc. (a)	1,866	90

LogMeIn, Inc.	271	20

Lumentum Holdings, Inc. (a)	1,178	63

Manhattan Associates, Inc. (a)	3,872	268

ManTech International Corp. ‘A’	2,153	142

Media General, Inc. CVR «	2,855	0

Methode Electronics, Inc.	2,287	65

MicroStrategy, Inc. ‘A’ (a)	950	136

MoneyGram International, Inc. (a)	9,960	25

Monotype Imaging Holdings, Inc.	1,861	31

MTS Systems Corp.	1,093	64

NCR Corp. (a)	9,209	286

NETGEAR, Inc. (a)	3,124	79

NetScout Systems, Inc. (a)	13,885	353

NIC, Inc.	3,800	61

Novanta, Inc. (a)	838	79

OneSpan, Inc. (a)	2,009	28

OSI Systems, Inc. (a)	1,354	153

Park Electrochemical Corp.	2,333	39

PC Connection, Inc.	1,005	35

PCM, Inc. (a)	2,222	78

Perficient, Inc. (a)	2,839	97

Perspecta, Inc.	2,551	60

Photronics, Inc. (a)	13,930	114

Plantronics, Inc.	4,156	154

Plexus Corp. (a)	2,278	133

Power Integrations, Inc.	1,194	96

Presidio, Inc.	7,253	99

Progress Software Corp.	5,925	258

Qualys, Inc. (a)	470	41

Rambus, Inc. (a)	6,487	78

Rogers Corp. (a)	627	108

Rubicon Project, Inc. (a)	6,849	44

Rudolph Technologies, Inc. (a)	2,041	56

Sanmina Corp. (a)	11,238	340

ScanSource, Inc. (a)	3,643	119

Science Applications International Corp.	3,157	273

Semtech Corp. (a)	2,703	130

Silicon Laboratories, Inc. (a)	902	93

SPS Commerce, Inc. (a)	213	22

Stratasys Ltd. (a)	2,859	84

SunPower Corp. (a)(c)	3,100	33

Sykes Enterprises, Inc. (a)	4,170	115

Synaptics, Inc. (a)	5,452	159

Synchronoss Technologies, Inc. (a)	3,441	27

SYNNEX Corp.	3,612	355

Tech Data Corp. (a)	6,081	636

TiVo Corp.	19,462	143

TTEC Holdings, Inc.	1,114	52

TTM Technologies, Inc. (a)	11,772	120

Unisys Corp. (a)	22,473	218

Veeco Instruments, Inc. (a)	3,093	38

Verint Systems, Inc. (a)	5,382	289

Versum Materials, Inc.	1,059	55

ViaSat, Inc. (a)	2,225	180

Viavi Solutions, Inc. (a)	7,859	104

Virtusa Corp. (a)	1,653	73

Vishay Intertechnology, Inc.	17,242	285

Xperi Corp.	8,438	174

		14,092

	SHARES	MARKET VALUE (000S)
MATERIALS 5.6%

A Schulman, Inc. «	1,831	$1

AdvanSix, Inc. (a)	2,244	55

AK Steel Holding Corp. (a)	20,118	48

Allegheny Technologies, Inc. (a)	3,635	92

Boise Cascade Co.	2,286	64

Cabot Corp.	3,277	156

Carpenter Technology Corp.	2,863	137

Clearwater Paper Corp. (a)	6,412	119

Cleveland-Cliffs, Inc. (c)	34,769	371

Commercial Metals Co.	15,017	268

Compass Minerals International, Inc.	2,571	141

Domtar Corp.	1,908	85

Eagle Materials, Inc.	467	43

Element Solutions, Inc. (a)	40,498	419

Ferro Corp. (a)	675	11

Flotek Industries, Inc. (a)	6,883	23

FutureFuel Corp.	1,112	13

GCP Applied Technologies, Inc. (a)	4,450	101

Gold Resource Corp.	7,468	25

Graphic Packaging Holding Co.	25,530	357

Greif, Inc. ‘A’	5,320	173

HB Fuller Co.	3,652	169

Hecla Mining Co.	25,274	46

Ingevity Corp. (a)	680	72

Innophos Holdings, Inc.	4,800	140

Innospec, Inc.	1,151	105

Kaiser Aluminum Corp.	1,383	135

Koppers Holdings, Inc. (a)	1,786	52

Kraton Corp. (a)	753	23

Louisiana-Pacific Corp.	5,986	157

LSB Industries, Inc. (a)	2,111	8

Materion Corp.	1,853	126

Minerals Technologies, Inc.	1,869	100

Myers Industries, Inc.	3,355	65

Neenah Paper, Inc.	1,029	70

Olin Corp.	5,306	116

Omnova Solutions, Inc. (a)	3,682	23

Owens-Illinois, Inc.	31,254	540

PH Glatfelter Co.	6,114	103

PolyOne Corp.	9,271	291

Quaker Chemical Corp.	497	101

Rayonier Advanced Materials, Inc.	4,745	31

Ryerson Holding Corp. (a)	5,044	42

Schnitzer Steel Industries, Inc. ‘A’	902	24

Schweitzer-Mauduit International, Inc.	4,214	140

Scotts Miracle-Gro Co.	663	65

Sensient Technologies Corp.	4,239	311

Silgan Holdings, Inc.	12,879	394

Stepan Co.	1,131	104

Summit Materials, Inc. ‘A’ (a)	7,131	137

SunCoke Energy, Inc. (a)	10,495	93

Tredegar Corp.	855	14

Trinseo S.A.	2,109	89

United States Steel Corp.	1,556	24

Valvoline, Inc.	2,533	49

Verso Corp. (a)	4,918	94

Warrior Met Coal, Inc.	1,470	38

Worthington Industries, Inc.	4,456	179

		6,972

REAL ESTATE 0.6%

Alexander & Baldwin, Inc.	4,846	112

HFF, Inc. ‘A’	2,169	99

	SHARES	MARKET VALUE (000S)

Kennedy-Wilson Holdings, Inc.	5,904	$121

New York REIT, Inc. «	4,082	86

Newmark Group, Inc.	2,341	21

Realogy Holdings Corp.	26,630	193

St. Joe Co. (a)	3,636	63

		695

UTILITIES 4.2%

ALLETE, Inc.	4,390	365

American States Water Co.	2,388	180

Atlantic Power Corp. (a)	16,263	39

Avista Corp.	9,439	421

Black Hills Corp.	3,112	243

California Water Service Group	3,018	153

Chesapeake Utilities Corp.	615	58

Clearway Energy, Inc. ‘C’	7,115	120

El Paso Electric Co.	5,553	363

Hawaiian Electric Industries, Inc.	1,711	75

MGE Energy, Inc.	2,735	200

New Jersey Resources Corp.	829	41

Northwest Natural Holding Co.	1,959	136

NorthWestern Corp.	6,565	474

ONE Gas, Inc.	2,108	190

Ormat Technologies, Inc.	1,359	86

Otter Tail Corp.	4,082	216

Pattern Energy Group, Inc. ‘A’	8,962	207

PNM Resources, Inc.	11,369	579

SJW Group	1,279	78

South Jersey Industries, Inc.	6,359	214

Southwest Gas Holdings, Inc.	4,687	420

Spire, Inc.	2,895	243

TerraForm Power, Inc. ‘A’	6,505	93

Unitil Corp.	1,812	109

		5,303

Total United States		107,382

Total Common Stocks (Cost $91,423)		107,625

REAL ESTATE INVESTMENT TRUSTS 13.9%

UNITED STATES 13.9%

FINANCIALS 2.7%

AG Mortgage Investment Trust, Inc.	5,160	82

Anworth Mortgage Asset Corp.	18,861	71

Apollo Commercial Real Estate Finance, Inc.	6,890	127

Arbor Realty Trust, Inc. (c)	3,016	37

Ares Commercial Real Estate Corp.	1,899	28

ARMOUR Residential REIT, Inc.	1,906	36

Blackstone Mortgage Trust, Inc. ‘A’	2,872	102

Capstead Mortgage Corp.	33,921	283

Chimera Investment Corp.	2,348	44

Dynex Capital, Inc.	4,820	81

Exantas Capital Corp.	8,964	101

Granite Point Mortgage Trust, Inc.	1,070	21

Invesco Mortgage Capital, Inc.	19,698	318

Ladder Capital Corp.	7,998	133

MFA Financial, Inc.	69,219	497

New York Mortgage Trust, Inc.	30,765	191

PennyMac Mortgage Investment Trust	21,178	462

Ready Capital Corp.	1,227	18

Redwood Trust, Inc.	15,357	254

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	65

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

TPG RE Finance Trust, Inc.	3,981	$77

Two Harbors Investment Corp.	30,031	380

Western Asset Mortgage Capital Corp.	9,015	90

		3,433

REAL ESTATE 11.2%

Acadia Realty Trust	2,631	72

Agree Realty Corp.	739	47

Alexander’s, Inc.	103	38

American Assets Trust, Inc.	2,648	125

American Finance Trust, Inc.	3,140	34

Apple Hospitality REIT, Inc.	14,757	234

Ashford Hospitality Trust, Inc.	24,119	72

Braemar Hotels & Resorts, Inc.	6,481	64

Brandywine Realty Trust	19,612	281

CareTrust REIT, Inc.	3,771	90

CBL & Associates Properties, Inc. (c)	107,771	112

Cedar Realty Trust, Inc.	17,009	45

Chatham Lodging Trust	4,902	93

Chesapeake Lodging Trust	7,481	213

Colony Capital, Inc.	2,898	14

Columbia Property Trust, Inc.	27,222	565

CorEnergy Infrastructure Trust, Inc.	1,407	56

CorePoint Lodging, Inc.	1,684	21

Corporate Office Properties Trust	8,355	220

Cousins Properties, Inc.	6,600	239

DiamondRock Hospitality Co.	29,819	308

EastGroup Properties, Inc.	1,005	117

Empire State Realty Trust, Inc. ‘A’	6,926	103

Equity Commonwealth	8,557	278

First Industrial Realty Trust, Inc.	2,304	85

Four Corners Property Trust, Inc.	729	20

Franklin Street Properties Corp.	19,209	142

GEO Group, Inc.	16,990	357

Getty Realty Corp.	2,604	80

Gladstone Commercial Corp.	957	20

Global Net Lease, Inc.	6,282	123

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	781	22

Healthcare Realty Trust, Inc.	7,194	225

Hersha Hospitality Trust	8,621	143

	SHARES	MARKET VALUE (000S)

Independence Realty Trust, Inc.	2,128	$25

Industrial Logistics Properties Trust	6,202	129

Investors Real Estate Trust	2,248	132

iStar Inc.	6,950	86

Kite Realty Group Trust	10,975	166

Lexington Realty Trust	34,521	325

LTC Properties, Inc.	2,613	119

Mack-Cali Realty Corp.	12,139	283

National Health Investors, Inc.	1,525	119

National Storage Affiliates Trust	2,354	68

New Senior Investment Group, Inc.	24,353	164

NexPoint Residential Trust, Inc.	533	22

NorthStar Realty Europe Corp.	5,192	85

Office Properties Income Trust	5,373	141

One Liberty Properties, Inc.	779	23

Outfront Media, Inc.	24,624	635

Paramount Group, Inc.	23,078	323

Pebblebrook Hotel Trust	12,925	364

Pennsylvania Real Estate Investment Trust (c)	14,492	94

Physicians Realty Trust	6,282	110

Piedmont Office Realty Trust, Inc. ‘A’	26,120	521

Potlatch Corp.	1,562	61

Preferred Apartment Communities, Inc. ‘A’	4,432	66

PS Business Parks, Inc.	1,071	181

QTS Realty Trust, Inc. ‘A’	2,730	126

Rayonier, Inc.	4,079	124

Retail Opportunity Investments Corp.	6,967	119

Retail Properties of America, Inc. ‘A’	39,867	469

Rexford Industrial Realty, Inc.	785	32

RLJ Lodging Trust	20,964	372

RPT Realty	11,597	140

Sabra Health Care REIT, Inc.	5,890	116

Seritage Growth Properties ‘A’	2,702	116

SITE Centers Corp.	31,941	423

Spirit Realty Capital, Inc.	11,023	470

STAG Industrial, Inc.	3,653	110

Summit Hotel Properties, Inc.	6,999	80

Sunstone Hotel Investors, Inc.	18,970	260

Tanger Factory Outlet Centers, Inc.	7,405	120

Taubman Centers, Inc.	4,641	189

	SHARES	MARKET VALUE (000S)

Terreno Realty Corp.	940	$46

Uniti Group, Inc.	30,714	292

Urban Edge Properties	5,004	87

Urstadt Biddle Properties, Inc. ‘A’	1,585	33

Washington Prime Group, Inc. (c)	97,606	373

Washington Real Estate Investment Trust	6,520	174

Weingarten Realty Investors	10,762	295

Whitestone REIT	2,796	35

Xenia Hotels & Resorts, Inc.	25,585	533

		14,034

Total Real Estate Investment Trusts (Cost $17,411)		17,467

RIGHTS 0.0%

CANADA 0.0%

MATERIALS 0.0%

Pan American Silver Corp. - Exp. 02/22/2029	85,406	54

Total Rights (Cost $18)		54

Total Investments in Securities (Cost $108,852)		125,146

INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

MUTUAL FUNDS 1.4%

PIMCO Government Money Market Fund (b)(c)	1,801,681	1,802

Total Short-Term Instruments (Cost $1,802)		1,802

Total Investments in Affiliates (Cost $1,802)		1,802

Total Investments 100.9% (Cost $110,654)		$126,948

Other Assets and Liabilities, net (0.9)%		(1,137)

Net Assets 100.0%		$125,811

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $1,716 were out on loan in exchange for $1,802 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

66	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
BMO	$0	$0	$0	$354	$354	$(364)	$(10)
BPS	0	0	0	331	331	(339)	(8)
SAL	0	0	0	15	15	(16)	(1)
GSC	0	0	0	262	262	(267)	(5)
MSC	0	0	0	722	722	(783)	(61)
WFS	0	0	0	32	32	(33)	(1)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$1,716

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$1,141	$0	$0	$0	$1,141
Real Estate Investment Trusts	575				575

Total Borrowings	$1,716	$0	$0	$0	$1,716

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$1,716

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Common Stocks
United Kingdom
Consumer Discretionary	$42	$0	$0	$42
Consumer Staples	41	0	0	41
Materials	160	0	0	160
United States
Communication Services	4,302	0	0	4,302
Consumer Discretionary	21,748	0	0	21,748
Consumer Staples	5,065	0	0	5,065
Energy	4,050	0	0	4,050
Financials	16,489	0	0	16,489
Health Care	6,368	0	0	6,368
Industrials	22,298	0	0	22,298
Information Technology	14,092	0	0	14,092
Materials	6,971	0	1	6,972
Real Estate	609	0	86	695
Utilities	5,303	0	0	5,303

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Real Estate Investment Trusts
United States
Financials	$3,433	$0	$0	$3,433
Real Estate	14,034	0	0	14,034
Rights
Canada
Materials	0	54	0	54

	$125,005	$54	$87	$125,146

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	1,802	0	0	1,802

Total Investments	$126,807	$54	$87	$126,948

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	67

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in

68	PIMCO EQUITY SERIES

June 30, 2019

foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

ANNUAL REPORT	JUNE 30, 2019	69

Notes to Financial Statements (Cont.)

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended June 30, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(31,636)	$(16,750)	$(3,011)	$(12,799)	$(12,630)	$(1,435)

I-2	(260)	(148)	(16)	(122)	(156)	(60)

Class A	(75)	(41)	(29)	(61)	(143)	(99)

Class C	(29)	(61)	(47)	(20)	(71)	(6)

From net realized capital gains

Institutional Class	(112,594)	(9,742)	0	(302)	(24,086)	(3,201)

I-2	(999)	(87)	0	(3)	(312)	(137)

Class A	(286)	(26)	0	(1)	(304)	(272)

Class C	(137)	(40)	0	(1)	(196)	(23)

Total Distributions from Net Investment Income and/or net Realized Capital Gains	$(146,016)	$(26,895)	$(3,103)	$(13,309)	$(37,898)	$(5,233)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

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If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to

ANNUAL REPORT	JUNE 30, 2019	71

Notes to Financial Statements (Cont.)

deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

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so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2019 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$0	$167,100	$(122,988)	$0	$0	$44,112	$400	$0

PIMCO RAE International Fund	0	90,061	(77,452)	0	0	12,609	132	0

PIMCO RAE US Fund	0	38,300	(29,160)	0	0	9,140	81	0

PIMCO RAE US Small Fund	0	12,214	(10,412)	0	0	1,802	25	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The PIMCO RAE Global Fund may invest substantially all or a significant portion of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

PIMCO RAE Global Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$43,001	$18,754	$(20,017)	$339	$(3,270)	$38,807	$1,477	$2,685

PIMCO RAE International Fund	161,744	56,854	(74,498)	2,389	(14,033)	132,456	4,441	3,553

PIMCO RAE US Fund	161,300	50,827	(86,431)	2,217	(5,238)	122,675	4,178	5,419

Totals	$366,045	$126,435	$(180,946)	$4,945	$(22,541)	$293,938	$10,096	$11,657

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Notes to Financial Statements (Cont.)

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$16,805	$5,107	$(2,890)	$(483)	$(789)	$17,750	$594	$1,057

PIMCO RAE International Fund	63,164	12,736	(10,561)	(579)	(4,424)	60,336	1,792	1,403

Totals	$79,969	$17,843	$(13,451)	$(1,062)	$(5,213)	$78,086	$2,386	$2,460

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is

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recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

New/Small Fund	—	—	X	—	—	—

Allocation	—	X	X	—	—	—

Acquired Fund	—	X	X	—	—	—

Equity	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—	—

Emerging Markets	X	X	X	X	—	—

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Distressed Company	—	X	X	—	—	X

Currency	X	X	X	X	—	—

Real Estate	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Management	X	X	X	X	X	X

Small Company	—	X	X	—	—	X

Derivatives	X	X	X	X	X	X

Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

76	PIMCO EQUITY SERIES

June 30, 2019

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of qualitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions

ANNUAL REPORT	JUNE 30, 2019	77

Notes to Financial Statements (Cont.)

may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

78	PIMCO EQUITY SERIES

June 30, 2019

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C
PIMCO RAE Emerging Markets Fund(1)	0.50%	0.45%	0.55%	N/A		0.55%	0.55%~
PIMCO RAE Global Fund(1)	0.40%	0.30%	0.40%	N/A		0.40%	0.40%~
PIMCO RAE Global ex-US Fund(1)	0.40%	0.35%	0.45%	N/A		0.45%	0.45%~
PIMCO RAE International Fund(2)	0.30%	0.30%	0.40%	N/A		0.40%	0.40%~
PIMCO RAE US Fund(2)	0.25%	0.25%	0.35%	0.45%	*(3)	0.40%	0.40%~
PIMCO RAE US Small Fund(2)	0.35%	0.25%	0.35%	N/A		0.40%	0.40%~

~	This share class was liquidated during the reporting period.
*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through October 31, 2019, to reduce its Investment Advisory Fee by 0.20% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through October 31, 2019, to reduce its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund.
(3)

PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended June 30, 2019, the Distributor retained $49,570 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit,

custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation   Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net

ANNUAL REPORT	JUNE 30, 2019	79

Notes to Financial Statements (Cont.)

assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Fee Waiver	Expiration Date

PIMCO RAE Emerging Markets Fund	0.20%	10/31/2019

PIMCO RAE Global Fund	0.20%	10/31/2019

PIMCO RAE Global ex-US Fund	0.20%	10/31/2019

PIMCO RAE International Fund	0.10%	10/31/2019

PIMCO RAE US Fund	0.10%	10/31/2019

PIMCO RAE US Small Fund	0.10%	10/31/2019

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at June 30, 2019, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$3,159	$3,927	$4,311	$11,397

PIMCO RAE Global Fund	811	867	707	2,385

PIMCO RAE Global ex-US Fund	151	178	160	489

PIMCO RAE International Fund	380	568	609	1,557

PIMCO RAE US Fund	653	720	857	2,230

PIMCO RAE US Small Fund	111	124	161	396

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary,

the Supervisory and Administrative Fee it receives from the PIMCO RAE Global Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

80	PIMCO EQUITY SERIES

June 30, 2019

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2019, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$4,145

PIMCO RAE Global Fund	2,324

PIMCO RAE Global ex-US Fund	577

PIMCO RAE International Fund	562

PIMCO RAE US Fund	792

PIMCO RAE US Small Fund	149

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$1,296,516	$529,313

PIMCO RAE Global Fund	0	0	126,435	180,946

PIMCO RAE Global ex-US Fund	0	0	17,843	13,451

PIMCO RAE International Fund	0	0	263,542	230,082

PIMCO RAE US Fund	0	0	255,866	294,718

PIMCO RAE US Small Fund	0	0	97,206	94,124

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund						PIMCO RAE Global Fund						PIMCO RAE Global ex-US Fund

	Year Ended 06/30/2019				Year Ended 06/30/2018		Year Ended 06/30/2019				Year Ended 06/30/2018		Year Ended 06/30/2019				Year Ended 06/30/2018

	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	102,453		$1,015,229		30,347	$349,297	8,350		$92,149		5,200	$59,960	1,259		$12,709		57	$648

I-2	1,627		15,760		845	9,918	23		260		82	929	12		123		62	692

Class A	6,668		69,158		628	7,473	92		976		81	940	164		1,654		88	1,003

Class C	2	(a)	27	(a)	208	2,439	3	(a)	34	(a)	60	688	0	(a)	1	(a)	82	926
Issued as reinvestment of distributions

Institutional Class	20,956		196,505		12,803	144,230	2,703		26,021		2,182	25,015	211		1,951		300	3,392

I-2	113		1,053		112	1,259	18		170		21	235	1		12		2	19

Class A	90		838		32	361	14		137		6	67	4		37		3	35

Class C	0	(a)	0	(a)	15	166	0	(a)	0	(a)	9	100	0	(a)	0	(a)	5	54
Cost of shares redeemed

Institutional Class	(30,251)		(304,408)		(10,430)	(122,669)	(15,301)		(164,049)		(12,724)	(144,589)	(1,193)		(11,767)		(739)	(8,369)

I-2	(1,727)		(17,183)		(680)	(7,893)	(319)		(3,313)		(95)	(1,074)	(56)		(562)		(12)	(133)

Class A	(5,800)		(60,478)		(151)	(1,744)	(57)		(584)		(44)	(497)	(111)		(1,115)		(16)	(176)

Class C	(194	)(a)	(1,933	)(a)	(132)	(1,536)	(139	)(a)	(1,483	)(a)	(72)	(810)	(155	)(a)	(1,555	)(a)	(30)	(331)

Net increase (decrease) resulting from Fund share transactions	93,937		$914,568		33,597	$381,301	(4,613)		$(49,682)		(5,294)	$(59,036)	136		$1,488		(198)	$(2,240)

	PIMCO RAE International Fund						PIMCO RAE US Fund						PIMCO RAE US Small Fund

	Year Ended 06/30/2019				Year Ended 06/30/2018		Year Ended 06/30/2019				Year Ended 06/30/2018		Year Ended 06/30/2019				Year Ended 06/30/2018

	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	24,322		$242,483		22,737	$256,560	17,018		$187,272		23,795	$269,702	6,118		$73,970		2,176	$25,480

I-2	80		782		213	2,339	939		10,218		226	2,500	87		938		79	896

Class A	136		1,306		447	4,961	776		8,577		206	2,288	168		1,828		214	2,481

Class C	5	(a)	49	(a)	76	820	28	(a)	321	(a)	124	1,362	8	(a)	97	(a)	30	349
Issued as reinvestment of distributions

Institutional Class	3,050		27,859		1,176	13,088	4,229		43,121		3,244	36,389	946		9,610		401	4,636

I-2	6		52		11	125	38		389		42	468	19		196		17	197

Class A	25		228		6	62	66		667		40	444	30		302		32	371

Class C	0	(a)	0	(a)	2	20	0	(a)	0	(a)	24	267	0	(a)	0	(a)	2	27
Cost of shares redeemed

Institutional Class	(22,511)		(223,559)		(18,960)	(207,043)	(22,286)		(246,638)		(17,502)	(194,714)	(6,409)		(71,246)		(541)	(6,516)

I-2	(189)		(1,986)		(523)	(5,840)	(331)		(3,662)		(360)	(4,009)	(221)		(2,539)		(93)	(1,083)

Class A	(110)		(1,132)		(10)	(105)	(715)		(7,765)		(314)	(3,470)	(216)		(2,164)		(621)	(7,084)

Class C	(90	)(a)	(883	)(a)	(43)	(472)	(457	)(a)	(5,213	)(a)	(246)	(2,706)	(72	)(a)	(817	)(a)	(19)	(217)

Net increase (decrease) resulting from Fund share transactions	4,724		$45,199		5,132	$64,515	(695)		$(12,713)		9,279	$108,521	458		$10,175		1,677	$19,537

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.

82	PIMCO EQUITY SERIES

June 30, 2019

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended June 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	2	0%	79%

PIMCO RAE Global ex-US Fund	2	0	84%	0%

PIMCO RAE International Fund	0	3	0%	45%

PIMCO RAE US Fund	0	1	0%	16%

PIMCO RAE US Small Fund	1	1	22%	42%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO RAE Emerging Markets Fund	$15,976	$10,192	$218,826	$(15)	$(11,161)	$0	$0

PIMCO RAE Global Fund	0	11,226	32,331	(5)	0	(1,714)	(30)

PIMCO RAE Global ex-US Fund	372	2,232	21	(2)	0	0	0

PIMCO RAE International Fund	15,148	0	18,126	(6)	(9,018)	0	0

PIMCO RAE US Fund	9,803	16,470	156,889	(16)	0	(4,048)	0

PIMCO RAE US Small Fund	1,006	0	11,771	(3)	0	(3,749)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on convertible preferred securities, non-REIT return of capital, security lending, and passive foreign investment companies (PFICs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through June 30, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through June 30, 2019 and Ordinary losses realized during the period January 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	JUNE 30, 2019	83

Notes to Financial Statements (Cont.)

June 30, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$2,039	$9,122

PIMCO RAE Global Fund	0	0

PIMCO RAE Global ex-US Fund	0	0

PIMCO RAE International Fund	8,046	972

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Emerging Markets Fund	$2,477,229	$364,928	$(146,101)	$218,827

PIMCO RAE Global Fund	261,959	32,333	0	32,333

PIMCO RAE Global ex-US Fund	78,064	22	0	22

PIMCO RAE International Fund	541,598	54,258	(36,132)	18,126

PIMCO RAE US Fund	611,658	182,157	(25,267)	156,890

PIMCO RAE US Small Fund	115,179	21,521	(9,752)	11,769

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, passive foreign investment companies (PFICs), convertible preferred securities, security lending, and non-REIT return of capital.

For the fiscal years ended June 30, 2019 and June 30, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2019			June 30, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Emerging Markets Fund	$70,027	$128,371	$0	$124,456	$21,560	$0

PIMCO RAE Global Fund	10,981	15,349	0	16,660	10,235	0

PIMCO RAE Global ex-US Fund	2,000	0	0	2,846	257	397

PIMCO RAE International Fund	16,081	13,005	0	13,002	307	0

PIMCO RAE US Fund	20,150	26,421	0	17,000	20,898	0

PIMCO RAE US Small Fund	3,828	7,497	0	1,600	3,633	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

84	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (six of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2019

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	JUNE 30, 2019	85

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BMO	BMO Capital Markets Corp.	FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SSB	State Street Bank and Trust Co.

BSN	Bank of Nova Scotia	MBC	HSBC Bank Plc	WFS	Wells Fargo Securities, LLC

FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:

JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

86	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income) %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO RAE Emerging Markets Fund	0.00%	100.00%	$0	$16,425

PIMCO RAE Global Fund	41.39%	100.00%	0	930

PIMCO RAE Global ex-US Fund	0.00%	100.00%	0	0

PIMCO RAE International Fund	0.00%	100.00%	0	1,976

PIMCO RAE US Fund	100.00%	100.00%	0	5,050

PIMCO RAE US Small Fund	100.00%	100.00%	0	2,425

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	JUNE 30, 2019	87

Shareholder Meeting Results

(Unaudited)

Special Shareholder Meeting Results

PIMCO Equity Series held a special meeting of shareholders on May 6, 2019. Shareholders voted as indicated below:

PIMCO Equity Series	Affirmative	Withheld Authority
Election of George E. Borst	366,830,141	2,613,834
Election of Kym M. Hubbard	366,843,929	2,600,046
Election of Gary F. Kennedy	366,888,058	2,555,917
Election of Peter G. Strelow†	366,487,106	2,956,869

The other members of the Board of Trustees at the time of the meeting, Ms. Jennifer Holden Dunbar and Messrs. Brent R. Harris, Peter B. McCarthy and Ronald C. Parker, continued to serve as Trustees of the Fund.

†	Interested Trustee

88	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Brent R. Harris (1959) Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2019	89

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	05/2019 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

90	PIMCO EQUITY SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2019	91

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

92	PIMCO EQUITY SERIES

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2019	93

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3003AR_063019

PIMCO EQUITY SERIES®

Annual Report

June 30, 2019

PIMCO REALPATH® Blend 2020 Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Notes to Financial Statements		69

Report of Independent Registered Public Accounting Firm		91

Glossary		92

Federal Income Tax Information		93

Shareholder Meeting Results		94

Management of the Trust		95

Privacy Policy		98

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2020 Fund	8	42

PIMCO REALPATH® Blend 2025 Fund	10	45

PIMCO REALPATH® Blend 2030 Fund	12	48

PIMCO REALPATH® Blend 2035 Fund	14	51

PIMCO REALPATH® Blend 2040 Fund	16	54

PIMCO REALPATH® Blend 2045 Fund	18	57

PIMCO REALPATH® Blend 2050 Fund	20	60

PIMCO REALPATH® Blend 2055 Fund	22	63

PIMCO REALPATH® Blend Income Fund	24	66

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.85% on June 30, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.56%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.40%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.89%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 11.32%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.99%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.42%. Emerging

2	PIMCO EQUITY SERIES

market equities, as measured by the MSCI Emerging Markets Index, returned 1.21%, whereas global equities, as represented by the MSCI World Index, returned 6.33%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.54% and European equities, as represented by the MSCI Europe Index (in EUR), returned 4.46%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $79 a barrel, but by the end, it was roughly $67 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices moved higher, whereas copper prices declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.66% and 3.87% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.70% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2019	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States are at or near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Funds may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

4	PIMCO EQUITY SERIES

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

ANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Funds (cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2020 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Funds at (888) 87-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2019	7

PIMCO REALPATH® Blend 2020 Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2020 Fund Institutional Class	6.50%	5.48%
PIMCO REALPATH® Blend 2020 Fund Administrative Class	6.25%	5.20%
PIMCO REALPATH® Blend 2020 Fund Class A	6.00%	4.98%
PIMCO REALPATH® Blend 2020 Fund Class A (adjusted)	0.16%	3.67%
S&P Target Date 2020 Index±	5.79%	5.62%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.49% for the Institutional Class shares, 0.74% for the Administrative Class shares, and 0.99% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	22.2%
PIMCO Income Fund	16.2%
PIMCO Long-Term Real Return Fund	11.1%
PIMCO Total Return Fund	8.8%
Vanguard Developed Markets Index Fund ‘Admiral’	8.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.6%
PIMCO Long-Term U.S. Government Fund	7.5%
PIMCO High Yield Fund	5.7%
PIMCO Real Return Fund	2.6%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2.1%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	9

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	6.53%	5.79%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	6.29%	5.51%
PIMCO REALPATH® Blend 2025 Fund Class A	6.03%	5.27%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	0.18%	3.95%
S&P Target Date 2025 Index±	5.70%	6.11%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.43% for the Institutional Class shares, 0.68% for the Administrative Class shares, and 0.93% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	28.0%
PIMCO Income Fund	12.5%
Vanguard Developed Markets Index Fund	10.7%
PIMCO Long-Term Real Return Fund	10.0%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.4%
PIMCO Long-Term U.S. Government Fund	6.8%
PIMCO Total Return Fund	6.0%
PIMCO High Yield Fund	5.6%
Vanguard Small-Cap Index Fund ‘Admiral’	2.3%
PIMCO Emerging Markets Local Currency and Bond Fund	1.8%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	11

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	6.84%	6.37%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	6.50%	6.10%
PIMCO REALPATH® Blend 2030 Fund Class A	6.28%	5.86%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	0.44%	4.54%
S&P Target Date 2030 Index±	5.56%	6.56%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.38% for the Institutional Class shares, 0.63% for the Administrative Class shares, and 0.88% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	33.4%
Vanguard Developed Markets Index Fund	12.6%
PIMCO Income Fund	10.3%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.2%
PIMCO Long-Term Real Return Fund	7.5%
PIMCO High Yield Fund	5.6%
PIMCO Long-Term U.S. Government Fund	5.0%
PIMCO Total Return Fund	4.2%
Vanguard Small-Cap Index Fund ‘Admiral’	2.8%
PIMCO Emerging Markets Local Currency and Bond Fund	1.9%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	13

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	6.67%	6.58%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	6.43%	6.31%
PIMCO REALPATH® Blend 2035 Fund Class A	6.15%	6.07%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	0.28%	4.75%
S&P Target Date 2035 Index±	5.36%	6.96%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.33% for the Institutional Class shares, 0.58% for the Administrative Class shares, and 0.83% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	38.3%
Vanguard Developed Markets Index Fund	15.0%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9.7%
PIMCO Income Fund	8.6%
PIMCO High Yield Fund	5.6%
PIMCO Long-Term Real Return Fund	5.1%
PIMCO Long-Term U.S. Government Fund	3.4%
Vanguard Small-Cap Index Fund ‘Admiral’	3.3%
PIMCO Total Return Fund	2.9%
PIMCO Emerging Markets Local Currency and Bond Fund	1.9%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	15

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	6.44%	6.79%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	6.21%	6.52%
PIMCO REALPATH® Blend 2040 Fund Class A	5.99%	6.25%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	0.15%	4.93%
S&P Target Date 2040 Index±	5.26%	7.25%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.28% for the Institutional Class shares, 0.53% for the Administrative Class shares, and 0.78% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	42.3%
Vanguard Developed Markets Index Fund	17.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.2%
PIMCO Income Fund	7.1%
PIMCO High Yield Fund	5.6%
Vanguard Small-Cap Index Fund ‘Admiral’	3.6%
PIMCO Long-Term Real Return Fund	3.0%
PIMCO Long-Term U.S. Government Fund	1.9%
PIMCO Emerging Markets Local Currency and Bond Fund	1.9%
PIMCO Total Return Fund	1.7%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. real estate contributed to absolute performance, as U.S. real estate posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	17

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	6.45%	6.80%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	6.21%	6.54%
PIMCO REALPATH® Blend 2045 Fund Class A	5.88%	6.27%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	0.02%	4.94%
S&P Target Date 2045 Index±	5.15%	7.43%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares, and 0.75% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	45.4%
Vanguard Developed Markets Index Fund	18.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.4%
PIMCO Income Fund	5.8%
PIMCO High Yield Fund	5.4%
Vanguard Small-Cap Index Fund ‘Admiral’	3.9%
PIMCO Emerging Markets Local Currency and Bond Fund	2.0%
PIMCO Long-Term Real Return Fund	1.4%
PIMCO Long-Term U.S. Government Fund	1.0%
PIMCO Total Return Fund	0.8%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate contributed to absolute performance, as U.S. real estate posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	19

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	6.54%	6.95%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	6.22%	6.66%
PIMCO REALPATH® Blend 2050 Fund Class A	5.99%	6.40%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	0.14%	5.07%
S&P Target Date 2050 Index±	5.04%	7.58%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	47.1%
Vanguard Developed Markets Index Fund	20.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.5%
PIMCO High Yield Fund	5.3%
PIMCO Income Fund	5.1%
Vanguard Small-Cap Index Fund ‘Admiral’	3.9%
PIMCO Emerging Markets Local Currency and Bond Fund	1.8%
PIMCO Long-Term Real Return Fund	0.6%
PIMCO Long-Term U.S. Government Fund	0.4%
PIMCO Total Return Fund	0.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate contributed to absolute performance, as U.S. real estate posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	21

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	6.41%	6.86%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	6.02%	6.59%
PIMCO REALPATH® Blend 2055 Fund Class A	5.86%	6.29%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	0.04%	4.97%
S&P Target Date 2055+ Index±	5.03%	7.67%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	47.8%
Vanguard Developed Markets Index Fund	20.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10.5%
PIMCO High Yield Fund	4.9%
PIMCO Income Fund	4.7%
Vanguard Small-Cap Index Fund ‘Admiral’	4.1%
PIMCO Emerging Markets Local Currency and Bond Fund	1.8%
PIMCO Long-Term Real Return Fund	0.6%
PIMCO Long-Term U.S. Government Fund	0.3%
PIMCO Total Return Fund	0.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. real estate contributed to absolute performance, as U.S. real estate posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through June 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	6.70%	5.39%
PIMCO REALPATH® Blend Income Fund Administrative Class	6.44%	5.12%
PIMCO REALPATH® Blend Income Fund Class A	6.25%	4.87%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	0.44%	3.57%
S&P Target Date Retirement Income Index±	5.92%	4.21%

All Fund returns are net of fees and expenses.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.50% for the Institutional Class shares, 0.75% for the Administrative Class shares, and 1.00% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of 06/30/2019†§

Vanguard Institutional Index Fund ‘Institutional’	20.8%
PIMCO Income Fund	16.9%
PIMCO Long-Term Real Return Fund	11.2%
PIMCO Total Return Fund	9.4%
Vanguard Developed Markets Index Fund ‘Admiral’	8.0%
PIMCO Long-Term U.S. Government Fund	7.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.5%
PIMCO High Yield Fund	5.8%
PIMCO Real Return Fund	2.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	2.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2019	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2020 Fund
Institutional Class	$1,000.00	$1,107.40	$0.21	$1,000.00	$1,024.46	$0.20	0.04%
Administrative Class	1,000.00	1,106.20	1.51	1,000.00	1,023.23	1.45	0.29
Class A	1,000.00	1,106.00	2.80	1,000.00	1,021.99	2.69	0.54

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,120.70	$0.21	$1,000.00	$1,024.46	$0.20	0.04%
Administrative Class	1,000.00	1,119.70	1.52	1,000.00	1,023.23	1.45	0.29
Class A	1,000.00	1,117.30	2.82	1,000.00	1,021.99	2.69	0.54

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,133.80	$0.26	$1,000.00	$1,024.41	$0.25	0.05%
Administrative Class	1,000.00	1,131.70	1.58	1,000.00	1,023.18	1.50	0.30
Class A	1,000.00	1,130.60	2.89	1,000.00	1,021.95	2.74	0.55

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,140.40	$0.32	$1,000.00	$1,024.36	$0.30	0.06%
Administrative Class	1,000.00	1,139.30	1.64	1,000.00	1,023.13	1.55	0.31
Class A	1,000.00	1,138.40	2.95	1,000.00	1,021.90	2.79	0.56

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,146.20	$0.32	$1,000.00	$1,024.36	$0.30	0.06%
Administrative Class	1,000.00	1,144.00	1.64	1,000.00	1,023.13	1.55	0.31
Class A	1,000.00	1,143.20	2.96	1,000.00	1,021.90	2.79	0.56

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,149.80	$0.32	$1,000.00	$1,024.36	$0.30	0.06%
Administrative Class	1,000.00	1,149.90	1.64	1,000.00	1,023.13	1.55	0.31
Class A	1,000.00	1,147.70	2.97	1,000.00	1,021.90	2.79	0.56

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,155.10	$0.32	$1,000.00	$1,024.36	$0.30	0.06%
Administrative Class	1,000.00	1,153.20	1.65	1,000.00	1,023.13	1.55	0.31
Class A	1,000.00	1,151.30	2.97	1,000.00	1,021.90	2.79	0.56

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,152.80	$0.32	$1,000.00	$1,024.36	$0.30	0.06%
Administrative Class	1,000.00	1,150.80	1.64	1,000.00	1,023.13	1.55	0.31
Class A	1,000.00	1,150.10	2.97	1,000.00	1,021.90	2.79	0.56

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,105.50	$0.21	$1,000.00	$1,024.46	$0.20	0.04%
Administrative Class	1,000.00	1,104.20	1.50	1,000.00	1,023.23	1.45	0.29
Class A	1,000.00	1,103.50	2.80	1,000.00	1,021.99	2.69	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2019	27

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2020 Fund
Institutional Class

06/30/2019	$10.98	$0.37	$0.30	$0.67	$(0.34)	$(0.17)	$0.00	$(0.51)

06/30/2018	10.58	0.31	0.33	0.64	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.90	0.31	0.60	0.91	(0.23)	0.00	0.00	(0.23)

06/30/2016	9.97	0.32	(0.06)	0.26	(0.31)	(0.02)	0.00	(0.33)

12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	10.97	0.33	0.32	0.65	(0.32)	(0.17)	0.00	(0.49)

06/30/2018	10.58	0.33	0.28	0.61	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.90	0.27	0.62	0.89	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)

12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	10.97	0.30	0.32	0.62	(0.29)	(0.17)	0.00	(0.46)

06/30/2018	10.57	0.26	0.33	0.59	(0.19)	0.00	0.00	(0.19)

06/30/2017	9.91	0.33	0.53	0.86	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)

12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

06/30/2019	$11.15	$0.36	$0.32	$0.68	$(0.32)	$(0.18)	$0.00	$(0.50)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)

12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	0.00	(0.48)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)

12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	0.00	(0.45)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	0.00	(0.17)

06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)

06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)

12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

06/30/2019	$11.39	$0.34	$0.39	$0.73	$(0.32)	$(0.26)	$0.00	$(0.58)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	0.00	(0.26)

06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)

06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)

12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	0.00	(0.55)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	0.00	(0.53)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	0.00	(0.21)

06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.14	6.50%	$30,482	0.04%		0.05%		0.04%		0.05%		3.39%		40%

10.98	6.03	10,812	0.04		0.05		0.04		0.05		2.86		71

10.58	9.33	8,511	0.04		0.05		0.04		0.05		2.97		36

9.90	2.77	4,152	0.03		0.03		0.03		0.03		3.28		45

9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5

11.13	6.25	12,746	0.29		0.30		0.29		0.30		3.07		40

10.97	5.74	12,407	0.29		0.30		0.29		0.30		2.97		71

10.58	9.06	11	0.29		0.30		0.29		0.30		2.63		36

9.90	2.45	10	0.28		0.28		0.28		0.28		3.01		45

9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

11.13	6.00	5,368	0.54		0.55		0.54		0.55		2.82		40

10.97	5.57	5,302	0.54		0.55		0.54		0.55		2.41		71

10.57	8.73	2,394	0.54		0.55		0.54		0.55		3.12		36

9.91	2.29	10	0.53		0.53		0.53		0.53		2.81		45

9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$11.33	6.53%	$31,946	0.04%		0.05%		0.04%		0.05%		3.26%		47%

11.15	6.92	6,824	0.04		0.04		0.04		0.04		2.75		75

10.63	10.33	6,131	0.04		0.05		0.04		0.05		2.94		27

9.85	2.10	3,395	0.03		0.03		0.03		0.03		3.32		59

9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5

11.31	6.29	21,086	0.29		0.30		0.29		0.30		2.88		47

11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90		75

10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27

9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59

9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

11.31	6.03	5,462	0.54		0.55		0.54		0.55		2.63		47

11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30		75

10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27

9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59

9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$11.54	6.84%	$52,133	0.05%		0.06%		0.05%		0.06%		3.08%		40%

11.39	7.81	13,974	0.05		0.05		0.05		0.05		2.63		98

10.81	12.20	12,978	0.05		0.06		0.05		0.06		2.99		23

9.87	1.67	6,409	0.04		0.04		0.04		0.04		3.22		65

10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6

11.52	6.50	21,469	0.30		0.31		0.30		0.31		2.71		40

11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77		98

10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23

9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65

10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

11.50	6.28	5,774	0.55		0.56		0.55		0.56		2.52		40

11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20		98

10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23

9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65

10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

ANNUAL REPORT	JUNE 30, 2019	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

06/30/2019	$11.58	$0.33	$0.38	$0.71	$(0.32)	$(0.39)	$0.00	$(0.71)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)

06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	0.00	(0.68)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	0.00	(0.65)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)

12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

06/30/2019	$11.71	$0.32	$0.38	$0.70	$(0.31)	$(0.39)	$0.00	$(0.70)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	0.00	(0.29)

06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)

12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	0.00	(0.67)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	0.00	(0.27)

06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)

12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	0.00	(0.64)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

06/30/2019	$11.79	$0.31	$0.37	$0.68	$(0.32)	$(0.48)	$0.00	$(0.80)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)

06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	0.00	(0.78)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	0.00	(0.75)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)

06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)

12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.58	6.67%	$42,033	0.06%		0.07%		0.06%		0.07%		2.94%		24%

11.58	8.56	16,958	0.06		0.07		0.06		0.07		2.52		101

10.91	13.29	17,276	0.06		0.07		0.06		0.07		2.95		20

9.83	0.64	5,958	0.05		0.05		0.05		0.05		3.05		56

10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6

11.57	6.43	18,672	0.31		0.32		0.31		0.32		2.58		24

11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69		101

10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20

9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56

10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

11.61	6.15	5,062	0.56		0.57		0.56		0.57		2.33		24

11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10		101

10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20

9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56

10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

$11.71	6.44%	$64,541	0.06%		0.07%		0.06%		0.07%		2.81%		29%

11.71	9.17	26,413	0.06		0.07		0.06		0.07		2.50		95

11.00	13.73	24,381	0.06		0.07		0.06		0.07		3.16		15

9.84	0.48	3,509	0.05		0.05		0.05		0.05		2.90		43

10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

11.69	6.21	12,386	0.31		0.32		0.31		0.32		2.48		29

11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66		95

10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15

9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43

10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

11.67	5.99	7,869	0.56		0.57		0.56		0.57		2.28		29

11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03		95

10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15

9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43

10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

$11.67	6.45%	$69,426	0.06%		0.07%		0.06%		0.07%		2.70%		16%

11.79	9.57	41,708	0.06		0.07		0.06		0.07		2.43		105

11.00	14.12	36,311	0.06		0.07		0.06		0.07		3.27		10

9.79	(0.45)	3,415	0.05		0.05		0.05		0.05		2.84		41

10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6

11.65	6.21	10,935	0.31		0.32		0.31		0.32		2.38		16

11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58		105

10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10

9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41

10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

11.64	5.88	4,280	0.56		0.57		0.56		0.57		2.15		16

11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93		105

10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10

9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41

10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

ANNUAL REPORT	JUNE 30, 2019	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2050 Fund
Institutional Class

06/30/2019	$11.86	$0.30	$0.39	$0.69	$(0.31)	$(0.50)	$0.00	$(0.81)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)

12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	0.00	(0.79)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	0.00	(0.76)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)

12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class

06/30/2019	$11.74	$0.31	$0.37	$0.68	$(0.21)	$(0.42)	$0.00	$(0.63)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	0.00	(0.33)

06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)

12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	0.00	(0.61)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	0.00	(0.31)

06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	0.00	(0.58)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	0.00	(0.28)

06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)

12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend Income Fund
Institutional Class

06/30/2019	$10.92	$0.37	$0.34	$0.71	$(0.35)	$0.00	$0.00	$(0.35)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)

12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)
Administrative Class

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	0.00	(0.32)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	0.00	(0.18)

06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)

12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class A

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	0.00	(0.30)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	0.00	(0.16)

06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)

12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.74	6.54%	$84,302	0.06%		0.07%		0.06%		0.07%		2.64%		16%

11.86	9.69	50,057	0.06		0.07		0.06		0.07		2.39		108

11.05	14.40	43,554	0.06		0.07		0.06		0.07		3.26		10

9.82	(0.40)	3,934	0.05		0.05		0.05		0.05		2.86		38

10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

11.71	6.22	17,027	0.31		0.32		0.31		0.32		2.34		16

11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58		108

11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10

9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38

10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

11.67	5.99	4,520	0.56		0.57		0.56		0.57		2.09		16

11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90		108

11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10

9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38

10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$11.79	6.41%	$32,098	0.06%		0.07%		0.06%		0.07%		2.76%		51%

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14

9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38

10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14

9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38

10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14

9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38

10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

$11.28	6.70%	$21,432	0.04%		0.05%		0.04%		0.05%		3.41%		64%

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30

9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41

9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30

9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41

9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30

9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41

9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

ANNUAL REPORT	JUNE 30, 2019	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Assets:

Investments, at value
Investments in securities*	$19,734	$29,606	$47,204	$43,886
Investments in Affiliates	28,890	29,213	33,171	21,781
Financial Derivative Instruments
Exchange-traded or centrally cleared	116	129	0	0
Cash	0	0	0	1
Receivable for investments sold	476	425	552	697
Receivable for investments in Affiliates sold	0	0	0	0
Receivable for Fund shares sold	13	72	32	38
Dividends receivable from Affiliates	111	110	123	82
Reimbursement receivable from PIMCO	1	1	1	1
Total Assets	49,341	59,556	81,083	66,486

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$20	$23	$0	$0
Over the counter	24	38	58	44
Payable for investments in Affiliates purchased	636	991	1,063	651
Payable for Fund shares redeemed	59	2	576	15
Accrued investment advisory fees	0	0	1	1
Accrued supervisory and administrative fees	2	2	3	2
Accrued distribution fees	2	4	4	4
Accrued servicing fees	1	1	1	1
Other liabilities	1	1	1	1
Total Liabilities	745	1,062	1,707	719

Net Assets	$48,596	$58,494	$79,376	$65,767

Net Assets Consist of:

Paid in capital	$47,053	$56,512	$76,012	$62,659
Distributable earnings (accumulated loss)	1,543	1,982	3,364	3,108

Net Assets	$48,596	$58,494	$79,376	$65,767

Cost of investments in securities	$18,732	$28,330	$45,035	$41,637
Cost of investments in Affiliates	$28,205	$28,587	$32,364	$21,296
Cost or premiums of financial derivative instruments, net	$223	$249	$0	$0

* Includes repurchase agreements of:	$262	$562	$604	$389

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$62,530	$67,094	$86,701	$29,714	$15,515
22,405	17,666	19,121	5,693	24,824

0	0	0	0	94
1	1	0	1	1
542	24	26	13	326
0	0	0	0	46
35	37	113	66	10
82	67	71	23	95
1	1	2	1	1
85,596	84,890	106,034	35,511	40,912

$0	$0	$0	$0	$17
54	51	71	15	14
692	67	71	23	652
45	123	32	8	0
2	2	2	1	0
3	2	3	1	2
2	2	3	0	2
1	1	1	1	2
1	1	2	1	1
800	249	185	50	690

$84,796	$84,641	$105,849	$35,461	$40,222

$80,867	$80,509	$100,437	$33,703	$38,554
3,929	4,132	5,412	1,758	1,668

$84,796	$84,641	$105,849	$35,461	$40,222

$59,614	$63,825	$82,351	$28,340	$14,195
$21,970	$17,392	$18,835	$5,592	$24,235
$0	$0	$0	$0	$184

$341	$689	$514	$373	$211

ANNUAL REPORT	JUNE 30, 2019	35

Statements of Assets and Liabilities (Cont.)

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Net Assets:

Institutional Class	$30,482	$31,946	$52,133	$42,033
Administrative Class	12,746	21,086	21,469	18,672
Class A	5,368	5,462	5,774	5,062

Shares Issued and Outstanding:

Institutional Class	2,735	2,821	4,518	3,629
Administrative Class	1,145	1,865	1,863	1,614
Class A	482	483	502	436

Net Asset Value Per Share Outstanding:

Institutional Class	$11.14	$11.33	$11.54	$11.58
Administrative Class	11.13	11.31	11.52	11.57
Class A	11.13	11.31	11.50	11.61

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$64,541	$69,426	$84,302	$32,098	$21,432
12,386	10,935	17,027	605	11,586
7,869	4,280	4,520	2,758	7,204

5,511	5,947	7,184	2,723	1,900
1,060	939	1,454	51	1,027
674	368	387	235	641

$11.71	$11.67	$11.74	$11.79	$11.28
11.69	11.65	11.71	11.78	11.28
11.67	11.64	11.67	11.73	11.24

ANNUAL REPORT	JUNE 30, 2019	37

Statements of Operations

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Investment Income:

Interest	$5	$7	$10	$7
Dividends	379	531	811	795
Dividends from Investments in Affiliates	960	891	974	678
Total Income	1,344	1,429	1,795	1,480

Expenses:

Investment advisory fees	4	4	12	15
Supervisory and administrative fees	21	22	25	23
Distribution and/or servicing fees - Administrative Class	30	50	49	43
Servicing fees - Class A	13	13	13	12
Trustee fees	3	3	4	4
Interest expense	1	1	2	1
Miscellaneous expense	2	2	3	3
Total Expenses	74	95	108	101
Waiver and/or Reimbursement by PIMCO	(3)	(4)	(5)	(4)
Net Expenses	71	91	103	97

Net Investment Income (Loss)	1,273	1,338	1,692	1,383

Net Realized Gain (Loss):

Investments in securities	(190)	(96)	(208)	(125)
Investments in Affiliates	(91)	(42)	26	9
Net capital gain distributions received from investments	41	58	91	88
Net capital gain distributions received from Affiliate investments	26	35	41	25
Exchange-traded or centrally cleared financial derivative instruments	(38)	(47)	9	3
Over the counter financial derivative instruments	77	128	205	204

Net Realized Gain (Loss)	(175)	36	164	204

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	832	1,129	1,715	1,688
Investments in Affiliates	965	988	1,066	668
Exchange-traded or centrally cleared financial derivative instruments	(101)	(116)	0	0
Over the counter financial derivative instruments	(51)	(77)	(110)	(106)

Net Change in Unrealized Appreciation (Depreciation)	1,645	1,924	2,671	2,250

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,743	$3,298	$4,527	$3,837

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$9	$11	$13	$4	$5
1,090	1,285	1,634	470	281
665	578	604	162	847
1,764	1,874	2,251	636	1,133

18	20	25	7	3
28	23	27	10	20
29	26	38	1	30
16	10	10	6	13
5	5	7	2	3
1	1	2	0	0
3	4	4	1	2
100	89	113	27	71
(5)	(6)	(7)	(2)	(3)
95	83	106	25	68

1,669	1,791	2,145	611	1,065

(143)	(126)	(130)	(99)	(239)
43	9	10	22	(97)
124	142	181	51	21
22	19	19	5	18
1	(2)	(2)	(2)	(38)
290	331	450	122	54

337	373	528	99	(281)

2,296	2,457	3,374	1,097	792
605	448	442	121	874
0	0	0	0	(85)
(130)	(155)	(207)	(40)	(37)

2,771	2,750	3,609	1,178	1,544

$4,777	$4,914	$6,282	$1,888	$2,328

ANNUAL REPORT	JUNE 30, 2019	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2020 Fund		PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands†)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,273	$586	$1,338	$622	$1,692	$756	$1,383	$780
Net realized gain (loss)	(175)	602	36	742	164	1,249	204	1,600
Net change in unrealized appreciation (depreciation)	1,645	(600)	1,924	(648)	2,671	(754)	2,250	(605)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,743	588	3,298	716	4,527	1,251	3,837	1,775

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(1,043)	(202)	(886)	(134)	(1,689)	(315)	(1,647)	(397)
Administrative Class	(548)	(187)	(864)	(256)	(943)	(269)	(1,025)	(216)
Class A	(225)	(56)	(210)	(70)	(254)	(69)	(292)	(72)

Total Distributions(a)	(1,816)	(445)	(1,960)	(460)	(2,886)	(653)	(2,964)	(685)

Portfolio Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	19,148	17,462	25,593	21,249	39,478	21,524	26,336	16,862

Total Increase (Decrease) in Net Assets	20,075	17,605	26,931	21,505	41,119	22,122	27,209	17,952

Net Assets:

Beginning of year	28,521	10,916	31,563	10,058	38,257	16,135	38,558	20,606
End of year	$48,596	$28,521	$58,494	$31,563	$79,376	$38,257	$65,767	$38,558

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund		PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend Income Fund

Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

$1,669	$906	$1,791	$1,163	$2,145	$1,410	$611	$242	$1,065	$495
337	2,088	373	2,827	528	3,472	99	788	(281)	(32)
2,771	(326)	2,750	(186)	3,609	(173)	1,178	(190)	1,544	(68)

4,777	2,668	4,914	3,804	6,282	4,709	1,888	840	2,328	395

(2,563)	(633)	(3,683)	(858)	(4,349)	(1,050)	(1,053)	(229)	(525)	(121)
(667)	(167)	(701)	(135)	(1,024)	(185)	(17)	(1)	(353)	(171)
(362)	(110)	(253)	(63)	(270)	(65)	(117)	(45)	(147)	(38)

(3,592)	(910)	(4,637)	(1,056)	(5,643)	(1,300)	(1,187)	(275)	(1,025)	(330)

40,711	11,424	28,800	13,374	36,989	17,797	22,012	3,813	14,488	16,604

41,896	13,182	29,077	16,122	37,628	21,206	22,713	4,378	15,791	16,669

42,900	29,718	55,564	39,442	68,221	47,015	12,748	8,370	24,431	7,762
$84,796	$42,900	$84,641	$55,564	$105,849	$68,221	$35,461	$12,748	$40,222	$24,431

ANNUAL REPORT	JUNE 30, 2019	41

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 40.6%

MUTUAL FUNDS 40.1%

Vanguard Developed Markets Index Fund ‘Admiral’	309,033	$4,141

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	105,191	3,713

Vanguard Institutional Index Fund ‘Institutional’	40,436	10,769

Vanguard Small-Cap Index Fund ‘Admiral’	11,316	849

Total Mutual Funds (Cost $18,470)		19,472

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		262

Total Short-Term Instruments (Cost $262)		262

Total Investments in Securities (Cost $18,732)		19,734

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 59.5%

MUTUAL FUNDS (a) 56.0%

PIMCO Emerging Markets Local Currency and Bond Fund	134,234	$945

PIMCO High Yield Fund	312,545	2,785

PIMCO Income Fund	650,424	7,883

PIMCO International Bond Fund (U.S. Dollar-Hedged)	92,976	1,035

PIMCO Long-Term Real Return Fund	630,735	5,405

PIMCO Long-Term U.S. Government Fund	566,562	3,643

PIMCO Real Return Fund	111,757	1,242

PIMCO Total Return Fund	414,340	4,288

Total Mutual Funds (Cost $26,542)		27,226

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%

PIMCO Short-Term Floating NAV Portfolio III	168,171	$1,664

Total Short-Term Instruments (Cost $1,663)		1,664

Total Investments in Affiliates (Cost $28,205)		28,890

Total Investments 100.1% (Cost $46,937)		$48,624

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $223)		72

Other Assets and Liabilities, net (0.2)%		(100)

Net Assets 100.0%		$48,596

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$262	U.S. Treasury Notes 2.250% due 03/31/2021	$(268)	$262	$262

Total Repurchase Agreements						$(268)	$262	$262

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$262	$0	$0	$262	$(268)	$(6)

Total Borrowings and Other Financing Transactions	$262	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,100.000	09/30/2019	6	$1	$37	$1
Put - CBOE S&P 500	2,300.000	09/30/2019	7	1	24	3

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$1,950.000	12/20/2019	7	$1	$23	$3
Put - CBOE S&P 500	2,100.000	12/20/2019	7	1	36	5
Put - CBOE S&P 500	2,250.000	03/20/2020	9	1	31	19
Put - CBOE S&P 500	2,400.000	03/20/2020	9	1	46	30
Put - CBOE S&P 500	2,150.000	06/19/2020	9	1	33	23
Put - CBOE S&P 500	2,325.000	06/19/2020	8	1	46	32

Total Purchased Options					$276	$116

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$1,725.000	09/30/2019	6	$1	$(11)	$0
Put - CBOE S&P 500	1,725.000	12/20/2019	7	1	(12)	(1)
Put - CBOE S&P 500	2,000.000	03/20/2020	9	1	(16)	(9)
Put - CBOE S&P 500	1,900.000	06/19/2020	8	1	(14)	(10)

Total Written Options					$(53)	$(20)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$116	$0	$0	$116	$(20)	$0	$0	$(20)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	95	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$1,035	$0	$(2)	$0	$(2)
	Receive	DWRTFT Index	71	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	794	0	(22)	0	(22)

Total Swap Agreements								$0	$(24)	$0	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(24)	$(24)	$(24)	$0	$(24)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	43

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund (Cont.)

June 30, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$116	$0	$0	$116

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$20	$0	$0	$20

Over the counter
Swap Agreements	$0	$0	$24	$0	$0	$24

	$0	$0	$44	$0	$0	$44

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(46)	$0	$0	$(46)
Futures	0	0	8	0	0	8

	$0	$0	$(38)	$0	$0	$(38)

Over the counter
Swap Agreements	$(54)	$0	$131	$0	$0	$77

	$(54)	$0	$93	$0	$0	$39

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(126)	$0	$0	$(126)
Written Options	0	0	25	0	0	25

	$0	$0	$(101)	$0	$0	$(101)

Over the counter
Swap Agreements	$2	$0	$(53)	$0	$0	$(51)

	$2	$0	$(154)	$0	$0	$(152)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$19,472	$0	$0	$19,472
Short-Term Instruments
Repurchase Agreements	0	262	0	262

	$19,472	$262	$0	$19,734

Investments in Affiliates, at Value
Mutual Funds	27,226	0	0	27,226
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,664	0	0	1,664

	$28,890	$0	$0	$28,890

Total Investments	$48,362	$262	$0	$48,624

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$116	$0	$116

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(20)	0	(20)
Over the counter	0	(24)	0	(24)

	$0	$(44)	$0	$(44)

Total Financial Derivative Instruments	$0	$72	$0	$72

Totals	$48,362	$334	$0	$48,696

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 50.6%

MUTUAL FUNDS 49.6%

Vanguard Developed Markets Index Fund	470,817	$6,318

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	139,251	4,916

Vanguard Institutional Index Fund ‘Institutional’	61,775	16,451

Vanguard Small-Cap Index Fund ‘Admiral’	18,091	1,359

Total Mutual Funds (Cost $27,768)		29,044

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (b) 1.0%
		562

Total Short-Term Instruments (Cost $562)		562

Total Investments in Securities (Cost $28,330)		29,606

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 50.0%

MUTUAL FUNDS (a) 46.3%

PIMCO Emerging Markets Local Currency and Bond Fund	153,169	$1,078

PIMCO High Yield Fund	367,003	3,270

PIMCO Income Fund	606,874	7,355

PIMCO International Bond Fund (U.S. Dollar-Hedged)	79,898	889

PIMCO Long-Term Real Return Fund	689,887	5,913

PIMCO Long-Term U.S. Government Fund	618,558	3,977

PIMCO Real Return Fund	90,526	1,006

PIMCO Total Return Fund	343,443	3,555

Total Mutual Funds (Cost $26,418)		27,043

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short-Term Floating NAV Portfolio III	219,400	$2,170

Total Short-Term Instruments (Cost $2,169)		2,170

Total Investments in Affiliates (Cost $28,587)		29,213

Total Investments 100.6% (Cost $56,917)		$58,819

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $249)		68

Other Assets and Liabilities, net (0.7)%		(393)

Net Assets 100.0%		$58,494

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$562	U.S. Treasury Notes 2.250% due 03/31/2021	$(577)	$562	$562

Total Repurchase Agreements						$(577)	$562	$562

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$562	$0	$0	$562	$(577)	$(15)

Total Borrowings and Other Financing Transactions	$562	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,100.000	09/30/2019	7	$1	$43	$1
Put - CBOE S&P 500	2,300.000	09/30/2019	7	1	24	3

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	45

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund (Cont.)

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$1,950.000	12/20/2019	8	$1	$27	$3
Put - CBOE S&P 500	2,100.000	12/20/2019	8	1	41	5
Put - CBOE S&P 500	2,250.000	03/20/2020	10	1	34	22
Put - CBOE S&P 500	2,400.000	03/20/2020	10	1	51	34
Put - CBOE S&P 500	2,150.000	06/19/2020	10	1	37	25
Put - CBOE S&P 500	2,325.000	06/19/2020	9	1	52	36

Total Purchased Options					$309	$129

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$1,725.000	09/30/2019	7	$1	$(13)	$0
Put - CBOE S&P 500	1,725.000	12/20/2019	8	1	(13)	(2)
Put - CBOE S&P 500	2,000.000	03/20/2020	10	1	(18)	(10)
Put - CBOE S&P 500	1,900.000	06/19/2020	9	1	(16)	(11)

Total Written Options					$(60)	$(23)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$129	$0	$0	$129		$(23)	$0	$0	$(23)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	101	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$1,100	$0	$(2)	$0	$(2)
	Receive	DWRTFT Index	115	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	1,286	0	(36)	0	(36)

Total Swap Agreements								$0	$(38)	$0	$(38)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(38)	$(38)	$(38)	$0	$(38)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$129	$0	$0	$129

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$23	$0	$0	$23

Over the counter
Swap Agreements	$0	$0	$38	$0	$0	$38

	$0	$0	$61	$0	$0	$61

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(54)	$0	$0	$(54)
Written Options	0	0	1	0	0	1
Futures	0	0	6	0	0	6

	$0	$0	$(47)	$0	$0	$(47)

Over the counter
Swap Agreements	$(57)	$0	$185	$0	$0	$128

	$(57)	$0	$138	$0	$0	$81

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(146)	$0	$0	$(146)
Written Options	0	0	30	0	0	30

	$0	$0	$(116)	$0	$0	$(116)

Over the counter
Swap Agreements	$2	$0	$(79)	$0	$0	$(77)

	$2	$0	$(195)	$0	$0	$(193)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$29,044	$0	$0	$29,044
Short-Term Instruments
Repurchase Agreements	0	562	0	562

	$29,044	$562	$0	$29,606

Investments in Affiliates, at Value
Mutual Funds	27,043	0	0	27,043
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,170	0	0	2,170

	$29,213	$0	$0	$29,213

Total Investments	$58,257	$562	$0	$58,819

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$129	$0	$129

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(23)	0	(23)
Over the counter	0	(38)	0	(38)

	$0	$(61)	$0	$(61)

Total Financial Derivative Instruments	$0	$68	$0	$68

Totals	$58,257	$630	$0	$58,887

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	47

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 59.5%

MUTUAL FUNDS 58.7%

Vanguard Developed Markets Index Fund	753,949	$10,118

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	275,131	7,385

Vanguard Institutional Index Fund ‘Institutional’	100,708	26,819

Vanguard Small-Cap Index Fund ‘Admiral’	30,337	2,278

Total Mutual Funds (Cost $44,431)		46,600

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.8%
		604

Total Short-Term Instruments (Cost $604)		604

Total Investments in Securities (Cost $45,035)		47,204

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 41.8%

MUTUAL FUNDS (a) 37.7%

PIMCO Emerging Markets Local Currency and Bond Fund	215,075	$1,514

PIMCO High Yield Fund	501,808	4,471

PIMCO Income Fund	680,893	8,253

PIMCO International Bond Fund (U.S. Dollar-Hedged)	69,711	776

PIMCO Long-Term Real Return Fund	703,943	6,033

PIMCO Long-Term U.S. Government Fund	625,335	4,021

PIMCO Real Return Fund	132,176	1,468

PIMCO Total Return Fund	330,349	3,419

Total Mutual Funds (Cost $29,149)		29,955

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	325,128	$3,216

Total Short-Term Instruments (Cost $3,215)		3,216

Total Investments in Affiliates (Cost $32,364)		33,171

Total Investments 101.3% (Cost $77,399)		$80,375

Financial Derivative Instruments (c) (0.1)% (Cost or Premiums, net $0)		(58)

Other Assets and Liabilities, net (1.2)%		(941)

Net Assets 100.0%		$79,376

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$604	U.S. Treasury Notes 2.250% due 03/31/2021	$(618)	$604	$604

Total Repurchase Agreements						$(618)	$604	$604

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$604	$0	$0	$604	$(618)	$(14)

Total Borrowings and Other Financing Transactions	$604	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	131	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$	1,426	$0	$(3)	$0	$(3)
	Receive	DWRTFT Index	180	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019		2,014	0	(55)	0	(55)

									$0	$(58)	$0	$(58)

Total Swap Agreements									$0	$(58)	$0	$(58)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(58)	$(58)	$(58)	$0	$(58)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$58	$0	$0	$58

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$9	$0	$0	$9

Over the counter
Swap Agreements	$(74)	$0	$279	$0	$0	$205

	$(74)	$0	$288	$0	$0	$214

Net Change in Unrealized on Financial Derivative Instruments
Over the counter
Swap Agreements	$3	$0	$(113)	$0	$0	$(110)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	49

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund (Cont.)

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$46,600	$0	$0	$46,600
Short-Term Instruments
Repurchase Agreements	0	604	0	604

	$46,600	$604	$0	$47,204

Investments in Affiliates, at Value
Mutual Funds	29,955	0	0	29,955
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,216	0	0	3,216

	$33,171	$0	$0	$33,171

Total Investments	$79,771	$604	$0	$80,375

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(58)	$0	$(58)

Total Financial Derivative Instruments	$0	$(58)	$0	$(58)

Totals	$79,771	$546	$0	$80,317

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 66.8%

MUTUAL FUNDS 66.2%

Vanguard Developed Markets Index Fund	733,998	$9,850

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	180,296	6,364

Vanguard Institutional Index Fund ‘Institutional’	94,433	25,148

Vanguard Small-Cap Index Fund ‘Admiral’	28,427	2,135

Total Mutual Funds (Cost $41,248)		43,497

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		389

Total Short-Term Instruments (Cost $389)		389

Total Investments in Securities (Cost $41,637)		43,886

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 33.1%

MUTUAL FUNDS (a) 29.4%

PIMCO Emerging Markets Local Currency and Bond Fund	178,834	$1,259

PIMCO High Yield Fund	412,721	3,677

PIMCO Income Fund	467,017	5,660

PIMCO International Bond Fund (U.S. Dollar-Hedged)	40,064	446

PIMCO Long-Term Real Return Fund	393,597	3,373

PIMCO Long-Term U.S. Government Fund	349,479	2,247

PIMCO Real Return Fund	71,235	792

PIMCO Total Return Fund	184,699	1,912

Total Mutual Funds (Cost $18,882)		19,366

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short-Term Floating NAV Portfolio III	244,142	$2,415

Total Short-Term Instruments (Cost $2,414)		2,415

Total Investments in Affiliates (Cost $21,296)		21,781

Total Investments 99.9% (Cost $62,933)		$65,667

Financial Derivative Instruments (c) (0.1)% (Cost or Premiums, net $0)		(44)

Other Assets and Liabilities, net 0.2%		144

Net Assets 100.0%		$65,767

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$389	U.S. Treasury Notes 2.250% due 03/31/2021	$(400)	$389	$389

Total Repurchase Agreements						$(400)	$389	$389

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$389	$0	$0	$389	$(400)	$(11)

Total Borrowings and Other Financing Transactions	$389	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	51

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	121	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$1,318	$0	$(2)	$0	$(2)
	Receive	DWRTFT Index	135	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	1,510	0	(42)	0	(42)

Total Swap Agreements								$0	$(44)	$0	$(44)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(44)	$(44)	$(44)	$0	$(44)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$44	$0	$0	$44

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$(65)	$0	$269	$0	$0	$204

	$(65)	$0	$272	$0	$0	$207

Net Change in Unrealized on Financial Derivative Instruments
Over the counter
Swap Agreements	$3	$0	$(109)	$0	$0	$(106)

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$43,497	$0	$0	$43,497
Short-Term Instruments
Repurchase Agreements	0	389	0	389

	$43,497	$389	$0	$43,886

Investments in Affiliates, at Value
Mutual Funds	19,366	0	0	19,366
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,415	0	0	2,415

	$21,781	$0	$0	$21,781

Total Investments	$65,278	$389	$0	$65,667

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(44)	$0	$(44)

Total Financial Derivative Instruments	$0	$(44)	$0	$(44)

Totals	$65,278	$345	$0	$65,623

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	53

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.8%

MUTUAL FUNDS 73.4%

Vanguard Developed Markets Index Fund	1,082,925	$14,533

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	322,003	8,642

Vanguard Institutional Index Fund ‘Institutional’	134,869	35,917

Vanguard Small-Cap Index Fund ‘Admiral’	41,240	3,097

Total Mutual Funds (Cost $59,273)		62,189

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		341

Total Short-Term Instruments (Cost $341)		341

Total Investments in Securities (Cost $59,614)		62,530

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 26.4%

MUTUAL FUNDS (a) 22.3%

PIMCO Emerging Markets Local Currency and Bond Fund	230,727	$1,624

PIMCO High Yield Fund	532,208	4,742

PIMCO Income Fund	497,339	6,028

PIMCO International Bond Fund (U.S. Dollar-Hedged)	30,186	336

PIMCO Long-Term Real Return Fund	298,632	2,559

PIMCO Long-Term U.S. Government Fund	254,654	1,637

PIMCO Real Return Fund	53,849	598

PIMCO Total Return Fund	138,890	1,438

Total Mutual Funds (Cost $18,530)		18,962

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	348,030	$3,443

Total Short-Term Instruments (Cost $3,440)		3,443

Total Investments in Affiliates (Cost $21,970)		22,405

Total Investments 100.2% (Cost $81,584)		$84,935

Financial Derivative Instruments (c) (0.1)% (Cost or Premiums, net $0)		(54)

Other Assets and Liabilities, net (0.1)%		(85)

Net Assets 100.0%		$84,796

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$341	U.S. Treasury Notes 2.250% due 03/31/2021	$(350)	$341	$341

Total Repurchase Agreements						$(350)	$341	$341

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$341	$0	$0	$341	$(350)	$(9)

Total Borrowings and Other Financing Transactions	$341	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	168	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$	1,829	$0	$(4)	$0	$(4)
	Receive	DWRTFT Index	162	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019		1,812	0	(50)	0	(50)

Total Swap Agreements									$0	$(54)	$0	$(54)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$ 0	$0	$0	$0	$0	$0	$(54)	$(54)	$(54)	$0	$(54)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$54	$0	$0	$54

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$(79)	$0	$369	$0	$0	$290

	$(79)	$0	$370	$0	$0	$291

Net Change in Unrealized on Financial Derivative Instruments
Over the counter
Swap Agreements	$3	$0	$(133)	$0	$0	$(130)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	55

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund (Cont.)

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$62,189	$0	$0	$62,189
Short-Term Instruments
Repurchase Agreements	0	341	0	341

	$62,189	$341	$0	$62,530

Investments in Affiliates, at Value
Mutual Funds	18,962	0	0	18,962
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,443	0	0	3,443

	$22,405	$0	$0	$22,405

Total Investments	$84,594	$341	$0	$84,935

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(54)	$0	$(54)

Total Financial Derivative Instruments	$0	$(54)	$0	$(54)

Totals	$84,594	$287	$0	$84,881

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.2%

MUTUAL FUNDS 78.4%

Vanguard Developed Markets Index Fund	1,179,156	$15,824

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	329,108	8,833

Vanguard Institutional Index Fund ‘Institutional’	144,422	38,461

Vanguard Small-Cap Index Fund ‘Admiral’	43,768	3,287

Total Mutual Funds (Cost $63,137)		66,405

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.8%
		689

Total Short-Term Instruments (Cost $689)		689

Total Investments in Securities (Cost $63,826)		67,094

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.9%

MUTUAL FUNDS (a) 16.9%

PIMCO Emerging Markets Local Currency and Bond Fund	234,954	$1,654

PIMCO High Yield Fund	513,921	4,579

PIMCO Income Fund	402,230	4,875

PIMCO International Bond Fund (U.S. Dollar-Hedged)	15,181	169

PIMCO Long-Term Real Return Fund	142,770	1,223

PIMCO Long-Term U.S. Government Fund	126,408	813

PIMCO Real Return Fund	27,060	301

PIMCO Total Return Fund	65,611	679

Total Mutual Funds (Cost $14,020)		14,293

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	340,980	$3,373

Total Short-Term Instruments (Cost $3,371)		3,373

Total Investments in Affiliates (Cost $17,391)		17,666

Total Investments 100.1% (Cost $81,217)		$84,760

Financial Derivative Instruments (c) (0.0)% (Cost or Premiums, net $0)		(51)

Other Assets and Liabilities, net (0.1)%		(68)

Net Assets 100.0%		$84,641

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$689	U.S. Treasury Notes 2.250% due 03/31/2021	$(704)	$689	$689

Total Repurchase Agreements						$(704)	$689	$689

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$689	$0	$0	$689	$(704)	$(15)

Total Borrowings and Other Financing Transactions	$689	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	57

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	164	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$	1,786	$0	$(4)	$0	$(4)
	Receive	DWRTFT Index	152	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019		1,700	0	(47)	0	(47)

Total Swap Agreements									$0	$(51)	$0	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(51)	$(51)	$(51)	$0	$(51)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$51	$0	$0	$51

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$(93)	$0	$424	$0	$0	$331

	$(93)	$0	$422	$0	$0	$329

Net Change in Unrealized on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$(159)	$0	$0	$(155)

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$66,405	$0	$0	$66,405
Short-Term Instruments
Repurchase Agreements	0	689	0	689

	$66,405	$689	$0	$67,094

Investments in Affiliates, at Value
Mutual Funds	14,293	0	0	14,293
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,373	0	0	3,373

	$17,666	$0	$0	$17,666

Total Investments	$84,071	$689	$0	$84,760

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(51)	$0	$(51)

Total Financial Derivative Instruments	$0	$(51)	$0	$(51)

Totals	$84,071	$638	$0	$84,709

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	59

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.0%

MUTUAL FUNDS 81.5%

Vanguard Developed Markets Index Fund	1,576,035	$21,150

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	412,143	11,062

Vanguard Institutional Index Fund ‘Institutional’	187,034	49,809

Vanguard Small-Cap Index Fund ‘Admiral’	55,475	4,166

Total Mutual Funds (Cost $81,837)		86,187

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		514

Total Short-Term Instruments (Cost $514)		514

Total Investments in Securities (Cost $82,351)		86,701

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 18.0%

MUTUAL FUNDS (a) 13.9%

PIMCO Emerging Markets Local Currency and Bond Fund	275,331	$1,938

PIMCO High Yield Fund	634,747	5,655

PIMCO Income Fund	449,096	5,443

PIMCO International Bond Fund (U.S. Dollar-Hedged)	8,361	93

PIMCO Long-Term Real Return Fund	79,204	679

PIMCO Long-Term U.S. Government Fund	69,769	449

PIMCO Real Return Fund	15,017	167

PIMCO Total Return Fund	36,107	374

Total Mutual Funds (Cost $14,514)		14,798

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	437,039	$4,323

Total Short-Term Instruments (Cost $4,321)		4,323

Total Investments in Affiliates (Cost $18,835)		19,121

Total Investments 100.0% (Cost $101,186)		$105,822

Financial Derivative Instruments (c) (0.1)% (Cost or Premiums, net $0)		(71)

Other Assets and Liabilities, net 0.1%		98

Net Assets 100.0%		$105,849

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$514	U.S. Treasury Notes 2.250% due 03/31/2021	$(527)	$514	$514

Total Repurchase Agreements						$(527)	$514	$514

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$514	$0	$0	$514	$(527)	$(13)

Total Borrowings and Other Financing Transactions	$514	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	179	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$	1,949	$0	$(4)	$0	$(4)
	Receive	DWRTFT Index	218	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019		2,439	0	(67)	0	(67)

Total Swap Agreements									$0	$(71)	$0	$(71)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(71)	$(71)	$(71)	$0	$(71)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$71	$0	$0	$71

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$(111)	$0	$561	$0	$0	$450

	$(111)	$0	$559	$0	$0	$448

Net Change in Unrealized on Financial Derivative Instruments
Over the counter
Swap Agreements	$5	$0	$(212)	$0	$0	$(207)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	61

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund (Cont.)

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$86,187	$0	$0	$86,187
Short-Term Instruments
Repurchase Agreements	0	514	0	514

	$86,187	$514	$0	$86,701

Investments in Affiliates, at Value
Mutual Funds	14,798	0	0	14,798
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,323	0	0	4,323

	$19,121	$0	$0	$19,121

Total Investments	$105,308	$514	$0	$105,822

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(71)	$0	$(71)

Total Financial Derivative Instruments	$0	$(71)	$0	$(71)

Totals	$105,308	$443	$0	$105,751

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.8%

MUTUAL FUNDS 82.7%

Vanguard Developed Markets Index Fund	540,219	$7,250

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	105,687	3,731

Vanguard Institutional Index Fund ‘Institutional’	63,557	16,926

Vanguard Small-Cap Index Fund ‘Admiral’	19,103	1,434

Total Mutual Funds (Cost $27,967)		29,341

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 1.1%
		373

Total Short-Term Instruments (Cost $373)		373

Total Investments in Securities (Cost $28,340)		29,714

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.0%

MUTUAL FUNDS (a) 12.8%

PIMCO Emerging Markets Local Currency and Bond Fund	89,653	$631

PIMCO High Yield Fund	195,898	1,745

PIMCO Income Fund	137,577	1,667

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,158	24

PIMCO Long-Term Real Return Fund	24,982	214

PIMCO Long-Term U.S. Government Fund	17,962	116

PIMCO Real Return Fund	3,958	44

PIMCO Total Return Fund	9,320	97

Total Mutual Funds (Cost $4,438)		4,538

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%

PIMCO Short-Term Floating NAV Portfolio III	116,747	$1,155

Total Short-Term Instruments (Cost $1,154)		1,155

Total Investments in Affiliates (Cost $5,592)		5,693

Total Investments 99.8% (Cost $33,932)		$35,407

Financial Derivative Instruments (c) (0.0)% (Cost or Premiums, net $0)		(15)

Other Assets and Liabilities, net 0.2%		69

Net Assets 100.0%		$35,461

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$373	U.S. Treasury Notes 2.250% due 03/31/2021	$(385)	$373	$373

Total Repurchase Agreements						$(385)	$373	$373

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$373	$0	$0	$373	$(385)	$(12)

Total Borrowings and Other Financing Transactions	$373	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	63

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	89	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$969	$0	$(2)	$0	$(2)
	Receive	DWRTFT Index	43	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	481	0	(13)	0	(13)

Total Swap Agreements								$0	$(15)	$0	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(15)	$(15)	$(15)	$0	$(15)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$15	$0	$0	$15

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$(26)	$0	$148	$0	$0	$122

	$(26)	$0	$146	$0	$0	$120

Net Change in Unrealized on Financial Derivative Instruments
Over the counter
Swap Agreements	$1	$0	$(41)	$0	$0	$(40)

64	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$29,341	$0	$0	$29,341
Short-Term Instruments
Repurchase Agreements	0	373	0	373

	$29,341	$373	$0	$29,714

Investments in Affiliates, at Value
Mutual Funds	4,538	0	0	4,538
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,155	0	0	1,155

	$5,693	$0	$0	$5,693

Total Investments	$35,034	$373	$0	$35,407

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(15)	$0	$(15)

Total Financial Derivative Instruments	$0	$(15)	$0	$(15)

Totals	$35,034	$358	$0	$35,392

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	65

Schedule of Investments PIMCO REALPATH® Blend Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 38.5%

MUTUAL FUNDS 38.0%

Vanguard Developed Markets Index Fund ‘Admiral’	241,105	$3,231

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	85,184	3,007

Vanguard Institutional Index Fund ‘Institutional’	31,574	8,409

Vanguard Small-Cap Index Fund ‘Admiral’	8,755	657

Total Mutual Funds (Cost $13,985)		15,304

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		211

Total Short-Term Instruments (Cost $211)		211

Total Investments in Securities (Cost $14,196)		15,515

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 61.7%

MUTUAL FUNDS (a) 58.1%

PIMCO Emerging Markets Local Currency and Bond Fund	112,039	$789

PIMCO High Yield Fund	261,314	2,328

PIMCO Income Fund	563,762	6,833

PIMCO International Bond Fund (U.S. Dollar-Hedged)	86,285	960

PIMCO Long-Term Real Return Fund	527,018	4,517

PIMCO Long-Term U.S. Government Fund	473,392	3,044

PIMCO Real Return Fund	101,304	1,125

PIMCO Total Return Fund	365,375	3,781

Total Mutual Funds (Cost $22,788)		23,377

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%

PIMCO Short-Term Floating NAV Portfolio III	146,245	$1,447

Total Short-Term Instruments (Cost $1,447)		1,447

Total Investments in Affiliates (Cost $24,235)		24,824

Total Investments 100.2% (Cost $38,431)		$40,339

Financial Derivative Instruments (c)(d) 0.2% (Cost or Premiums, net $184)		63

Other Assets and Liabilities, net (0.4)%		(180)

Net Assets 100.0%		$40,222

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$211	U.S. Treasury Notes 2.250% due 03/31/2021	$(218)	$211	$211

Total Repurchase Agreements						$(218)	$211	$211

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$211	$0	$0	$211	$(218)	$(7)

Total Borrowings and Other Financing Transactions	$211	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,100.000	09/30/2019	5	$1	$31	$1
Put - CBOE S&P 500	2,300.000	09/30/2019	6	1	20	3

66	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$1,950.000	12/20/2019	6	$1	$20	$2
Put - CBOE S&P 500	2,100.000	12/20/2019	6	1	31	4
Put - CBOE S&P 500	2,250.000	03/20/2020	7	1	24	15
Put - CBOE S&P 500	2,400.000	03/20/2020	7	1	36	23
Put - CBOE S&P 500	2,150.000	06/19/2020	7	1	26	18
Put - CBOE S&P 500	2,325.000	06/19/2020	7	1	40	28

Total Purchased Options					$228	$94

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$1,725.000	09/30/2019	5	$1	$(10)	$0
Put - CBOE S&P 500	1,725.000	12/20/2019	6	1	(10)	(1)
Put - CBOE S&P 500	2,000.000	03/20/2020	7	1	(12)	(7)
Put - CBOE S&P 500	1,900.000	06/19/2020	7	1	(12)	(9)

Total Written Options					$(44)	$(17)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$94	$0	$0	$94	$(17)	$0	$0	$(17)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	98	2.811% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$1,067	$0	$(2)	$0	$(2)
	Receive	DWRTFT Index	40	2.790% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	448	0	(12)	0	(12)

Total Swap Agreements								$0	$(14)	$0	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(14)	$(14)	$(14)	$0	$(14)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	67

Schedule of Investments PIMCO REALPATH® Blend Income Fund (Cont.)

June 30, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$94	$0	$0	$94

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$17	$0	$0	$17

Over the counter
Swap Agreements	$0	$0	$14	$0	$0	$14

	$0	$0	$31	$0	$0	$31

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(40)	$0	$0	$(40)
Futures	0	0	2	0	0	2

	$0	$0	$(38)	$0	$0	$(38)

Over the counter
Swap Agreements	$(46)	$0	$100	$0	$0	$54

	$(46)	$0	$62	$0	$0	$16

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(105)	$0	$0	$(105)
Written Options	0	0	20	0	0	20

	$0	$0	$(85)	$0	$0	$(85)

Over the counter
Swap Agreements	$2	$0	$(39)	$0	$0	$(37)

	$2	$0	$(124)	$0	$0	$(122)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Mutual Funds	$15,304	$0	$0	$15,304
Short-Term Instruments
Repurchase Agreements	0	211	0	211

	$15,304	$211	$0	$15,515

Investments in Affiliates, at Value
Mutual Funds	23,377	0	0	23,377
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,447	0	0	1,447

	$24,824	$0	$0	$24,824

Total Investments	$40,128	$211	$0	$40,339

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$94	$0	$94

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(17)	0	(17)
Over the counter	0	(14)	0	(14)

	$0	$(31)	$0	$(31)

Total Financial Derivative Instruments	$0	$63	$0	$63

Totals	$40,128	$274	$0	$40,402

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2019

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

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Notes to Financial Statements (Cont.)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2020 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted

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June 30, 2019

these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended June 30, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(202)	$(134)	$(290)	$(397)	$(581)	$(858)	$(1,050)	$(229)	$(121)

Administrative Class	(187)	(256)	(243)	(216)	(150)	(135)	(185)	(1)	(171)

Class A	(56)	(70)	(62)	(72)	(99)	(63)	(65)	(45)	(38)

From net realized capital gains

Institutional Class	0	0	(25)	0	(52)	0	0	0	0

Administrative Class	0	0	(26)	0	(17)	0	0	0	0

Class A	0	0	(7)	0	(11)	0	0	0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(445)	$(460)	$(653)	$(685)	$(910)	$(1,056)	$(1,300)	$(275)	$(330)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or

ANNUAL REPORT	JUNE 30, 2019	71

Notes to Financial Statements (Cont.)

adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an

72	PIMCO EQUITY SERIES

June 30, 2019

indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2019 (amounts in thousands†):

PIMCO REALPATH® Blend 2020 Fund

Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$629	$466	$(198)	$(11)	$59	$945	$40	$0

PIMCO High Yield Fund	1,306	1,547	(138)	(7)	77	2,785	106	0

PIMCO Income Fund	3,907	4,593	(707)	(32)	122	7,883	327	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,445	1,218	(1,676)	20	28	1,035	55	2

PIMCO Long Duration Total Return Fund	1,053	758	(1,851)	(14)	54	0	46	9

PIMCO Long-Term Credit Bond Fund	1,038	745	(1,827)	(7)	51	0	45	15

PIMCO Long-Term Real Return Fund	1,423	4,482	(656)	(20)	176	5,405	97	0

PIMCO Long-Term U.S. Government Fund	0	3,735	(253)	8	153	3,643	26	0

PIMCO Real Return Fund	2,249	1,969	(3,033)	(13)	70	1,242	46	0

PIMCO Short-Term Floating NAV Portfolio III	1,166	15,937	(15,440)	1	0	1,664	37	0

PIMCO Total Return Fund	2,631	2,598	(1,100)	(16)	175	4,288	135	0

Totals	$16,847	$38,048	$(26,879)	$(91)	$965	$28,890	$960	$26

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$566	$456	$0	$0	$56	$1,078	$38	$0

PIMCO High Yield Fund	1,193	2,004	0	0	73	3,270	102	0

PIMCO Income Fund	3,048	4,631	(404)	(15)	95	7,355	263	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,030	801	(979)	13	24	889	38	2

PIMCO Long Duration Total Return Fund	1,531	1,129	(2,734)	(22)	96	0	66	13

PIMCO Long-Term Credit Bond Fund	1,509	1,125	(2,717)	(0)	83	0	65	20

PIMCO Long-Term Real Return Fund	2,059	4,268	(614)	(11)	211	5,913	112	0

PIMCO Long-Term U.S. Government Fund	0	4,016	(214)	7	168	3,977	27	0

PIMCO Real Return Fund	1,607	1,285	(1,928)	(10)	52	1,006	33	0

PIMCO Short-Term Floating NAV Portfolio III	1,319	10,849	(10,000)	1	1	2,170	49	0

PIMCO Total Return Fund	1,868	1,750	(187)	(5)	129	3,555	98	0

Totals	$15,730	$32,314	$(19,777)	$(42)	$988	$29,213	$891	$35

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June 30, 2019

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$561	$929	$(54)	$(4)	$82	$1,514	$46	$0

PIMCO High Yield Fund	1,169	3,213	0	0	89	4,471	120	0

PIMCO Income Fund	2,783	5,949	(569)	(19)	109	8,253	271	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	882	865	(1,007)	12	24	776	36	1

PIMCO Long Duration Total Return Fund	1,632	1,593	(3,327)	18	84	0	78	16

PIMCO Long-Term Credit Bond Fund	1,608	1,582	(3,307)	35	82	0	77	24

PIMCO Long-Term Real Return Fund	2,209	4,187	(597)	(10)	244	6,033	117	0

PIMCO Long-Term U.S. Government Fund	0	4,057	(209)	7	166	4,021	27	0

PIMCO Real Return Fund	1,381	1,454	(1,420)	(9)	62	1,468	35	0

PIMCO Short-Term Floating NAV Portfolio III	2,338	13,476	(12,600)	1	1	3,216	75	0

PIMCO Total Return Fund	1,609	2,028	(336)	(5)	123	3,419	92	0

Totals	$16,172	$39,333	$(23,426)	$26	$1,066	$33,171	$974	$41

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$495	$700	$0	$0	$64	$1,259	$37	$0

PIMCO High Yield Fund	1,010	2,664	(70)	0	73	3,677	95	0

PIMCO Income Fund	2,245	3,714	(360)	(15)	76	5,660	188	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	658	432	(664)	7	13	446	23	1

PIMCO Long Duration Total Return Fund	1,216	820	(2,097)	7	54	0	49	10

PIMCO Long-Term Credit Bond Fund	1,196	831	(2,098)	18	53	0	48	14

PIMCO Long-Term Real Return Fund	1,612	1,939	(305)	(3)	130	3,373	69	0

PIMCO Long-Term U.S. Government Fund	0	2,307	(160)	6	94	2,247	16	0

PIMCO Real Return Fund	1,029	717	(982)	(8)	36	792	22	0

PIMCO Short-Term Floating NAV Portfolio III	2,538	12,975	(13,100)	1	1	2,415	74	0

PIMCO Total Return Fund	1,227	1,025	(410)	(4)	74	1,912	57	0

Totals	$13,226	$28,124	$(20,246)	$9	$668	$21,781	$678	$25

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$409	$1,132	$0	$0	$83	$1,624	$41	$0

PIMCO High Yield Fund	925	3,869	(138)	(2)	88	4,742	108	0

PIMCO Income Fund	1,913	4,457	(409)	(11)	78	6,028	186	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	545	458	(686)	12	7	336	20	1

PIMCO Long Duration Total Return Fund	907	829	(1,792)	15	41	0	42	8

PIMCO Long-Term Credit Bond Fund	894	839	(1,796)	26	37	0	41	13

PIMCO Long-Term Real Return Fund	1,247	1,307	(105)	1	109	2,559	54	0

PIMCO Long-Term U.S. Government Fund	0	1,667	(105)	4	71	1,637	12	0

PIMCO Real Return Fund	853	686	(969)	(3)	31	598	18	0

PIMCO Short-Term Floating NAV Portfolio III	3,146	14,494	(14,200)	1	2	3,443	94	0

PIMCO Total Return Fund	994	1,076	(690)	(0)	58	1,438	49	0

Totals	$11,833	$30,814	$(20,890)	$43	$605	$22,405	$665	$22

ANNUAL REPORT	JUNE 30, 2019	75

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$379	$1,192	$0	$0	$83	$1,654	$40	$0

PIMCO High Yield Fund	856	3,764	(123)	(2)	84	4,579	100	0

PIMCO Income Fund	1,723	3,443	(345)	(14)	68	4,875	154	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	492	253	(587)	12	(1)	169	15	1

PIMCO Long Duration Total Return Fund	901	411	(1,353)	2	39	0	36	7

PIMCO Long-Term Credit Bond Fund	888	422	(1,359)	10	39	0	36	11

PIMCO Long-Term Real Return Fund	1,261	547	(634)	8	41	1,223	35	0

PIMCO Long-Term U.S. Government Fund	0	779	0	0	34	813	6	0

PIMCO Real Return Fund	750	378	(843)	(5)	21	301	14	0

PIMCO Short-Term Floating NAV Portfolio III	4,363	12,007	(13,000)	2	1	3,373	107	0

PIMCO Total Return Fund	873	528	(757)	(4)	39	679	35	0

Totals	$12,486	$23,724	$(19,001)	$9	$448	$17,666	$578	$19

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$358	$1,583	$(105)	$(6)	$108	$1,938	$43	$0

PIMCO High Yield Fund	809	4,914	(162)	(3)	97	5,655	110	0

PIMCO Income Fund	1,582	4,114	(311)	(5)	63	5,443	152	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	445	122	(482)	12	(4)	93	12	1

PIMCO Long Duration Total Return Fund	989	464	(1,500)	4	43	0	39	7

PIMCO Long-Term Credit Bond Fund	974	473	(1,501)	14	40	0	38	11

PIMCO Long-Term Real Return Fund	1,399	587	(1,341)	(2)	36	679	28	0

PIMCO Long-Term U.S. Government Fund	0	430	0	0	19	449	3	0

PIMCO Real Return Fund	670	224	(736)	(5)	14	167	11	0

PIMCO Short-Term Floating NAV Portfolio III	5,280	15,640	(16,600)	2	1	4,323	140	0

PIMCO Total Return Fund	779	360	(789)	(1)	25	374	28	0

Totals	$13,285	$28,911	$(23,527)	$10	$442	$19,121	$604	$19

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$62	$537	$0	$0	$32	$631	$12	$0

PIMCO High Yield Fund	153	1,708	(143)	(2)	29	1,745	31	0

PIMCO Income Fund	302	1,558	(211)	(5)	23	1,667	41	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	78	82	(138)	3	(1)	24	3	0

PIMCO Long Duration Total Return Fund	184	265	(463)	7	7	0	10	2

PIMCO Long-Term Credit Bond Fund	181	263	(461)	11	6	0	9	3

PIMCO Long-Term Real Return Fund	246	391	(438)	3	12	214	7	0

PIMCO Long-Term U.S. Government Fund	0	111	0	0	5	116	1	0

PIMCO Real Return Fund	116	157	(233)	1	3	44	3	0

PIMCO Short-Term Floating NAV Portfolio III	1,016	9,937	(9,800)	1	1	1,155	38	0

PIMCO Total Return Fund	147	173	(230)	3	4	97	7	0

Totals	$2,485	$15,182	$(12,117)	$22	$121	$5,693	$162	$5

76	PIMCO EQUITY SERIES

June 30, 2019

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$591	$453	$(297)	$(14)	$56	$789	$36	$0

PIMCO High Yield Fund	1,231	1,358	(320)	(6)	65	2,328	93	0

PIMCO Income Fund	3,860	4,224	(1,329)	(44)	122	6,833	300	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,465	1,029	(1,578)	19	25	960	53	2

PIMCO Long Duration Total Return Fund	745	451	(1,228)	(16)	48	0	31	6

PIMCO Long-Term Credit Bond Fund	735	474	(1,246)	(3)	40	0	31	10

PIMCO Long-Term Real Return Fund	998	4,116	(747)	(1)	151	4,517	80	0

PIMCO Long-Term U.S. Government Fund	0	3,368	(465)	10	131	3,044	22	0

PIMCO Real Return Fund	2,266	1,561	(2,749)	(21)	68	1,125	45	0

PIMCO Short-Term Floating NAV Portfolio III	1,018	14,328	(13,900)	1	0	1,447	28	0

PIMCO Total Return Fund	2,651	2,419	(1,435)	(22)	168	3,781	128	0

Totals	$15,560	$33,781	$(25,294)	$(97)	$874	$24,824	$847	$18

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party

ANNUAL REPORT	JUNE 30, 2019	77

Notes to Financial Statements (Cont.)

repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

78	PIMCO EQUITY SERIES

June 30, 2019

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions.

For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive

ANNUAL REPORT	JUNE 30, 2019	79

Notes to Financial Statements (Cont.)

payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

New/Small Fund	X	X	X	X	X	X	X	X	X

Allocation	X	X	X	X	X	X	X	X	X

Acquired Fund	X	X	X	X	X	X	X	X	X
Investment in Acquired Fund Risks

New/Small Fund	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X

Arbitrage	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

New/Small Fund Risk is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

80	PIMCO EQUITY SERIES

June 30, 2019

Acquired Fund Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield and Distressed Company Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

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Notes to Financial Statements (Cont.)

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

82	PIMCO EQUITY SERIES

June 30, 2019

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

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Notes to Financial Statements (Cont.)

to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	—		0.25%

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon

84	PIMCO EQUITY SERIES

June 30, 2019

certain redemptions of Class A and Class C shares. For the period ended June 30, 2019, the Distributor retained $49,570 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2019, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2020 Fund	$0	$0	$3	$3

PIMCO RealPath® Blend 2025 Fund	0	0	3	3

PIMCO RealPath® Blend 2030 Fund	0	0	4	4

PIMCO RealPath® Blend 2035 Fund	0	0	4	4

PIMCO RealPath® Blend 2040 Fund	0	0	5	5

PIMCO RealPath® Blend 2045 Fund	0	0	6	6

PIMCO RealPath® Blend 2050 Fund	0	0	7	7

PIMCO RealPath® Blend 2055 Fund	0	0	2	2

PIMCO RealPath® Blend Income Fund	0	0	3	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the

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Notes to Financial Statements (Cont.)

extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2020 Fund	$0	$0	$33,724	$15,438

PIMCO REALPATH® Blend 2025 Fund	0	0	44,346	20,083

PIMCO REALPATH® Blend 2030 Fund	0	0	61,054	22,526

PIMCO REALPATH® Blend 2035 Fund	0	0	36,428	11,511

PIMCO REALPATH® Blend 2040 Fund	0	0	56,099	16,988

PIMCO REALPATH® Blend 2045 Fund	0	0	38,128	10,611

PIMCO REALPATH® Blend 2050 Fund	0	0	48,127	13,077

PIMCO REALPATH® Blend 2055 Fund	0	0	32,198	10,981

PIMCO REALPATH® Blend Income Fund	0	0	34,837	20,638

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund				PIMCO REALPATH® Blend 2025 Fund

	Year Ended 06/30/2019		Year Ended 06/30/2018		Year Ended 06/30/2019		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,403	$26,147	466	$5,145	2,602	$28,619	302	$3,386

Administrative Class	160	1,738	1,426	15,852	210	2,304	2,134	24,027

Class A	72	772	273	3,051	56	614	100	1,115
Issued as reinvestment of distributions

Institutional Class	99	1,043	18	202	83	885	12	134

Administrative Class	52	547	17	187	81	864	23	256

Class A	21	225	5	56	20	210	6	70
Cost of shares redeemed

Institutional Class	(752)	(8,168)	(304)	(3,335)	(476)	(5,239)	(279)	(3,129)

Administrative Class	(198)	(2,146)	(313)	(3,464)	(193)	(2,124)	(393)	(4,416)

Class A	(94)	(1,010)	(21)	(232)	(49)	(540)	(17)	(194)

Net increase (decrease) resulting from Fund share transactions	1,763	$19,148	1,567	$17,462	2,334	$25,593	1,888	$21,249

86	PIMCO EQUITY SERIES

June 30, 2019

	PIMCO REALPATH® Blend 2030 Fund				PIMCO REALPATH® Blend 2035 Fund

	Year Ended 06/30/2019		Year Ended 06/30/2018		Year Ended 06/30/2019		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,875	$43,525	433	$4,973	2,654	$29,908	278	$3,228

Administrative Class	305	3,395	1,986	22,882	244	2,740	1,684	19,711

Class A	147	1,683	82	924	167	1,904	72	831
Issued as reinvestment of distributions

Institutional Class	156	1,688	28	315	152	1,646	34	397

Administrative Class	88	943	23	269	95	1,025	19	216

Class A	24	253	6	69	27	292	6	72
Cost of shares redeemed

Institutional Class	(739)	(8,268)	(436)	(5,003)	(641)	(7,231)	(431)	(5,015)

Administrative Class	(298)	(3,346)	(245)	(2,798)	(217)	(2,457)	(214)	(2,505)

Class A	(36)	(395)	(10)	(107)	(131)	(1,491)	(6)	(73)

Net increase (decrease) resulting from Fund share transactions	3,522	$39,478	1,867	$21,524	2,350	$26,336	1,442	$16,862

	PIMCO REALPATH® Blend 2040 Fund				PIMCO REALPATH® Blend 2045 Fund

	Year Ended 06/30/2019		Year Ended 06/30/2018		Year Ended 06/30/2019		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,682	$42,098	381	$4,467	2,660	$30,398	538	$6,329

Administrative Class	177	2,011	1,028	12,149	147	1,680	980	11,605

Class A	194	2,235	93	1,071	56	632	46	543
Issued as reinvestment of distributions

Institutional Class	234	2,563	54	633	338	3,683	73	858

Administrative Class	61	667	14	167	65	701	11	135

Class A	33	361	9	109	23	253	5	63
Cost of shares redeemed

Institutional Class	(661)	(7,592)	(395)	(4,620)	(588)	(6,707)	(374)	(4,373)

Administrative Class	(119)	(1,377)	(106)	(1,256)	(147)	(1,678)	(122)	(1,456)

Class A	(23)	(255)	(113)	(1,296)	(14)	(162)	(28)	(330)

Net increase (decrease) resulting from Fund share transactions	3,578	$40,711	965	$11,424	2,540	$28,800	1,129	$13,374

	PIMCO REALPATH® Blend 2050 Fund				PIMCO REALPATH® Blend 2055 Fund

	Year Ended 06/30/2019		Year Ended 06/30/2018		Year Ended 06/30/2019		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,249	$37,065	652	$7,661	2,229	$25,607	347	$4,050

Administrative Class	322	3,677	1,379	16,415	37	442	14	161

Class A	76	877	50	591	72	816	40	466
Issued as reinvestment of distributions

Institutional Class	398	4,349	89	1,050	96	1,053	19	229

Administrative Class	94	1,024	16	185	2	17	0	1

Class A	25	270	6	65	11	117	4	45
Cost of shares redeemed

Institutional Class	(684)	(7,856)	(462)	(5,442)	(501)	(5,777)	(62)	(725)

Administrative Class	(177)	(2,039)	(182)	(2,172)	(1)	(16)	(2)	(27)

Class A	(34)	(378)	(49)	(556)	(22)	(247)	(34)	(387)

Net increase (decrease) resulting from Fund share transactions	3,269	$36,989	1,499	$17,797	1,923	$22,012	326	$3,813

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Notes to Financial Statements (Cont.)

	PIMCO REALPATH® Blend Income Fund

	Year Ended 06/30/2019		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,038	$22,261	638	$7,015

Administrative Class	93	1,016	1,409	15,565

Class A	350	3,847	205	2,249
Issued as reinvestment of distributions

Institutional Class	49	525	11	121

Administrative Class	33	353	16	171

Class A	14	147	3	38
Cost of shares redeemed

Institutional Class	(879)	(9,650)	(529)	(5,794)

Administrative Class	(321)	(3,491)	(210)	(2,309)

Class A	(48)	(520)	(41)	(452)

Net increase (decrease) resulting from Fund share transactions	1,329	$14,488	1,502	$16,604

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended June 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2055 Fund	1	0	11%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO REALPATH® Blend 2020 Fund	$306	$0	$1,369	$0	$0	$(132)	$0

PIMCO REALPATH® Blend 2025 Fund	376	0	1,742	0	0	(136)	0

PIMCO REALPATH® Blend 2030 Fund	514	69	2,781	0	0	0	0

88	PIMCO EQUITY SERIES

June 30, 2019

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO REALPATH® Blend 2035 Fund	$511	$70	$2,527	$0	$0	$0	$0

PIMCO REALPATH® Blend 2040 Fund	557	158	3,214	0	0	0	0

PIMCO REALPATH® Blend 2045 Fund	601	156	3,375	0	0	0	0

PIMCO REALPATH® Blend 2050 Fund	740	198	4,474	0	0	0	0

PIMCO REALPATH® Blend 2055 Fund	325	41	1,392	0	0	0	0

PIMCO REALPATH® Blend Income Fund	281	0	1,686	0	(299)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts .

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through June 30, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through June 30, 2019 and Ordinary losses realized during the period January 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2020 Fund	$0	$0

PIMCO REALPATH® Blend 2025 Fund	0	0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend Income Fund	187	112

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO REALPATH® Blend 2020 Fund	$47,327	$1,554	$(185)	$1,369

PIMCO REALPATH® Blend 2025 Fund	57,145	1,960	(218)	1,742

PIMCO REALPATH® Blend 2030 Fund	77,537	2,838	(58)	2,780

PIMCO REALPATH® Blend 2035 Fund	63,096	2,571	(44)	2,527

PIMCO REALPATH® Blend 2040 Fund	81,666	3,269	(54)	3,215

PIMCO REALPATH® Blend 2045 Fund	81,333	3,428	(51)	3,377

PIMCO REALPATH® Blend 2050 Fund	101,275	4,547	(71)	4,476

PIMCO REALPATH® Blend 2055 Fund	33,998	1,409	(15)	1,394

PIMCO REALPATH® Blend Income Fund	38,714	1,837	(149)	1,688

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain options contracts, and realized and unrealized gain (loss) swap contracts.

ANNUAL REPORT	JUNE 30, 2019	89

Notes to Financial Statements (Cont.)

June 30, 2019

For the fiscal years ended June 30, 2019 and June 30, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2019			June 30, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO REALPATH® Blend 2020 Fund	$1,291	$525	$0	$445	$0	$0

PIMCO REALPATH® Blend 2025 Fund	1,421	539	0	460	0	0

PIMCO REALPATH® Blend 2030 Fund	1,766	1,120	0	618	35	0

PIMCO REALPATH® Blend 2035 Fund	1,534	1,430	0	685	0	0

PIMCO REALPATH® Blend 2040 Fund	1,772	1,820	0	910	0	0

PIMCO REALPATH® Blend 2045 Fund	2,092	2,545	0	1,056	0	0

PIMCO REALPATH® Blend 2050 Fund	2,543	3,100	0	1,300	0	0

PIMCO REALPATH® Blend 2055 Fund	507	680	0	275	0	0

PIMCO REALPATH® Blend Income Fund	1,025	0	0	330	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

90	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend Income Fund (nine of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2019

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	JUNE 30, 2019	91

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

92	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO REALPATH® Blend 2020 Fund	0.00%	24.96%	$19	$66

PIMCO REALPATH® Blend 2025 Fund	0.00%	32.95%	18	145

PIMCO REALPATH® Blend 2030 Fund	0.00%	40.09%	27	116

PIMCO REALPATH® Blend 2035 Fund	0.00%	47.41%	26	134

PIMCO REALPATH® Blend 2040 Fund	0.00%	54.54%	21	97

PIMCO REALPATH® Blend 2045 Fund	0.00%	60.18%	48	142

PIMCO REALPATH® Blend 2050 Fund	0.00%	63.70%	53	218

PIMCO REALPATH® Blend 2055 Fund	0.00%	65.08%	14	57

PIMCO REALPATH® Blend Income Fund	0.00%	22.27%	23	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	JUNE 30, 2019	93

Shareholder Meeting Results

(Unaudited)

Special Shareholder Meeting Results

PIMCO Equity Series held a special meeting of shareholders on May 6, 2019. Shareholders voted as indicated below:

PIMCO Equity Series	Affirmative	Withheld Authority
Election of George E. Borst	366,830,141	2,613,834
Election of Kym M. Hubbard	366,843,929	2,600,046
Election of Gary F. Kennedy	366,888,058	2,555,917
Election of Peter G. Strelow†	366,487,106	2,956,869

The other members of the Board of Trustees at the time of the meeting, Ms. Jennifer Holden Dunbar and Messrs. Brent R. Harris, Peter B. McCarthy and Ronald C. Parker, continued to serve as Trustees of the Fund.

†	Interested Trustee

94	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Brent R. Harris (1959) Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2019	95

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	05/2019 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

96	PIMCO EQUITY SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2019	97

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

98	PIMCO EQUITY SERIES

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2019	99

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3002AR_063019

PIMCO EQUITY SERIES®

Annual Report

June 30, 2019

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.85% on June 30, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.56%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.40%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.89%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 11.32%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.99%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.42%. Emerging

2	PIMCO EQUITY SERIES

market equities, as measured by the MSCI Emerging Markets Index, returned 1.21%, whereas global equities, as represented by the MSCI World Index, returned 6.33%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.54% and European equities, as represented by the MSCI Europe Index (in EUR), returned 4.46%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $79 a barrel, but by the end, it was roughly $67 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices moved higher, whereas copper prices declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.66% and 3.87% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.70% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2019	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, and PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Funds may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate

4	PIMCO EQUITY SERIES

regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Fund’s net assets. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com.

ANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Funds (Cont.)

Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT.

Each Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Funds at (888) 400-4ETF. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO EQUITY SERIES

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ANNUAL REPORT	JUNE 30, 2019	7

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	4.53%	0.20%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price(1)(2))	3.82%	(0.08)%
RAFI Dynamic Multi-Factor Emerging Markets Index±	4.48%	0.46%
MSCI Emerging Markets Index±±	1.21%	0.60%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Market index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± The MSCI Emerging Market Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.49%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of 06/30/2019†§

Infosys Ltd. SP — ADR	2.3%
Gazprom PJSC	2.1%
Vale S.A. SP — ADR	2.0%
Hyundai Motor Co.	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. SP — ADR	1.6%
HDFC Bank Ltd. ADR	1.6%
Lukoil PJSC SP — ADR	1.5%
MMC Norilsk Nickel PJSC ADR	1.3%
Kia Motors Corp.	1.3%
Samsung Electronics Co. Ltd.	1.2%

Geographic Breakdown as of 06/30/2019†§

South Korea	18.1%
Taiwan	13.2%
Brazil	11.4%
Russia	10.0%
China	8.4%
India	7.4%
South Africa	5.1%
Thailand	4.8%
Ireland	4.6%
Hong Kong	3.8%
Mexico	2.4%
Malaysia	2.3%
Indonesia	2.3%
Chile	1.6%
Poland	1.2%
Other	2.3%

†  % of Investments, at value.

§ Top 10 Holdings, Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection within, the communications services, consumer discretionary and healthcare sectors contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sectors underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector outperformed the secondary benchmark index.

»

Security selection within the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector outperformed the secondary benchmark index.

ANNUAL REPORT	JUNE 30, 2019	9

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	(0.59)%	1.95%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price(1)(2))	(0.71)%	1.68%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	(0.63)%	2.39%
MSCI EAFE Index±±	1.08%	2.71%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.39%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of 06/30/2019†§

Nestle S.A.	1.8%
GlaxoSmithKline PLC	1.2%
Zurich Insurance Group AG	1.1%
Roche Holding AG	1.1%
Medtronic PLC	1.0%
Telefonaktiebolaget LM Ericsson ‘B’	1.0%
Diageo PLC	0.9%
SAP SE	0.9%
Unilever NV	0.8%
Iberdrola S.A.	0.8%

Geographic Breakdown as of 06/30/2019†§

Japan	26.1%
United Kingdom	15.9%
Switzerland	8.3%
Canada	7.3%
France	6.6%
Germany	6.5%
Australia	5.6%
Sweden	3.6%
Spain	3.4%
Netherlands	2.9%
Hong Kong	2.2%
Italy	1.8%
Ireland	1.6%
Singapore	1.4%
Denmark	1.4%
Norway	1.2%
Finland	1.1%
Other	3.0%

†  % of Investments, at value.

§ Top 10 Holdings, Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection within, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Security selection within the information technology sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings outperformed the secondary benchmark index.

»

Security selection within the energy, industrials and consumer staples sectors detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings underperformed the secondary benchmark index

»

Underweight exposure to, and security selection within, the healthcare sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	JUNE 30, 2019	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through June 30, 2019

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2019

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	5.50%	10.84%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price(1)(2))	5.50%	10.79%
RAFI Dynamic Multi-Factor U.S. Index±	5.90%	11.28%
S&P 500 Index±±	10.42%	12.16%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.29%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of 06/30/2019†§

Verizon Communications, Inc.	2.6%
Johnson & Johnson	2.4%
Wal-Mart Stores, Inc.	2.4%
Procter & Gamble Co.	2.4%
Coca-Cola Co.	1.8%
PepsiCo, Inc.	1.8%
McDonald’s Corp.	1.7%
International Business Machines Corp.	1.6%
Walt Disney Co.	1.6%
Merck & Co., Inc.	1.5%

Sector Breakdown as of 06/30/2019†§

Consumer Staples	16.9%
Information Technology	14.2%
Consumer Discretionary	13.7%
Health Care	12.6%
Industrials	10.7%
Financials	8.2%
Communication Services	7.8%
Real Estate	6.1%
Energy	4.0%
Materials	2.6%
Utilities	2.5%

†  % of Investments, at value.

§ Top 10 Holdings, Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection within, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection within, the energy sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»

Security selection within the consumer discretionary and real estate sectors detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection within, the information technology and healthcare sectors detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sectors outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	JUNE 30, 2019	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$1,102.20	$2.54	$1,000.00	$1,022.24	$2.44	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,118.50	2.04	1,000.00	1,022.73	1.95	0.39
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,163.10	1.55	1,000.00	1,023.23	1.45	0.29

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2019	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

06/30/2019	$23.94	$0.64	$0.39	$1.03	$(0.73)	$0.00	$(0.73)

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

06/30/2019	$25.87	$0.72	$(0.89)	$(0.17)	$(0.76)	$0.00	$(0.76)

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

06/30/2019	$28.30	$0.59	$0.91	$1.50	$(0.59)	$0.00	$(0.59)

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$24.24	4.53%	$477,943	0.49%		0.50%		0.49%		0.50%		2.75%		43%

23.94	(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

$24.94	(0.59)%	$42,888	0.39%		0.40%		0.39%		0.40%		2.96%		24%

25.87	4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

$29.21	5.50%	$96,980	0.29%		0.30%		0.29%		0.30%		2.08%		40%

28.30	14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

ANNUAL REPORT	JUNE 30, 2019	17

Statements of Assets and Liabilities

June 30, 2019

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Assets:

Investments, at value
Investments in securities*^	$472,284	$42,033	$96,484
Investments in Affiliates	3,911	29	210
Cash	204	62	0
Foreign currency, at value	958	506	0
Receivable for investments sold	33,428	2,909	15,904
Interest and/or dividends receivable	2,090	129	131
Total Assets	512,875	45,668	112,729

Liabilities:

Financial Derivative Instruments
Over the counter	$3	$0	$0
Payable for investments purchased	30,640	2,738	9,675
Payable upon return of securities loaned	4,115	29	210
Payable for Fund shares redeemed	0	0	5,842
Accrued management fees	165	12	21
Accrued reimbursement to PIMCO	4	0	0
Other liabilities	5	1	1
Total Liabilities	34,932	2,780	15,749

Net Assets	$477,943	$42,888	$96,980

Net Assets Consist of:

Paid in capital	$514,364	$45,054	$97,650
Distributable earnings (accumulated loss)	(36,421)	(2,166)	(670)

Net Assets	$477,943	$42,888	$96,980

Shares Issued and Outstanding	19,720	1,720	3,320

Net Asset Value Per Share Outstanding:	$24.24	$24.94	$29.21

Cost of investments in securities	$467,550	$42,047	$91,256
Cost of investments in Affiliates	$3,911	$29	$210
Cost of foreign currency held	$947	$503	$0

* Includes repurchase agreements of:	$1,545	$0	$446
^ Includes securities on loan of:	$3,836	$27	$205

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Investment Income:

Interest	$3	$0	$0
Dividends, net of foreign taxes*	11,837	1,065	1,886
Securities lending income	44	0	2
Total Income	11,884	1,065	1,888

Expenses:

Management fees	1,791	124	230
Trustee fees	28	2	5
Interest expense	2	0	0
Miscellaneous expense	18	2	4
Total Expenses	1,839	128	239
Waiver and/or Reimbursement by PIMCO	(28)	(2)	(6)
Net Expenses	1,811	126	233

Net Investment Income (Loss)	10,073	939	1,655

Net Realized Gain (Loss):

Investments in securities	(27,604)	(1,911)	(4,979)
In-kind redemptions	0	954	4,460
Over the counter financial derivative instruments	(129)	2	0
Foreign currency	(137)	(4)	0

Net Realized Gain (Loss)	(27,870)	(959)	(519)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	36,539	354	3,931
Over the counter financial derivative instruments	(2)	0	0
Foreign currency assets and liabilities	28	4	0

Net Change in Unrealized Appreciation (Depreciation)	36,565	358	3,931

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,768	$338	$5,067

* Foreign tax withholdings - Dividends	$1,865	$125	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	19

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

(Amounts in thousands†)	Year Ended June 30, 2019	Inception date through June 30, 2018	Year Ended June 30, 2019	Inception date through June 30, 2018	Year Ended June 30, 2019	Inception date through June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$10,073	$3,726	$939	$602	$1,655	$614
Net realized gain (loss)	(27,870)	(15,530)	(959)	624	(519)	1,472
Net change in unrealized appreciation (depreciation)	36,565	(31,826)	358	(369)	3,931	1,298

Net Increase (Decrease) in Net Assets Resulting from Operations	18,768	(43,630)	338	857	5,067	3,384

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(11,116)	(443)	(882)	(176)	(1,561)	(226)

Total Distributions(a)	(11,116)	(443)	(882)	(176)	(1,561)	(226)

Fund Share Transactions:

Receipts for shares sold	113,122	401,242	24,540	43,985	56,199	89,841
Cost of shares redeemed	0	0	(10,084)	(15,690)	(28,383)	(27,341)
Net increase (decrease) resulting from Fund share transactions	113,122	401,242	14,456	28,295	27,816	62,500

Total Increase (Decrease) in Net Assets	120,774	357,169	13,912	28,976	31,322	65,658

Net Assets:

Beginning of year	357,169	0	28,976	0	65,658	0
End of year	$477,943	$357,169	$42,888	$28,976	$96,980	$65,658

Shares of Beneficial Interest:

Shares sold	4,800	14,920	1,000	1,720	2,000	3,320
Shares redeemed	0	0	(400)	(600)	(1,000)	(1,000)
Net increase (decrease) in shares outstanding	4,800	14,920	600	1,120	1,000	2,320

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.8%

COMMON STOCKS 90.2%

BRAZIL 8.7%

CONSUMER DISCRETIONARY 0.4%

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	34,000	$184

Grendene S.A.	28,500	58

Kroton Educacional S.A.	142,550	407

Lojas Renner S.A.	88,780	1,091

Petrobras Distribuidora S.A.	53,500	348

		2,088

CONSUMER STAPLES 2.1%

Ambev S.A. ADR	469,611	2,193

Atacadao S.A.	13,800	79

BRF S.A. (a)	212,100	1,631

JBS S.A.	946,300	5,229

M Dias Branco S.A.	8,200	83

Natura Cosmeticos S.A.	48,900	720

Raia Drogasil S.A.	11,400	226

		10,161

ENERGY 1.3%

Cosan Ltd. ‘A’	3,582	48

Cosan S.A.	15,900	191

Petroleo Brasileiro S.A. SP - ADR	325,894	5,074

Ultrapar Participacoes S.A.	192,600	1,008

		6,321

FINANCIALS 1.7%

B3 S.A. - Brasil Bolsa Balcao	142,000	1,385

Banco Bradesco S.A. ADR	199,599	1,960

Banco BTG Pactual S.A.	53,300	706

Banco do Brasil S.A.	206,200	2,897

Banco Santander Brasil S.A. ADR	20,083	239

BB Seguridade Participacoes S.A.	60,400	509

Porto Seguro S.A.	9,800	132

Sul America S.A.	9,000	88

		7,916

HEALTH CARE 0.1%

Hypera S.A.	51,400	401

INDUSTRIALS 0.4%

CCR S.A.	93,800	334

Embraer S.A. SP - ADR	35,135	707

WEG S.A.	119,130	663

		1,704

MATERIALS 2.2%

Cia Siderurgica Nacional S.A.	240,700	1,047

Klabin S.A.	43,300	184

Vale S.A. SP - ADR	691,786	9,298

		10,529

REAL ESTATE 0.0%

BR Malls Participacoes S.A.	20,600	77

UTILITIES 0.5%

AES Tiete Energia S.A.	134,400	412

Cia de Saneamento Basico do Estado de Sao Paulo ADR	34,493	420

	SHARES	MARKET VALUE (000S)

Cia de Saneamento de Minas Gerais-COPASA	6,800	$119

EDP - Energias do Brasil S.A.	15,500	76

Energisa S.A.	22,700	272

Engie Brasil Energia S.A.	66,425	752

Light S.A.	35,800	181

Transmissora Alianca de Energia Eletrica S.A.	49,400	349

		2,581

Total Brazil		41,778

CHILE 1.5%

COMMUNICATION SERVICES 0.0%

Empresa Nacional de Telecomunicaciones S.A.	19,268	196

CONSUMER DISCRETIONARY 0.1%

SACI Falabella	79,282	518

CONSUMER STAPLES 0.4%

Cencosud S.A.	428,074	840

Cia Cervecerias Unidas S.A. SP - ADR	33,978	960

		1,800

ENERGY 0.1%

Empresas COPEC S.A.	51,143	560

FINANCIALS 0.3%

Banco de Chile	4,789,026	706

Banco de Credito e Inversiones	3,895	269

Banco Santander Chile ADR	6,098	182

Itau CorpBanca	5,574,622	47

		1,204

MATERIALS 0.2%

CAP S.A.	15,123	174

Empresas CMPC S.A.	157,405	432

Sociedad Quimica y Minera de Chile S.A. SP - ADR (c)	6,017	187

		793

UTILITIES 0.4%

AES Gener S.A.	749,146	206

Aguas Andinas S.A. ‘A’	539,232	318

Colbun S.A.	1,593,023	329

Enel Americas S.A.	3,872,211	683

Enel Chile S.A.	3,360,076	319

Engie Energia Chile S.A.	57,914	107

		1,962

Total Chile		7,033

CHINA 8.4%

COMMUNICATION SERVICES 0.6%

China Telecom Corp. Ltd. ‘H’	3,318,000	1,671

NetEase, Inc. ADR	5,393	1,379

		3,050

CONSUMER DISCRETIONARY 0.9%

ANTA Sports Products Ltd.	121,000	835

BYD Co. Ltd. ‘H’	29,000	175

	SHARES	MARKET VALUE (000S)

GOME Retail Holdings Ltd. (a)(c)	2,199,000	$236

Great Wall Motor Co. Ltd. ‘H’ (c)	617,000	442

Guangzhou Automobile Group Co. Ltd. ‘H’	138,000	147

Shenzhou International Group Holdings Ltd.	81,400	1,123

Yum China Holdings, Inc.	28,434	1,314

Zhongsheng Group Holdings Ltd.	34,000	95

		4,367

CONSUMER STAPLES 0.7%

Dali Foods Group Co. Ltd.	343,000	227

Hengan International Group Co. Ltd.	135,000	994

Tingyi Cayman Islands Holding Corp.	338,000	565

Tsingtao Brewery Co. Ltd. ‘H’	30,000	191

Uni-President China Holdings Ltd.	146,000	163

Want Want China Holdings Ltd.	1,141,000	928

		3,068

ENERGY 1.6%

China Petroleum & Chemical Corp. ‘H’	6,530,000	4,448

China Shenhua Energy Co. Ltd. ‘H’	385,500	807

CNOOC Ltd.	1,412,000	2,409

		7,664

FINANCIALS 1.5%

Bank of Communications Co. Ltd. ‘H’	92,000	70

China Everbright Bank Co. Ltd. ‘H’	155,000	71

China Galaxy Securities Co. Ltd. ‘H’	391,500	232

China International Capital Corp. Ltd. ‘H’	61,600	124

China Life Insurance Co. Ltd. ‘H’	343,000	848

China Merchants Bank Co. Ltd. ‘H’	185,500	920

China Minsheng Banking Corp. Ltd. ‘H’	76,500	53

China Pacific Insurance Group Co. Ltd.	130,000	508

China Reinsurance Group Corp. ‘H’	1,063,000	189

CITIC Securities Co. Ltd. ‘H’	101,500	212

GF Securities Co. Ltd. ‘H’	149,434	178

Haitong Securities Co. Ltd. ‘H’	146,000	164

Huatai Securities Co. Ltd. ‘H’ (c)	124,063	214

New China Life Insurance Co. Ltd. ‘H’	32,400	158

PICC Property & Casualty Co. Ltd. ‘H’	278,000	300

Ping An Insurance Group Co. of China Ltd. ‘H’	228,500	2,748

Postal Savings Bank of China Co. Ltd. ‘H’	339,000	201

		7,190

HEALTH CARE 0.1%

China Resources Pharmaceutical Group Ltd.	185,000	208

CSPC Pharmaceutical Group Ltd.	84,000	136

Sinopharm Group Co. Ltd. ‘H’	65,600	231

		575

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.7%

Air China Ltd. ‘H’	46,000	$46

AviChina Industry & Technology Co. Ltd. ‘H’	154,000	84

China Communications Construction Co. Ltd. ‘H’	79,000	71

China Communications Services Corp. Ltd. ‘H’	700,000	543

China Railway Construction Corp. Ltd. ‘H’	53,500	65

China Railway Group Ltd. ‘H’	85,000	65

China Southern Airlines Co. Ltd. ‘H’	306,000	213

COSCO SHIPPING Energy Transportation Co. Ltd. ‘H’	178,000	105

CRRC Corp. Ltd. ‘H’	84,000	70

Jiangsu Expressway Co. Ltd. ‘H’	266,000	379

Sinopec Engineering Group Co. Ltd. ‘H’	118,500	100

Sinotrans Ltd. ‘H’	393,000	143

Sinotruk Hong Kong Ltd.	83,500	145

Weichai Power Co. Ltd. ‘H’	85,000	144

Yangzijiang Shipbuilding Holdings Ltd.	496,400	562

Zhejiang Expressway Co. Ltd. ‘H’	166,000	175

Zhuzhou CRRC Times Electric Co. Ltd. ‘H’	50,200	265

		3,175

INFORMATION TECHNOLOGY 0.4%

AAC Technologies Holdings, Inc.	21,000	119

AVIC International Holdings Ltd. ‘H’	106,000	55

China Railway Signal & Communication Corp. Ltd. ‘H’	93,000	68

FIH Mobile Ltd. (c)	666,000	74

Lenovo Group Ltd.	2,086,000	1,615

ZTE Corp. ‘H’	40,200	116

		2,047

MATERIALS 0.6%

Anhui Conch Cement Co. Ltd. ‘H’	88,500	554

China BlueChemical Ltd. ‘H’	488,000	133

China National Building Material Co. Ltd. ‘H’	1,134,000	992

China Oriental Group Co. Ltd.	432,000	253

Jiangxi Copper Co. Ltd. ‘H’	471,000	627

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	1,044,000	416

		2,975

REAL ESTATE 0.8%

Agile Group Holdings Ltd.	458,000	613

China Evergrande Group	83,000	233

China Vanke Co. Ltd. ‘H’	61,600	231

CIFI Holdings Group Co. Ltd.	154,000	101

Future Land Development Holdings Ltd.	74,000	97

Greentown China Holdings Ltd.	122,500	87

Guangzhou R&F Properties Co. Ltd. ‘H’	150,000	289

Kaisa Group Holdings Ltd.	680,000	336

KWG Property Holding Ltd.	110,000	112

Logan Property Holdings Co. Ltd.	114,000	184

Longfor Group Holdings Ltd.	79,500	300

Powerlong Real Estate Holdings Ltd.	299,000	149

	SHARES	MARKET VALUE (000S)

Shui On Land Ltd.	1,119,000	$260

Sino-Ocean Group Holding Ltd.	589,000	251

SOHO China Ltd.	417,000	147

Sunac China Holdings Ltd.	95,000	467

		3,857

UTILITIES 0.5%

CGN Power Co. Ltd. ‘H’	1,390,000	383

Datang International Power Generation Co. Ltd. ‘H’	436,000	109

ENN Energy Holdings Ltd.	106,100	1,032

Huadian Fuxin Energy Corp. Ltd. ‘H’	692,000	127

Huadian Power International Corp. Ltd. ‘H’	460,000	182

Huaneng Power International, Inc. ‘H’	674,000	397

		2,230

Total China		40,198

GREECE 0.8%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	11,463	170

CONSUMER DISCRETIONARY 0.1%

OPAP S.A.	40,029	449

ENERGY 0.1%

Hellenic Petroleum S.A.	10,411	109

Motor Oil Hellas Corinth Refineries S.A.	16,881	432

		541

FINANCIALS 0.5%

Alpha Bank AE (a)(c)	436,191	873

National Bank of Greece S.A. (a)(c)	302,529	829

Piraeus Bank S.A. (a)(c)	214,981	749

		2,451

UTILITIES 0.0%

Public Power Corp. S.A. (a)(c)	33,730	73

Total Greece		3,684

HONG KONG 3.8%

COMMUNICATION SERVICES 0.6%

China Mobile Ltd.	249,500	2,271

China Unicom Hong Kong Ltd.	498,000	545

		2,816

CONSUMER DISCRETIONARY 0.0%

Dah Chong Hong Holdings Ltd.	429,000	143

CONSUMER STAPLES 0.5%

China Agri-Industries Holdings Ltd.	704,000	227

China Mengniu Dairy Co. Ltd.	121,000	469

China Resources Beer Holdings Co. Ltd.	384,000	1,824

		2,520

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%

Kunlun Energy Co. Ltd.	868,000	$758

FINANCIALS 0.1%

China Everbright Ltd.	150,000	222

Far East Horizon Ltd.	48,000	49

		271

INDUSTRIALS 0.2%

China Merchants Port Holdings Co. Ltd.	36,000	61

China State Construction International Holdings Ltd.	200,000	205

CITIC Ltd.	65,000	94

COSCO SHIPPING Ports Ltd.	256,000	253

Shanghai Industrial Holdings Ltd.	31,000	67

Shenzhen International Holdings Ltd.	29,500	59

		739

MATERIALS 0.0%

Shougang Fushan Resources Group Ltd.	640,000	139

Sinofert Holdings Ltd.	774,000	84

		223

REAL ESTATE 1.4%

China Jinmao Holdings Group Ltd.	262,000	159

China Overseas Land & Investment Ltd.	938,000	3,462

China Resources Land Ltd.	580,000	2,554

Poly Property Group Co. Ltd.	626,000	229

Yuexiu Property Co. Ltd.	1,986,000	450

		6,854

UTILITIES 0.8%

Beijing Enterprises Holdings Ltd.	13,000	66

Beijing Enterprises Water Group Ltd.	150,000	89

China Power International Development Ltd.	1,581,000	387

China Resources Gas Group Ltd.	154,000	765

China Resources Power Holdings Co. Ltd.	862,000	1,257

Guangdong Investment Ltd.	610,000	1,206

		3,770

Total Hong Kong		18,094

INDIA 7.4%

FINANCIALS 3.3%

Axis Bank Ltd. GDR (a)(c)	49,105	2,858

HDFC Bank Ltd. ADR	58,738	7,638

ICICI Bank Ltd. SP - ADR	231,539	2,915

State Bank of India GDR (a)	44,679	2,315

		15,726

HEALTH CARE 0.5%

Dr Reddy’s Laboratories Ltd. ADR	62,923	2,358

INDUSTRIALS 0.9%

Larsen & Toubro Ltd. GDR	177,852	3,975

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 2.7%

Infosys Ltd. SP - ADR	1,020,243	$10,916

Wipro Ltd. ADR	491,192	2,127

		13,043

Total India		35,102

INDONESIA 2.3%

COMMUNICATION SERVICES 0.5%

Telekomunikasi Indonesia Persero Tbk PT	8,096,900	2,373

CONSUMER DISCRETIONARY 0.3%

Astra International Tbk PT	3,020,800	1,593

CONSUMER STAPLES 0.4%

Charoen Pokphand Indonesia Tbk PT	1,032,600	346

Gudang Garam Tbk PT	80,200	437

Hanjaya Mandala Sampoerna Tbk PT	1,393,900	310

Indofood CBP Sukses Makmur Tbk PT	346,300	249

Indofood Sukses Makmur Tbk PT	573,300	285

Unilever Indonesia Tbk PT	73,500	234

		1,861

ENERGY 0.1%

Bukit Asam Tbk PT	1,365,900	286

Indo Tambangraya Megah Tbk PT	198,500	247

		533

FINANCIALS 0.5%

Bank Central Asia Tbk PT	603,600	1,281

Bank Mandiri Persero Tbk PT	565,400	321

Bank Negara Indonesia Persero Tbk PT	258,800	169

Bank Rakyat Indonesia Persero Tbk PT	2,155,000	665

		2,436

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	1,603,100	166

INDUSTRIALS 0.1%

United Tractors Tbk PT	253,600	506

MATERIALS 0.3%

Indah Kiat Pulp & Paper Corp. Tbk PT	763,600	507

Indocement Tunggal Prakarsa Tbk PT	232,500	329

Semen Indonesia Persero Tbk PT	543,000	445

		1,281

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	1,616,000	241

Total Indonesia		10,990

MALAYSIA 2.3%

COMMUNICATION SERVICES 0.3%

Axiata Group Bhd.	366,400	442

DiGi.Com Bhd.	287,800	352

	SHARES	MARKET VALUE (000S)

Maxis Bhd.	216,900	$292

Telekom Malaysia Bhd.	200,500	194

		1,280

CONSUMER DISCRETIONARY 0.3%

Genting Bhd.	375,300	615

Genting Malaysia Bhd.	714,300	561

UMW Holdings Bhd.	100,900	132

		1,308

CONSUMER STAPLES 0.3%

British American Tobacco Malaysia Bhd.	24,600	171

Felda Global Ventures Holdings Bhd. (a)	712,200	193

IOI Corp. Bhd.	228,300	235

Kuala Lumpur Kepong Bhd.	47,700	283

PPB Group Bhd.	66,880	303

Sime Darby Plantation Bhd.	58,200	69

		1,254

ENERGY 0.1%

Petronas Dagangan Bhd.	67,700	416

FINANCIALS 0.7%

AMMB Holdings Bhd.	224,100	229

CIMB Group Holdings Bhd.	424,700	553

Hong Leong Bank Bhd.	45,100	208

Hong Leong Financial Group Bhd.	15,300	69

Malayan Banking Bhd.	542,200	1,166

Public Bank Bhd.	187,200	1,042

RHB Bank Bhd.	52,600	71

		3,338

HEALTH CARE 0.0%

IHH Healthcare Bhd.	42,800	60

INDUSTRIALS 0.2%

Berjaya Corp. Bhd. (a)	1,189,600	75

HAP Seng Consolidated Bhd.	29,300	70

IJM Corp. Bhd.	413,200	240

MISC Bhd.	127,600	221

Sime Darby Bhd.	758,200	415

		1,021

INFORMATION TECHNOLOGY 0.0%

Astro Malaysia Holdings Bhd.	175,300	62

MATERIALS 0.1%

Petronas Chemicals Group Bhd.	374,500	761

REAL ESTATE 0.0%

IOI Properties Group Bhd.	202,900	68

Sunway Bhd.	114,870	46

		114

UTILITIES 0.3%

Petronas Gas Bhd.	110,100	463

Tenaga Nasional Bhd.	255,000	855

YTL Corp. Bhd.	345,908	94

	SHARES	MARKET VALUE (000S)

YTL Power International Bhd.	414,000	$82

		1,494

Total Malaysia		11,108

MEXICO 2.2%

COMMUNICATION SERVICES 0.2%

America Movil S.A.B. de C.V. SP - ADR ‘L’	60,054	874

CONSUMER DISCRETIONARY 0.0%

Nemak S.A.B. de C.V.	295,200	138

CONSUMER STAPLES 1.3%

Arca Continental S.A.B. de C.V.	29,800	161

Coca-Cola Femsa S.A.B. de C.V. SP - ADR	3,561	221

Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	9,773	945

Gruma S.A.B. de C.V. ‘B’	36,505	343

Grupo Bimbo S.A.B. de C.V. ‘A’	34,100	71

Grupo Lala S.A.B. de C.V.	168,300	207

Industrias Bachoco S.A.B. de C.V.	31,700	133

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	312,600	581

Wal-Mart de Mexico S.A.B. de C.V.	1,341,200	3,662

		6,324

FINANCIALS 0.2%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	30,600	47

Grupo Elektra S.A.B. de C.V.	4,375	286

Grupo Financiero Banorte S.A.B. de C.V. ‘O’	119,700	695

		1,028

INDUSTRIALS 0.1%

Grupo Carso S.A.B. de C.V.	46,400	173

MATERIALS 0.4%

Alpek S.A.B. de C.V.	197,800	249

Grupo Mexico S.A.B. de C.V. ‘B’	580,300	1,541

		1,790

UTILITIES 0.0%

Infraestructura Energetica Nova S.A.B. de C.V.	40,500	159

Total Mexico		10,486

PHILIPPINES 0.9%

COMMUNICATION SERVICES 0.2%

Globe Telecom, Inc.	6,295	278

PLDT, Inc.	22,595	567

		845

CONSUMER STAPLES 0.1%

Universal Robina Corp.	95,070	308

FINANCIALS 0.1%

Bank of the Philippine Islands	130,771	200

BDO Unibank, Inc.	89,830	246

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Metro Pacific Investments Corp.	651,000	$61

Metropolitan Bank & Trust Co.	161,976	225

		732

INDUSTRIALS 0.2%

Alliance Global Group, Inc.	732,500	220

DMCI Holdings, Inc.	751,900	151

International Container Terminal Services, Inc.	60,480	173

JG Summit Holdings, Inc.	55,900	74

San Miguel Corp.	47,860	164

		782

REAL ESTATE 0.2%

Ayala Corp.	26,930	470

Ayala Land, Inc.	229,000	228

SM Prime Holdings, Inc.	352,300	255

		953

UTILITIES 0.1%

Aboitiz Power Corp.	236,000	160

First Gen Corp.	154,800	81

Manila Electric Co.	32,010	242

		483

Total Philippines		4,103

POLAND 1.2%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat S.A.	24,664	197

Orange Polska S.A. (a)	136,641	245

PLAY Communications S.A.	9,679	84

		526

ENERGY 0.4%

Grupa Lotos S.A.	37,115	842

Polski Koncern Naftowy ORLEN S.A.	44,808	1,081

Polskie Gornictwo Naftowe i Gazownictwo S.A.	145,182	207

		2,130

FINANCIALS 0.3%

Bank Polska Kasa Opieki S.A.	4,156	125

mBank S.A.	618	71

Powszechna Kasa Oszczednosci Bank Polski S.A.	15,100	173

Powszechny Zaklad Ubezpieczen S.A.	63,028	738

Santander Bank Polska S.A.	709	70

		1,177

INFORMATION TECHNOLOGY 0.0%

Asseco Poland S.A.	8,161	116

MATERIALS 0.2%

Grupa Azoty S.A.	6,795	76

KGHM Polska Miedz S.A.	29,174	810

		886

UTILITIES 0.2%

Enea S.A.	60,661	152

Energa S.A.	64,284	134

	SHARES	MARKET VALUE (000S)

PGE Polska Grupa Energetyczna S.A. (a)	224,918	$579

Tauron Polska Energia S.A.	407,271	187

		1,052

Total Poland		5,887

ROMANIA 0.0%

REAL ESTATE 0.0%

NEPI Rockcastle PLC	16,771	154

Total Romania		154

RUSSIA 9.4%

COMMUNICATION SERVICES 0.7%

Mobile TeleSystems PJSC SP - ADR	312,322	2,908

Rostelecom PJSC	209,030	268

Sistema PJSC FC	1,938,100	302

		3,478

CONSUMER STAPLES 0.2%

Magnit PJSC SP - GDR	45,899	669

X5 Retail Group NV GDR	12,385	425

		1,094

ENERGY 4.9%

Gazprom Neft PJSC	39,120	248

Gazprom PJSC	2,707,310	9,986

Lukoil PJSC SP - ADR	88,783	7,504

Novatek PJSC GDR	4,002	849

Rosneft Oil, Co. PJSC GDR	259,436	1,700

Tatneft PJSC SP - ADR	43,805	3,237

		23,524

FINANCIALS 0.5%

Sberbank of Russia PJSC	336,160	1,266

VTB Bank PJSC	1,643,320,000	1,036

		2,302

INDUSTRIALS 0.1%

Aeroflot PJSC	29,400	47

Globaltrans Investment PLC GDR	17,480	163

		210

MATERIALS 2.6%

Alrosa PJSC	963,880	1,312

Evraz PLC	29,335	248

Magnitogorsk Iron & Steel Works PJSC	593,000	422

MMC Norilsk Nickel PJSC ADR	278,716	6,315

Novolipetsk Steel PJSC	319,790	808

PhosAgro PJSC GDR	21,855	286

Polymetal International PLC	40,586	515

Polyus PJSC	6,484	598

Severstal PJSC GDR	96,420	1,625

		12,129

REAL ESTATE 0.0%

LSR Group PJSC GDR	18,330	46

	SHARES	MARKET VALUE (000S)
UTILITIES 0.4%

Federal Grid Co. Unified Energy System PJSC	63,540,000	$204

Inter RAO UES PJSC	9,791,000	701

Mosenergo PJSC	2,843,000	113

OGK-2 PJSC	7,101,000	62

Rosseti PJSC	14,519,000	317

RusHydro PJSC	44,154,000	419

Unipro PJSC	4,272,000	177

		1,993

Total Russia		44,776

SINGAPORE 0.0%

INDUSTRIALS 0.0%

BOC Aviation Ltd.	10,600	89

Total Singapore		89

SOUTH AFRICA 4.8%

COMMUNICATION SERVICES 1.2%

MTN Group Ltd.	511,576	3,868

Telkom S.A. SOC Ltd.	84,194	551

Vodacom Group Ltd.	135,877	1,155

		5,574

CONSUMER DISCRETIONARY 0.2%

Foschini Group Ltd.	31,335	402

Mr Price Group Ltd.	29,637	417

Truworths International Ltd.	62,740	311

		1,130

CONSUMER STAPLES 0.4%

Bid Corp. Ltd.	24,359	531

Massmart Holdings Ltd.	23,504	104

Pick n Pay Stores Ltd.	38,513	189

Shoprite Holdings Ltd.	50,357	563

SPAR Group Ltd.	11,998	159

Tiger Brands Ltd.	22,307	354

		1,900

ENERGY 0.1%

Exxaro Resources Ltd.	23,839	292

FINANCIALS 1.0%

Absa Group Ltd.	51,889	649

Capitec Bank Holdings Ltd.	836	77

FirstRand Ltd.	218,515	1,064

Liberty Holdings Ltd.	11,252	84

Nedbank Group Ltd.	16,280	293

Sanlam Ltd.	220,710	1,226

Standard Bank Group Ltd.	88,648	1,238

		4,631

HEALTH CARE 0.1%

Life Healthcare Group Holdings Ltd.	157,627	252

Netcare Ltd.	179,813	229

		481

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Barloworld Ltd.	52,499	$476

Imperial Logistics Ltd.	68,823	251

		727

MATERIALS 1.7%

African Rainbow Minerals Ltd.	8,604	112

Anglo American Platinum Ltd.	2,410	143

AngloGold Ashanti Ltd. SP - ADR	81,278	1,448

Gold Fields Ltd. SP - ADR	383,324	2,074

Harmony Gold Mining Co. Ltd. SP - ADR (a)	62,627	142

Impala Platinum Holdings Ltd. (a)	301,154	1,492

Kumba Iron Ore Ltd.	27,102	961

Sappi Ltd.	93,055	363

Sasol Ltd.	60,283	1,499

Sibanye Gold Ltd. SP - ADR (a)	24,307	115

		8,349

Total South Africa		23,084

SOUTH KOREA 18.1%

COMMUNICATION SERVICES 1.3%

Kakao Corp.	1,186	135

KT Corp. SP - ADR	156,239	1,933

LG Uplus Corp.	74,075	930

NAVER Corp.	2,884	285

NCSoft Corp.	812	336

SK Telecom Co. Ltd.	10,827	2,429

		6,048

CONSUMER DISCRETIONARY 5.6%

Hankook Tire & Technology Co. Ltd.	18,930	576

Hanon Systems	36,612	370

Hyundai Department Store Co. Ltd.	2,711	194

Hyundai Mobis Co. Ltd.	21,961	4,481

Hyundai Motor Co.	71,956	8,733

Hyundai Wia Corp.	14,152	597

Kangwon Land, Inc.	27,934	732

Kia Motors Corp.	155,478	5,931

LG Electronics, Inc.	39,683	2,731

LOTTE Himart Co. Ltd.	4,440	168

Lotte Shopping Co. Ltd.	7,331	1,020

Mando Corp.	7,209	184

Shinsegae, Inc.	961	251

Woongjin Coway Co., Ltd.	10,777	722

		26,690

CONSUMER STAPLES 1.0%

Amorepacific Corp.	5,820	536

CJ CheilJedang Corp.	1,086	279

E-MART, Inc.	5,508	668

GS Retail Co. Ltd.	4,894	167

KT&G Corp.	26,922	2,297

LG Household & Health Care Ltd.	818	932

NongShim Co. Ltd.	266	59

		4,938

ENERGY 1.0%

E1 Corp.	1,406	71

GS Holdings Corp.	17,625	782

	SHARES	MARKET VALUE (000S)

S-Oil Corp.	7,313	$531

SK Gas Ltd.	2,336	159

SK Innovation Co. Ltd.	23,403	3,226

		4,769

FINANCIALS 2.4%

BNK Financial Group, Inc.	49,075	318

DB Insurance Co. Ltd.	9,538	490

DGB Financial Group, Inc.	37,570	265

Hanwha Life Insurance Co. Ltd.	107,291	305

Hyundai Marine & Fire Insurance Co. Ltd.	12,496	308

Industrial Bank of Korea	62,248	758

KB Financial Group, Inc.	48,436	1,920

Meritz Financial Group, Inc.	4,890	62

Meritz Fire & Marine Insurance Co. Ltd.	12,304	221

NH Investment & Securities Co. Ltd.	5,040	63

Samsung Card Co. Ltd.	8,290	274

Samsung Fire & Marine Insurance Co. Ltd.	7,916	1,837

Samsung Life Insurance Co. Ltd.	13,920	1,009

Samsung Securities Co. Ltd.	3,470	118

Shinhan Financial Group Co. Ltd.	93,510	3,637

		11,585

INDUSTRIALS 1.8%

CJ Corp.	5,046	442

CJ Logistics Corp. (a)	922	108

Daelim Industrial Co. Ltd.	5,173	516

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	2,620	74

Doosan Bobcat, Inc.	3,377	106

Doosan Corp.	1,168	102

Doosan Heavy Industries & Construction Co. Ltd.	34,997	188

Doosan Infracore Co. Ltd. (a)	11,031	60

Hanwha Aerospace Co. Ltd.	2,890	83

Hanwha Corp.	6,668	154

Hyundai Engineering & Construction Co. Ltd.	12,179	566

Hyundai Glovis Co. Ltd.	4,542	634

KCC Corp.	1,058	253

Korea Aerospace Industries Ltd.	1,499	47

Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	5,672	583

Korean Air Lines Co. Ltd.	21,382	537

LG Corp.	14,856	989

LG International Corp.	11,277	174

LS Corp.	4,689	193

Pan Ocean Co. Ltd.	17,197	69

Posco International Corp.	25,778	411

S-1 Corp.	1,406	119

Samsung Heavy Industries Co. Ltd.	28,544	202

SK Holdings Co. Ltd.	6,539	1,316

SK Networks Co. Ltd.	121,851	535

		8,461

INFORMATION TECHNOLOGY 2.6%

LG Display Co. Ltd.	185,330	2,873

Samsung Electro-Mechanics Co. Ltd. (c)	8,191	697

Samsung Electronics Co. Ltd.	139,149	5,666

Samsung SDS Co. Ltd.	1,761	328

	SHARES	MARKET VALUE (000S)

SK Hynix, Inc.	43,314	$2,605

		12,169

MATERIALS 1.5%

Dongkuk Steel Mill Co. Ltd.	30,987	180

Hanwha Chemical Corp.	2,460	48

Hyundai Steel Co.	24,182	877

Kolon Industries, Inc.	4,703	174

Korea Zinc Co. Ltd.	1,835	757

LG Chem Ltd.	1,948	599

OCI Co. Ltd.	957	78

POSCO	20,684	4,391

Seah Besteel Corp.	4,330	69

Taekwang Industrial Co. Ltd.	112	128

Young Poong Corp.	101	63

		7,364

UTILITIES 0.9%

Korea District Heating Corp.	1,133	51

Korea Electric Power Corp.	145,904	3,230

Korea Gas Corp.	26,502	970

		4,251

Total South Korea		86,275

TAIWAN 13.1%

COMMUNICATION SERVICES 1.0%

Chunghwa Telecom Co. Ltd.	769,000	2,797

Far EasTone Telecommunications Co. Ltd.	299,000	754

Taiwan Mobile Co. Ltd.	335,000	1,321

		4,872

CONSUMER DISCRETIONARY 0.5%

Cheng Shin Rubber Industry Co. Ltd.	425,000	549

China Motor Corp.	221,000	197

Formosa Taffeta Co. Ltd.	145,000	183

Hotai Motor Co. Ltd.	32,000	525

Pou Chen Corp.	526,000	652

Yulon Motor Co. Ltd.	295,000	217

		2,323

CONSUMER STAPLES 0.7%

President Chain Store Corp.	99,000	958

Uni-President Enterprises Corp.	890,000	2,371

		3,329

ENERGY 0.2%

Formosa Petrochemical Corp.	288,000	1,028

FINANCIALS 2.2%

Chang Hwa Commercial Bank Ltd.	631,240	426

China Life Insurance Co. Ltd.	9,238	7

CTBC Financial Holding Co. Ltd.	2,619,000	1,801

E.Sun Financial Holding Co. Ltd.	1,208,070	1,012

First Financial Holding Co. Ltd.	1,322,100	971

Fubon Financial Holding Co. Ltd.	651,000	962

Hua Nan Financial Holdings Co. Ltd. ‘C’	881,785	592

Mega Financial Holding Co. Ltd.	1,778,000	1,770

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Shanghai Commercial & Savings Bank Ltd.	203,000	$368

Shin Kong Financial Holding Co. Ltd.	1,373,439	418

SinoPac Financial Holdings Co. Ltd.	1,537,528	646

Taishin Financial Holding Co. Ltd.	1,564,481	721

Taiwan Cooperative Financial Holding Co. Ltd.	1,029,750	690

Yuanta Financial Holding Co. Ltd.	441,000	265

		10,649

INDUSTRIALS 0.5%

China Airlines Ltd.	722,000	229

Eva Airways Corp.	397,164	191

Far Eastern New Century Corp.	1,078,000	1,165

Taiwan High Speed Rail Corp.	266,000	391

Walsin Lihwa Corp.	763,000	362

		2,338

INFORMATION TECHNOLOGY 5.7%

Acer, Inc.	878,000	546

Advantech Co. Ltd.	30,000	256

Asustek Computer, Inc.	121,000	869

AU Optronics Corp.	2,922,000	875

Catcher Technology Co. Ltd.	72,000	517

Chicony Electronics Co. Ltd.	88,060	217

Compal Electronics, Inc.	951,000	624

Delta Electronics, Inc.	190,000	966

Hon Hai Precision Industry Co. Ltd.	1,025,600	2,559

HTC Corp. (a)	220,000	259

Innolux Corp.	5,047,000	1,193

Inventec Corp.	611,000	486

Largan Precision Co. Ltd.	5,350	668

Lite-On Technology Corp.	632,000	926

MediaTek, Inc.	148,000	1,499

Micro-Star International Co. Ltd.	213,000	606

Novatek Microelectronics Corp.	154,000	859

Pegatron Corp.	828,000	1,435

Powertech Technology, Inc.	190,000	466

Quanta Computer, Inc.	690,000	1,343

Synnex Technology International Corp.	413,000	519

Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	198,112	7,760

TPK Holding Co. Ltd.	76,000	122

Unimicron Technology Corp.	164,000	187

United Microelectronics Corp.	631,000	284

Wistron Corp.	1,031,347	806

WPG Holdings Ltd.	361,560	470

Zhen Ding Technology Holding Ltd.	37,000	118

		27,435

MATERIALS 2.2%

Asia Cement Corp.	722,000	1,106

China Steel Corp.	1,287,000	1,034

Formosa Chemicals & Fibre Corp.	633,000	2,104

Formosa Plastics Corp.	699,000	2,580

Nan Ya Plastics Corp.	658,000	1,666

Taiwan Cement Corp.	1,288,000	1,909

		10,399

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

Highwealth Construction Corp.	259,000	$412

Total Taiwan		62,785

THAILAND 4.7%

COMMUNICATION SERVICES 0.6%

Advanced Info Service PCL	291,300	2,073

Total Access Communication PCL	515,700	891

		2,964

CONSUMER STAPLES 0.7%

Berli Jucker PCL	72,200	119

Charoen Pokphand Foods PCL	762,400	703

CP ALL PCL	449,600	1,262

Thai Beverage PCL	1,121,200	688

Thai Union Group PCL ‘F’	957,100	571

		3,343

ENERGY 1.0%

Bangchak Corp. PCL	512,500	511

Esso Thailand PCL (c)	346,400	122

IRPC PCL	3,413,400	557

PTT PCL	1,328,300	2,115

Star Petroleum Refining PCL	2,160,100	713

Thai Oil PCL	424,100	921

		4,939

FINANCIALS 0.7%

Bangkok Bank PCL	188,900	1,214

Kasikornbank PCL	111,600	684

Krung Thai Bank PCL	754,000	480

Siam Commercial Bank PCL	88,300	402

Thanachart Capital PCL	217,400	393

TMB Bank PCL	1,451,200	93

		3,266

HEALTH CARE 0.2%

Bangkok Dusit Medical Services PCL ‘F’	1,029,900	873

INDUSTRIALS 0.2%

Airports of Thailand PCL	168,000	403

Delta Electronics Thailand PCL	274,200	608

		1,011

MATERIALS 1.0%

PTT Global Chemical PCL	562,800	1,176

Siam Cement PCL	230,200	3,543

		4,719

REAL ESTATE 0.2%

Central Pattana PCL	106,600	261

Land & Houses PCL NVDR	1,705,600	618

		879

UTILITIES 0.1%

Electricity Generating PCL	29,400	312

Ratch Group PCL	147,100	320

		632

Total Thailand		22,626

	SHARES	MARKET VALUE (000S)
TURKEY 0.5%

COMMUNICATION SERVICES 0.0%

Turk Telekomunikasyon A/S (a)	184,441	$158

CONSUMER DISCRETIONARY 0.1%

Arcelik A/S	21,903	73

Ford Otomotiv Sanayi A/S	18,215	197

Tofas Turk Otomobil Fabrikasi A/S	18,970	63

		333

CONSUMER STAPLES 0.1%

BIM Birlesik Magazalar A/S	34,638	477

ENERGY 0.1%

Tupras Turkiye Petrol Rafinerileri A/S	32,706	649

FINANCIALS 0.1%

Turkiye Halk Bankasi A/S	80,243	79

Turkiye Is Bankasi ‘C’	52,517	55

Turkiye Vakiflar Bankasi TAO ‘D’	113,064	82

Yapi ve Kredi Bankasi A/S (a)	113,207	47

		263

INDUSTRIALS 0.1%

Enka Insaat ve Sanayi A/S	77,584	73

KOC Holding A/S	49,599	150

Turk Hava Yollari AO (a)	193,529	430

		653

Total Turkey		2,533

UKRAINE 0.0%

CONSUMER STAPLES 0.0%

Kernel Holding S.A.	5,140	66

Total Ukraine		66

UNITED KINGDOM 0.1%

MATERIALS 0.1%

Mondi Ltd.	19,099	429

Total United Kingdom		429

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	55,000	68

Total United States		68

Total Common Stocks (Cost $430,453)		431,348

	UNITS
EQUITY-LINKED SECURITIES 4.6%

IRELAND 4.6%

COMMUNICATION SERVICES 0.1%

Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/19/2020	69,732	351

CONSUMER STAPLES 1.0%

Citigroup Global Markets Holdings, Inc., Hindustan Unilever Ltd. - Exp. 02/19/2020	50,743	1,316

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	UNITS	MARKET VALUE (000S)

Citigroup Global Markets Holdings, Inc., ITC Ltd. - Exp. 02/19/2020	887,310	$3,524

		4,840

ENERGY 1.1%

Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/19/2020	166,806	949

Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/19/2020	182,628	672

Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/19/2020	290,182	1,221

Citigroup Global Markets Holdings, Inc., Indian Oil Corp. Ltd. - Exp. 02/19/2020	216,402	489

Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/19/2020	21,375	44

Citigroup Global Markets Holdings, Inc., Petronet LNG Ltd. - Exp. 02/19/2020	24,428	87

Citigroup Global Markets Holdings, Inc., Reliance Industries Ltd. - Exp. 02/19/2020	102,054	1,855

		5,317

FINANCIALS 0.5%

Citigroup Global Markets Holdings, Inc., Bank of Baroda - Exp. 02/19/2020	26,676	47

Citigroup Global Markets Holdings, Inc., Housing Development Finance Corp. Ltd. - Exp. 02/19/2020	55,929	1,778

Citigroup Global Markets Holdings, Inc., Kotak Mahindra Bank Ltd. - Exp. 02/19/2020	30,191	647

		2,472

HEALTH CARE 0.1%

Citigroup Global Markets Holdings, Inc., Lupin Ltd. - Exp. 02/19/2020	4,214	46

Citigroup Global Markets Holdings, Inc., Sun Pharmaceutical Industries Ltd. - Exp. 02/19/2020	57,456	334

		380

INDUSTRIALS 0.2%

Citigroup Global Markets Holdings, Inc., Container Corp. Of India Ltd. - Exp. 02/19/2020	5,693	47

Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/19/2020	17,451	653

Citigroup Global Markets Holdings, Inc., InterGlobe Aviation Ltd. - Exp. 02/19/2020	2,055	47

		747

INFORMATION TECHNOLOGY 1.5%

Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/19/2020	84,659	1,307

Citigroup Global Markets Holdings, Inc., Tata Consultancy Services Ltd. - Exp. 02/19/2020	165,950	5,361

	UNITS	MARKET VALUE (000S)

Citigroup Global Markets Holdings, Inc., Tech Mahindra Ltd. - Exp. 02/19/2020	72,618	$744

		7,412

MATERIALS 0.1%

Citigroup Global Markets Holdings, Inc., Asian Paints Ltd. - Exp. 02/19/2020	21,904	432

Citigroup Global Markets Holdings, Inc., NMDC Ltd. - Exp. 02/19/2020	28,811	47

		479

UTILITIES 0.0%

Citigroup Global Markets Holdings, Inc., NTPC Ltd. - Exp. 02/19/2020	23,130	47

Total Equity-Linked Securities (Cost $20,169)		22,045

	SHARES
PREFERRED STOCKS 3.3%

BRAZIL 2.7%

BANKING & FINANCE 0.9%

Banco do Estado do Rio Grande do Sul S.A.	20,300	125

Itau Unibanco Holding S.A.	428,350	4,045

		4,170

COMMUNICATION SERVICES 0.1%

Telefonica Brasil S.A.	19,800	257

INDUSTRIALS 0.3%

Braskem S.A.	47,800	436

Metalurgica Gerdau S.A.	474,900	896

		1,332

MATERIALS 0.3%

Gerdau S.A.	404,100	1,600

UTILITIES 1.1%

Centrais Eletricas Brasileiras S.A.	38,100	357

Cia de Transmissao de Energia Eletrica Paulista	75,100	484

Cia Energetica de Minas Gerais	750,269	2,901

Cia Energetica de Sao Paulo	98,300	696

Cia Paranaense de Energia	67,200	851

		5,289

Total Brazil		12,648

CHILE 0.1%

CONSUMER STAPLES 0.1%

Embotelladora Andina S.A.	95,982	347

Total Chile		347

RUSSIA 0.5%

ENERGY 0.5%

Bashneft PJSC	6,441	168

Surgutneftegas PJSC	3,112,600	2,098

Transneft PJSC	118	309

		2,575

Total Russia		2,575

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 0.0%

INDUSTRIALS 0.0%

CJ Corp.	501	$21

Total South Korea		21

Total Preferred Stocks (Cost $13,451)		15,591

REAL ESTATE INVESTMENT TRUSTS 0.4%

MEXICO 0.2%

REAL ESTATE 0.2%

Fibra Uno Administracion S.A. de C.V.	587,500	778

Total Mexico		778

SOUTH AFRICA 0.2%

REAL ESTATE 0.2%

Growthpoint Properties Ltd.	384,957	665

Redefine Properties Ltd.	461,299	296

		961

Total South Africa		961

Total Real Estate Investment Trusts (Cost $1,932)		1,739

RIGHTS 0.0%

CHILE 0.0%

UTILITIES 0.0%

Enel Americas S.A. - Exp. 07/26/2019	1,106,363	16

Total Rights (Cost $0)		16

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS 0.0%

REPURCHASE AGREEMENTS (d) 0.3%
		1,545

Total Short-Term Instruments (Cost $1,545)		1,545

Total Investments in Securities (Cost $467,550)		472,284

	SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

MUTUAL FUNDS 0.8%

PIMCO Government Money Market Fund (b)(c)	3,911,230	3,911

Total Short-Term Instruments (Cost $3,911)		3,911

Total Investments in Affiliates (Cost $3,911)		3,911

Total Investments 99.6% (Cost $471,461)		$476,195

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $0)		(3)

Other Assets and Liabilities, net 0.4%		1,751

Net Assets 100.0%		$477,943

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	27

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $3,836 were out on loan in exchange for $4,115 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5, Securities Lending in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$1,545	U.S. Treasury Notes 2.375% due 03/15/2022	$(1,578)	$1,545	$1,545

Total Repurchase Agreements						$(1,578)	$1,545	$1,545

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,545	$0	$0	$0	$1,545	$(1,578)	$(33)

Master Securities Lending Agreement
FOB	0	0	0	446	446	(544)	(98)
GSC	0	0	0	2,702	2,702	(2,861)	(159)
MSC	0	0	0	189	189	(193)	(4)
SAL	0	0	0	499	499	(517)	(18)

Total Borrowings and Other Financing Transactions	$1,545	$0	$0	$3,836

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Common Stocks	$3,836	$0	$0	$0	$3,836

Total Borrowings	$3,836	$0	$0	$0	$3,836

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$3,836

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SSB	07/2019		$882	HKD	6,889	$0	$0
	07/2019	ZAR	65,908		$4,676	0	(3)

Total Forward Foreign Currency Contracts						$0	$(3)

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
SSB	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(129)	$0	$(129)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2)	$0	$(2)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$2,088	$0	$0	$2,088
Consumer Staples	10,161	0	0	10,161
Energy	6,321	0	0	6,321
Financials	7,916	0	0	7,916
Health Care	401	0	0	401
Industrials	1,704	0	0	1,704
Materials	10,529	0	0	10,529
Real Estate	77	0	0	77
Utilities	2,581	0	0	2,581
Chile
Communication Services	196	0	0	196
Consumer Discretionary	518	0	0	518
Consumer Staples	1,800	0	0	1,800
Energy	560	0	0	560
Financials	1,204	0	0	1,204

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Materials	$793	$0	$0	$793
Utilities	1,962	0	0	1,962
China
Communication Services	1,379	1,671	0	3,050
Consumer Discretionary	1,314	3,053	0	4,367
Consumer Staples	0	3,068	0	3,068
Energy	0	7,664	0	7,664
Financials	0	7,190	0	7,190
Health Care	0	575	0	575
Industrials	0	3,175	0	3,175
Information Technology	0	2,047	0	2,047
Materials	0	2,975	0	2,975
Real Estate	0	3,857	0	3,857
Utilities	0	2,230	0	2,230
Greece
Communication Services	170	0	0	170
Consumer Discretionary	0	449	0	449
Energy	432	109	0	541

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	29

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financials	$0	$2,451	$0	$2,451
Utilities	73	0	0	73
Hong Kong
Communication Services	0	2,816	0	2,816
Consumer Discretionary	0	143	0	143
Consumer Staples	0	2,520	0	2,520
Energy	0	758	0	758
Financials	49	222	0	271
Industrials	0	739	0	739
Materials	0	223	0	223
Real Estate	0	6,854	0	6,854
Utilities	0	3,770	0	3,770
India
Financials	15,726	0	0	15,726
Health Care	2,358	0	0	2,358
Industrials	3,975	0	0	3,975
Information Technology	13,043	0	0	13,043
Indonesia
Communication Services	0	2,373	0	2,373
Consumer Discretionary	0	1,593	0	1,593
Consumer Staples	0	1,861	0	1,861
Energy	0	533	0	533
Financials	0	2,436	0	2,436
Health Care	0	166	0	166
Industrials	0	506	0	506
Materials	0	1,281	0	1,281
Utilities	0	241	0	241
Malaysia
Communication Services	0	1,280	0	1,280
Consumer Discretionary	0	1,308	0	1,308
Consumer Staples	283	971	0	1,254
Energy	0	416	0	416
Financials	71	3,267	0	3,338
Health Care	0	60	0	60
Industrials	0	1,021	0	1,021
Information Technology	0	62	0	62
Materials	0	761	0	761
Real Estate	0	114	0	114
Utilities	0	1,494	0	1,494
Mexico
Communication Services	874	0	0	874
Consumer Discretionary	138	0	0	138
Consumer Staples	6,324	0	0	6,324
Financials	1,028	0	0	1,028
Industrials	173	0	0	173
Materials	1,790	0	0	1,790
Utilities	159	0	0	159
Philippines
Communication Services	278	567	0	845
Consumer Staples	0	308	0	308
Financials	0	732	0	732
Industrials	324	458	0	782
Real Estate	0	953	0	953
Utilities	160	323	0	483
Poland
Communication Services	0	526	0	526
Energy	0	2,130	0	2,130
Financials	71	1,106	0	1,177
Information Technology	116	0	0	116
Materials	0	886	0	886
Utilities	0	1,052	0	1,052
Romania
Real Estate	154	0	0	154
Russia
Communication Services	2,908	570	0	3,478
Consumer Staples	1,094	0	0	1,094
Energy	2,528	20,996	0	23,524
Financials	0	2,302	0	2,302
Industrials	210	0	0	210
Materials	7,997	4,132	0	12,129
Real Estate	46	0	0	46
Utilities	177	1,816	0	1,993

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Singapore
Industrials	$0	$89	$0	$89
South Africa
Communication Services	0	5,574	0	5,574
Consumer Discretionary	0	1,130	0	1,130
Consumer Staples	293	1,607	0	1,900
Energy	0	292	0	292
Financials	161	4,470	0	4,631
Health Care	0	481	0	481
Industrials	251	476	0	727
Materials	4,142	4,207	0	8,349
South Korea
Communication Services	4,362	1,686	0	6,048
Consumer Discretionary	1,298	25,392	0	26,690
Consumer Staples	0	4,938	0	4,938
Energy	0	4,769	0	4,769
Financials	2,822	8,763	0	11,585
Industrials	119	8,342	0	8,461
Information Technology	0	12,169	0	12,169
Materials	191	7,173	0	7,364
Utilities	0	4,251	0	4,251
Taiwan
Communication Services	1,321	3,551	0	4,872
Consumer Discretionary	0	2,323	0	2,323
Consumer Staples	0	3,329	0	3,329
Energy	0	1,028	0	1,028
Financials	0	10,649	0	10,649
Industrials	0	2,338	0	2,338
Information Technology	7,760	19,675	0	27,435
Materials	0	10,399	0	10,399
Real Estate	0	412	0	412
Thailand
Communication Services	0	2,964	0	2,964
Consumer Staples	0	3,343	0	3,343
Energy	0	4,939	0	4,939
Financials	0	3,266	0	3,266
Health Care	0	873	0	873
Industrials	608	403	0	1,011
Materials	0	4,719	0	4,719
Real Estate	0	879	0	879
Utilities	0	632	0	632
Turkey
Communication Services	0	158	0	158
Consumer Discretionary	0	333	0	333
Consumer Staples	477	0	0	477
Energy	0	649	0	649
Financials	0	263	0	263
Industrials	0	653	0	653
Ukraine
Consumer Staples	66	0	0	66
United Kingdom
Materials	0	429	0	429
United States
Consumer Discretionary	0	68	0	68
Equity-Linked Securities
Ireland
Communication Services	0	351	0	351
Consumer Staples	0	4,840	0	4,840
Energy	0	5,317	0	5,317
Financials	0	2,472	0	2,472
Health Care	0	380	0	380
Industrials	0	747	0	747
Information Technology	0	7,412	0	7,412
Materials	0	479	0	479
Utilities	0	47	0	47
Preferred Stocks
Brazil
Banking & Finance	4,170	0	0	4,170
Communication Services	0	257	0	257
Industrials	1,332	0	0	1,332
Materials	1,600	0	0	1,600
Utilities	5,289	0	0	5,289

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Chile
Consumer Staples	$347	$0	$0	$347
Russia
Energy	0	2,575	0	2,575
South Korea
Industrials	0	21	0	21
Real Estate Investment Trusts
Mexico
Real Estate	778	0	0	778
South Africa
Real Estate	296	665	0	961
Rights
Chile
Utilities	16	0	0	16
Short-Term Instruments
Repurchase Agreements	0	1,545	0	1,545

	$151,932	$320,352	$0	$472,284

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$3,911	$0	$0	$3,911

Total Investments	$155,843	$320,352	$0	$476,195

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$(3)	$0	$(3)

Totals	$155,843	$320,349	$0	$476,192

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	31

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

COMMON STOCKS 94.6%

AUSTRALIA 5.3%

COMMUNICATION SERVICES 0.5%

Nine Entertainment Co. Holdings Ltd.	5,374	$7

SEEK Ltd.	1,071	16

Seven West Media Ltd.	11,984	4

Telstra Corp. Ltd.	72,106	195

		222

CONSUMER DISCRETIONARY 0.5%

Aristocrat Leisure Ltd.	725	16

JB Hi-Fi Ltd.	854	15

Super Retail Group Ltd.	2,873	17

Tabcorp Holdings Ltd.	4,271	13

Wesfarmers Ltd.	6,428	163

		224

CONSUMER STAPLES 0.6%

Coca-Cola Amatil Ltd.	2,186	16

GrainCorp Ltd. ‘A’	2,557	14

Inghams Group Ltd.	4,385	12

Metcash Ltd.	7,855	14

Woolworths Group Ltd.	7,956	186

		242

ENERGY 0.2%

Caltex Australia Ltd.	2,523	44

Origin Energy Ltd.	3,555	18

Santos Ltd.	2,585	13

Washington H Soul Pattinson & Co. Ltd.	640	10

Woodside Petroleum Ltd.	716	18

		103

FINANCIALS 0.9%

AMP Ltd.	22,075	33

Commonwealth Bank of Australia	1,090	63

Genworth Mortgage Insurance Australia Ltd.	7,066	14

Insurance Australia Group Ltd.	4,128	24

Macquarie Group Ltd.	357	32

Magellan Financial Group Ltd.	489	18

Medibank Pvt Ltd.	18,423	45

National Australia Bank Ltd.	969	18

NIB Holdings Ltd.	3,378	18

QBE Insurance Group Ltd.	9,520	79

Suncorp Group Ltd.	3,970	38

		382

HEALTH CARE 0.3%

Ansell Ltd.	738	14

Australian Pharmaceutical Industries Ltd.	11,856	11

Cochlear Ltd.	108	16

CSL Ltd.	617	93

		134

INDUSTRIALS 0.5%

Aurizon Holdings Ltd.	3,303	13

Brambles Ltd.	6,747	61

	SHARES	MARKET VALUE (000S)

CIMIC Group Ltd.	625	$20

Downer EDI Ltd.	3,636	18

Monadelphous Group Ltd.	1,149	15

Qantas Airways Ltd.	3,767	14

Sydney Airport	4,950	28

Transurban Group	4,267	44

		213

INFORMATION TECHNOLOGY 0.1%

Atlassian Corp. PLC ‘A’ (a)	209	27

Computershare Ltd.	1,276	15

		42

MATERIALS 1.6%

BHP Group Ltd.	6,610	192

BHP Group PLC	8,972	229

CSR Ltd.	5,620	15

DuluxGroup Ltd.	2,661	17

Evolution Mining Ltd.	4,085	13

Fortescue Metals Group Ltd.	6,806	43

Incitec Pivot Ltd.	5,440	13

Mount Gibson Iron Ltd.	16,303	12

Newcrest Mining Ltd.	3,098	70

Northern Star Resources Ltd.	2,620	22

Orica Ltd.	1,881	27

Regis Resources Ltd.	3,958	15

		668

UTILITIES 0.1%

AGL Energy Ltd.	1,758	25

Total Australia		2,255

AUSTRIA 0.2%

ENERGY 0.1%

OMV AG	580	28

INDUSTRIALS 0.0%

Andritz AG	254	10

INFORMATION TECHNOLOGY 0.0%

AMS AG	105	4

MATERIALS 0.0%

Wienerberger AG	587	15

REAL ESTATE 0.0%

CA Immobilien Anlagen AG	335	12

UTILITIES 0.1%

Verbund AG	293	15

Total Austria		84

BELGIUM 0.8%

COMMUNICATION SERVICES 0.1%

Proximus SADP	1,296	38

CONSUMER STAPLES 0.3%

Anheuser-Busch InBev S.A. NV	959	85

Colruyt S.A.	708	41

		126

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Euronav NV	1,573	$15

FINANCIALS 0.2%

Ageas	1,364	71

Gimv NV	222	14

		85

HEALTH CARE 0.1%

UCB S.A.	435	36

INFORMATION TECHNOLOGY 0.0%

Barco NV	60	13

MATERIALS 0.0%

Umicore S.A.	404	13

UTILITIES 0.1%

Elia System Operator S.A.	200	15

Total Belgium		341

CAMBODIA 0.0%

CONSUMER DISCRETIONARY 0.0%

NagaCorp Ltd.	12,000	15

Total Cambodia		15

CANADA 6.7%

COMMUNICATION SERVICES 0.9%

BCE, Inc.	1,621	74

Cineplex, Inc.	716	12

Corus Entertainment, Inc. ‘B’	2,733	13

Quebecor, Inc. ‘B’	1,252	30

Rogers Communications, Inc. ‘B’	1,525	82

Shaw Communications, Inc. ‘B’	1,281	26

TELUS Corp.	1,228	45

Thomson Reuters Corp.	1,809	117

		399

CONSUMER DISCRETIONARY 0.8%

Canadian Tire Corp. Ltd. ‘A’	274	30

Dollarama, Inc.	694	25

Gildan Activewear, Inc.	1,256	49

Great Canadian Gaming Corp. (a)	394	13

Lululemon Athletica, Inc. (a)	229	41

Magna International, Inc.	2,690	134

Martinrea International, Inc. (d)	1,605	13

Restaurant Brands International, Inc.	303	21

		326

CONSUMER STAPLES 0.8%

Alimentation Couche-Tard, Inc. ‘B’	1,457	92

Empire Co. Ltd. ‘A’	1,770	45

George Weston Ltd.	396	30

Loblaw Cos. Ltd.	1,102	56

Maple Leaf Foods, Inc.	731	16

Metro, Inc.	2,045	77

North West Co., Inc.	767	17

Saputo, Inc.	969	29

		362

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)
ENERGY 0.5%

Cameco Corp.	1,112	$12

Cenovus Energy, Inc.	2,676	23

Crescent Point Energy Corp.	3,842	13

Enbridge, Inc.	1,711	62

Gibson Energy, Inc.	855	15

Husky Energy, Inc.	1,412	13

Imperial Oil Ltd.	787	22

MEG Energy Corp. (a)	1,511	6

Pembina Pipeline Corp.	421	16

Precision Drilling Corp. (a)	5,377	10

TC Energy Corp.	693	34

Trican Well Service Ltd. (a)	4,312	4

		230

FINANCIALS 1.2%

Bank of Montreal	1,995	151

Brookfield Asset Management, Inc. ‘A’	874	42

Canadian Imperial Bank of Commerce	888	70

CI Financial Corp.	1,684	27

Fairfax Financial Holdings Ltd.	71	35

Great-West Lifeco, Inc. (d)	1,318	30

Home Capital Group, Inc.	1,132	17

IGM Financial, Inc.	610	17

Intact Financial Corp.	327	30

Onex Corp.	248	15

Power Corp. of Canada	2,532	54

Power Financial Corp.	937	22

		510

HEALTH CARE 0.0%

Chartwell Retirement Residences	1,116	13

INDUSTRIALS 1.2%

Aecon Group, Inc.	1,005	15

Air Canada (a)	715	22

CAE, Inc.	957	26

Canadian National Railway Co.	2,094	194

Canadian Pacific Railway Ltd.	516	121

Finning International, Inc.	765	14

NFI Group, Inc.	199	5

Ritchie Bros Auctioneers, Inc.	510	17

Russel Metals, Inc.	717	12

TFI International, Inc.	983	30

Toromont Industries Ltd.	436	20

Transcontinental, Inc. ‘A’	1,083	12

WestJet Airlines Ltd.	1,351	32

		520

INFORMATION TECHNOLOGY 0.4%

Celestica, Inc. (a)	1,616	11

CGI, Inc. (a)	731	56

Constellation Software, Inc. (d)	51	48

Open Text Corp.	402	17

Shopify, Inc. ‘A’ (a)	96	29

		161

MATERIALS 0.4%

Barrick Gold Corp.	2,391	38

Eldorado Gold Corp. (a)	2,197	13

Franco-Nevada Corp.	169	14

Kirkland Lake Gold Ltd. (d)	499	21

	SHARES	MARKET VALUE (000S)

Methanex Corp.	312	$14

Resolute Forest Products, Inc.	623	4

Teck Resources Ltd. ‘B’	685	16

Western Forest Products, Inc.	9,046	11

Winpak Ltd.	417	14

Yamana Gold, Inc.	5,088	13

		158

REAL ESTATE 0.1%

Colliers International Group, Inc.	191	14

FirstService Corp.	168	16

		30

UTILITIES 0.4%

Atco Ltd. ‘I’	612	21

Capital Power Corp.	929	21

Emera, Inc.	756	31

Fortis, Inc.	1,445	57

Hydro One Ltd.	727	13

Superior Plus Corp.	1,478	15

TransAlta Corp.	1,722	11

		169

Total Canada		2,878

DENMARK 1.4%

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	323	43

Royal Unibrew A/S	204	15

		58

FINANCIALS 0.1%

Topdanmark A/S	249	14

Tryg A/S	632	21

		35

HEALTH CARE 0.7%

Coloplast A/S ‘B’	185	21

Demant A/S (a)	389	12

GN Store Nord A/S	307	14

H Lundbeck A/S	35	1

Novo Nordisk A/S ‘B’	4,653	238

		286

INDUSTRIALS 0.4%

AP Moller - Maersk A/S ‘B’	72	90

ISS A/S	722	22

Vestas Wind Systems A/S	595	51

		163

MATERIALS 0.0%

CHR Hansen Holding A/S	193	18

UTILITIES 0.1%

Orsted A/S	502	43

Total Denmark		603

FINLAND 1.1%

COMMUNICATION SERVICES 0.1%

Elisa Oyj	362	18

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	645	$36

ENERGY 0.2%

Neste Oyj	2,280	77

FINANCIALS 0.1%

Sampo Oyj ‘A’	1,150	54

HEALTH CARE 0.0%

Orion Oyj ‘B’	336	12

INDUSTRIALS 0.3%

Kone Oyj ‘B’	1,747	103

Wartsila Oyj Abp	1,337	20

		123

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj	4,132	21

Tieto Oyj	414	12

		33

MATERIALS 0.1%

Kemira Oyj	1,112	16

Stora Enso Oyj ‘R’	2,258	27

UPM-Kymmene Oyj	494	13

		56

UTILITIES 0.1%

Fortum Oyj	2,485	55

Total Finland		464

FRANCE 6.4%

COMMUNICATION SERVICES 0.8%

Eutelsat Communications S.A.	641	12

Lagardere S.C.A.	1,195	31

Orange S.A.	7,543	119

Publicis Groupe S.A.	524	28

Television Francaise	1,378	14

Vivendi S.A.	5,607	154

		358

CONSUMER DISCRETIONARY 1.0%

Cie Generale des Etablissements Michelin S.C.A.	173	22

Elior Group S.A.	1,018	14

Hermes International	84	60

LVMH Moet Hennessy Louis Vuitton SE	496	211

Peugeot S.A.	2,224	55

Renault S.A.	218	14

Sodexo S.A.	554	65

		441

CONSUMER STAPLES 1.1%

Carrefour S.A.	3,481	67

Casino Guichard Perrachon S.A. (c)	755	26

Danone S.A.	1,966	166

L’Oreal S.A.	456	130

Pernod Ricard S.A.	463	85

		474

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	33

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%

CGG S.A. (a)	3,009	$6

Total S.A.	1,339	75

		81

FINANCIALS 0.4%

AXA S.A.	3,341	88

Eurazeo S.A.	202	14

Natixis S.A.	2,599	10

SCOR SE	767	34

Societe Generale S.A.	729	18

		164

HEALTH CARE 0.4%

BioMerieux	152	13

Korian S.A.	321	12

Sanofi	1,579	136

		161

INDUSTRIALS 1.7%

Aeroports de Paris	64	11

Air France-KLM (a)	1,105	11

Airbus SE	1,544	219

Alstom S.A.	680	32

Bouygues S.A.	823	30

Dassault Aviation S.A.	3	4

Edenred	277	14

Getlink SE	830	13

Legrand S.A.	189	14

Rexel S.A.	1,954	25

Safran S.A.	758	111

Societe BIC S.A.	165	13

Thales S.A.	212	26

Vallourec S.A. (a)	1,784	5

Vinci S.A.	1,871	191

		719

INFORMATION TECHNOLOGY 0.2%

Alten S.A.	118	14

Atos SE	132	11

Dassault Systemes SE	145	23

Neopost S.A.	523	11

Worldline S.A. (a)	175	13

		72

REAL ESTATE 0.0%

Nexity S.A.	262	11

UTILITIES 0.6%

Electricite de France S.A.	5,232	66

Engie S.A.	8,209	125

Veolia Environnement S.A.	2,523	61

		252

Total France		2,733

GERMANY 5.9%

COMMUNICATION SERVICES 0.3%

Axel Springer SE	177	13

Deutsche Telekom AG	4,585	79

ProSiebenSat.1 Media SE	657	10

Scout24 AG	266	14

	SHARES	MARKET VALUE (000S)

Telefonica Deutschland Holding AG	3,807	$11

		127

CONSUMER DISCRETIONARY 0.9%

Adidas AG	681	211

Bayerische Motoren Werke AG	413	30

Continental AG	342	50

Daimler AG	590	33

Fielmann AG	211	15

Hella GmbH & Co. KGaA	299	15

Hugo Boss AG	182	12

Leoni AG	355	6

Puma SE	220	14

TUI AG	1,087	11

		397

CONSUMER STAPLES 0.2%

Beiersdorf AG	324	39

Metro AG	962	18

Suedzucker AG	1,072	18

		75

FINANCIALS 1.2%

Commerzbank AG	4,367	31

Deutsche Bank AG	3,767	29

Deutsche Boerse AG	714	101

Deutsche Pfandbriefbank AG	1,050	13

Hannover Rueck SE	243	39

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,017	255

Talanx AG	511	22

Wuestenrot & Wuerttembergische AG	647	14

		504

HEALTH CARE 0.3%

Carl Zeiss Meditec AG	163	16

Fresenius Medical Care AG & Co. KGaA	893	70

Fresenius SE & Co. KGaA	587	32

Merck KGaA	304	32

		150

INDUSTRIALS 0.5%

Bilfinger SE	365	12

Brenntag AG	544	27

Deutsche Lufthansa AG	1,830	31

Deutsche Post AG	1,845	61

Deutz AG	1,308	13

Fraport AG Frankfurt Airport Services Worldwide	187	16

Hochtief AG	127	15

Kloeckner & Co. SE	748	4

MTU Aero Engines AG	59	14

Rational AG	19	13

		206

INFORMATION TECHNOLOGY 0.9%

Infineon Technologies AG	764	14

SAP SE	2,721	373

		387

	SHARES	MARKET VALUE (000S)
MATERIALS 0.5%

Aurubis AG	419	$20

BASF SE	1,815	132

Evonik Industries AG	712	21

K+S AG	888	16

Salzgitter AG	407	12

Symrise AG	175	17

		218

REAL ESTATE 0.4%

Deutsche Wohnen SE	705	26

LEG Immobilien AG	173	20

TAG Immobilien AG	884	20

TLG Immobilien AG	415	12

Vonovia SE	1,993	95

		173

UTILITIES 0.7%

E.ON SE	8,815	96

Innogy SE	1,000	43

RWE AG	4,170	103

Uniper SE	2,230	67

		309

Total Germany		2,546

HONG KONG 2.0%

COMMUNICATION SERVICES 0.2%

HKBN Ltd.	8,500	15

HKT Trust & HKT Ltd.	27,000	43

PCCW Ltd.	33,000	19

		77

CONSUMER DISCRETIONARY 0.3%

Bosideng International Holdings Ltd.	54,000	15

Chow Tai Fook Jewellery Group Ltd.	13,600	15

Li & Fung Ltd.	86,000	15

Luk Fook Holdings International Ltd.	2,000	6

Melco Resorts & Entertainment Ltd.	725	16

SJM Holdings Ltd.	21,000	24

Xinyi Glass Holdings Ltd.	12,000	12

Yue Yuen Industrial Holdings Ltd.	5,000	14

		117

CONSUMER STAPLES 0.2%

Dairy Farm International Holdings Ltd.	1,500	11

Sun Art Retail Group Ltd.	13,500	13

Vitasoy International Holdings Ltd.	4,000	19

WH Group Ltd.	37,500	38

		81

HEALTH CARE 0.0%

Sino Biopharmaceutical Ltd.	12,500	13

INDUSTRIALS 0.3%

Cathay Pacific Airways Ltd.	8,000	12

Jardine Matheson Holdings Ltd.	400	25

Jardine Strategic Holdings Ltd.	400	15

Kingboard Holdings Ltd.	3,500	10

MTR Corp. Ltd.	5,500	37

NWS Holdings Ltd.	6,000	13

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Seaspan Corp.	1,717	$17

Techtronic Industries Co. Ltd.	2,000	15

		144

INFORMATION TECHNOLOGY 0.1%

Truly International Holdings Ltd. (a)	50,000	7

VTech Holdings Ltd.	1,500	14

		21

REAL ESTATE 0.4%

Hang Lung Group Ltd.	3,000	8

Hongkong Land Holdings Ltd.	3,700	24

Hysan Development Co. Ltd.	1,000	5

Kerry Properties Ltd.	3,000	13

New World Development Co. Ltd.	21,000	33

Shimao Property Holdings Ltd.	4,500	14

Sun Hung Kai Properties Ltd.	1,000	17

Swire Pacific Ltd. ‘A’	4,000	49

Wharf Holdings Ltd.	4,000	10

Wharf Real Estate Investment Co. Ltd.	1,000	7

Wheelock & Co. Ltd.	1,000	7

		187

UTILITIES 0.5%

China Gas Holdings Ltd.	3,200	12

CK Infrastructure Holdings Ltd.	1,500	12

CLP Holdings Ltd.	6,500	72

Hong Kong & China Gas Co. Ltd.	40,810	90

Power Assets Holdings Ltd.	2,000	14

		200

Total Hong Kong		840

IRELAND 1.5%

CONSUMER STAPLES 0.2%

C&C Group PLC	3,144	14

Glanbia PLC	959	16

Kerry Group PLC ‘A’	597	71

		101

HEALTH CARE 1.1%

ICON PLC (a)	166	25

Jazz Pharmaceuticals PLC (a)	98	14

Medtronic PLC	4,319	421

		460

INDUSTRIALS 0.1%

Allegion PLC	163	18

DCC PLC	296	27

Grafton Group PLC	1,193	12

		57

MATERIALS 0.1%

James Hardie Industries PLC ADR	1,136	15

Smurfit Kappa Group PLC	844	25

		40

Total Ireland		658

ISRAEL 0.7%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd.	19,693	15

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Delek Group Ltd.	80	$14

Paz Oil Co. Ltd.	88	12

		26

FINANCIALS 0.3%

Bank Hapoalim BM	3,051	23

Bank Leumi Le-Israel BM	5,455	40

Harel Insurance Investments & Financial Services Ltd.	1,919	14

Israel Discount Bank Ltd. ‘A’	7,756	32

Mizrahi Tefahot Bank Ltd.	609	14

Plus500 Ltd.	803	5

		128

HEALTH CARE 0.0%

Teva Pharmaceutical Industries Ltd. (a)	2,224	20

INFORMATION TECHNOLOGY 0.2%

Check Point Software Technologies Ltd. (a)	328	38

Mellanox Technologies Ltd. (a)	108	12

Nice Ltd. (a)	194	26

		76

MATERIALS 0.1%

Israel Chemicals Ltd.	4,684	25

Israel Corp. Ltd. (a)	45	11

		36

Total Israel		301

ITALY 1.8%

COMMUNICATION SERVICES 0.1%

Telecom Italia SpA	59,728	32

CONSUMER DISCRETIONARY 0.1%

Ferrari NV	138	22

Moncler SpA	323	14

		36

ENERGY 0.5%

Eni SpA	7,276	121

Saipem SpA (a)	3,120	16

Saras SpA	6,636	10

Snam SpA	12,105	60

		207

FINANCIALS 0.2%

Assicurazioni Generali SpA	665	13

Banca Popolare di Sondrio SCPA	3,168	7

BPER Banca	3,525	14

FinecoBank Banca Fineco SpA	1,081	12

Societa Cattolica di Assicurazioni S.C.	1,393	12

Unione di Banche Italiane SpA	5,075	14

Unipol Gruppo Finanziario SpA	3,193	16

		88

HEALTH CARE 0.1%

DiaSorin SpA	109	13

Recordati SpA	311	13

		26

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

ASTM SpA	393	$13

Atlantia SpA	854	22

Societa Iniziative Autostradali e Servizi SpA	750	14

		49

UTILITIES 0.7%

Enel SpA	31,838	222

ERG SpA	717	14

Iren SpA	4,890	13

Terna Rete Elettrica Nazionale SpA	10,780	69

		318

Total Italy		756

JAPAN 24.4%

COMMUNICATION SERVICES 2.3%

Capcom Co. Ltd.	600	12

CyberAgent, Inc.	300	11

Daiichikosho Co. Ltd.	100	5

Dentsu, Inc.	400	14

Fuji Media Holdings, Inc.	2,100	29

Gree, Inc.	2,600	12

Kadokawa Dwango (a)	1,000	14

Kakaku.com, Inc.	700	14

KDDI Corp.	7,600	193

Konami Holdings Corp.	200	10

Nintendo Co. Ltd.	200	73

Nippon Telegraph & Telephone Corp.	4,200	196

NTT DOCOMO, Inc.	6,400	149

Softbank Corp.	1,400	18

SoftBank Group Corp.	4,400	212

Square Enix Holdings Co. Ltd.	100	3

		965

CONSUMER DISCRETIONARY 4.6%

Adastria Co. Ltd.	600	13

Aisin Seiki Co. Ltd.	200	7

Arata Corp.	100	3

Autobacs Seven Co. Ltd.	1,000	16

Bandai Namco Holdings, Inc.	1,000	48

Benesse Holdings, Inc.	200	5

Bridgestone Corp.	2,900	114

Casio Computer Co. Ltd.	1,500	19

DCM Holdings Co. Ltd.	2,200	22

Denso Corp.	800	34

EDION Corp.	1,500	14

Fast Retailing Co. Ltd.	100	61

FCC Co. Ltd.	700	15

Foster Electric Co. Ltd.	1,000	14

Geo Holdings Corp.	1,000	13

H2O Retailing Corp.	1,000	12

Heiwa Corp.	700	14

Hikari Tsushin, Inc.	100	22

Honda Motor Co. Ltd.	4,800	124

Iida Group Holdings Co. Ltd.	1,100	18

Isetan Mitsukoshi Holdings Ltd.	2,100	17

Isuzu Motors Ltd.	2,800	32

J Front Retailing Co. Ltd.	1,100	13

JVC Kenwood Corp.	5,800	13

K’s Holdings Corp.	2,300	22

Keihin Corp.	800	11

Kohnan Shoji Co. Ltd.	700	15

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	35

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Koito Manufacturing Co. Ltd.	200	$11

Komeri Co. Ltd.	700	14

Kura Sushi, Inc.	100	4

KYB Corp.	100	3

Mazda Motor Corp.	3,300	34

McDonald’s Holdings Co. Japan Ltd.	100	4

Musashi Seimitsu Industry Co. Ltd.	1,000	13

NHK Spring Co. Ltd.	1,600	12

Nifco, Inc.	600	15

Nikon Corp.	1,200	17

Nishimatsuya Chain Co. Ltd.	1,500	12

Nissan Motor Co. Ltd.	16,700	120

Nitori Holdings Co. Ltd.	100	13

NOK Corp.	900	13

Ohsho Food Service Corp.	200	12

Oriental Land Co. Ltd.	600	74

Paltac Corp.	200	11

Pan Pacific International Holdings Corp.	300	19

Panasonic Corp.	6,100	51

Plenus Co. Ltd.	800	13

Rakuten, Inc.	1,500	18

Royal Holdings Co. Ltd.	600	15

Sankyo Co. Ltd.	200	7

Sanrio Co. Ltd.	700	16

Sekisui Chemical Co. Ltd.	1,700	26

Shimachu Co. Ltd.	500	12

Shimano, Inc.	300	45

Skylark Co. Ltd.	1,000	17

Stanley Electric Co. Ltd.	200	5

Subaru Corp.	900	22

Sumitomo Electric Industries Ltd.	4,700	62

Sumitomo Forestry Co. Ltd.	1,500	18

Sumitomo Rubber Industries Ltd.	1,700	20

Sushiro Global Holdings Ltd.	200	12

Suzuki Motor Corp.	1,100	52

Takashimaya Co. Ltd.	1,300	14

Tokai Rika Co. Ltd.	800	13

Tomy Co. Ltd.	1,000	12

Toyoda Gosei Co. Ltd.	700	14

Toyota Motor Corp.	3,900	242

TS Tech Co. Ltd.	200	5

Unipres Corp.	700	11

United Arrows Ltd.	200	6

USS Co. Ltd.	700	14

Yamada Denki Co. Ltd.	9,100	40

Yamaha Corp.	500	24

Yondoshi Holdings, Inc.	600	14

Yoshinoya Holdings Co. Ltd.	1,000	17

Zensho Holdings Co. Ltd.	500	10

		1,959

CONSUMER STAPLES 2.5%

Aeon Co. Ltd.	2,600	45

Ain Holdings, Inc.	100	6

Ajinomoto Co., Inc.	3,600	62

Ariake Japan Co. Ltd.	100	6

Asahi Group Holdings Ltd.	900	41

Coca-Cola Bottlers Japan, Inc.	200	5

Earth Corp.	100	5

Ezaki Glico Co. Ltd.	200	9

FamilyMart UNY Holdings Co. Ltd. ‘L’	500	12

Fancl Corp.	600	15

Heiwado Co. Ltd.	700	12

	SHARES	MARKET VALUE (000S)

House Foods Group, Inc.	300	$11

Ito En Ltd.	200	9

J-Oil Mills, Inc.	200	7

Japan Tobacco, Inc.	6,400	141

Kao Corp.	2,000	153

Kikkoman Corp.	400	17

Kirin Holdings Co. Ltd.	3,300	71

Kobayashi Pharmaceutical Co. Ltd.	100	7

Lion Corp.	800	15

Mandom Corp.	500	12

Maruha Nichiro Corp.	700	21

Matsumotokiyoshi Holdings Co. Ltd.	200	6

MEIJI Holdings Co. Ltd.	400	29

Mitsui Sugar Co. Ltd.	400	8

Morinaga & Co. Ltd.	300	15

Morinaga Milk Industry Co. Ltd.	300	12

NH Foods Ltd.	700	30

Nichirei Corp.	600	14

Nisshin Oillio Group Ltd.	300	8

Nisshin Seifun Group, Inc.	1,500	34

Nissin Foods Holdings Co. Ltd.	100	6

Noevir Holdings Co. Ltd.	100	6

Pigeon Corp.	300	12

Pola Orbis Holdings, Inc.	200	6

Prima Meat Packers Ltd.	600	11

S Foods, Inc.	100	3

Sakata Seed Corp.	200	6

Seven & i Holdings Co. Ltd.	1,800	61

Shiseido Co. Ltd.	300	23

Sundrug Co. Ltd.	100	3

Suntory Beverage & Food Ltd.	200	9

Toyo Suisan Kaisha Ltd.	300	12

Tsuruha Holdings, Inc.	100	9

Unicharm Corp.	1,200	36

Valor Holdings Co. Ltd.	700	15

Yakult Honsha Co. Ltd.	100	6

Yamazaki Baking Co. Ltd.	800	12

		1,074

ENERGY 0.6%

Idemitsu Kosan Co. Ltd.	912	28

Inpex Corp.	5,200	47

Iwatani Corp.	300	10

Japan Petroleum Exploration Co. Ltd.	600	14

JXTG Holdings, Inc.	27,600	138

		237

FINANCIALS 0.9%

Dai-ichi Life Holdings, Inc.	2,200	33

Daiwa Securities Group, Inc.	3,800	17

Jafco Co. Ltd.	200	7

Japan Exchange Group, Inc.	800	13

Japan Post Bank Co. Ltd.	1,600	16

Japan Post Holdings Co. Ltd.	13,800	156

MS&AD Insurance Group Holdings, Inc.	800	25

North Pacific Bank Ltd.	5,300	13

Okasan Securities Group, Inc.	3,200	12

Sony Financial Holdings, Inc.	500	12

Sumitomo Mitsui Trust Holdings, Inc.	200	7

Tokio Marine Holdings, Inc.	1,100	55

Zenkoku Hosho Co. Ltd.	200	8

		374

	SHARES	MARKET VALUE (000S)
HEALTH CARE 2.1%

A/S One Corp.	200	$17

Alfresa Holdings Corp.	1,400	35

Astellas Pharma, Inc.	10,700	152

Chugai Pharmaceutical Co. Ltd.	400	26

Daiichi Sankyo Co. Ltd.	1,100	58

Eisai Co. Ltd.	600	34

Hisamitsu Pharmaceutical Co., Inc.	100	4

Hogy Medical Co. Ltd.	200	6

Hoya Corp.	1,400	108

Kaken Pharmaceutical Co. Ltd.	100	5

Medipal Holdings Corp.	1,800	40

Nihon Kohden Corp.	500	13

Nippon Shinyaku Co. Ltd.	200	14

Olympus Corp.	4,500	50

Otsuka Holdings Co. Ltd.	1,100	36

Paramount Bed Holdings Co. Ltd.	200	8

Rohto Pharmaceutical Co. Ltd.	800	22

Santen Pharmaceutical Co. Ltd.	1,000	17

Sawai Pharmaceutical Co. Ltd.	200	11

Shionogi & Co. Ltd.	900	52

Sumitomo Dainippon Pharma Co. Ltd.	500	9

Suzuken Co. Ltd.	500	29

Taisho Pharmaceutical Holdings Co. Ltd.	100	8

Takeda Pharmaceutical Co. Ltd.	1,441	51

Terumo Corp.	2,200	66

Toho Holdings Co. Ltd.	900	20

Tsumura & Co.	200	5

		896

INDUSTRIALS 5.6%

ANA Holdings, Inc.	1,100	36

Asahi Glass Co. Ltd.	1,000	35

Central Glass Co. Ltd.	600	13

Central Japan Railway Co.	200	40

COMSYS Holdings Corp.	700	18

Dai Nippon Printing Co. Ltd.	2,300	49

Daifuku Co. Ltd.	300	17

Daikin Industries Ltd.	1,000	131

Daiseki Co. Ltd.	500	13

East Japan Railway Co.	900	84

FANUC Corp.	200	37

Fuji Electric Co. Ltd.	300	10

Fujikura Ltd.	3,500	13

Fujitec Co. Ltd.	1,200	16

Hankyu Hanshin Holdings, Inc.	400	14

Hanwa Co. Ltd.	500	13

Hazama Ando Corp.	2,000	13

Hino Motors Ltd.	2,900	24

ITOCHU Corp.	2,200	42

Japan Airlines Co. Ltd.	2,600	83

JTEKT Corp.	2,000	24

Kajima Corp.	1,200	17

Kanematsu Corp.	1,100	12

Kawasaki Heavy Industries Ltd.	600	14

Keihan Holdings Co. Ltd.	400	17

Keikyu Corp.	700	12

Keio Corp.	300	20

Keisei Electric Railway Co. Ltd.	300	11

Kinden Corp.	1,500	23

Kintetsu Group Holdings Co. Ltd.	800	38

Komatsu Ltd.	1,600	39

Kubota Corp.	1,700	28

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Kumagai Gumi Co. Ltd.	300	$9

Kurita Water Industries Ltd.	500	12

Kyowa Exeo Corp.	600	15

Kyudenko Corp.	200	6

Makita Corp.	300	10

Marubeni Corp.	11,300	75

Meitec Corp.	300	15

Minebea Mitsumi, Inc.	900	15

Mirait Holdings Corp.	900	13

Mitsubishi Corp.	2,300	61

Mitsubishi Electric Corp.	3,000	40

Mitsubishi Heavy Industries Ltd.	2,000	87

Mitsui & Co. Ltd.	9,600	157

Mitsui E&S Holdings Co. Ltd.	1,400	13

Mitsui OSK Lines Ltd.	1,000	24

Nagase & Co. Ltd.	1,000	15

Nagoya Railroad Co. Ltd.	800	22

Nankai Electric Railway Co. Ltd.	700	17

Nippon Express Co. Ltd.	200	11

Nippon Sheet Glass Co. Ltd.	2,500	17

Nippon Yusen KK	1,800	29

Nisshinbo Holdings, Inc.	1,500	12

NSK Ltd.	2,300	21

NTN Corp.	4,600	14

Obayashi Corp.	3,400	34

Odakyu Electric Railway Co. Ltd.	700	17

OSG Corp.	700	14

Park24 Co. Ltd.	800	19

Recruit Holdings Co. Ltd.	3,600	121

Ryobi Ltd.	600	11

Sakai Moving Service Co. Ltd.	100	6

Sankyu, Inc.	100	5

Sanwa Holdings Corp.	1,100	12

Sanyo Denki Co. Ltd.	100	4

Secom Co. Ltd.	400	34

Seibu Holdings, Inc.	1,100	18

Seino Holdings Co. Ltd.	1,500	20

SG Holdings Co. Ltd.	200	6

Shimizu Corp.	1,600	13

Shinmaywa Industries Ltd.	1,000	13

SHO-BOND Holdings Co. Ltd.	200	7

Sohgo Security Services Co. Ltd.	400	18

Sojitz Corp.	10,500	34

Sumitomo Mitsui Construction Co. Ltd.	1,920	11

Taikisha Ltd.	200	6

Taisei Corp.	900	33

Takeuchi Manufacturing Co. Ltd.	700	13

Tobu Railway Co. Ltd.	900	26

TOKAI Holdings Corp.	1,600	14

Tokyu Construction Co. Ltd.	1,700	12

Tokyu Corp.	1,400	25

Toppan Printing Co. Ltd.	1,900	29

Toshiba Corp.	1,500	47

Toshiba Plant Systems & Services Corp.	700	13

Toyota Tsusho Corp.	1,600	49

West Japan Railway Co.	700	57

Yuasa Trading Co. Ltd.	200	6

		2,413

INFORMATION TECHNOLOGY 2.8%

Advantest Corp.	700	19

Amano Corp.	500	14

Anritsu Corp.	700	12

	SHARES	MARKET VALUE (000S)

Avex, Inc.	1,000	$13

Azbil Corp.	500	12

Canon Marketing Japan, Inc.	700	15

Canon, Inc.	3,000	88

Daiwabo Holdings Co. Ltd.	200	10

FUJIFILM Holdings Corp.	900	46

Fujitsu Ltd.	700	49

GungHo Online Entertainment, Inc.	370	10

Hamamatsu Photonics KK	200	8

Hitachi Ltd.	8,100	298

Ibiden Co. Ltd.	1,100	19

Kaga Electronics Co. Ltd.	600	9

Konica Minolta, Inc.	5,000	49

Kyocera Corp.	500	33

Murata Manufacturing Co. Ltd.	1,100	49

NEC Corp.	2,700	106

NET One Systems Co. Ltd.	1,000	28

Nexon Co. Ltd.	1,300	19

Nihon Unisys Ltd.	500	17

Nippon Electric Glass Co. Ltd.	600	15

Nomura Research Institute Ltd.	1,000	16

NTT Data Corp.	1,500	20

Obic Co. Ltd.	200	23

Oki Electric Industry Co. Ltd.	1,100	14

Omron Corp.	800	42

Otsuka Corp.	200	8

Ricoh Co. Ltd.	6,500	65

Sanken Electric Co. Ltd.	600	12

Seiko Epson Corp.	800	13

TIS, Inc.	200	10

Toho Co. Ltd.	300	13

Tokyo Electron Ltd.	100	14

Trend Micro, Inc.	100	4

Yaskawa Electric Corp.	400	14

		1,206

MATERIALS 1.6%

Daicel Corp.	2,400	21

Daido Steel Co. Ltd.	100	4

DIC Corp.	500	13

FP Corp.	100	6

Hitachi Metals Ltd.	1,600	18

JFE Holdings, Inc.	3,700	55

Kobe Steel Ltd.	3,100	20

Kuraray Co. Ltd.	1,100	13

Mitsubishi Chemical Holdings Corp.	1,900	13

Mitsubishi Materials Corp.	900	26

Mitsui Chemicals, Inc.	800	20

Nippon Paint Holdings Co. Ltd.	600	23

Nippon Paper Industries Co. Ltd. ‘L’	1,800	32

Nippon Steel Corp.	5,600	96

Nissan Chemical Corp.	300	14

Nittetsu Mining Co. Ltd.	100	4

Nitto Denko Corp.	100	5

Oji Holdings Corp.	6,000	35

Osaka Soda Co. Ltd.	500	13

Rengo Co. Ltd.	3,100	25

Sanyo Special Steel Co. Ltd.	600	8

Shin-Etsu Chemical Co. Ltd.	700	66

Showa Denko KK	200	6

Sumitomo Chemical Co. Ltd.	4,600	21

Tokuyama Corp.	500	14

Tokyo Ohka Kogyo Co. Ltd.	200	6

Tokyo Steel Manufacturing Co. Ltd.	1,600	12

	SHARES	MARKET VALUE (000S)

Toray Industries, Inc.	6,200	$47

Toyo Seikan Group Holdings Ltd.	2,000	40

Ube Industries Ltd.	700	15

		691

REAL ESTATE 0.3%

Daito Trust Construction Co. Ltd.	200	25

Mitsubishi Estate Co. Ltd.	2,200	41

Mitsui Fudosan Co. Ltd.	1,600	39

Relo Group, Inc.	500	13

Sumitomo Realty & Development Co. Ltd.	800	29

		147

UTILITIES 1.1%

Chubu Electric Power Co., Inc.	4,300	60

Chugoku Electric Power Co., Inc.	3,500	44

Electric Power Development Co. Ltd. ‘C’	1,100	25

Hokuriku Electric Power Co.	1,600	12

Kansai Electric Power Co., Inc.	1,100	13

Kyushu Electric Power Co., Inc.	1,600	16

Osaka Gas Co. Ltd.	2,900	51

Shizuoka Gas Co. Ltd.	1,700	13

Toho Gas Co. Ltd.	700	26

Tohoku Electric Power Co., Inc.	3,200	32

Tokyo Electric Power Co. Holdings, Inc. (a)	21,600	113

Tokyo Gas Co. Ltd.	3,500	82

		487

Total Japan		10,449

LUXEMBOURG 0.3%

COMMUNICATION SERVICES 0.1%

RTL Group S.A.	450	23

SES S.A.	2,108	33

		56

MATERIALS 0.1%

ArcelorMittal	3,109	55

REAL ESTATE 0.1%

Aroundtown S.A.	1,700	14

Grand City Properties S.A.	516	12

		26

Total Luxembourg		137

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd.	6,800	32

Wynn Macau Ltd.	5,600	13

		45

Total Macau		45

NETHERLANDS 2.8%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	24,008	74

VEON Ltd. ADR	6,514	18

		92

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	37

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.8%

Heineken Holding NV	663	$69

Heineken NV	620	69

Koninklijke Ahold Delhaize NV	8,573	193

		331

ENERGY 0.2%

Fugro NV (a)	1,416	12

Royal Dutch Shell PLC ‘A’	2,210	72

		84

FINANCIALS 0.5%

Aegon NV	8,513	42

ASR Nederland NV	303	12

Euronext NV	226	17

ING Groep NV	7,665	89

NN Group NV	1,676	68

		228

INDUSTRIALS 0.4%

Arcadis NV	788	15

Boskalis Westminster	616	14

Koninklijke BAM Groep NV	2,860	13

Signify NV	816	24

TKH Group NV	206	13

Wolters Kluwer NV	1,245	90

		169

INFORMATION TECHNOLOGY 0.2%

ASML Holding NV	316	66

MATERIALS 0.5%

Akzo Nobel NV	1,220	115

Corbion NV	414	14

Koninklijke DSM NV	838	103

		232

Total Netherlands		1,202

NEW ZEALAND 0.4%

COMMUNICATION SERVICES 0.1%

Chorus Ltd.	4,097	16

Spark New Zealand Ltd.	13,496	36

		52

CONSUMER DISCRETIONARY 0.0%

SKYCITY Entertainment Group Ltd.	5,610	14

HEALTH CARE 0.0%

Fisher & Paykel Healthcare Corp. Ltd. ‘C’	1,592	17

INDUSTRIALS 0.1%

Auckland International Airport Ltd.	2,678	18

MATERIALS 0.1%

Fletcher Building Ltd.	5,399	18

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Contact Energy Ltd.	4,408	$23

Genesis Energy Ltd.	6,356	15

		38

Total New Zealand		157

NORWAY 1.1%

COMMUNICATION SERVICES 0.3%

Telenor ASA	5,061	107

CONSUMER STAPLES 0.3%

Austevoll Seafood ASA	994	10

Marine Harvest ASA	2,563	60

Orkla ASA	3,133	28

Salmar ASA	301	13

		111

ENERGY 0.2%

BW Offshore Ltd. (a)	1,084	7

Equinor ASA	3,919	78

PGS ASA	5,406	8

TGS NOPEC Geophysical Co. ASA	503	14

		107

FINANCIALS 0.1%

DNB ASA	715	13

Gjensidige Forsikring ASA	1,039	21

SpareBank 1 SR-Bank ASA	1,093	14

		48

INDUSTRIALS 0.0%

Tomra Systems ASA	447	15

MATERIALS 0.2%

Yara International ASA	2,187	106

Total Norway		494

PORTUGAL 0.3%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS S.A.	1,622	26

Sonae SGPS S.A.	12,011	12

		38

MATERIALS 0.0%

Navigator Co. S.A.	3,093	12

UTILITIES 0.2%

EDP - Energias de Portugal S.A.	21,580	82

Total Portugal		132

SINGAPORE 1.3%

COMMUNICATION SERVICES 0.3%

Singapore Press Holdings Ltd.	12,800	23

Singapore Telecommunications Ltd.	37,600	97

		120

CONSUMER DISCRETIONARY 0.0%

Jardine Cycle & Carriage Ltd.	500	13

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Wilmar International Ltd.	15,900	$44

FINANCIALS 0.3%

DBS Group Holdings Ltd.	2,700	52

Singapore Exchange Ltd.	3,600	21

United Overseas Bank Ltd.	3,100	60

		133

INDUSTRIALS 0.5%

ComfortDelGro Corp. Ltd.	21,800	43

Keppel Corp. Ltd.	6,800	34

SATS Ltd.	5,300	20

Sembcorp Industries Ltd.	7,800	14

Singapore Airlines Ltd.	4,400	30

Singapore Post Ltd.	17,700	12

Singapore Technologies Engineering Ltd.	10,400	32

		185

INFORMATION TECHNOLOGY 0.0%

Venture Corp. Ltd.	1,100	13

REAL ESTATE 0.1%

CDL Hospitality Trusts	10,600	13

Chip Eng Seng Corp. Ltd.	23,100	12

UOL Group Ltd.	2,600	15

		40

Total Singapore		548

SOUTH AFRICA 0.0%

HEALTH CARE 0.0%

Mediclinic International PLC	2,479	10

Total South Africa		10

SPAIN 3.3%

COMMUNICATION SERVICES 0.4%

Mediaset Espana Comunicacion S.A.	1,614	12

Telefonica S.A.	18,135	149

		161

CONSUMER DISCRETIONARY 0.1%

Industria de Diseno Textil S.A.	2,115	64

CONSUMER STAPLES 0.1%

Ebro Foods S.A.	678	15

Viscofan S.A.	235	12

		27

ENERGY 0.2%

Enagas S.A.	424	11

Repsol S.A.	5,702	90

		101

FINANCIALS 0.3%

Banco Santander S.A.	15,645	72

Bankia S.A.	4,042	10

Bolsas y Mercados Espanoles SHMSF S.A.	462	11

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Mapfre S.A.	6,583	$19

		112

HEALTH CARE 0.0%

Grifols S.A.	667	20

INDUSTRIALS 0.4%

ACS Actividades de Construccion Y Servicios S.A.	1,617	65

Aena SME S.A.	272	54

Cia de Distribucion Integral Logista Holdings S.A.	515	12

Ferrovial S.A.	2,444	62

		193

INFORMATION TECHNOLOGY 0.2%

Amadeus IT Group S.A.	983	78

UTILITIES 1.6%

Endesa S.A.	6,331	163

Iberdrola S.A.	33,429	333

Naturgy Energy Group S.A.	4,493	123

Red Electrica Corp. S.A.	2,585	54

		673

Total Spain		1,429

SWEDEN 3.5%

COMMUNICATION SERVICES 0.7%

Tele2 AB ‘B’	8,584	125

Telia Co. AB	39,867	177

		302

CONSUMER DISCRETIONARY 0.6%

Autoliv, Inc.	696	49

Electrolux AB ‘B’	1,676	43

Hennes & Mauritz AB ‘B’	9,064	161

JM AB	723	17

		270

CONSUMER STAPLES 0.2%

Axfood AB	1,050	21

Essity AB ‘B’	990	30

ICA Gruppen AB	373	16

Swedish Match AB	403	17

		84

FINANCIALS 0.3%

Ratos AB ‘B’	3,613	10

Skandinaviska Enskilda Banken AB ‘A’	2,341	22

Svenska Handelsbanken AB ‘A’	4,452	44

Swedbank AB ‘A’	1,751	26

		102

INDUSTRIALS 0.8%

Assa Abloy AB ‘B’	2,001	45

Atlas Copco AB ‘A’	2,516	81

NCC AB ‘B’	859	15

S.A.S. AB (a)	6,142	8

Sandvik AB	3,597	66

Securitas AB ‘B’	795	14

	SHARES	MARKET VALUE (000S)

SKF AB ‘B’	1,557	$29

Volvo AB ‘B’	4,363	69

		327

INFORMATION TECHNOLOGY 0.9%

Telefonaktiebolaget LM Ericsson ‘B’	42,148	400

MATERIALS 0.0%

Hexpol AB	1,371	11

Total Sweden		1,496

SWITZERLAND 8.1%

COMMUNICATION SERVICES 0.2%

Sunrise Communications Group AG	173	13

Swisscom AG	179	90

		103

CONSUMER DISCRETIONARY 0.4%

Cie Financiere Richemont S.A.	866	74

Forbo Holding AG	7	12

Garmin Ltd.	838	67

		153

CONSUMER STAPLES 1.8%

Chocoladefabriken Lindt & Spruengli AG	2	15

Coca-Cola HBC AG	544	20

Emmi AG	12	11

Nestle S.A.	7,196	745

		791

FINANCIALS 2.2%

Baloise Holding AG	201	36

Banque Cantonale Vaudoise	18	14

Cembra Money Bank AG	156	15

GAM Holding AG	1,020	5

St Galler Kantonalbank AG	30	14

Swiss Life Holding AG	125	62

Swiss Re AG	3,149	320

Valiant Holding AG	111	12

Zurich Insurance Group AG	1,358	472

		950

HEALTH CARE 1.7%

Lonza Group AG	105	35

Novartis AG	2,266	207

Roche Holding AG	1,582	445

Sonova Holding AG	76	17

Vifor Pharma AG	95	14

		718

INDUSTRIALS 0.8%

ABB Ltd.	6,650	133

Adecco Group AG	246	15

Flughafen Zurich AG	70	13

Geberit AG	31	14

Georg Fischer AG	7	7

Kuehne + Nagel International AG	296	44

Panalpina Welttransport Holding AG (a)	77	18

Schindler Holding AG	156	35

	SHARES	MARKET VALUE (000S)

SGS S.A.	19	$48

		327

INFORMATION TECHNOLOGY 0.3%

Logitech International S.A.	376	15

TE Connectivity Ltd.	1,348	129

		144

MATERIALS 0.6%

EMS-Chemie Holding AG	24	16

Ferrexpo PLC	3,903	14

Givaudan S.A.	37	104

Glencore PLC	19,934	69

Sika AG	314	54

		257

REAL ESTATE 0.1%

Allreal Holding AG	75	13

PSP Swiss Property AG	116	13

Swiss Prime Site AG	181	16

		42

UTILITIES 0.0%

BKW AG	189	13

Total Switzerland		3,498

UNITED KINGDOM 15.1%

COMMUNICATION SERVICES 0.8%

BT Group PLC	38,363	96

Cineworld Group PLC	4,238	13

Daily Mail & General Trust PLC	1,095	11

Euromoney Institutional Investor PLC	360	6

Inmarsat PLC	3,173	22

ITV PLC	7,966	11

Pearson PLC	7,848	82

TalkTalk Telecom Group PLC	9,409	13

Vodafone Group PLC	55,446	91

		345

CONSUMER DISCRETIONARY 1.9%

Barratt Developments PLC	1,546	11

BCA Marketplace PLC	4,098	13

Bellway PLC	477	17

Berkeley Group Holdings PLC	312	15

Burberry Group PLC	898	21

Compass Group PLC	6,857	164

Crest Nicholson Holdings PLC	2,860	13

Dixons Carphone PLC	8,320	12

Dunelm Group PLC	1,336	16

EI Group PLC (a)	4,476	11

Fiat Chrysler Automobiles NV	2,211	31

Greene King PLC	3,173	25

Greggs PLC	1,219	36

Halfords Group PLC	3,397	10

Inchcape PLC	1,700	13

InterContinental Hotels Group PLC	341	22

J D Wetherspoon PLC	726	13

JD Sports Fashion PLC	3,046	23

Kingfisher PLC	25,812	70

Marks & Spencer Group PLC	14,251	38

Marston’s PLC	9,297	14

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	39

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Moneysupermarket.com Group PLC	4,021	$21

Next PLC	892	62

Persimmon PLC	479	12

Pets at Home Group PLC	5,291	13

Sports Direct International PLC	3,276	12

SSP Group PLC	1,543	13

Taylor Wimpey PLC	6,623	13

WH Smith PLC	551	14

Whitbread PLC	579	34

William Hill PLC	4,817	9

		791

CONSUMER STAPLES 3.7%

Associated British Foods PLC	857	27

British American Tobacco PLC	1,433	50

Britvic PLC	1,365	16

Diageo PLC	9,230	397

Imperial Brands PLC	3,824	90

J Sainsbury PLC	26,975	67

Reckitt Benckiser Group PLC	3,042	240

Tate & Lyle PLC	4,729	44

Tesco PLC	11,904	34

Unilever NV	5,561	338

Unilever PLC	3,194	198

WM Morrison Supermarkets PLC	28,336	73

		1,574

ENERGY 0.4%

BP PLC	16,786	117

Hunting PLC	2,197	14

Petrofac Ltd.	2,904	16

Premier Oil PLC	18,383	18

Subsea 7 S.A.	1,045	13

		178

FINANCIALS 1.7%

3i Group PLC	3,425	48

Admiral Group PLC	1,737	49

Ashmore Group PLC	2,697	17

Barclays PLC	46,868	89

Direct Line Insurance Group PLC	17,342	73

Hargreaves Lansdown PLC	924	23

HSBC Holdings PLC	6,792	57

IG Group Holdings PLC	4,145	31

Intermediate Capital Group PLC	726	13

Jupiter Fund Management PLC	2,748	15

Lancashire Holdings Ltd.	1,975	17

Legal & General Group PLC	7,338	25

Lloyds Banking Group PLC	100,364	72

London Stock Exchange Group PLC	802	56

Provident Financial PLC	1,776	9

Royal Bank of Scotland Group PLC	4,619	13

RSA Insurance Group PLC	2,421	18

Saga PLC	9,215	5

Schroders PLC	363	14

Standard Chartered PLC	7,100	64

Standard Life Aberdeen PLC	3,500	13

		721

HEALTH CARE 2.0%

AstraZeneca PLC	3,196	261

BTG PLC (a)	1,185	12

	SHARES	MARKET VALUE (000S)

GlaxoSmithKline PLC	25,389	$509

Smith & Nephew PLC	4,084	89

		871

INDUSTRIALS 1.9%

Aggreko PLC	2,281	23

Ashtead Group PLC	521	15

Babcock International Group PLC	1,597	9

BAE Systems PLC	8,867	56

Balfour Beatty PLC	4,488	14

Bunzl PLC	1,052	28

CNH Industrial NV	1,854	19

easyJet PLC	1,539	19

Experian PLC	2,966	90

Firstgroup PLC (a)	10,305	13

Galliford Try PLC	1,108	9

Go-Ahead Group PLC	467	12

Hays PLC	7,273	15

HomeServe PLC	1,699	26

Howden Joinery Group PLC	2,509	16

IMI PLC	1,151	15

International Consolidated Airlines Group S.A.	3,773	23

Intertek Group PLC	228	16

Meggitt PLC	2,006	13

Pagegroup PLC	2,381	15

QinetiQ Group PLC	5,180	18

RELX PLC	6,403	155

Rentokil Initial PLC	11,324	57

Royal Mail PLC	14,900	40

Senior PLC	3,671	10

SIG PLC	6,680	11

Spirax-Sarco Engineering PLC	297	35

Stagecoach Group PLC	6,063	10

Travis Perkins PLC	1,184	19

Ultra Electronics Holdings PLC	597	12

Vesuvius PLC	1,630	11

		824

INFORMATION TECHNOLOGY 0.3%

AVEVA Group PLC	251	13

Computacenter PLC	1,034	17

Halma PLC	956	25

Micro Focus International PLC	879	23

Sage Group PLC	4,073	42

		120

MATERIALS 1.3%

Amcor PLC	4,311	49

Anglo American PLC	3,162	90

Croda International PLC	650	42

Johnson Matthey PLC	876	37

Mondi PLC	582	13

Rio Tinto Ltd.	2,125	156

Rio Tinto PLC	2,283	141

RPC Group PLC	1,247	13

Synthomer PLC	2,505	12

Victrex PLC	434	12

		565

UTILITIES 1.1%

Centrica PLC	32,130	36

Drax Group PLC	5,419	18

	SHARES	MARKET VALUE (000S)

National Grid PLC	19,758	$210

Pennon Group PLC	2,748	26

Severn Trent PLC	882	23

SSE PLC	8,483	121

United Utilities Group PLC	3,442	34

		468

Total United Kingdom		6,457

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC	293	13

MATERIALS 0.1%

Alacer Gold Corp. (a)	4,184	14

Total United States		27

Total Common Stocks (Cost $40,623)		40,555

PREFERRED STOCKS 0.4%

GERMANY 0.4%

CONSUMER STAPLES 0.1%

Henkel AG & Co. KGaA	507	50

HEALTH CARE 0.0%

Sartorius AG	61	12

INDUSTRIALS 0.3%

Volkswagen AG	711	120

MATERIALS 0.0%

Fuchs Petrolub SE	303	12

Total Preferred Stocks (Cost $211)		194

REAL ESTATE INVESTMENT TRUSTS 3.0%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Charter Hall Group	1,589	12

Goodman Group	2,675	28

GPT Group	4,640	20

Scentre Group	7,272	20

Stockland	4,048	12

Vicinity Centres	6,865	12

		104

Total Australia		104

BELGIUM 0.1%

REAL ESTATE 0.1%

Befimmo S.A.	298	17

Cofinimmo S.A.	94	12

		29

Total Belgium		29

CANADA 0.5%

REAL ESTATE 0.5%

Allied Properties Real Estate Investment Trust	844	31

Canadian Apartment Properties REIT	725	27

Cominar Real Estate Investment Trust	2,040	20

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Dream Global Real Estate Investment Trust	1,189	$12

Dream Office Real Estate Investment Trust	1,070	19

Granite Real Estate Investment Trust	438	20

H&R Real Estate Investment Trust	1,823	32

RioCan Real Estate Investment Trust	1,621	32

		193

Total Canada		193

FRANCE 0.2%

REAL ESTATE 0.2%

Covivio	197	21

Gecina S.A.	131	19

Klepierre S.A.	645	22

		62

Total France		62

GERMANY 0.0%

REAL ESTATE 0.0%

Alstria Office REIT-AG	784	13

Total Germany		13

HONG KONG 0.2%

REAL ESTATE 0.2%

Link REIT	6,500	80

Total Hong Kong		80

JAPAN 1.2%

REAL ESTATE 1.2%

Activia Properties, Inc.	2	9

Advance Residence Investment Corp.	9	27

AEON REIT Investment Corp.	14	18

Daiwa House REIT Investment Corp.	5	12

Daiwa Office Investment Corp.	2	14

Frontier Real Estate Investment Corp.	2	9

Fukuoka REIT Corp.	10	16

GLP J-Reit	19	22

Industrial & Infrastructure Fund Investment Corp.	12	15

	SHARES	MARKET VALUE (000S)

Invincible Investment Corp.	28	$14

Japan Excellent, Inc.	14	21

Japan Hotel REIT Investment Corp.	26	21

Japan Logistics Fund, Inc.	7	16

Japan Prime Realty Investment Corp.	7	30

Japan Real Estate Investment Corp.	3	18

Japan Retail Fund Investment Corp.	8	16

Kenedix Office Investment Corp.	2	14

MCUBS MidCity Investment Corp.	19	18

Mori Hills REIT Investment Corp.	14	20

Mori Trust Sogo Reit, Inc.	8	13

Nippon Accommodations Fund, Inc.	2	11

Nippon Building Fund, Inc.	4	27

Nippon Prologis REIT, Inc.	10	23

Nomura Real Estate Master Fund, Inc.	14	22

Orix JREIT, Inc.	15	27

Premier Investment Corp.	17	22

Tokyu REIT, Inc.	12	21

United Urban Investment Corp.	10	17

		513

Total Japan		513

SINGAPORE 0.1%

REAL ESTATE 0.1%

CapitaLand Mall Trust	6,500	13

Mapletree Commercial Trust	17,600	27

Mapletree Logistics Trust	17,500	20

		60

Total Singapore		60

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi S.A.	1,209	14

Total Spain		14

UNITED KINGDOM 0.5%

REAL ESTATE 0.5%

Assura PLC	15,705	13

Big Yellow Group PLC	989	12

British Land Co. PLC	2,622	18

	SHARES	MARKET VALUE (000S)

Derwent London PLC	620	$25

Great Portland Estates PLC	1,657	14

Land Securities Group PLC	3,705	39

Segro PLC	4,200	39

Shaftesbury PLC	1,681	17

UNITE Group PLC	2,561	32

		209

Total United Kingdom		209

Total Real Estate Investment Trusts (Cost $1,205)		1,277

RIGHTS 0.0%

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A. - Exp. 07/09/2019	8,726	5

INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A. - Exp. 07/11/2019	1,617	2

Total Rights (Cost $8)		7

MUTUAL FUNDS 0.0%
Total Investments in Securities (Cost $42,047)		42,033

INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund (b)(c)	29,063	29

Total Short-Term Instruments (Cost $29)		29

Total Investments in Affiliates (Cost $29)		29

Total Investments 98.1% (Cost $42,076)		$42,062

Other Assets and Liabilities, net 1.9%		826

Net Assets 100.0%		$42,888

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $27 were out on loan in exchange for $29 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5, Securities Lending in the Notes to Financial Statements.

(d)  RESTRICTED SECURITIES

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Software, Inc.	12/13/2017 - 05/09/2019	$38	$48	0.11%
Great-West Lifeco, Inc.	08/31/2017 - 05/09/2019	33	30	0.07
Kirkland Lake Gold Ltd.	06/29/2018 - 05/09/2019	12	21	0.05
Martinrea International, Inc.	08/31/2017 - 05/09/2019	17	13	0.03

		$100	$112	0.26%

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	41

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
GSC	$0	$0	$0	$27	$27	$(29)	$(2)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$27

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$27	$0	$0	$0	$27

Total Borrowings	$27	$0	$0	$0	$27

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$27

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
SSB	07/2019	CAD	127		$97	$0	$0
	07/2019		$25	HKD	200	0	0
	07/2019		146	JPY	15,718	0	0

Total Forward Foreign Currency Contracts						$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$222	$0	$222
Consumer Discretionary	0	224	0	224
Consumer Staples	0	242	0	242
Energy	0	103	0	103
Financials	0	382	0	382
Health Care	0	134	0	134
Industrials	0	213	0	213
Information Technology	27	15	0	42
Materials	0	668	0	668
Utilities	0	25	0	25
Austria
Energy	0	28	0	28
Industrials	0	10	0	10
Information Technology	0	4	0	4
Materials	15	0	0	15
Real Estate	12	0	0	12
Utilities	0	15	0	15
Belgium
Communication Services	0	38	0	38
Consumer Staples	0	126	0	126
Energy	0	15	0	15
Financials	0	85	0	85
Health Care	0	36	0	36
Information Technology	13	0	0	13
Materials	0	13	0	13
Utilities	0	15	0	15
Cambodia
Consumer Discretionary	0	15	0	15
Canada
Communication Services	399	0	0	399
Consumer Discretionary	326	0	0	326
Consumer Staples	362	0	0	362
Energy	230	0	0	230
Financials	510	0	0	510
Health Care	13	0	0	13
Industrials	520	0	0	520
Information Technology	161	0	0	161
Materials	158	0	0	158
Real Estate	30	0	0	30
Utilities	169	0	0	169
Denmark
Consumer Staples	0	58	0	58
Financials	0	35	0	35
Health Care	0	286	0	286
Industrials	0	163	0	163
Materials	0	18	0	18
Utilities	0	43	0	43
Finland
Communication Services	18	0	0	18
Consumer Staples	36	0	0	36
Energy	0	77	0	77
Financials	0	54	0	54
Health Care	0	12	0	12
Industrials	0	123	0	123
Information Technology	12	21	0	33
Materials	0	56	0	56
Utilities	0	55	0	55
France
Communication Services	14	344	0	358
Consumer Discretionary	79	362	0	441
Consumer Staples	93	381	0	474
Energy	0	81	0	81
Financials	0	164	0	164
Health Care	0	161	0	161

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Industrials	$20	$699	$0	$719
Information Technology	0	72	0	72
Real Estate	0	11	0	11
Utilities	0	252	0	252
Germany
Communication Services	38	89	0	127
Consumer Discretionary	14	383	0	397
Consumer Staples	0	75	0	75
Financials	14	490	0	504
Health Care	0	150	0	150
Industrials	0	206	0	206
Information Technology	0	387	0	387
Materials	0	218	0	218
Real Estate	12	161	0	173
Utilities	43	266	0	309
Hong Kong
Communication Services	43	34	0	77
Consumer Discretionary	16	101	0	117
Consumer Staples	0	81	0	81
Health Care	0	13	0	13
Industrials	17	127	0	144
Information Technology	0	21	0	21
Real Estate	0	187	0	187
Utilities	0	200	0	200
Ireland
Consumer Staples	85	16	0	101
Health Care	460	0	0	460
Industrials	18	39	0	57
Materials	0	40	0	40
Israel
Communication Services	0	15	0	15
Energy	0	26	0	26
Financials	0	128	0	128
Health Care	0	20	0	20
Information Technology	50	26	0	76
Materials	0	36	0	36
Italy
Communication Services	0	32	0	32
Consumer Discretionary	0	36	0	36
Energy	0	207	0	207
Financials	0	88	0	88
Health Care	0	26	0	26
Industrials	0	49	0	49
Utilities	13	305	0	318
Japan
Communication Services	0	965	0	965
Consumer Discretionary	0	1,959	0	1,959
Consumer Staples	0	1,074	0	1,074
Energy	0	237	0	237
Financials	0	374	0	374
Health Care	0	896	0	896
Industrials	0	2,413	0	2,413
Information Technology	0	1,206	0	1,206
Materials	0	691	0	691
Real Estate	0	147	0	147
Utilities	0	487	0	487
Luxembourg
Communication Services	33	23	0	56
Materials	0	55	0	55
Real Estate	0	26	0	26
Macau
Consumer Discretionary	0	45	0	45
Netherlands
Communication Services	18	74	0	92
Consumer Staples	0	331	0	331
Energy	0	84	0	84
Financials	0	228	0	228

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	43

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Industrials	$24	$145	$0	$169
Information Technology	0	66	0	66
Materials	14	218	0	232
New Zealand
Communication Services	0	52	0	52
Consumer Discretionary	14	0	0	14
Health Care	0	17	0	17
Industrials	0	18	0	18
Materials	0	18	0	18
Utilities	0	38	0	38
Norway
Communication Services	0	107	0	107
Consumer Staples	0	111	0	111
Energy	0	107	0	107
Financials	0	48	0	48
Industrials	0	15	0	15
Materials	0	106	0	106
Portugal
Consumer Staples	0	38	0	38
Materials	0	12	0	12
Utilities	0	82	0	82
Singapore
Communication Services	0	120	0	120
Consumer Discretionary	0	13	0	13
Consumer Staples	0	44	0	44
Financials	0	133	0	133
Industrials	0	185	0	185
Information Technology	0	13	0	13
Real Estate	0	40	0	40
South Africa
Health Care	0	10	0	10
Spain
Communication Services	0	161	0	161
Consumer Discretionary	0	64	0	64
Consumer Staples	0	27	0	27
Energy	0	101	0	101
Financials	0	112	0	112
Health Care	0	20	0	20
Industrials	0	193	0	193
Information Technology	0	78	0	78
Utilities	0	673	0	673
Sweden
Communication Services	0	302	0	302
Consumer Discretionary	49	221	0	270
Consumer Staples	16	68	0	84
Financials	0	102	0	102
Industrials	0	327	0	327
Information Technology	0	400	0	400
Materials	0	11	0	11
Switzerland
Communication Services	0	103	0	103
Consumer Discretionary	67	86	0	153
Consumer Staples	15	776	0	791
Financials	0	950	0	950
Health Care	0	718	0	718
Industrials	0	327	0	327
Information Technology	129	15	0	144

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Materials	$0	$257	$0	$257
Real Estate	0	42	0	42
Utilities	0	13	0	13
United Kingdom
Communication Services	17	328	0	345
Consumer Discretionary	111	680	0	791
Consumer Staples	0	1,574	0	1,574
Energy	0	178	0	178
Financials	5	716	0	721
Health Care	12	859	0	871
Industrials	96	728	0	824
Information Technology	13	107	0	120
Materials	13	552	0	565
Utilities	26	442	0	468
United States
Consumer Discretionary	0	13	0	13
Materials	14	0	0	14
Preferred Stocks
Germany
Consumer Staples	0	50	0	50
Health Care	0	12	0	12
Industrials	0	120	0	120
Materials	0	12	0	12
Real Estate Investment Trusts
Australia
Real Estate	0	104	0	104
Belgium
Real Estate	12	17	0	29
Canada
Real Estate	193	0	0	193
France
Real Estate	40	22	0	62
Germany
Real Estate	13	0	0	13
Hong Kong
Real Estate	0	80	0	80
Japan
Real Estate	38	475	0	513
Singapore
Real Estate	0	60	0	60
Spain
Real Estate	14	0	0	14
United Kingdom
Real Estate	42	167	0	209
Rights
Spain
Energy	5	0	0	5
Industrials	2	0	0	2

	$5,085	$36,948	$0	$42,033

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	29	0	0	29

Total Investments	$5,114	$36,948	$0	$42,062

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 92.3%

IRELAND 0.2%

INFORMATION TECHNOLOGY 0.2%

Accenture PLC ‘A’	1,200	$222

Total Ireland		222

LUXEMBOURG 0.0%

MATERIALS 0.0%

Ternium S.A. SP - ADR	230	5

Total Luxembourg		5

SWITZERLAND 0.4%

FINANCIALS 0.4%

Chubb Ltd.	2,914	429

Total Switzerland		429

UNITED KINGDOM 0.7%

CONSUMER STAPLES 0.1%

Avon Products, Inc. (a)	3,117	12

Coca-Cola European Partners PLC	865	49

Nomad Foods Ltd. (a)	498	11

		72

ENERGY 0.0%

Ensco Rowan PLC ‘A’	409	3

FINANCIALS 0.3%

Aon PLC	952	184

Willis Towers Watson PLC	439	84

		268

INDUSTRIALS 0.1%

IHS Markit Ltd. (a)	1,191	76

MATERIALS 0.2%

Linde PLC	1,022	205

Total United Kingdom		624

UNITED STATES 91.0%

COMMUNICATION SERVICES 7.7%

Altice USA, Inc. ‘A’ (a)	666	16

AMC Entertainment Holdings, Inc. ‘A’	1,042	10

AMC Networks, Inc. ‘A’ (a)	257	14

AT&T, Inc.	42,679	1,430

Cable One, Inc.	39	46

Cars.com, Inc. (a)	584	12

CBS Corp. NVDR ‘B’	4,007	200

CenturyLink, Inc.	9,443	111

Charter Communications, Inc. ‘A’ (a)	300	119

Comcast Corp. ‘A’	8,479	359

Discovery, Inc. ‘A’ (a)	942	29

DISH Network Corp. (a)	418	16

Gannett Co., Inc.	2,834	23

Houghton Mifflin Harcourt Co. (a)	1,860	11

InterActiveCorp (a)	188	41

Interpublic Group of Cos., Inc.	2,393	54

Liberty Broadband Corp. ‘C’ (a)	574	60

	SHARES	MARKET VALUE (000S)

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	4,406	$167

New York Times Co. ‘A’	349	11

News Corp. ‘A’	2,926	39

Nexstar Media Group, Inc. ‘A’	108	11

Omnicom Group, Inc.	2,293	188

Scholastic Corp.	313	10

Sinclair Broadcast Group, Inc. ‘A’	510	27

Sirius XM Holdings, Inc.	2,344	13

Sprint Corp. (a)	2,032	13

T-Mobile US, Inc. (a)	581	43

TEGNA, Inc.	2,823	43

Telephone & Data Systems, Inc.	915	28

Tribune Media Co. ‘A’	2,189	101

U.S. Cellular Corp. (a)	290	13

Verizon Communications, Inc.	43,478	2,484

Viacom, Inc. ‘B’	7,362	220

Walt Disney Co.	11,060	1,544

Zynga, Inc. ‘A’ (a)	2,063	13

		7,519

CONSUMER DISCRETIONARY 13.7%

Aaron’s, Inc.	593	36

Abercrombie & Fitch Co. ‘A’	2,484	40

Adient PLC	662	16

Adtalem Global Education, Inc. (a)	815	37

Advance Auto Parts, Inc.	386	59

American Axle & Manufacturing Holdings, Inc. (a)	960	12

American Eagle Outfitters, Inc.	5,387	91

Aramark	1,165	42

Asbury Automotive Group, Inc. (a)	419	35

AutoNation, Inc. (a)	425	18

AutoZone, Inc. (a)	182	200

Bed Bath & Beyond, Inc. (c)	6,916	80

Best Buy Co., Inc.	2,267	158

Big Lots, Inc.	1,134	32

Bloomin’ Brands, Inc.	1,087	21

Booking Holdings, Inc. (a)	16	30

Bright Horizons Family Solutions, Inc. (a)	297	45

Brinker International, Inc.	2,551	100

Buckle, Inc. (c)	1,509	26

Caleres, Inc.	622	12

Carter’s, Inc.	701	68

Cheesecake Factory, Inc.	1,391	61

Chico’s FAS, Inc.	5,694	19

Children’s Place, Inc.	112	11

Chipotle Mexican Grill, Inc. (a)	282	207

Churchill Downs, Inc.	145	17

Cooper Tire & Rubber Co.	1,087	34

Core-Mark Holding Co., Inc.	824	33

Cracker Barrel Old Country Store, Inc.	382	65

Dana, Inc.	1,697	34

Darden Restaurants, Inc.	1,159	141

Deckers Outdoor Corp. (a)	520	91

Designer Brands, Inc.	2,803	54

Dick’s Sporting Goods, Inc.	721	25

Dillard’s, Inc. ‘A’	196	12

Dollar General Corp.	4,014	543

Dollar Tree, Inc. (a)	683	73

Domino’s Pizza, Inc.	315	88

Dorman Products, Inc. (a)	335	29

Dunkin’ Brands Group, Inc.	602	48

	SHARES	MARKET VALUE (000S)

eBay, Inc.	1,291	$51

Expedia Group, Inc.	223	30

Extended Stay America, Inc.	1,019	17

Foot Locker, Inc.	1,972	83

Ford Motor Co.	26,927	275

Fossil Group, Inc. (a)	2,847	33

G-III Apparel Group Ltd. (a)	664	20

GameStop Corp. ‘A’	2,334	13

Gap, Inc.	4,626	83

General Motors Co.	9,239	356

Genesco, Inc. (a)	778	33

Gentex Corp.	1,665	41

Genuine Parts Co.	1,358	141

Goodyear Tire & Rubber Co.	492	8

Graham Holdings Co. ‘B’	100	69

Group 1 Automotive, Inc.	435	36

Guess?, Inc.	1,535	25

H&R Block, Inc.	2,685	79

Hanesbrands, Inc.	1,928	33

Harley-Davidson, Inc.	973	35

Hasbro, Inc.	718	76

Hilton Worldwide Holdings, Inc.	741	72

Home Depot, Inc.	3,379	703

Jack in the Box, Inc.	451	37

Kohl’s Corp.	2,083	99

L Brands, Inc.	1,858	48

La-Z-Boy, Inc.	799	24

Las Vegas Sands Corp.	1,480	87

Lear Corp.	291	41

Leggett & Platt, Inc.	1,070	41

Lithia Motors, Inc. ‘A’	198	24

Lowe’s Cos., Inc.	3,893	393

Macy’s, Inc.	7,324	157

Marriott International, Inc. ‘A’	122	17

Marriott Vacations Worldwide Corp.	156	15

Mattel, Inc. (a)(c)	6,214	70

McDonald’s Corp.	7,868	1,634

MDC Holdings, Inc.	837	27

Meritage Homes Corp. (a)	466	24

Murphy USA, Inc. (a)	1,163	98

NIKE, Inc. ‘B’	6,497	545

Nordstrom, Inc.	2,027	65

Norwegian Cruise Line Holdings Ltd. (a)	362	19

NVR, Inc. (a)	30	101

O’Reilly Automotive, Inc. (a)	1,004	371

Office Depot, Inc.	16,511	34

Penske Automotive Group, Inc.	211	10

Pool Corp.	332	63

PulteGroup, Inc.	1,047	33

Qurate Retail, Inc. (a)	1,896	23

Ralph Lauren Corp.	378	43

Regis Corp. (a)	768	13

Rent-A-Center, Inc. (a)	357	9

Ross Stores, Inc.	959	95

Royal Caribbean Cruises Ltd.	321	39

Sally Beauty Holdings, Inc. (a)	4,382	58

SeaWorld Entertainment, Inc. (a)	2,406	75

Service Corp. International	817	38

ServiceMaster Global Holdings, Inc. (a)	696	36

Signet Jewelers Ltd.	762	14

Six Flags Entertainment Corp.	942	47

Sleep Number Corp. (a)	508	21

Sonic Automotive, Inc. ‘A’	594	14

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	45

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Sotheby’s (a)	285	$17

Starbucks Corp.	7,695	645

Steven Madden Ltd.	646	22

Sturm Ruger & Co., Inc.	417	23

Target Corp.	14,597	1,264

Tempur Sealy International, Inc. (a)	344	25

Texas Roadhouse, Inc.	186	10

Thor Industries, Inc.	236	14

TJX Cos., Inc.	10,449	553

Tractor Supply Co.	931	101

Tupperware Brands Corp.	462	9

Ulta Salon Cosmetics & Fragrance, Inc. (a)	248	86

Under Armour, Inc. (a)	833	21

Urban Outfitters, Inc. (a)	1,010	23

Vail Resorts, Inc.	106	24

VF Corp.	1,952	170

Visteon Corp. (a)	324	19

Wendy’s Co.	5,839	114

Whirlpool Corp.	176	25

Williams-Sonoma, Inc.	1,180	77

Wyndham Destinations, Inc.	744	33

Wynn Resorts Ltd.	112	14

Yum! Brands, Inc.	2,751	304

		13,250

CONSUMER STAPLES 16.8%

Altria Group, Inc.	7,001	332

Andersons, Inc.	347	9

Archer-Daniels-Midland Co.	7,209	294

B&G Foods, Inc.	425	9

Boston Beer Co., Inc. ‘A’ (a)	97	37

Brown-Forman Corp. ‘B’	1,975	109

Bunge Ltd.	4,380	244

Cal-Maine Foods, Inc.	670	28

Campbell Soup Co.	1,569	63

Casey’s General Stores, Inc.	690	108

Church & Dwight Co., Inc.	2,492	182

Clorox Co.	866	133

Coca-Cola Co.	34,515	1,758

Colgate-Palmolive Co.	7,021	503

Conagra Brands, Inc.	2,247	60

Constellation Brands, Inc. ‘A’	325	64

Costco Wholesale Corp.	4,392	1,161

Coty, Inc. ‘A’	338	5

Darling Ingredients, Inc. (a)	459	9

Edgewell Personal Care Co. (a)	463	12

Estee Lauder Cos., Inc. ‘A’	1,357	248

Flowers Foods, Inc.	1,934	45

Fresh Del Monte Produce, Inc.	692	19

General Mills, Inc.	6,432	338

Herbalife Nutrition Ltd. (a)	602	26

Hershey Co.	1,148	154

Hormel Foods Corp.	2,274	92

Ingredion, Inc.	429	35

J&J Snack Foods Corp.	74	12

JM Smucker Co.	1,121	129

Kellogg Co.	2,134	114

Keurig Dr Pepper, Inc.	2,054	59

Kimberly-Clark Corp.	2,807	374

Kroger Co.	20,670	449

Lamb Weston Holdings, Inc.	505	32

Lancaster Colony Corp.	274	41

	SHARES	MARKET VALUE (000S)

McCormick & Co., Inc.	887	$138

Mondelez International, Inc. ‘A’	2,667	144

Monster Beverage Corp. (a)	1,167	74

Nu Skin Enterprises, Inc. ‘A’	1,203	59

PepsiCo, Inc.	13,198	1,731

Performance Food Group Co. (a)	1,310	52

Philip Morris International, Inc.	15,987	1,255

Post Holdings, Inc. (a)	168	17

Procter & Gamble Co.	20,837	2,285

Sanderson Farms, Inc.	631	86

Sprouts Farmers Market, Inc. (a)	1,091	21

Sysco Corp.	5,663	400

TreeHouse Foods, Inc. (a)	681	37

Tyson Foods, Inc. ‘A’	2,739	221

U.S. Foods Holding Corp. (a)	1,889	68

United Natural Foods, Inc. (a)	1,351	12

Universal Corp.	414	25

Vector Group Ltd.	1,026	10

Wal-Mart Stores, Inc.	20,694	2,286

Walgreens Boots Alliance, Inc.	919	50

Weis Markets, Inc.	302	11

		16,269

ENERGY 4.0%

Apache Corp.	420	12

Arch Coal, Inc. ‘A’	118	11

Archrock, Inc.	1,358	14

Baker Hughes a GE Co.	747	18

Cabot Oil & Gas Corp.	1,006	23

Chevron Corp.	5,243	652

ConocoPhillips	7,584	463

CVR Energy, Inc.	130	7

Diamond Offshore Drilling, Inc. (a)	429	4

Dril-Quip, Inc. (a)	863	41

Exxon Mobil Corp.	7,986	612

Green Plains, Inc.	1,255	14

Helix Energy Solutions Group, Inc. (a)	1,791	15

Helmerich & Payne, Inc.	237	12

Hess Corp.	2,928	186

HollyFrontier Corp.	4,408	204

Kinder Morgan, Inc.	5,725	120

Marathon Oil Corp.	6,118	87

Marathon Petroleum Corp.	3,605	201

Murphy Oil Corp.	1,415	35

Nabors Industries Ltd.	2,387	7

National Oilwell Varco, Inc.	3,712	83

Oasis Petroleum, Inc. (a)	1,630	9

Oceaneering International, Inc. (a)	2,899	59

Oil States International, Inc. (a)	1,167	21

ONEOK, Inc.	504	35

Patterson-UTI Energy, Inc.	1,359	16

PBF Energy, Inc. ‘A’	925	29

Peabody Energy Corp.	729	18

Phillips 66	3,420	320

QEP Resources, Inc. (a)	5,163	37

SM Energy Co.	2,055	26

Transocean Ltd.	2,994	19

Valero Energy Corp.	4,031	345

Whiting Petroleum Corp. (a)	1,997	37

Williams Cos., Inc.	2,280	64

World Fuel Services Corp.	1,438	52

		3,908

	SHARES	MARKET VALUE (000S)
FINANCIALS 6.9%

Affiliated Managers Group, Inc.	153	$14

Aflac, Inc.	7,390	405

Alleghany Corp. (a)	124	85

Allstate Corp.	3,814	388

Ally Financial, Inc.	3,996	124

Ambac Financial Group, Inc. (a)	761	13

American Express Co.	1,189	147

American Financial Group, Inc.	424	44

American International Group, Inc.	9,398	501

American National Insurance Co.	156	18

Arthur J Gallagher & Co.	1,067	94

Assurant, Inc.	603	64

AXA Equitable Holdings, Inc.	477	10

Brighthouse Financial, Inc. (a)	306	11

Brown & Brown, Inc.	1,563	52

Cannae Holdings, Inc. (a)	521	15

Capital One Financial Corp.	1,155	105

Capitol Federal Financial, Inc.	825	11

Cincinnati Financial Corp.	1,154	120

CIT Group, Inc.	515	27

CME Group, Inc.	1,706	331

CNO Financial Group, Inc.	1,217	20

Cohen & Steers, Inc.	194	10

Credit Acceptance Corp. (a)	30	15

Discover Financial Services	952	74

Erie Indemnity Co. ‘A’	210	53

Essent Group Ltd. (a)	224	11

FactSet Research Systems, Inc.	202	58

Federated Investors, Inc. ‘B’	936	30

Fidelity National Financial, Inc.	1,201	48

First American Financial Corp.	781	42

First Republic Bank	400	39

FirstCash, Inc.	169	17

Franklin Resources, Inc.	3,170	110

Genworth Financial, Inc. ‘A’ (a)	9,338	35

Goldman Sachs Group, Inc.	366	75

Hanover Insurance Group, Inc.	318	41

Hartford Financial Services Group, Inc.	677	38

Intercontinental Exchange, Inc.	2,331	200

Invesco Ltd.	509	10

Kemper Corp.	647	56

Legg Mason, Inc.	804	31

Lincoln National Corp.	485	31

Loews Corp.	3,189	174

LPL Financial Holdings, Inc.	1,166	95

Markel Corp. (a)	49	53

MarketAxess Holdings, Inc.	127	41

Marsh & McLennan Cos., Inc.	4,154	414

MBIA, Inc. (a)	2,193	20

Mercury General Corp.	532	33

MetLife, Inc.	2,160	107

MGIC Investment Corp. (a)	1,312	17

Moody’s Corp.	153	30

Morningstar, Inc.	206	30

MSCI, Inc.	484	116

Nasdaq, Inc.	417	40

Navient Corp.	3,119	43

Nelnet, Inc. ‘A’	159	9

New York Community Bancorp, Inc.	1,016	10

Northwest Bancshares, Inc.	590	10

Old Republic International Corp.	1,552	35

PRA Group, Inc. (a)	426	12

Primerica, Inc.	102	12

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Principal Financial Group, Inc.	522	$30

ProAssurance Corp.	840	30

Progressive Corp.	4,238	339

Prudential Financial, Inc.	763	77

Radian Group, Inc.	501	12

Reinsurance Group of America, Inc.	117	18

RLI Corp.	200	17

S&P Global, Inc.	346	79

Santander Consumer USA Holdings, Inc.	972	23

SEI Investments Co.	567	32

Selective Insurance Group, Inc.	141	11

Stewart Information Services Corp.	378	15

T Rowe Price Group, Inc.	945	104

Torchmark Corp.	190	17

Travelers Cos., Inc.	4,310	645

United Bankshares, Inc.	242	9

Voya Financial, Inc.	1,342	74

Waddell & Reed Financial, Inc. ‘A’	2,382	40

White Mountains Insurance Group Ltd.	38	39

World Acceptance Corp. (a)	215	35

WR Berkley Corp.	1,185	78

		6,648

HEALTH CARE 12.5%

Abbott Laboratories	3,299	277

AbbVie, Inc.	3,420	249

Agilent Technologies, Inc.	592	44

Alexion Pharmaceuticals, Inc. (a)	402	53

AmerisourceBergen Corp.	428	36

Anthem, Inc.	1,861	525

Baxter International, Inc.	2,628	215

Becton Dickinson and Co.	581	146

Bio-Rad Laboratories, Inc. ‘A’ (a)	83	26

Bio-Techne Corp.	92	19

Biogen, Inc. (a)	264	62

Boston Scientific Corp. (a)	2,612	112

Brookdale Senior Living, Inc. (a)	2,644	19

Bruker Corp.	591	30

Cardinal Health, Inc.	2,206	104

Catalent, Inc. (a)	321	17

Celgene Corp. (a)	2,326	215

Cerner Corp.	821	60

Charles River Laboratories International, Inc. (a)	116	16

Chemed Corp.	155	56

Cigna Corp.	205	32

Cooper Cos., Inc.	259	87

CVS Health Corp.	22,084	1,203

Danaher Corp.	3,033	433

DaVita, Inc. (a)	970	55

Dentsply Sirona, Inc.	1,017	59

Eli Lilly & Co.	1,621	180

Encompass Health Corp.	366	23

Gilead Sciences, Inc.	6,411	433

HCA Healthcare, Inc.	2,070	280

Henry Schein, Inc. (a)	1,382	97

Hill-Rom Holdings, Inc.	162	17

Hologic, Inc. (a)	645	31

Humana, Inc.	1,008	267

Illumina, Inc. (a)	386	142

Incyte Corp. (a)	433	37

Intuitive Surgical, Inc. (a)	177	93

IQVIA Holdings, Inc. (a)	619	100

	SHARES	MARKET VALUE (000S)

Johnson & Johnson	16,658	$2,320

Laboratory Corp. of America Holdings (a)	386	67

Magellan Health, Inc. (a)	484	36

Mallinckrodt PLC (a)	276	3

Masimo Corp. (a)	250	37

McKesson Corp.	572	77

MEDNAX, Inc. (a)	841	21

Merck & Co., Inc.	17,122	1,436

Mettler-Toledo International, Inc. (a)	129	108

Molina Healthcare, Inc. (a)	141	20

Myriad Genetics, Inc. (a)	1,460	41

Patterson Cos., Inc.	1,514	35

PerkinElmer, Inc.	267	26

Pfizer, Inc.	18,596	806

Premier, Inc. ‘A’ (a)	428	17

Quest Diagnostics, Inc.	972	99

Regeneron Pharmaceuticals, Inc. (a)	153	48

ResMed, Inc.	795	97

Select Medical Holdings Corp. (a)	984	16

Stryker Corp.	987	203

Syneos Health, Inc. (a)	203	10

Teleflex, Inc.	104	34

Tenet Healthcare Corp. (a)	4,082	84

Thermo Fisher Scientific, Inc.	751	221

United Therapeutics Corp. (a)	336	26

Universal Health Services, Inc. ‘B’	151	20

Varian Medical Systems, Inc. (a)	94	13

Vertex Pharmaceuticals, Inc. (a)	618	113

Waters Corp. (a)	59	13

WellCare Health Plans, Inc. (a)	121	35

West Pharmaceutical Services, Inc.	177	22

Zimmer Biomet Holdings, Inc.	385	45

Zoetis, Inc.	1,106	126

		12,125

INDUSTRIALS 10.6%

3M Co.	2,703	469

AAR Corp.	564	21

ABM Industries, Inc.	1,024	41

Actuant Corp. ‘A’	608	15

Acuity Brands, Inc.	164	23

Advanced Disposal Services, Inc. (a)	431	14

AECOM (a)	371	14

AGCO Corp.	429	33

Aircastle Ltd.	815	17

Alaska Air Group, Inc.	231	15

Allegiant Travel Co.	112	16

Allison Transmission Holdings, Inc.	1,209	56

AMERCO	65	25

American Airlines Group, Inc.	3,316	108

AMETEK, Inc.	427	39

AO Smith Corp.	491	23

Applied Industrial Technologies, Inc.	362	22

ArcBest Corp.	601	17

Arconic, Inc.	658	17

Armstrong World Industries, Inc.	397	39

Atlas Air Worldwide Holdings, Inc. (a)	412	18

Avis Budget Group, Inc. (a)	1,266	45

Boeing Co.	1,270	462

Brady Corp. ‘A’	193	10

BWX Technologies, Inc.	647	34

	SHARES	MARKET VALUE (000S)

Carlisle Cos., Inc.	136	$19

CH Robinson Worldwide, Inc.	1,658	140

Cintas Corp.	692	164

Copart, Inc. (a)	1,931	144

CoStar Group, Inc. (a)	87	48

Covanta Holding Corp.	1,409	25

Crane Co.	201	17

CSX Corp.	2,667	206

Cummins, Inc.	1,001	172

Curtiss-Wright Corp.	168	21

Deere & Co.	1,182	196

Delta Air Lines, Inc.	911	52

Deluxe Corp.	344	14

Donaldson Co., Inc.	986	50

Dover Corp.	269	27

Eaton Corp. PLC	795	66

Emerson Electric Co.	2,297	153

Encore Wire Corp.	221	13

Expeditors International of Washington, Inc.	1,714	130

Fastenal Co.	2,863	93

Flowserve Corp.	439	23

Fluor Corp.	1,490	50

Fortive Corp.	233	19

Franklin Electric Co., Inc.	268	13

FTI Consulting, Inc. (a)	630	53

Gardner Denver Holdings, Inc. (a)	312	11

GATX Corp.	576	46

Generac Holdings, Inc. (a)	555	39

General Dynamics Corp.	1,114	203

Genesee & Wyoming, Inc. ‘A’ (a)	135	14

Graco, Inc.	559	28

Greenbrier Cos., Inc.	993	30

HD Supply Holdings, Inc. (a)	725	29

Healthcare Services Group, Inc.	544	16

HEICO Corp.	235	31

Herman Miller, Inc.	506	23

Hertz Global Holdings, Inc. (a)(c)	1,865	30

Hexcel Corp.	475	38

HNI Corp.	521	18

Honeywell International, Inc.	1,366	238

Hub Group, Inc. ‘A’ (a)	560	24

Hubbell, Inc.	237	31

Hyster-Yale Materials Handling, Inc.	192	11

IAA, Inc. (a)	914	35

IDEX Corp.	217	37

Illinois Tool Works, Inc.	1,259	190

Ingersoll-Rand PLC	452	57

ITT, Inc.	610	40

Jacobs Engineering Group, Inc.	934	79

JB Hunt Transport Services, Inc.	485	44

JetBlue Airways Corp. (a)	367	7

Johnson Controls International PLC	1,686	70

Kaman Corp.	208	13

Kansas City Southern	188	23

KAR Auction Services, Inc.	639	16

KBR, Inc.	3,355	84

L3 Technologies, Inc.	148	36

L3Harris Technologies, Inc.	648	123

Landstar System, Inc.	273	29

Lennox International, Inc.	310	85

Lincoln Electric Holdings, Inc.	501	41

Lockheed Martin Corp.	1,936	704

Macquarie Infrastructure Corp.	1,406	57

ManpowerGroup, Inc.	482	47

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	47

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Masco Corp.	1,121	$44

Masonite International Corp. (a)	195	10

Middleby Corp. (a)	181	25

Moog, Inc. ‘A’	355	33

MRC Global, Inc. (a)	1,404	24

MSA Safety, Inc.	127	13

MSC Industrial Direct Co., Inc. ‘A’	760	56

Mueller Industries, Inc.	536	16

Neilsen Holdings PLC	675	15

Nordson Corp.	204	29

Norfolk Southern Corp.	500	100

Northrop Grumman Corp.	1,329	429

NOW, Inc. (a)	1,684	25

Old Dominion Freight Line, Inc.	140	21

Oshkosh Corp.	67	6

PACCAR, Inc.	640	46

Parker-Hannifin Corp.	296	50

Pitney Bowes, Inc.	5,618	24

Quanta Services, Inc.	769	29

Raytheon Co.	1,428	248

Republic Services, Inc.	1,456	126

Resideo Technologies, Inc. (a)	483	11

Robert Half International, Inc.	716	41

Rockwell Automation, Inc.	349	57

Rollins, Inc.	970	35

Roper Technologies, Inc.	191	70

Rush Enterprises, Inc. ‘A’	554	20

Ryder System, Inc.	98	6

SkyWest, Inc.	620	38

Southwest Airlines Co.	300	15

SPX FLOW, Inc. (a)	297	12

Steelcase, Inc. ‘A’	1,340	23

Stericycle, Inc. (a)	390	19

Teledyne Technologies, Inc. (a)	206	56

Terex Corp.	1,355	43

Tetra Tech, Inc.	130	10

Timken Co.	1,057	54

Toro Co.	953	64

TransDigm Group, Inc. (a)	327	158

Trinity Industries, Inc.	694	14

Triumph Group, Inc.	950	22

TrueBlue, Inc. (a)	501	11

Tutor Perini Corp. (a)	926	13

Union Pacific Corp.	2,690	455

United Parcel Service, Inc. ‘B’	3,534	365

United Rentals, Inc. (a)	175	23

United Technologies Corp.	1,623	211

Universal Forest Products, Inc.	630	24

Verisk Analytics, Inc.	922	135

Wabash National Corp.	1,053	17

WABCO Holdings, Inc. (a)	376	50

Waste Connections, Inc.	746	71

Waste Management, Inc.	2,577	297

Watsco, Inc.	307	50

Werner Enterprises, Inc.	430	13

WESCO International, Inc. (a)	1,018	52

Woodward, Inc.	138	16

WW Grainger, Inc.	522	140

Xylem, Inc.	474	40

		10,298

INFORMATION TECHNOLOGY 14.0%

Adobe, Inc. (a)	916	270

ADTRAN, Inc.	1,179	18

Alliance Data Systems Corp.	130	18

	SHARES	MARKET VALUE (000S)

Amdocs Ltd.	996	$62

Anixter International, Inc. (a)	457	27

ANSYS, Inc. (a)	214	44

Apple, Inc.	5,213	1,032

Applied Materials, Inc.	1,272	57

Arrow Electronics, Inc. (a)	583	42

Aspen Technology, Inc. (a)	221	27

Autodesk, Inc. (a)	532	87

Automatic Data Processing, Inc.	1,118	185

Avnet, Inc.	1,440	65

Benchmark Electronics, Inc.	898	23

Booz Allen Hamilton Holding Corp.	2,530	168

Broadcom, Inc.	726	209

Broadridge Financial Solutions, Inc.	419	54

CACI International, Inc. ‘A’ (a)	410	84

Cadence Design Systems, Inc. (a)	1,361	96

CDK Global, Inc.	358	18

CDW Corp.	898	100

Ciena Corp. (a)	372	15

Cinemark Holdings, Inc.	1,016	37

Cirrus Logic, Inc. (a)	426	19

Cisco Systems, Inc.	8,059	441

Conduent, Inc. (a)	3,420	33

Corning, Inc.	12,319	409

Cree, Inc. (a)	1,585	89

Cypress Semiconductor Corp.	879	20

Dolby Laboratories, Inc. ‘A’	284	18

Electronic Arts, Inc. (a)	92	9

EPAM Systems, Inc. (a)	127	22

Euronet Worldwide, Inc. (a)	121	20

F5 Networks, Inc. (a)	60	9

Fair Isaac Corp. (a)	163	51

Fidelity National Information Services, Inc.	842	103

First Data Corp. ‘A’ (a)	1,048	28

Fiserv, Inc. (a)	1,818	166

FleetCor Technologies, Inc. (a)	206	58

FLIR Systems, Inc.	592	32

Fortinet, Inc. (a)	354	27

Gartner, Inc. (a)	385	62

Genpact Ltd.	2,444	93

Global Payments, Inc.	379	61

Hewlett Packard Enterprise Co.	4,210	63

HP, Inc.	5,817	121

Insight Enterprises, Inc. (a)	524	30

International Business Machines Corp.	11,379	1,569

Intuit, Inc.	1,039	272

Jabil, Inc.	972	31

Jack Henry & Associates, Inc.	685	92

Juniper Networks, Inc.	1,845	49

Keysight Technologies, Inc. (a)	453	41

KLA-Tencor Corp.	518	61

Lam Research Corp.	98	18

Leidos Holdings, Inc.	269	21

Live Nation Entertainment, Inc. (a)	337	22

Madison Square Garden Co. ‘A’ (a)	63	18

Manhattan Associates, Inc. (a)	417	29

ManTech International Corp. ‘A’	380	25

Mastercard, Inc. ‘A’	3,054	808

MAXIMUS, Inc.	243	18

Microsoft Corp.	7,788	1,043

Motorola Solutions, Inc.	3,345	558

NCR Corp. (a)	493	15

NetScout Systems, Inc. (a)	534	14

Nuance Communications, Inc. (a)	692	11

	SHARES	MARKET VALUE (000S)

Oracle Corp.	4,274	$243

Paychex, Inc.	2,367	195

PayPal Holdings, Inc. (a)	2,101	240

Plantronics, Inc.	332	12

Plexus Corp. (a)	389	23

QUALCOMM, Inc.	8,797	669

Red Hat, Inc. (a)	419	79

Sabre Corp.	612	14

salesforce.com, Inc. (a)	1,392	211

Sanmina Corp. (a)	1,054	32

ScanSource, Inc. (a)	352	11

Science Applications International Corp.	288	25

Seagate Technology PLC	5,610	264

Skyworks Solutions, Inc.	231	18

SS&C Technologies Holdings, Inc.	530	31

Sykes Enterprises, Inc. (a)	375	10

Symantec Corp.	2,396	52

SYNNEX Corp.	168	17

Synopsys, Inc. (a)	361	46

Tech Data Corp. (a)	489	51

Teradata Corp. (a)	705	25

Texas Instruments, Inc.	2,581	296

Total System Services, Inc.	682	87

Trimble, Inc. (a)	573	26

Ubiquiti Networks, Inc.	81	11

Verint Systems, Inc. (a)	157	8

VeriSign, Inc. (a)	507	106

ViaSat, Inc. (a)	137	11

Visa, Inc. ‘A’	4,793	832

Vishay Intertechnology, Inc.	1,649	27

VMware, Inc. ‘A’	146	24

Western Union Co.	1,553	31

Worldpay, Inc. ‘A’ (a)	933	114

Xerox Corp.	2,676	95

Xilinx, Inc.	1,209	143

Zebra Technologies Corp. ‘A’ (a)	130	27

		13,543

MATERIALS 2.3%

Air Products & Chemicals, Inc.	413	93

Alcoa Corp. (a)	1,331	31

Allegheny Technologies, Inc. (a)	1,081	27

AptarGroup, Inc.	574	71

Avery Dennison Corp.	372	43

Axalta Coating Systems Ltd. (a)	531	16

Ball Corp.	1,041	73

Berry Global Group, Inc. (a)	317	17

Boise Cascade Co.	665	19

Carpenter Technology Corp.	528	25

Celanese Corp.	308	33

CF Industries Holdings, Inc.	984	46

Cleveland-Cliffs, Inc.	5,911	63

Commercial Metals Co.	2,552	46

Compass Minerals International, Inc.	300	16

Crown Holdings, Inc. (a)	979	60

Domtar Corp.	808	36

Ecolab, Inc.	1,379	272

Freeport-McMoRan, Inc.	1,393	16

Graphic Packaging Holding Co.	1,940	27

Innospec, Inc.	170	16

International Flavors & Fragrances, Inc.	602	87

Kaiser Aluminum Corp.	283	28

LyondellBasell Industries NV ‘A’	5,176	446

Materion Corp.	346	23

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

	SHARES	MARKET VALUE (000S)

Mosaic Co.	4,286	$107

NewMarket Corp.	109	44

Owens-Illinois, Inc.	1,397	24

PolyOne Corp.	627	20

PPG Industries, Inc.	780	91

Reliance Steel & Aluminum Co.	435	41

RPM International, Inc.	536	33

Schnitzer Steel Industries, Inc. ‘A’	570	15

Schweitzer-Mauduit International, Inc.	380	13

Scotts Miracle-Gro Co.	442	44

Sealed Air Corp.	424	18

Sensient Technologies Corp.	346	25

Silgan Holdings, Inc.	1,359	42

Sonoco Products Co.	1,300	85

Warrior Met Coal, Inc.	735	19

WR Grace & Co.	389	30

		2,281

UTILITIES 2.5%

AES Corp.	11,128	186

ALLETE, Inc.	125	10

Alliant Energy Corp.	446	22

Ameren Corp.	459	34

American Electric Power Co., Inc.	929	82

American Water Works Co., Inc.	339	39

Aqua America, Inc.	520	21

Atmos Energy Corp.	281	30

Black Hills Corp.	146	11

CenterPoint Energy, Inc.	941	27

CMS Energy Corp.	530	31

Consolidated Edison, Inc.	625	55

Dominion Energy, Inc.	1,507	117

DTE Energy Co.	342	44

Duke Energy Corp.	1,370	121

Entergy Corp.	983	101

Eversource Energy	607	46

Exelon Corp.	6,419	308

FirstEnergy Corp.	1,808	77

Hawaiian Electric Industries, Inc.	998	43

IDACORP, Inc.	122	12

National Fuel Gas Co.	205	11

New Jersey Resources Corp.	214	11

NextEra Energy, Inc.	900	184

NorthWestern Corp.	121	9

NRG Energy, Inc.	622	22

OGE Energy Corp.	484	21

ONE Gas, Inc.	126	11

Pinnacle West Capital Corp.	210	20

PNM Resources, Inc.	191	10

Portland General Electric Co.	216	12

PPL Corp.	3,144	97

Public Service Enterprise Group, Inc.	950	56

Sempra Energy	516	71

Southern Co.	4,818	266

Southwest Gas Holdings, Inc.	122	11

Spire, Inc.	120	10

Vistra Energy Corp.	4,044	92

WEC Energy Group, Inc.	593	49

Xcel Energy, Inc.	967	58

		2,438

Total United States		88,279

Total Common Stocks (Cost $84,624)		89,559

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 6.7%

UNITED STATES 6.7%

FINANCIALS 0.6%

AGNC Investment Corp.	3,107	$52

Annaly Capital Management, Inc.	8,892	81

Apollo Commercial Real Estate Finance, Inc.	1,005	19

Blackstone Mortgage Trust, Inc. ‘A’	856	30

Chimera Investment Corp.	3,291	62

Invesco Mortgage Capital, Inc.	2,996	48

Ladder Capital Corp.	1,026	17

MFA Financial, Inc.	3,654	26

New Residential Investment Corp.	2,608	40

New York Mortgage Trust, Inc.	1,912	12

PennyMac Mortgage Investment Trust	2,084	46

Redwood Trust, Inc.	2,059	34

Starwood Property Trust, Inc.	2,651	60

Two Harbors Investment Corp.	4,144	53

		580

REAL ESTATE 6.1%

Acadia Realty Trust	647	18

Alexandria Real Estate Equities, Inc.	615	87

American Campus Communities, Inc.	1,101	51

American Homes 4 Rent ‘A’	1,566	38

American Tower Corp.	1,473	301

Apartment Investment & Management Co.	1,045	52

Apple Hospitality REIT, Inc.	1,993	32

AvalonBay Communities, Inc.	761	155

Boston Properties, Inc.	936	121

Brandywine Realty Trust	1,350	19

Brixmor Property Group, Inc.	3,238	58

Camden Property Trust	660	69

Colony Capital, Inc.	5,894	30

Columbia Property Trust, Inc.	1,552	32

CoreCivic, Inc.	1,504	31

Corporate Office Properties Trust	652	17

Crown Castle International Corp.	1,714	223

CubeSmart	1,099	37

CyrusOne, Inc.	263	15

Digital Realty Trust, Inc.	987	116

Douglas Emmett, Inc.	600	24

Duke Realty Corp.	2,438	77

EastGroup Properties, Inc.	134	16

EPR Properties	505	38

Equinix, Inc.	263	133

Equity Commonwealth	1,024	33

Equity LifeStyle Properties, Inc.	400	49

Equity Residential	3,562	270

Essex Property Trust, Inc.	316	92

Extra Space Storage, Inc.	632	67

Federal Realty Investment Trust	427	55

First Industrial Realty Trust, Inc.	416	15

Gaming and Leisure Properties, Inc.	1,264	49

HCP, Inc.	4,170	133

Healthcare Realty Trust, Inc.	917	29

Healthcare Trust of America, Inc. ‘A’	1,301	36

Highwoods Properties, Inc.	543	22

Hospitality Properties Trust	2,019	51

Hudson Pacific Properties, Inc.	692	23

Invitation Homes, Inc.	1,400	37

Iron Mountain, Inc.	1,733	54

JBG SMITH Properties	295	12

	SHARES	MARKET VALUE (000S)

Kilroy Realty Corp.	418	$31

Kimco Realty Corp.	3,440	64

Kite Realty Group Trust	1,373	21

Lamar Advertising Co. ‘A’	933	75

Lexington Realty Trust	2,540	24

Liberty Property Trust	1,233	62

Life Storage, Inc.	211	20

Macerich Co.	957	32

Mack-Cali Realty Corp.	1,085	25

Medical Properties Trust, Inc.	2,790	49

MGM Growth Properties LLC	362	11

Mid-America Apartment Communities, Inc.	412	49

National Health Investors, Inc.	253	20

National Retail Properties, Inc.	1,082	57

Omega Healthcare Investors, Inc.	1,754	65

Outfront Media, Inc.	2,516	65

Paramount Group, Inc.	1,794	25

Park Hotels & Resorts, Inc.	1,781	49

Physicians Realty Trust	1,172	20

Piedmont Office Realty Trust, Inc. ‘A’	2,227	44

Prologis, Inc.	2,813	225

PS Business Parks, Inc.	198	33

Public Storage	849	202

Rayonier, Inc.	914	28

Realty Income Corp.	1,508	104

Regency Centers Corp.	929	62

Retail Opportunity Investments Corp.	583	10

Retail Properties of America, Inc. ‘A’	2,865	34

RLJ Lodging Trust	526	9

Ryman Hospitality Properties, Inc.	222	18

Sabra Health Care REIT, Inc.	1,243	25

SBA Communications Corp.	353	79

Senior Housing Properties Trust	4,272	35

Simon Property Group, Inc.	1,603	256

SITE Centers Corp.	2,799	37

SL Green Realty Corp.	555	45

Spirit Realty Capital, Inc.	951	41

STAG Industrial, Inc.	500	15

STORE Capital Corp.	1,142	38

Sun Communities, Inc.	460	59

Tanger Factory Outlet Centers, Inc.	750	12

Taubman Centers, Inc.	370	15

UDR, Inc.	1,801	81

Ventas, Inc.	2,827	193

VEREIT, Inc.	9,348	84

VICI Properties, Inc.	995	22

Vornado Realty Trust	742	48

Washington Prime Group, Inc.	5,056	19

Washington Real Estate Investment Trust	488	13

Weingarten Realty Investors	745	20

Welltower, Inc.	3,080	251

Weyerhaeuser Co.	1,705	45

WP Carey, Inc.	1,012	82

Xenia Hotels & Resorts, Inc.	1,477	30

		5,895

Total Real Estate Investment Trusts (Cost $6,181)		6,475

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	49

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

UNITED STATES 0.0%

INDUSTRIALS 0.0%

Hertz Global Holdings, Inc. - Exp. 07/12/2019	2,101	$4

Total Rights (Cost $5)		4

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.5%

		446

Total Short-Term Instruments (Cost $446)		446

Total Investments in Securities (Cost $91,256)		96,484

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

MUTUAL FUNDS 0.2%

PIMCO Government Money Market Fund (b)(c)	209,500	$210

Total Short-Term Instruments (Cost $210)		210

Total Investments in Affiliates (Cost $210)		210

Total Investments 99.7% (Cost $91,466)		$96,694

Other Assets and Liabilities, net 0.3%		286

Net Assets 100.0%		$96,980

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $205 were out on loan in exchange for $210 of cash collateral as of June 30, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5, Securities Lending in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$446	U.S. Treasury Notes 2.375% due 03/15/2022	$(456)	$446	$446

Total Repurchase Agreements						$(456)	$446	$446

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$446	$0	$0	$0	$446	$(456)	$(10)

Master Securities Lending Agreement
MSC	0	0	0	170	170	(174)	(4)
SAL	0	0	0	35	35	(36)	(1)

Total Borrowings and Other Financing Transactions	$446	$0	$0	$205

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$205	$0	$0	$0	$205

Total Borrowings	$205	$0	$0	$0	$205

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$205

(1)	Includes accrued interest.

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2019

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$222	$0	$0	$222
Luxembourg
Materials	5	0	0	5
Switzerland
Financials	429	0	0	429
United Kingdom
Consumer Staples	72	0	0	72
Energy	3	0	0	3
Financials	268	0	0	268
Industrials	76	0	0	76
Materials	205	0	0	205
United States
Communication Services	7,519	0	0	7,519
Consumer Discretionary	13,250	0	0	13,250
Consumer Staples	16,269	0	0	16,269
Energy	3,908	0	0	3,908
Financials	6,648	0	0	6,648
Health Care	12,125	0	0	12,125

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Industrials	$10,298	$0	$0	$10,298
Information Technology	13,543	0	0	13,543
Materials	2,281	0	0	2,281
Utilities	2,438	0	0	2,438
Real Estate Investment Trusts
United States
Financials	580	0	0	580
Real Estate	5,895	0	0	5,895
Rights
United States
Industrials	4	0	0	4
Short-Term Instruments
Repurchase Agreements	0	446	0	446

	$96,038	$446	$0	$96,484

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	210	0	0	210

Total Investments	$96,248	$446	$0	$96,694

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. PIMCO has engaged Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) to serve as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a

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Notes to Financial Statements (Cont.)

particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where

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market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2019 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$20,475	$(16,564)	$0	$0	$3,911	$29	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	749	(720)	0	0	29	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	779	(569)	0	0	210	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2019, as applicable are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive

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Notes to Financial Statements (Cont.)

dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, A Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by

58	PIMCO EQUITY SERIES

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type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

New/Small Fund	—	X	X

Market Trading	X	X	X

Equity	X	X	X

Credit	X	X	X

Market	X	X	X

Liquidity	X	X	X

Issuer	X	X	X

Derivatives	X	X	X

Foreign (Non-U.S.) Investment	X	X	—

Emerging Markets	X	—	—

Currency	X	X	—

Model	X	X	X

Leveraging	X	X	X

Management and Tracking Error	X	X	X

Indexing	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Market Trading Risk is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual

ANNUAL REPORT	JUNE 30, 2019	59

Notes to Financial Statements (Cont.)

obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with

60	PIMCO EQUITY SERIES

June 30, 2019

counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2019 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of

ANNUAL REPORT	JUNE 30, 2019	61

Notes to Financial Statements (Cont.)

various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2019, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$101	$27	$128

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	120	3	123

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	118	5	123

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Funds. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$220,732	$158,697

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	7,897	9,303

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	33,067	32,426

†	A zero balance may reflect actual amounts rounding to less than one thousand.

62	PIMCO EQUITY SERIES

June 30, 2019

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2019, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$41,310	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	24,177	8,462

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	55,633	27,856

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	JUNE 30, 2019	63

Notes to Financial Statements (Cont.)

June 30, 2019

As of June 30, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,700	$0	$(3,122)	$0	$(35,999)	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	621	0	(91)	0	(2,696)	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	468	0	5,221	0	(6,359)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain (loss) on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on Passive Foreign Investment Companies (PFICs), Real Estate Investment Trusts (REITs), and non-REIT Return of Capital

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through June 30, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through June 30, 2019 and Ordinary losses realized during the period January 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$31,030	$4,969

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,983	713

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	5,397	962

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$479,322	$36,335	$(39,465)	$(3,130)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	42,155	2,419	(2,512)	(93)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	91,474	7,749	(2,529)	5,220

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, convertible preferred securities, unrealized gain or loss on Passive Foreign Investment Companies (PFICs), Real Estate Investment Trusts (REITs), and non-REIT Return of Capital

For the fiscal years ended June 30, 2019 and June 30, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2019			June 30, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$11,116	$0	$0	$443	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	882	0	0	176	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,561	0	0	226	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

64	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAFI Dynamic Multi-
Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (three of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, and the statements of changes in net assets and the financial highlights for the year ended June 30, 2019 and for the period August 31, 2017 (inception date) through June 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for the year ended June 30, 2019 and for the period August 31, 2017 (inception date) through June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2019

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	JUNE 30, 2019	65

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.

Currency Abbreviations:

CAD	Canadian Dollar	JPY	Japanese Yen	ZAR	South African Rand

HKD	Hong Kong Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt

GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

NVDR	Non-Voting Depositary Receipt

66	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.00%	70.29%	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.00%	100.00%	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	100.00%	100.00%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	JUNE 30, 2019	67

Shareholder Meeting Results

(Unaudited)

Special Shareholder Meeting Results

PIMCO Equity Series held a special meeting of shareholders on May 6, 2019. Shareholders voted as indicated below:

PIMCO Equity Series	Affirmative	Withheld Authority
Election of George E. Borst	366,830,141	2,613,834
Election of Kym M. Hubbard	366,843,929	2,600,046
Election of Gary F. Kennedy	366,888,058	2,555,917
Election of Peter G. Strelow†	366,487,106	2,956,869

The other members of the Board of Trustees at the time of the meeting, Ms. Jennifer Holden Dunbar and Messrs. Brent R. Harris, Peter B. McCarthy and Ronald C. Parker, continued to serve as Trustees of the Fund.

†	Interested Trustee

68	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Brent R. Harris (1959) Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
[1]	Mr. Harris is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2019	69

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	05/2019 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

70	PIMCO EQUITY SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2019.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2019	71

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds

72	PIMCO EQUITY SERIES

(Unaudited)

when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2019	73

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3004AR_063019

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2019	$658,743
	June 30, 2018	$616,834

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2019	$—
	June 30, 2018	$—

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2019	$16,550
	June 30, 2018	$—

(d)	Fiscal Year Ended	All Other Fees(2)
	June 30, 2019	$—
	June 30, 2018	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity		June 30, 2019	June 30, 2018

PIMCO Equity Series Trust	$	16,550	$—
Pacific Investment Management Company LLC (“PIMCO”)		12,402,651	7,397,858

Totals	$	12,419,201	$7,397,858

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: August 27, 2019

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: August 27, 2019